Filed under Rule 497(c)
File Nos. 2-91556
811-4052

August 31, 2010

Legg Mason Partners Money Market Trust

Western Asset Liquid Reserves

Class N (CIRXX), Class A (LLAXX), Class B (LLBXX), Class C (LWCXX) and Service Shares (LQSXX)

Western Asset U.S. Treasury Reserves

Class N (CISXX) and Service Shares (LTSXX)

Western Asset Tax Free Reserves

Class N (CIXXX), Class A (LWAXX), Class B (LTBXX), Class C (LTCXX) and Service Shares (LXSXX)

Western Asset California Tax Free Money Market Fund

Class N (CFAXX), Class A (LOAXX) and Service Shares (LFSXX)

Western Asset Connecticut Municipal Money Market Fund

Class N (CFNXX), Class A (CNNXX), Class I (CCYXX) and Service Shares (LTNXX)

Western Asset New York Tax Free Money Market Fund

Class N (CIYXX), Class A (LNAXX) and Service Shares (LNSXX)

55 Water Street

New York, New York 10041

Funds Investor Services: 1-800-822-5544

Institutional Shareholder Services: 1-800-625-4554

1-212-857-8181

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus for Class N shares of Western Asset Liquid Reserves (“Liquid Reserves”), Western Asset U.S. Treasury Reserves (“U.S. Treasury Reserves”), Western Asset Tax Free Reserves (“Tax Free Reserves”), Western Asset California Tax Free Money Market Fund (“California Tax Free Money Market Fund”), Western Asset Connecticut Municipal Money Market Fund (“Connecticut Municipal Money Market Fund”) and Western Asset New York Tax Free Money Market Fund (“New York Tax Free Money Market Fund” and, collectively, the “funds”) and the Prospectus for Class A and Class I shares of Connecticut Municipal Money Market Fund, each dated December 29, 2009, as supplemented May 31, 2010, the Prospectus for Class A, Class B and Class C shares of Liquid Reserves and Tax Free Reserves, and the Prospectus for Class A shares of California Tax Free Money Market Fund and Class A shares of New York Tax Free Money Market Fund, each dated July 29, 2010, and the Prospectus for Service Shares of each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund dated August 31, 2010, each of the above as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to May 31, 2010, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were known as Western Asset / CitiSM Liquid Reserves, Western Asset / CitiSM U.S. Treasury Reserves, Western Asset / CitiSM Tax Free Reserves, Western Asset / CitiSM California Tax Free Reserves, Western Asset / CitiSM Connecticut Tax Free Reserves and Western Asset / CitiSM New York Tax Free Reserves, respectively. Prior to June 1, 2009, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were

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known as CitiSM Cash Reserves, CitiSM U.S. Treasury Reserves, CitiSM Tax Free Reserves, CitiSM California Tax Free Reserves, CitiSM Connecticut Tax Free Reserves and CitiSM New York Tax Free Reserves, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/ individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for the funds.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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MASTER/FEEDER STRUCTURE

Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each of Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has the same investment objectives and policies as its corresponding fund.

The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

Each portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a portfolio will notify its corresponding fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

The portfolios, as series of a Maryland statutory trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

The portfolios may sell interests to investors in addition to the funds. These investors may be funds which offer shares to their shareholders with different costs and expenses than the funds. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Each portfolio is open for business on each day that its corresponding fund is open for business as set forth in the funds’ Prospectuses. Each portfolio determines its net asset value at the same time on each business day as its corresponding fund (typically 4:00 p.m. (Eastern time) in the case of Liquid Reserves Portfolio, 2:00 p.m. (Eastern time) in the case of U.S. Treasury Reserves Portfolio, or 12:00 noon (Eastern time) in the case of Tax Free Reserves Portfolio), but subject to certain exceptions as set forth in the fund’s Prospectuses (for each portfolio, the “NAV Calculation Time”). A fund may add to or reduce its investment in the portfolio on each business day. On each such business day, the value of each investor’s interest in the portfolio is determined at its NAV Calculation Time by multiplying the net asset value of the portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the portfolio as of its NAV Calculation Time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment

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in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of its NAV Calculation Time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the portfolio as of its NAV Calculation Time, on the following business day of the portfolio. Notwithstanding the foregoing, to the extent that a portfolio’s net asset value is determined at a time earlier than provided above, each of the determinations described above in this paragraph shall take place at the earlier time that the portfolio’s net asset value is determined. For more information, see the funds’ Prospectuses.

Information about other holders of interests in the portfolios is available from LMIS.

Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, the funds invest all or a portion of their assets in multiple investment companies.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each of Liquid Reserves and U.S. Treasury Reserves is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund (collectively, the “Tax Free Funds”) is classified as non-diversified under the 1940 Act. Each fund is a money market fund that intends to comply with the provisions of Rule 2a-7 under the 1940 Act.

The funds’ Prospectuses discuss each fund’s investment objective(s) and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus(es).

Investment Objectives

Liquid Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

U.S. Treasury Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

California Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Connecticut Municipal Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

New York Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder or investor approval.

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Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

The Trust seeks to achieve the investment objective(s) of each of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves by investing all of their assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has the same investment objectives and policies as its corresponding fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves will correspond directly to those of the portfolios in which they invest, the following applies to both the funds and the portfolios, as applicable. A fund may withdraw its investment from its corresponding portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund to do so. If a fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the applicable investment policies described below.

Liquid Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category, or if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The fund may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the fund at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

The fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in

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the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The fund also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The fund does not purchase any bank obligation of any affiliate of the subadviser.

The fund limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in connection with the purchase of non-U.S. bank obligations.

The fund does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the fund’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the fund’s investments, the effect may be to reduce the income received by the fund on such investments or to prevent the fund from receiving any value in U.S. dollars from its investment in non-U.S. securities.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment policies.

U.S. Treasury Reserves

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of up to 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. The fund will not enter into repurchase agreements. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment policies. If, however, either the fund or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, the fund would give written notice to its shareholders at least 60 days prior to implementing the change.

Tax Free Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category)

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or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal taxes and/or the AMT, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to an AMT.

Each of the fund’s and portfolio’s policy to invest at least 80% of its assets, under normal circumstances, in certain municipal securities may not be changed without shareholder or investor approval.

California Tax Free Money Market Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the

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time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and California personal income taxes (“California municipal securities”). These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

In order for the fund to pay dividends that are exempt from federal tax and California personal income tax, the fund must continue to qualify as a “regulated investment company” for federal income tax purposes and at the end of each quarter of its taxable year at least 50% of the fund’s assets must be tax-exempt securities. In addition, in order for the fund to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal tax, the AMT and/or California state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in California municipal securities may not be changed without shareholder or investor approval.

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Connecticut Municipal Money Market Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the AMT, and Connecticut personal income taxes (“Connecticut municipal securities”). These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal tax, the AMT and/or Connecticut state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in Connecticut municipal securities may not be changed without shareholder or investor approval.

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New York Tax Free Money Market Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and New York State and New York City personal income taxes (“New York municipal securities”). These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to the AMT, regular federal tax and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in New York municipal securities may not be changed without shareholder or investor approval.

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SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The funds’ and the portfolios’ principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds and the portfolios. Throughout this section, references to a fund apply to and correspond to the fund’s corresponding portfolio. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (each fund other than U.S. Treasury Reserves)

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any prepaid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund may also invest in other types of asset-backed and receivable-backed securities.

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Banking Industry Concentration (each fund other than U.S. Treasury Reserves)

Up to 25% of a fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

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Since a fund may hold investments in non-U.S. bank obligations, an investment in a fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by a fund.

Borrowings (each fund)

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (each fund other than U.S. Treasury Reserves)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts (each fund other than U.S. Treasury Reserves)

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government

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securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments (each fund other than U.S. Treasury Reserves)

The funds may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The funds currently are permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

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Floating Rate and Variable Rate Obligations (each fund other than U.S. Treasury Reserves)

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a Demand Feature would have a maturity equal to its final legal maturity.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Foreign Investments (each fund other than U.S. Treasury Reserves)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations (each fund other than U.S. Treasury Reserves)

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets (each fund)

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

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Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities (each fund)

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally (each fund other than U.S. Treasury Reserves)

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

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Mortgage-Backed Securities (each fund other than U.S. Treasury Reserves)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities (each fund other than U.S. Treasury Reserves)

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

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Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general

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obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. A fund typically will exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid

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from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

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Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax and AMT purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities, although the recently enacted federal Build America Bond program may increase the attractiveness of and the market for such obligations. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and AMT purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

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Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

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University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

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Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

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Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

California. California Tax Free Money Market Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Tax Free Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

Connecticut. Connecticut Municipal Money Market Fund intends to invest a high proportion of its assets in Connecticut municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Connecticut and the resulting impact on the state will not adversely affect the market value of Connecticut municipal obligations held by Connecticut Municipal Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Connecticut municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of Connecticut, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of Connecticut’s credit and financial conditions, is based on information from statements of issuers of Connecticut municipal obligations, and does not purport to be complete. Connecticut Municipal Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Tax Free Money Market Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Tax Free Money Market Fund or the ability of particular issuers to make timely payments of

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debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the state of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Each of the Tax Free Funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications, public utilities and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix F to this SAI. The summary set forth above and in Appendix F is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

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Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2009, the population of Guam was estimated to be 178,430.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 74% of visitors to Guam originated in 2008, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2009, the population of the U.S. Virgin Islands was estimated at 109,825.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Repurchase Agreements (each fund other than U.S. Treasury Reserves)

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

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Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. A fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 5% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

Reverse Repurchase Agreements (each fund)

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

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Risks Associated With Sources of Liquidity or Credit Support (each fund other than U.S. Treasury Reserves)

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

Sovereign Debt (each fund other than U.S. Treasury Reserves)

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments (each fund other than U.S. Treasury Reserves)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations (each fund, U.S. Treasury Reserves with respect to U.S. Treasury securities only)

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)),

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U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Diversification

Liquid Reserves, U.S. Treasury Reserves, Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that a fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund, New York Tax Free Money Market Fund, and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity

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back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Commodity Exchange Act Registration

Each fund and portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund and portfolio under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund and portfolio under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund and portfolio has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund or portfolio may not be changed without the vote of a majority of the outstanding voting securities of the fund or portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund or portfolio present at a fund or portfolio meeting, if the holders of more than 50% of the voting securities of the fund or portfolio are present or represented by proxy, or (b) more than 50% of the voting securities of the fund or portfolio. The Board may change non-fundamental restrictions at any time.

Whenever a fund is requested to vote on a change in the fundamental investment policies of a portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders, or vote its shares in a portfolio in the same proportion as the vote of all other investors in the portfolio.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s and portfolio’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s and portfolio’s fundamental investment policies are as follows:

(1) The fund or portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund or portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund or portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund or portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(5) The fund or portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund or portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The fund or portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than U.S. Treasury Reserves, and each portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund, New York Tax Free Money Market Fund and Tax Free Reserves Portfolio, bank participation interests in municipal obligations.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund or portfolio contemplates borrowing money for leverage, but if a fund or portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund or portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act.

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Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund or portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund or portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund or portfolio from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. The policy in (5) above will be interpreted not to prevent a fund and portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and

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commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund and portfolio as to how to classify issuers within or among industries.

Each fund’s and portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Additional Fundamental Investment Policy

As a fundamental policy, under normal market conditions, each Tax Free Fund and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the AMT, and with respect to each of California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund, that is also exempt from California, Connecticut and New York State and New York City personal income taxes, respectively.

Non-Fundamental Investment Policies

As an operating policy, no fund or portfolio may acquire any illiquid security if, immediately after the acquisition, the fund or portfolio would have invested more than 5% of its total assets (taken at amortized cost value) in illiquid securities (meaning securities which cannot be sold or disposed of within seven calendar days at approximately the value ascribed to them by the fund or the portfolio).

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MANAGEMENT

The business and affairs of each of the funds are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of each fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	59	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc.
					(telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	59	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) 1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None

Interested Trustee and Officer:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006), and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2007	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
	and Identity Theft Prevention Officer	Since 2008

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano Born 1971 55 Water Street New York, NY 10041	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed-income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Trustee’s service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance

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background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the funds. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such

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candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, the funds’ subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

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The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The portfolios are also governed by a Board, which has the same members and committees as the funds’ Board.

The Board met 16 times during the funds’ and portfolios’ fiscal year ended August 31, 2009. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ and portfolios’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in Liquid Reserves	Dollar Range of Equity Securities in U.S. Treasury Reserves	Dollar Range of Equity Securities in Tax Free Reserves	Dollar Range of Equity Securities in California Tax Free Money Market Fund	Dollar Range of Equity Securities in Connecticut Municipal Money Market Fund	Dollar Range of Equity Securities in New York Tax Free Money Market Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	None	None	None	None	Over $100,000
Mark T. Finn	None	None	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	None	None	None	None
Stephen Randolph Gross	None	None	None	None	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	None	None	None	None	Over $100,000
Diana R. Harrington	None	None	None	None	None	None	$10,001-$50,000
Susan M. Heilbron	None	None	None	None	None	None	$50,001-$100,000
Susan B. Kerley	None	None	None	None	$10,001-$50,000	None	Over $100,000
Alan G. Merten	None	None	None	None	None	None	Over $100,000
R. Richardson Pettit	None	None	None	None	None	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	None	None	None	None	None	Over $100,000

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

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Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from Liquid Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from U.S. Treasury Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from California Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from Connecticut Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from New York Tax Free Reserves for Fiscal Year Ended 08/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 08/31/09	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/09	Number of Funds in Fund Complex Overseen by Trustee for Fiscal Year Ended 08/31/09
Independent Trustees:
Elliott J. Berv	$1,186	$2,488	$383	$215	$374	$861	$0	$242,500	60
A. Benton Cocanougher	1,301	2,725	421	237	411	946	0	267,500	60
Jane F. Dasher	1,186	2,488	383	215	374	861	0	244,500	60
Mark T. Finn	1,136	2,458	379	213	369	850	0	242,500	60
Rainer Greeven	1,186	2,488	383	215	374	861	0	242,500	60
Stephen Randolph Gross	1,255	2,630	406	228	397	912	0	257,500	60
Richard E. Hanson, Jr.	1,186	2,488	383	215	374	861	0	242,500	60
Diana R. Harrington	1,245	2,596	402	226	393	903	0	257,500	60
Susan M. Heilbron	1,186	2,488	383	215	374	861	0	242,500	60
Susan B. Kerley	1,149	2,488	383	215	374	861	0	242,500	60
Alan G. Merten	1,186	2,488	383	215	374	861	0	242,500	60
R. Richardson Pettit	1,186	2,488	383	215	374	861	0	242,500	60

Interested Trustee:
R. Jay Gerken(1)	0	0	0	0	0	0	0	0	137

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

As of August 13, 2010, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of August 13, 2010, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name & Address	Percentage of Shares
Liquid Reserves	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION 1000 TECHNOLOGY DR SAINT CHARLES, MO 63368-2240	84.91%

	N	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH ST, 3RD FLOOR NEW YORK, NY 10001-2402	9.14%

U.S. Treasury Reserves	N	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH ST, 7TH FLOOR NEW YORK, NY 10001-2402	82.39%

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Fund	Class	Name & Address	Percentage of Shares
	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1 COURT SQ, 22ND FL LONG ISLAND CITY, NY 11101-4302	10.20%

Tax Free Reserves	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1 COURT SQ, 22ND FL LONG ISLAND CITY, NY 11101-4302	80.88%

	N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 399 PARK AVENUE, BSMT LC NEW YORK, NY 10022-4686	13.97%

California Tax Free Money Market Fund	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION 1000 TECHNOLOGY DR SAINT CHARLES, MO 63368-2240	61.17%

	N	CITIBANK NA 399 PARK, BSMT LC NEW YORK, NY 10022-4686	23.20%

	N	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH ST, 7TH FLOOR NEW YORK, NY 10001-2402	11.96%

Connecticut Municipal Money Market Fund	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1 COURT SQ, 22ND FL LONG ISLAND CITY, NY 11101-4302	87.78%

	N	CITIBANK NA 399 Park Ave, BSMT LC NEW YORK, NY 10022-4699	7.48%

	A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK NY 10001-2402	99.97%

	I	FIDUCIARY TRUST INTL REVENUE ATTN JOHN CONTE 600 FIFTH AVE NEW YORK NY 10020-2302	55.43%

	I	FIDUCIARY TRUST INTL-NON REVENUE ATTN JOHN CONTE 600 FIFTH AVE NEW YORK NY 10020-2302	44.57%

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Fund	Class	Name & Address	Percentage of Shares
New York Tax Free Money Market Fund	N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1 COURT SQ, 22ND FL LONG ISLAND CITY, NY 11101-4302	76.14%

	N	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH ST, 3RD FL NEW YORK, NY 10001-2402	11.28%

	N	CITIBANK NA 399 PARK, BSMT LC NEW YORK, NY 10022-4686	6.64%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and the portfolios and provides certain oversight services to the funds and the portfolios, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s or portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s or portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s or portfolio’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting

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securities of the fund or portfolio on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the manager is not protected against any liability to the fund or portfolio to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds. In addition, the manager provides certain administrative services to each fund and each portfolio under the Management Agreements.

For its services under the applicable fund’s Management Agreement, the manager receives a management fee that is calculated daily and payable monthly according to the following schedule, less the amount, if any, of the fund’s share of the management fees payable by the portfolio in which it invests:

0.450% of the first $1 billion of average daily net assets;

0.425% of the next $1 billion;

0.400% of the next $3 billion;

0.375% of the next $5 billion; and

0.350% of net assets in excess of $10 billion

For the periods below, the funds and portfolios paid management fees (after fee waivers and/or expense reimbursements) to the manager as follows:

	Fiscal Year
Fund	2007	2008	2009
Liquid Reserves(1)	$4,430,981	$4,110,912	$2,527,471
Liquid Reserves Portfolio(1)	$43,681,085	$34,276,548	$29,301,621
U.S. Treasury Reserves(2)	$506,423	$2,140,155	$4,000,549
U.S. Treasury Reserves Portfolio(2)	$1,527,313	$9,139,696	$32,445,037
Tax Free Reserves(3)	$756,489	$831,158	$430,484
Tax Free Reserves Portfolio(3)	$2,400,484	$3,576,058	$3,672,164
California Tax Free Money Market Fund(4)	$962,766	$952,347	$393,804
Connecticut Municipal Money Market Fund(5)	$1,629,000	$1,891,069	$1,164,120
New York Tax Free Money Market Fund(6)	$3,777,231	$3,730,411	$2,002,944

(1)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by Liquid Reserves and/or reimbursed fund expenses in the amounts of $422,548, $454,116 and $672,050, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by Liquid Reserves Portfolio and/or reimbursed fund expenses in the amounts of $6,023,672, $12,773,898 and $1,694,655, respectively.
(2)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by U.S. Treasury Reserves and/or reimbursed fund expenses in the amounts of

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$221,363, $283,487 and $2,949,344, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by U.S. Treasury Reserves Portfolio and/or reimbursed fund expenses in the amounts of $222,144, $506,058 and $1,564,658, respectively.

(3)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by Tax Free Reserves and/ or reimbursed fund expenses in the amounts of $430,376, $406,861 and $477,267, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by Tax Free Reserves Portfolio and/or reimbursed fund expenses in the amounts of $189,180, $207,849 and $238,820, respectively.
(4)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by California Tax Free Money Market Fund and/or reimbursed fund expenses in the amounts of $328,207, $356,585 and $373,366, respectively.
(5)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by Connecticut Municipal Money Market Fund and/or reimbursed fund expenses in the amounts of $52,703, $0 and $170,141, respectively.
(6)	For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived management fees owed by New York Tax Free Money Market Fund and/or reimbursed fund expenses in the amounts of $914,014, $806,993 and $1,057,077, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides, with respect to the portion of the fund’s or portfolio’s assets allocated to it by the manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of a fund or portfolio (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund or portfolio and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or

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portfolio, but the subadviser is not protected against any liability to the fund or portfolio or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund or portfolio, net of any waivers and expense reimbursements. For the fiscal year ended August 31, 2009, the manager paid fees to the subadviser equal to $1,785,484, $2,800,887, $301,339, $275,663, $814,884 and $1,402,061 for its services relating to the Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund, respectively. For the fiscal year ended August 31, 2009, the manager paid fees to the subadviser equal to $20,511,135, $22,711,526 and $2,570,515 for its services relating to the Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively.

Expenses

In addition to amounts payable under the Management Agreement and, with respect to each fund, the 12b-1 Plan (as discussed below), each fund and each portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund or portfolio; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s or portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s or portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s or portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or the portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, members of the Board and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the funds’ and portfolios’ Prospectuses. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class, or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent

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registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily forgone or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation.

The manager may also forgo management fees or reimburse the operating expenses of one or more of the portfolios, subject to recapture, under terms similar to the arrangements described above for the funds.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) served as co-distributor of each fund, along with LMIS.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS also serves as exclusive Placement Agent with respect to each portfolio.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

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Fund—Class	Total Service and/or Distribution as a Percentage of Daily Net Assets
Liquid Reserves
Class N	0.25%
Class A	0.10%
Class B	0.50%
Class C	0.50%
Service Shares	0.50%
U.S. Treasury Reserves
Class N	0.25%
Service Shares	0.50%
Tax Free Reserves
Class N	0.25%
Class A	0.10%
Class B	0.50%
Class C	0.50%
Service Shares	0.50%
California Tax Free Money Market Fund
Class N	0.25%
Class A	0.10%
Service Shares	0.50%
Connecticut Municipal Money Market Fund
Class N	0.25%
Class A	0.10%
Service Shares	0.50%
New York Tax Free Money Market Fund
Class N	0.25%
Class A	0.10%
Service Shares	0.50%

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

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The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were paid by the funds, after waivers, pursuant to the distribution plan in effect during the last three fiscal years:

	Fiscal Year
Fund	2007	2008	2009
Liquid Reserves
Class N	$3,560,517	$3,319,252	$2,288,854
U.S. Treasury Reserves
Class N	$519,847	$1,737,293	$3,685,839
Tax Free Reserves
Class N	$989,055	$1,031,914	$756,456
California Tax Free Money Market Fund
Class N	$713,413	$727,184	$426,206
Connecticut Municipal Money Market Fund
Class N	$138,561	$139,059	$87,749
Class A	$202,376	$243,139	$185,088
New York Tax Free Money Market Fund
Class N	$2,599,337	$2,523,484	$1,700,012

No information is given for Class A shares, Class B shares, Class C shares and Service Shares of each of Liquid Reserves and Tax Free Reserves, Class A shares and Service Shares of each of California Tax Free Money Market Fund and New York Tax Free Money Market Fund and Service Shares of each of U.S. Treasury Reserves and Connecticut Municipal Money Market Fund because these share classes were not offered during the fiscal year ended August 31, 2009.

For the fiscal year ended August 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Service Fees	Amortization	Marketing	Printing	Total
Liquid Reserves
Class N	$2,294,891	$0	N/A	$0	$2,294,891
U.S. Treasury Reserves
Class N	$3,604,486	$0	N/A	$0	$3,604,486
Tax Free Reserves
Class N	$761,296	$0	N/A	$0	$761,296

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Fund/Class	Third Party Service Fees	Amortization	Marketing	Printing	Total
California Tax Free Money Market Fund
Class N	$429,031	$0	N/A	$0	$429,031
Connecticut Municipal Money Market Fund
Class N	$88,654	$0	N/A	$0	$88,654
Class A	$185,196	$0	N/A	$0	$185,196
New York Tax Free Money Market Fund
Class N	$1,706,256	$0	N/A	$0	$1,706,256

No information is given for Class A shares, Class B shares, Class C shares and Service Shares of each of Liquid Reserves and Tax Free Reserves, Class A shares and Service Shares of each of California Tax Free Money Market Fund and New York Tax Free Money Market Fund and Service Shares of each of U.S. Treasury Reserves and Connecticut Municipal Money Market Fund because these share classes were not offered during the fiscal year ended August 31, 2009.

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of the funds and the portfolios; receives and delivers all assets for the funds and the portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios; and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or the portfolios’ investment policies, nor decides which securities the funds and the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s and each portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

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Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and each portfolio.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ and the portfolios’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s and each portfolio’s financial statements and financial highlights for the fiscal year ending August 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the portfolios, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or portfolios. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the portfolios, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund and each portfolio to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds or portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund or portfolio, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds and portfolios as required for the funds and portfolios to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s or portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund or portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-625-4554, (2) on the funds’ website at http://www.leggmason.com/individual investors and (3) on the SEC’s website at http://www.sec.gov.

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PURCHASE OF SHARES

General

See the funds’ Prospectuses for a discussion of how to purchase fund shares. Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class N shares. Class N shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Service Shares. Service Shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Class A shares. Class A shares are sold without an initial sales charge and are generally not subject to contingent deferred sales charges.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

Class B Shares. Class B shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 5.00% may apply, based on the fund originally purchased.

Class C Shares. Class C shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 1.00% may apply, based on the fund originally purchased.

Class I Shares. Class I shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional Class A, Class B, Class C and Class I shares of the applicable funds through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A, Class B or Class C shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

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The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A and Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund. Class B shares that are contingent deferred sales charge shares are subject to a 5.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than

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specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of Class A, Class B and Class C shares of Liquid Reserves and Tax Free Reserves, Class A shares of California Tax Free Money Market Fund and New York Tax Free Money Market Fund and Class A and Class I shares of Connecticut Municipal Money Market Fund, as described in the funds’ applicable Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Involuntary Redemptions of Shares

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectuses. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

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EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund offered in the Western Asset family of money market funds, with respect to Class N shares and Service Shares of the funds, and in another fund sold by the distributor, with respect to Class A, Class B, Class C and Class I shares of the applicable funds, when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value, subject to any applicable sales charge. Each fund reserves the right to reject any exchange request.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in the funds’ Prospectuses.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such time as is set forth in the funds’ Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on Good Friday, the business day following Thanksgiving Day and the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Memorial Day and Christmas Day.

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The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding fund is determined. The net asset value of a fund’s investment in the corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund or portfolio deviates more than  1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ and portfolios’ Trustees have established procedures to stabilize the value of the funds’ and the portfolios’ net assets within  1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed  1/2 of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund and each portfolio, the funds and portfolios do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders and the portfolios’ investors annually after the close of each fund’s and each portfolio’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as ordinary income. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund and each portfolio may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s or portfolio’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) and each portfolio will have a positive net income at the time of each determination thereof. If for any reason a fund’s, portfolio’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s or portfolio’s expenses exceeded its income, the fund or portfolio would first offset the negative amount with respect to each shareholder account in that fund or class or investor in that portfolio from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund or portfolio would reduce the number of outstanding fund shares of that fund, portfolio or class by treating each shareholder or investor as having contributed to the capital of the fund or portfolio that number of full and fractional shares in the shareholder’s or investor’s account which represents the shareholder’s or investor’s share of the amount of such excess. Each shareholder or investor would be deemed to have agreed to such contribution in these circumstances by investment in the fund or portfolio. In addition, even where a fund or portfolio does not have negative income, a fund or portfolio may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s and each portfolio’s portfolio decisions and the placing of each fund’s and each portfolio’s portfolio transactions with respect to assets allocated to the subadviser.

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Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund or a portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund or portfolio and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund or portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s or portfolio’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund or portfolio may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds and portfolios.

Debt securities purchased and sold by a fund or portfolio generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund or portfolio will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund or for a portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for a fund, for a portfolio and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block

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trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended August 31, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended August 31, 2007, August 31, 2008 and August 31, 2009, no fund paid any brokerage commissions for portfolio transactions.

During the fiscal year ended August 31, 2009, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, for funds other than money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor. Money market funds may disclose their complete portfolio holdings at any time on the funds’ website.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

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4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The funds in this SAI currently disclose their complete portfolio holdings as of the last business day of a month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of May 21, 2010, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
S&P	Quarterly	Sent 8-10 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Bloomberg L.P.	Quarterly	Sent 8-10 Days after Quarter End
Lipper Analytical Services Corp.	Quarterly	Sent 8-10 Days after Quarter End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter End
Marco Consulting	Quarterly	Sent 8-10 Days after Quarter End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter End
Nelson Information	Quarterly	Sent 8-10 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
Ambac	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	Sent 8-10 Days after Quarter End
Evaluation Associates	Quarterly	Sent 8-10 Days after Quarter End
Watson Wyatt	Quarterly	Sent 8-10 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

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The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a fund may have on their own tax situations.

Each of the funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund’s gross income, the amount of fund distributions (as a percentage of a fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the fund’s portfolio assets. Provided all such requirements are met and all of a fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If a fund should fail to qualify as a regulated investment company for any year, the fund would incur a regular corporate federal and state income tax upon its taxable income and fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. Under some circumstances, a fund may qualify for treatment as a regulated investment company but still determine not to distribute, or determine to defer the distribution of, some portion of its income. In such a case, the fund may be required to pay federal income or excise taxes on the undistributed portion of its income.

On August 31, 2009, the unused capital loss carryforwards of the funds were approximately $(616,070) for Liquid Reserves, $0 for U.S. Treasury Reserves, $(56,260) for Tax Free Reserves, $0 for California Tax Free Money Market Fund, $0 for Connecticut Municipal Money Market Fund and $(912) for New York Tax Free Money Market Fund. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the applicable fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

Fund Name	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017
Liquid Reserves	$0	$0	$(248,378)	$0	$(367,692)
Tax Free Reserves	$(36,737)	$(226)	$0	$0	$(19,297)
New York Tax Free Money Market Fund	$0	$0	$0	$(912)	$0

Investment income received by Liquid Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s assets ultimately invested within various countries.

The portion of a Tax Free Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an “exempt-interest dividend” under the Code and will

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generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the fund’s assets consists of tax-exempt securities at the close of each quarter of the fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the AMT, and all exempt-interest dividends may increase a corporate shareholder’s AMT. Unless the fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the fund of net investment income made during each fiscal year of the fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the fund on their federal income tax returns.

Because each fund expects to earn primarily interest income, it is expected that no fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust.

Prior to reorganization of each fund as a series of Legg Mason Partners Money Market Trust, the funds were series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, Liquid Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by

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series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection

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with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

With respect to funds in a master/feeder structure, the master fund (called a portfolio) in which a fund invests is a series of Master Portfolio Trust, a Maryland statutory trust and is also governed by a declaration of trust similar to the Declaration. Whenever a vote is submitted to a portfolio’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund

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will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves and before that,

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CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The unaudited financial statements of Liquid Reserves (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) and of Liquid Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements), each of which is included in the Semi-Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this SAI (Filed on April 29, 2010; Accession Number 0000930413-10-002411).

The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five- year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this SAI (Filed on November 4, 2009; Accession Number 0000930413-09-005554).

The unaudited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) and of U.S. Treasury Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements), each of which is included in the Semi-Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on April 29, 2010; Accession Number 0000930413-10-002354).

The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005594).

The unaudited financial statements of Tax Free Reserves (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) and of Tax Free Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28,

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2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements), each of which is included in the Semi-Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this SAI (Filed on April 28, 2010; Accession Number 0000930413-10-002249).

The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005601).

The unaudited financial statements of California Tax Free Money Market Fund (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statements of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) each of which is included in the Semi-Annual Report to Shareholders of California Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on April 28, 2010, Accession Number 0000930413-10-002247).

The audited financial statements of California Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of California Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005580).

The unaudited financial statements of Connecticut Municipal Money Market Fund (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statements of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) each of which is included in the Semi-Annual Report to Shareholders of Connecticut Municipal Money Market Fund, are incorporated by reference into this SAI (Filed on April 29, 2010, Accession Number 0000930413-10-002408).

The audited financial statements of Connecticut Municipal Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Connecticut Municipal Money Market Fund, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005595).

The unaudited financial statements of New York Tax Free Money Market Fund (Statement of Assets and Liabilities as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statements of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements) each of which is included in the Semi-Annual Report to Shareholders of New York Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on April 27, 2010, Accession Number 0000930413-10-002204).

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The audited financial statements of New York Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of New York Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-00579).

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APPENDIX A

DESCRIPTION OF RATINGS

Set forth below are descriptions of the ratings of certain nationally recognized statistical rating organizations (“NRSROs”), as publicly disclosed by such NRSRO from time to time. The ratings of an NRSRO represent the opinions of the NRSRO as to the quality of various debt obligations and are not a guaranty of quality. As described by the NRSROs, ratings are generally given to securities at the time of issuances. While an NRSRO may from time to time revise its ratings of a security, it undertakes no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-3

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-4

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

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Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

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Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a

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loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

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A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Description of DBRS Commercial Paper and Short Term Debt

The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)†

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or

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liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Description of DBRS Long Term Obligations*

The DBRS® long-term rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited
*	Formerly referred to as “Bond and Long Term Debt”

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indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades. This scale is also used for preferred and hybrid instruments. Within Canada, certain securities use the DBRS® Preferred Share Rating Scale.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B.

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Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has not met a scheduled payment of interest or principal, the issuer has made it clear that it will miss such a payment in the near future, or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the non payment of a dividend will only be considered as a D if the missed payment constitutes default per the legal documents.

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APPENDIX B

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

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Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

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e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

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2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, and except as noted below in this paragraph, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated June 23, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,300 in 2005 to 5,300 in 2007 to a negative (job loss) of 57,100 per month in 2008 and 2009. On February 27, 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In his proclamation, the Governor requested that urban water users reduce water use by 20 percent. Moreover, he directed the Department of Water Resources to cooperate with local water agencies to implement aggressive water conservation efforts, and to facilitate water transfers in response to emergency conditions which may arise.

The State’s July 1, 2009 population of about 38.5 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. According to the findings of the 2000 census, 97 percent of the population of California resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2009, the five-county Los Angeles area accounted for 41 percent of the State’s population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20 percent, with a population of over 7.0 million.

In the May Revision of the 2010-11 Governor’s Budget released on May 14, 2010 (the “2010-11 May Revision”), the Department of Finance projected that the California economy started to recover from the recession in the latter part of 2009, but growth in calendar year 2010 and beyond would be slow and would continue to lag slightly behind the national economic recovery as a whole. As of May 2010, unemployment in the State was 12.4 percent, compared to 12.5 percent in January 2010 and 9.7 percent in January 2009. The U.S. unemployment rate for May 2010 was 9.7 percent.

National Economy. Output of the national economy (real GDP) grew 3 percent in the first quarter of 2010—the third consecutive quarter of growth. Consumers were largely responsible for the gain by increasing their spending by the largest amount in four years. Retail sales rose in the first quarter of 2010, posting their strongest growth since the end of 2007. Vehicle sales have begun a modest recovery.

Unemployment eased slightly while nonfarm payroll expanded during each of the first five months of 2010.

Residential construction fell by almost 11 percent in the first quarter of 2010. Home building increased in the last two quarters of 2009, but largely because of the first-time home buyer federal tax credit program. The credit was first applicable to homes purchased between April 2008 and July 2009. The program was extended to April 30, 2010 and expanded.

Investment by businesses in equipment and software expanded in the first quarter of 2010. Manufacturing activity increased for the tenth consecutive month in May 2010, according to the Institute for Supply Management (ISM) index.

U.S. exports and imports grew in the first quarter of 2010, reflecting growing economies abroad and increased demand for imports at home. On the whole, however, international trade subtracted from domestic economic growth in the first quarter of 2010.

California Economy. California does not have a quarterly measure of economic output that could be used to compare its economic growth to that of the nation. However, other economic indicators show that California’s economy was hit harder by the recession than the economies of most other states. Still, there are signs that economic growth in California improved during the second half of 2009 and the early months of 2010.

For example, personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009 and the first quarter of 2010. After falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and the first quarter of 2010. The state unemployment rate was 12.4 percent in May 2010. In comparison, the national unemployment rate was 9.7 percent.

As of June 23, 2010 the State’s housing sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 23 percent from May 2009 to May 2010, bringing the median price of these homes to approximately $324,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

As of June 23, 2010, the State believed that the worst of the housing slump might be over. Home building permitting—which suffered a long, steady three-year decline starting in 2006—bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010, but at a very low level.

Made-in-California exports were down 17 percent in 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology, transportation, and machinery exports were instrumental in the decline. However, with global economic conditions improving, California exports increased 19 percent year-over-year in the first quarter of 2010.

State Financial Pressure

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. The severe economic recession began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. As a result of the continuing weakness in the economy, state tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010. The State’s unemployment rate increased from 5.9 percent in January 2008 to 12.4 percent in May 2010. The rate of increase has slowed in 2010. The State indicated as of June 23, 2010 that since the end of the economic downturn in 2009, the State’s economy has grown slowly.

In response to the most severe economic downturn in the United States since the Great Depression, in the budget plan for Fiscal Year 2009-10 adopted on February 20, 2009 as amended by the revisions enacted on July 28, 2009 together with other related budget legislation (the “Amended 2009 Budget Act”), the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010-11 May Revision includes further reductions to many programs. If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in fiscal year 1998-99 adjusted for population and inflation growth.

As of June 2010, the State was slowly emerging from the recession, but economic growth was modest and the level of unemployment was still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) were projected to fall by more than 20 percent from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (about $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($10 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (about $1 billion below peak levels). Consumer spending driven by easy credit and growth in home values is also not likely to return to levels prior to 2010 in the foreseeable future. Future revenues are also expected to be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

In January 2010, California’s projected budget gap for fiscal years 2009-10 and 2010-11 was $19.9 billion. The deterioration of the State’s fiscal condition since adoption of the Amended 2009 Budget Act was due to a combination of lower than projected revenues, failure to achieve expected savings (due in part to adverse court decisions) and population and caseload growth. A Special Session of the Legislature in February 2010 enacted several bills which addressed about $2.1 billion of this gap. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added about $1.3 billion to the gap, so that the 2010-11 May Revision projected the remaining budget gap at $19.1 billion. This figure is comprised of a 2010 shortfall of $7.7 billion, a fiscal year 2010-11 shortfall of $10.2 billion and a $1.2 billion reserve for fiscal year 2010-11.

The 2010-11 May Revision proposes additional solutions to close the remaining budget gap. Additional federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional federal funds contained in 2010-11 Governor’s Budget. Spending reductions account for $12.4 billion in solutions. Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues. In response, Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another which would rely on a borrowing plan using certain significant non-General Fund revenues. As of June 2010, these proposals were being considered by the Legislature. Even if all the Governor’s proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The sharp drop in revenues over the 2009-10 and 2010-11 fiscal years also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which could not be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. The registered warrants were all called for redemption on September 4, 2009 once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to make high-priority payments, including debt service on bonds, payments to schools, or employee payrolls. The issuance of state registered warrants in 2009 was only the second time the State had issued state registered warrants since the 1930s.

The 2010-11 May Revision projected that the State would have sufficient cash resources to pay all of its obligations through the end of the 2010-11 fiscal year, including repayment of all outstanding revenue anticipation notes in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session in early March 2010 was to provide the State with additional tools to manage cash in the summer of 2010 and during key months of the budget year by authorizing short-term deferral of certain state payments, primarily to schools and local governments. Proposals to close the budget shortfall were expected to substantially reduce this cash gap. In addition to budget solutions, the State needs to obtain external financing early in the fiscal year. At the Governor’s direction, the Department of Finance has begun working with the State Controller’s Office and the State Treasurer’s Office to develop additional cash solutions as needed to meet the State’s payment obligations.

The national and California economies improved between the 2010-11 Governor’s Budget and the 2010-11 May Revision. Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010. However, as of June 23, 2010, some sectors of both economies had yet to show any positive signs—construction being a prime example.

There are signs that home prices have begun to stabilize and have improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

As of June 23, 2010, the State believed that the longest and deepest recession in the post-Depression era was most likely over. Both the state and national economies appeared poised to make modest comebacks, and many indicators released since the 2010-11 Governor’s Budget forecast were more encouraging than originally expected. Still, the State anticipated that the recovery would probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and, as of June 23, 2010, had substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which was estimated to be $51.8 billion as of June 30, 2009.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 39.8 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and, in the 2010-11 May Revision, to account for elimination of state funding within the guarantee for state subsidized child care programs. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional monies are available. No such transfers are anticipated during fiscal years 2009-10 and 2010-11.

The Amended 2009 Budget Act reduced fiscal year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the fiscal year 2008-09 revised Proposition 98 spending level, the Budget Act for the 2009-10 Fiscal Year adopted on February 19, 2009, together with other related budget legislation (the “Initial 2009 Budget Act”) included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The fiscal year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

In July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. The fiscal year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduced fiscal year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

In the 2010-11 Governor’s Budget, the Administration proposed to amend the fiscal year 2008-09 Proposition 98 funding level established in statute to reflect actual appropriations for fiscal year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion. The proposed fiscal year 2008-09 Proposition 98 funding level was $2.2 billion over the minimum required funding level. For fiscal year 2009-10, the Proposition 98 Guarantee level was decreased to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act. A portion of this reduction was achieved without any action as the cost of continuously appropriated programs is projected to be lower than estimated at the time of the Amended 2009 Budget Act. The Governor also reduced Proposition 98 funding to this level by reducing appropriations to reflect anticipated actual savings.

In the 2010-11 May Revision, the Administration withdrew its proposal to amend the statute that established a fiscal year 2008-09 Proposition 98 funding level because updated actual appropriations align closely with the $49.1 billion level originally set in statute. For fiscal year 2009-10, the Proposition 98 Guarantee was to be funded at $49.9 billion, consistent with the 2009-10 Governor’s Budget. However, the actual Guarantee decreased $503 million, and the Administration did not decrease funding for fiscal year 2009-10, but proposed to count this overappropriation as a down payment on the $11.2 billion obligation created in statute during negotiations for the Amended 2009 Budget Act.

As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2010-11 is projected to decrease to $48.4 billion from the 2010-11 Governor’s Budget estimate of $50.0 billion and the General Fund share is projected to be $35.0 billion of total Proposition 98 funding. This reflects the revised Test 1 factor of 39.8 percent described above, including accounting for the Governor’s proposed elimination of state subsidized child care programs.

The Budget reflects General Fund Proposition 98 expenditures in fiscal years 2008-09 through 2010-11.

Legislation adopted with the Amended 2009 Budget Act created an outstanding obligation for the 2008-09 fiscal year of $11.2 billion. This obligation is to be repaid commencing in fiscal year 2010-11, in years when per capita General Fund revenue growth exceeds per capita personal income growth. Specifically, the obligation repayment is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. As referenced above, the Administration proposed to make a payment of $503 million towards this obligation in fiscal year 2009-10, which would leave a balance of $10.7 billion. In light of the State’s fiscal condition as of June 23, 2010, the Administration proposed to delay commencing repayment of the remaining $10.7 billion obligation from fiscal year 2010-11 until fiscal year 2011-12. Repayment amounts cannot be determined until certain Proposition 98 factors (e.g., per capita personal income and per capita General Fund revenue growth factors) are available. In addition, the Administration proposed to count the $2.2 billion over appropriation of the Proposition 98 Guarantee in fiscal year 2008-09 as payment of the $1.3 billion maintenance factor outstanding at the end of fiscal year 2007-08.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenue increased the estimated fiscal year 2004-05 Proposition 98 Guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in fiscal year 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for the 2009-10 fiscal year. The 2010-11 Governor’s Budget proposed to restart the annual settlement payments by providing $270 million for 2009-10 and $180 million for fiscal year 2010-11, a total of $450 million. However, the 2010-11 May Revision instead proposes to provide $30 million for fiscal year 2009-10 and $420 million for fiscal year 2010-11 for a total of $450 million.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for fiscal year 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the fiscal year 2006-07 allocation and $150 million for the fiscal year 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the fiscal year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The

Initial 2009 Budget Act used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. The State has indicated that this amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year.

As of June 2010, most Proposition 98 mandates have been deferred, rather than suspended. However, a recent court ruling now requires the State to either fully fund the costs of all education mandates (and not defer payment for them), or suspend the operation of those mandates. The annual cost of reimbursing schools for existing mandates would be in the hundreds of millions of dollars. The 2010-11 Governor’s Budget suspends most mandate costs. However, the 2010-11 Governor’s Budget proposes to fund the inter-district and intra-district transfers and California High School Exit Exam mandates. The 2010-11 May Revision continues these same mandates-related proposals.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds, as described below).

As of May 1, 2010, the State had outstanding $78,439,139,000 aggregate principal amount of long-term general obligation bonds, of which $68,917,429,000 were payable primarily from the State’s General Fund, and $9,521,710,000 were “self-liquidating” bonds payable first from other special revenue funds. As of May 1, 2010, there were unused voter authorizations for the future issuance of $42,909,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,331,210,000 is for general obligation bonds payable first from other revenue sources.

Legislation enacted on November 4, 2009 authorizes submission to the voters at the statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010 election ballot.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2010, the State had outstanding $5,294,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 6.7 percent of the State’s total outstanding general obligation bonds as of that date.

Under state law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of June 2010, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Prior to late 2008, commercial paper notes were used primarily to repay internal loans from the State’s Pooled Money Investment Account (“PMIA”), as a step toward issuance of long-term bonds. However, the internal loan program is no longer being used for general obligation bond programs and all such loans have been repaid from sale of long-term general obligation bonds. Pursuant to the terms of the bank credit agreement in effect as of June 23, 2010, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of May 7, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding, most of which relates back to retirement of PMIA loan expenditures in 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2010 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

During 2009, the State took a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate Economic Recovery Bonds and for its Commercial Paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. As of June 23, 2010, the State faced the need to renew about $1.37 billion of letters of credit for several series of variable rate general obligation bonds in November and December 2010.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The State had $10,071,627,519 in lease-revenue obligations outstanding as of May 1, 2010. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $9,834,701,000 authorized and unissued as of May 1, 2010.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2009.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (stimulus bill). One provision allows municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable state income tax debts.

Starting in April 2009 and through April 30, 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.46 billion for the general obligation BABs and $338 million for the lease-revenue BABs. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. In late May 2010, the House of Representatives passed a bill (H.R. 4213) which extends the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; as of June 23, 2010, this proposal had not yet been acted on by the Senate.

Future Issuance Plans; General Fund Debt Ratio

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the amount of such General Fund-supported debt outstanding to more than $79 billion, while still leaving authorized and unissued about $51 billion of such bonds as of May 1, 2010. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease-revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease-revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds). A few weeks later, the State took advantage of the new federal rules to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. An additional $6.546 billion of tax-exempt and taxable general obligation bonds ($2.66 billion BABs) were issued in the fall of 2009, together with $1.549 billion of lease-revenue bonds ($250 million BABs).

The combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the State had issued $5.9 billion of general obligation bonds and $721 million of lease-revenue bonds in calendar year 2010. The 2010-11 May Revision projects issuance of about $15.8 billion of general obligation and lease-revenue bonds in fiscal year 2010-11. These are preliminary estimates, and the actual amount of bonds sold for the balance of fiscal year 2009-10 and in fiscal year 2010-11 will depend on many factors, including more detailed review of program needs, budget priorities and market conditions.

Based on Department of Finance projections as of June 2010 of program expenditure needs, without taking into account any future authorizations which may occur, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease-revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of June 23, 2010, is estimated to peak at approximately $111.3 billion by fiscal year 2014-15, compared to the outstanding amount as of June 23, 2010 of about $80.8 billion. The annual debt service costs on this amount of debt are estimated by the State Treasurer to increase to approximately $9.93 billion in fiscal year 2012-13 compared to about $6.09 billion budgeted in fiscal year 2009-10. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $9.97 billion in fiscal year 2017-18. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease-revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 May Revision, in fiscal year 2009-10, the General Fund Debt Ratio is estimated to equal approximately 7.03 percent. Based on the assumed debt issuance referred to in the preceding paragraph, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.58 percent in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 9.34 percent. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues which will in turn depend on a variety of factors including but not limited to economic, population and inflation growth. Based on the State’s debt issuance projections as of June 2010 and an assumed combined average annual General Fund revenue growth rate of between 2 percent and 5 percent, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.26 percent to 8.67 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s general obligation and lease-revenue BABs outstanding as of June 2010, and an assumed interest rate of 6.25 percent and 6.75 percent for future issuances of general obligation and lease-revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the

2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2009-10, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues was expected to be used to retire ERBs on June 24, 2010.

The Governor suspended each of fiscal years 2008-09, 2009-10 and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.

Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment. Nevertheless, as of June 2010, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through June 23, 2010, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (“JPA”) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2010-11 Governor’s Budget includes $90.8 million General Fund monies for the interest payments that are expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are expected to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in 22 of the last 23 fiscal years and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used during fiscal year 2008-09 and, as of June 23, 2010, to that point during fiscal year 2009-10:

•	The State Controller delayed certain types of disbursements from the General Fund.

•	Legislation was enacted during the fiscal year increasing the State’s internal borrowing capability, and the State increased the General Fund’s internal borrowings.

•	Legislation was enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

In addition, as noted below, the State issued registered warrants in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of June 23, 2010, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (the “PMIB”). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there were no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. On September 29, 2009, the State issued $8.8 billion of RANs, which matured in May and June 2010.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal years 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

On March 1, 2010 the Governor signed a bill to provide additional cash management flexibility to State fiscal officials (Chapter 1, Statutes of 2009-10 Eighth Extraordinary Session, the “cash management bill”). The cash management bill authorized the Controller to delay making payments during March 2010 totaling about $1.1 billion for several programs, including higher education, trial court operations (but not payroll) and contribution to the State Teachers’ Retirement System (“STRS”). All such deferrals were to be repaid between April 15 and May 1, 2010.

The cash management bill also authorizes deferral of certain payments during fiscal year 2010-11 including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), SSI/SSP reimbursements to the federal government, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, STRS payment modifications and trial operations (not including payroll). Many of these deferrals may be made in July 2010, October 2010 and March 2011, not to exceed 60, 90 and 60 days, respectively. However, depending on actual cash flow conditions at the time, the Controller, Treasurer and Director of Finance may either accelerate or delay the deferrals up to 30 days, or reduce the amounts deferred. In total, as of the 2010-11 May Revision, the Department of Finance estimates these deferrals will improve the State’s cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts that can demonstrate hardship will not be subject to these deferrals. The cash management bill expressly provides that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2008-09, approximately 90 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Amended 2009 Budget Act

New Revenues

The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5 percent to 6 percent. This tax increase is to be in effect through June 30, 2011. As of the 2010-11 May Revision, this tax law change is expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

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Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2011. As of the 2010-11 May Revision, this law change is expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

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Personal Income Tax Surcharge: The Initial 2009 Budget Act provided for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. As of the 2010-11 May Revision, this change is expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

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Dependent Exemption Credit Reduction: The Initial 2009 Budget Act included a temporary reduction in the Personal Income Tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010-11 May Revision, this change is expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

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Non-Retailer Registration for Use Tax: Under prior law, non-retailers—those who do not sell tangible personal property—were not required to register with the Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change is expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter.

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Accelerate Estimated Tax Payments: Under prior law, individuals and corporations were required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent payable on April 15, the second quarter will increase to 40 percent payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent payable on December 15 for corporations and January 15 for individuals. As of the 2010-11 May Revision, this law change is expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

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Accelerate Wage Withholding: This tax law change increased wage withholding rates by 10 percent and, as of the 2010-11 May Revision, is expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

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Require Backup Withholding: Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. As of the 2010-11 May Revision, this law change is expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

State Office Building Sales Program

Pursuant to legislation enacted in 2009, the Department of General Services (“DGS”) solicited proposals for the disposition of 11 state office properties, through a sale, lease, or a sale with an option to lease back. A large number of bids were received in April 2010 and, as of June 23, 2010, the Department of General Services was still conducting due diligence on the bids received. The State has indicated that once a preferred buyer has been identified, DGS will notify the Legislature. As of June 23, 2010, under current law, the Legislature has 30 days to review the sales agreement, but a bill adopted unanimously by the Assembly on June 3, 2010 (AB 2605) would require affirmative Legislative approval for the building sale to proceed. As of June 23, 2010, this bill was pending in the Senate. As of that date, the amount of potential revenue from the proposed sale was unknown. The 2010-11 May Revision assumes approximately $600 million of one-time net revenues to the General Fund over the next three years from the sale. (Approximately $1.1 billion of other sale proceeds would have to retire existing debt used to construct some of the buildings.)

Sources of Tax Revenue

Personal Income Tax

The California personal income tax, which accounted for 52.4 percent of General Fund revenues and transfers in fiscal year 2008-09, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. For tax years 2009 and 2010, the rates will range from 1.25 percent to 9.55 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 43 percent of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in 2000-01. The 2010-11 May Revision projects that capital gains will account for 3.6 percent of General Fund revenues and transfers in fiscal year 2009-10 and 5.8 percent in fiscal year 2010-11.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 28.7 percent of General Fund revenues and transfers in fiscal year 2008-09, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of May 1, 2010, the breakdown of the base state and local sales tax rate of 8.25 percent was as follows:

•	6 percent imposed as a State General Fund tax (this tax rate is scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Proposition 1A of 2004, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. A proposed initiative constitutional amendment, which, as of June 23, 2010, has not yet been certified for the November 2, 2010 election ballot, would restrict the ability of the State to use or borrow money from local governments, and monies dedicated to transportation financing.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. Identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010-11 May Revision projects that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax

The corporation tax accounted for 11.5 percent of General Fund revenues and transfers in fiscal year 2008-09.

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. A decision may be issued during fiscal year 2010-11. An adverse ruling would result in a potential loss of revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of about $500 million thereafter.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which were to become effective in 2011 or later. An initiative statute has been submitted for possible inclusion on the November 2010 ballot which would repeal all of these new tax benefits. It is estimated that such a repeal, if qualified for the ballot and approved by the voters, would increase General Fund revenues by about $1.7 billion annually starting in fiscal year 2011-12.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35 percent gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee

The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65 percent to 1.15 percent, effective May 19, 2009, through June 30, 2011. Of this 0.5 percent increase, 0.35 percent goes to the General Fund with the remaining 0.15 percent going to local law enforcement.

An initiative has been qualified for the November 2010 ballot which would increase the annual vehicle license fee by $18 and dedicate the revenue to support of state parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax is scheduled to be reinstated along with California’s estate tax. Federal estate tax law may be changed to modify or eliminate the state pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 39 percent of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles. About $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in state aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA ending in December 2010, Californians can expect to see a $19.5 billion investment in health and human services, an $11.8 billion investment in education, a $5.2 billion investment in labor and workforce development, and a $4.7 billion investment in transportation infrastructure.

The 2010-11 May Revision includes an estimated $5.0 billion in fiscal year 2009-10 and $5.6 billion in fiscal year 2010-11 federal funds to offset General Fund expenditures. The majority of these federal funds are ARRA funds.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010-11 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment agency funds from revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These revenues are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are established by Proposition 1A of 2004 and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their Low and Moderate Income Housing Funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current CRA lawsuit. A group of counties has filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010 upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The CRA has appealed the ruling.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.6 billion in state resources in fiscal year 2009-10 and $2.7 billion in fiscal year 2010-11, as well as $499 million in resources from the counties in each fiscal year. The 2010-11 May Revision reflects $236.5 million in General Fund reductions for the trial court system, $17.4 million of which is a one-time reduction. Of the remaining reduction amount, $206.1 million is to be offset by special fund revenues. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC program and California’s previous welfare program, Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to increase in fiscal year 2010-11. CalWORKs caseload projections are 552,000 cases in fiscal year 2009-10 and 569,000 cases in fiscal year 2010-11. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2010-11, caseload is projected to decline by over 10 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of June 23, 2010, current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. In August 2009, the State received official notice from the federal government that California failed to meet the work participation rate for

FFY 2007, the first year for which the DRA’s changes were effective. However, California’s penalty of approximately $230 million was waived primarily due to the impact of program changes made in the DRA and California’s ability to engage nearly 30,000 families in work activities between FFY 2006 and FFY 2007. As a result of not meeting the work participation rate requirements, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2010-11 Governor’s Budget continues to reflect an increase of MOE spending by $179.5 million in fiscal years 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty. As of June 23, 2010, the federal government had recently notified California that it had not met the FFY 2008 work participation rate requirements and assessed a penalty of $47.7 million. Under state law, 50 percent of the penalty amount is the State’s responsibility and the remaining 50 percent would be shared among those counties not meeting work participation rate requirements. As of June 23, 2010, the State intended to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to fiscal year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in fiscal year 2011-12. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. In addition, beginning in fiscal year 2011-12, the following long-term reforms are scheduled to become effective:

•	Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months.

•	Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees.

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Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months.

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Reducing by 25 percent the child-only grant for non-work-eligible adults unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

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Eliminating the statutory cost of living adjustment (“COLA”) for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits, including the 2009-10 fiscal year.

Nationwide, ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceed the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). The 2010-11 May Revision continues to assume an extension of the enhanced funding provided for health and social services programs by ARRA. Absent the proposal to eliminate the CalWORKs program (described below), this would result in a General Fund decrease of $386.6 million as a result of the federal government continuing the TANF-ECF provided to California through fiscal year 2010-11.

The 2010-11 May Revision continues to propose (1) reducing monthly grant payments by 15.7 percent to reduce California’s grant level to the average of the ten states with the highest cost of living, (2) reducing the level at which the State reimburses child care providers, and (3) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years. These proposals were initially assumed to become effective June 1, 2010, for General Fund savings of $207.2 million. However, due to delayed implementation to October 1, 2010 and a decreased caseload projection, the 2010-11 May Revision reduces the General Fund savings resulting from these proposals to $138.8 million in fiscal year 2010-11. These savings would increase to approximately $488 million if the federal government does not extend the TANF-ECF-ARRA funding described above.

Due to the severity of California’s structural deficit, the 2010-11 May Revision also proposes to eliminate the CalWORKs program, effective October 1, 2010, for net General Fund savings of $1.07 billion in fiscal year 2010-11. These savings are in addition to the savings resulting from the proposals identified above. The savings amount consists of $1.51 billion General Fund savings in direct CalWORKs expenditures, partially offset by a $445.5 million General Fund increase to backfill the loss of TANF Block Grant funds in various programs, including Foster Care, Child Welfare Services, CalGrants, and the Department of Developmental Services. In addition, elimination of CalWORKs would result in forgoing $386.6 million TANF ECF in fiscal year 2010-11.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of June 23, 2010, approximately 4.0 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

For the 2010-11 May Revision, Medi-Cal expenditures are estimated to be $ 41.2 billion ($10.1 billion from the General Fund) in fiscal year 2009-10 and $48.8 billion ($11.2 billion from the General Fund) in fiscal year 2010-11. There is a net increase of $1.1 billion in Medi-Cal General Fund expenditures in fiscal year 2010-11, when compared to revised fiscal year 2009-10. This is the net result of:

(a) an increase in the base cost of about $4.2 billion due to the currently scheduled end of ARRA enhanced funding ($1.7 billion), removal of the Proposition 1A transfer ($1.6 billion), base caseload and cost increases ($0.9 billion), and other baseline issues, and

(b) proposed savings of $3.1 billion resulting from an anticipated increase in federal funds, various program reductions, and other solutions. Many of the solutions involve reductions in services and coverage, and will require approval of the Legislature.

The 2010-11 May Revision included $720 million of General Fund savings from funds (to cover children’s health care costs in Medi-Cal) made available through the enacted AB 1383 hospital fee. Federal approval of the fee is necessary prior to implementation. The federal government is generally favorable of fees in some programs to provide the state match for obtaining the federal share of Medicaid services, provided that certain conditions are met. In this particular instance (AB 1383), the federal Centers for Medicare and Medicaid Services (“CMS”) has expressed concerns with California’s currently proposed fee structure. The Department of Health Care Services (“DHCS”) is working with the federal government to address its concerns so that the state policy can be implemented, yet cleanup state legislation will likely be necessary. Overall, the program uses fees on the industry to match federal funds, most of which are returned to Medi-Cal providers through supplemental payments, and $720 million ($80 million per quarter, through the end of the federal stimulus, which the President proposed for extension by six months from January 1 through July 1 in 2011) is designated for providing children’s health care in Medi-Cal.

Litigation is pending with respect to certain cost reductions implemented by the State.

Average monthly caseload in Medi-Cal is estimated at 7.28 million in fiscal year 2009-10. Caseload is expected to increase in fiscal year 2010-11 by approximately 262,300, or 3.6 percent, to 7.54 million eligible people.

The Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program provides family planning services for low-income Californians. The State accesses over $400 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal CMS, for the past five years (the waiver was to expire on November 30, 2004), the waiver has been operating on a month-to-month waiver extension basis. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of more restrictive eligibility requirements, or the State would no longer be eligible for the matching federal dollars. On January 14, 2009, CMS sent another letter extending the waiver until March 31, 2009 to allow additional time for negotiation between the State and CMS. On March 31, 2009, CMS granted a six-month waiver extension from April 1 until September 30, 2009. CMS has granted an additional extension through June 2010. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

The 2008 Budget Act required the DHCS to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for fiscal year 2008-09. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for fiscal year 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumes that DHCS achieves $323.3 million in savings in fiscal year 2009-10. In the 2010-11 May Revision, DHCS estimates savings of $364.2 million in fiscal year 2009-10.

On February 17, 2009, President Obama signed ARRA, which enhances California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program through December 31, 2010. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment are eligible for an additional FMAP increase determined through a formula. California qualified for additional FMAP increase due to its high unemployment rate. California’s FMAP as of June 23, 2010 is 61.59 percent.

In February 2010, the federal government announced it would apply the federal ARRA FMAP to the clawback for October 2008 through December 31, 2010. The “clawback” is a payment made to the federal government to compensate for state Medicaid savings that would otherwise result from the Medicare Part D prescription drug benefit. This action resulted in $682.2 million one-time federal funds to offset the State’s General Fund. DHCS used $447.3 million in fiscal year 2009-10 to credit against the monthly Part D clawback payments, beginning with the January 2010 invoice that was paid in March 2010. The remaining amount would be used in fiscal year 2010-11.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2010-11 May Revision proposes $2.7 billion in General Fund expenditures for fiscal year 2010-11, 6.9 percent less than the revised fiscal year 2009-10 funding level of $3.0 billion. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2010-11, a 0.9 percent increase over the revised fiscal year 2009-10 projected level.

The 2010-11 May Revision proposes reductions of $206.5 million in fiscal year 2010-11 by (i) reducing maximum SSP grants for individuals by $15 per month to the federal minimum (SSP grants for couples are already at the federal minimum) and (ii) eliminating the Cash Assistance Program for Immigrants, which provides state-only benefits to legal immigrants who are not eligible for federal benefits. These proposals would become effective October 1, 2010.

The 2010-11 May Revision includes $1.6 billion new federal funds to offset the General Fund due to additional federal flexibility or support in a number of targeted areas, including federal reimbursement for the cost of incarcerating undocumented immigrant felons, moneys owed the state for incorrect Medicare disability determinations, and recalculation of state Medicare Part D clawback payments after taking into consideration aggressive state rebates (which would reduce clawback costs to California if these benefits were still provided through Medi-Cal), and possible General Fund relief through the new comprehensive Section 1115 Hospital Financing Waiver.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2010-11 May Revision includes total operating expenditures of $9.0 billion for CDCR from all funding sources. Of this amount, $8.7 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 63,000 personnel years (one personnel year is the full-time equivalent of one employee) at a total cost for salaries and benefits of approximately $6.3 billion. Lease payments and bond insurance costs total $268.7 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2010-11 May Revision includes reductions for CDCR totaling $1.1 billion. Of these savings, approximately $244 million would require further legislative approval to implement, and would require non-sex offender, non-serious, non-violent offenders convicted with a sentence of three years or less to serve their felony sentence in local jails. The reductions also include $10.6 million related to a reduction in juvenile institution and parole populations and an $811 million reduction to CDCR’s medical budget to reduce the Receiver’s Medical Services Program per-inmate medical costs to a level comparable to other correctional health care programs (as discussed below). As of June 23, 2010, CDCR’s per inmate medical cost is approximately twice that of states with comparably sized inmate populations.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. Three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008, but the Legislature did not approve funding for the plan.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. As of June 23, 2010, the CDCR plans to meet the Receiver’s needs through its implementation of the AB 900 Prison Construction Program.

On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order.

The State’s motion asking the Plata court to terminate the Receiver was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. Pending the outcome of these court proceedings, as of June 23, 2010, the Receiver continues to develop his construction plan.

The 2010-11 May Revision includes $943 million for the Receiver’s Medical Services Program, which is a decrease of $24 million compared to the 2010-11 Governor’s Budget. The 2010-11 May Revision also includes $517 million for the 2009-10 fiscal year for unanticipated operational expenses and for the implementation of the Turnaround Plan of Action.

As the court-appointed Receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling required the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State filed a prisoner-release plan with the three judge panel. On January 12, 2010, the three judge panel issued its final order, containing the same rulings. The State appealed the order to the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter is expected to be considered in the Court’s 2010-11 term.

The ruling will not result in the immediate release of any prisoners, only the preparation of a population reduction plan. The fiscal and policy impact of the three judge panel ruling is therefore unknown at this point, being dependent on the outcome of proposed budget solutions, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the state prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing.

Litigation challenging the constitutionality of the lease-revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease-revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration is implementing the construction programs within the constraints of cash available for interim financing. Several projects to provide mental health capacity have been initiated and the first projects are beginning construction during calendar year 2010. Additionally, several reentry and infill projects are anticipated to begin design during calendar year 2010.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million from the General Fund to complete various infrastructure and capacity improvements.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In a report titled “May 20, 2010 Unemployment Insurance (UI) Fund Forecast” (the “May 2010 UI Forecast”), the State Employment Development Department stated that the UI Fund had a deficit of $6.2 billion at the end of 2009, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $15.3 billion at the end of 2010; and $20.9 billion at the end of 2011. The projections in the May 2010 UI Forecast were based on an economic outlook and labor projections prepared in January 2010.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds with state funds (typically with funds from the General Fund). However, ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011, or interest payments would begin as described below.

Assuming the State does not begin repayment of the loan prior to September 2011, as described above, in fiscal year 2011-12 the General Fund would be required to make an interest only payment of approximately $554 million for the period from January 1 through September 30, 2011 (based on an assumed then-outstanding federal loan of $20.9 billion). The amount payable in fiscal years after fiscal year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. As of June 23, 2010, Congress was considering an extension of the interest waiver beyond December 31, 2010.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2009, included 1,458 school districts and 1,568 public agencies. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2009-10 was approximately $16.9 billion.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions (including contributions by the State) and employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

Employees, except those participating in the non-contributory, second tier plan contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan, and these employees generally receive lower pension benefits.

The State and Schools Actuarial Valuation for the year ended June 30, 2008 uses the Market Value of Assets (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS is monitoring the funded status of the plan using the MVA to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent valuation, based on data through June 30, 2008, showed an accrued unfunded liability allocable to state employees of $18.338 billion (AVA basis) and $16.293 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past 10 years, five years, and three years (in each case through fiscal year 2007-08) have been 6.5 percent, 10.7 percent, and 8.1 percent, respectively.

For the six month period ended December 31, 2009, CalPERS experienced a net investment gain of 12.57 percent.

In November 2009, CalPERS estimated on a preliminary basis that the funded status based on the market value of assets had at that time fallen from 84.9 percent to 55.4 percent with an unfunded actuarial liability of $50.6 billion, based on the market value of assets and assuming a 7.75 percent rate of return. If a more conservative rate of return is assumed, then the unfunded actuarial liability would be significantly increased, and the state contribution level would increase.

Because of the rate stabilization methods adopted by the Board in April 2005 and in August 2009, the impact of current market returns, and in particular, the fiscal year 2008-09 investment loss, on employer rates for the future should be mitigated. When CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value. Any asset value changes outside these ranges will result in a greater impact on future employer contribution rates.

The negative 5.1 percent return for fiscal year 2007-08 used up about 13 percent of the 14 percent set aside for the “rainy day” fund. The remaining 1 percent was used in developing employer contribution rates for the 2009-10 fiscal year. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2008, in recent years, the demographic experience of most plans translated to increases in employer rates.

CalPERS’ rate stabilization methods help to mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which is estimated to be $3.5 billion for fiscal year 2010-11) could increase by 50 percent or more.

Although the investment horizon for pension plans is long term, CalPERS recognizes that investment returns over the short term fluctuate and can lead to volatile employer contribution rates, despite the current smoothing policy in place. Announced in August 2009, CalPERS has implemented an enhancement to its rate stabilization method, which is to utilize a 3-year phase-in of the negative 23 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value nor less than 80 percent of the market value. Under the three-year phase in, assets are treated as follows:

1.	For fiscal year 2011-12, the actuarial value of assets cannot be more than 140 percent of the market value nor less than 60 percent of the market value on June 30, 2009.

2.	For fiscal year 2012-13, the actuarial value of assets cannot be more than 130 percent of the market value nor less than 70 percent of the market value on June 30, 2010.

3.	For fiscal year 2013-14, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value on June 30, 2011, a return to the previous values.

Lastly, the asset loss outside of the 80 percent—120 percent range is expected to be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, actuarial assumptions and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent enhancement to rate stabilization methods, and that such increases will not materially adversely affect the financial condition of the State.

Recent Developments. On June 16, 2010, CalPERS adopted a proposal that will increase the amount the State must contribute to CalPERS for state employee pensions in fiscal year 2010-11. The State projects this will result in an increase in contributions of approximately $281 million, approximately 55 percent of which must be paid from the General Fund.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program, and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of June 30, 2009, the DB Program had approximately 1,745 contributing employers. As of June 30, 2008, the DB Program had approximately 609,375 active and inactive program members and 223,968 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in fiscal year 2009-10, $71 million in fiscal year 2010-11, and $72 million thereafter.

The information relating to CalSTRS does not take into account any potential impact of negative investment returns of CalSTRS since June 30, 2008. CalSTRS has reported that its investment portfolio had a value of about $131.1 billion on January 31, 2010, compared to a value of $162.2 billion on June 30, 2008, a loss of about 19 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, based on data through June 30, 2008, showed an actuarial accrued unfunded liability of $22.5 billion. Actuarial valuations as of June 30, 2009 are expected to be available by Summer 2010. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past 10 years and five years (in each case through fiscal year 2007-08) was 11.4 percent and 7.2 percent, respectively.

Other Post-Employment Benefits (“OPEB”)

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2009, approximately 141,900 retirees were enrolled to receive health benefits and 116,400 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

It is estimated that the State’s required contribution on a “pay-as-you-go” basis will be $2.26 billion by fiscal year 2015-16.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”), the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs. In May 2008, the Governor released a statement endorsing the recommendations made by the Public Employee Post-Employment Benefits Commission, a group charged with identifying and comparing the advantages and disadvantages of various approaches for unfunded post-employment benefits, and proposing a plan to address unfunded post-employment benefits. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration (“DPA”) to research and provide options to allow the State to begin pre-funding OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

The Department of Finance and DPA identified four options that present opportunities for reducing the State’s current and future actuarial liabilities including the use of lower cost health plan options, active employee contributions to an OPEB trust fund, increasing the vesting period for lifetime health benefits from a graduated schedule at 10 years to 25 years, and a variety of incentives designed to promote longer careers. Implementing the recommended options concurrently could potentially reduce the State’s Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years.

On February 9, 2010, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the AAL.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2009, the current pay-as-you-go funding policy results in an AAL of $51.82 billion, an annual OPEB cost of $3.93 billion, estimated employer contributions of $1.44 billion and an expected net OPEB obligation of $7.18 billion for fiscal 2009-10.

The key factors contributing to the $864 million change in actuarial liabilities from the previous valuation report include:

•	Health care claims grew at a rate lower than the assumed trend rate, resulting in a decrease in actuarial liabilities of approximately $1.03 billion.

•	Demographic experience (more members retiring earlier and living longer than assumed) caused actuarial liabilities to increase by $601 million.

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Changes in assumptions and methods (updating the aging factors and health care trend rates used to project the member’s average health care claim costs after retirement) increased actuarial liabilities by $1.29 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol officers, including cadets, and supervisors, and managers. The contributions for prefunding OPEB were effective July 1, 2009, and are deposited in an account in the California Employers’ Retiree Benefits Trust. Effective July 1, 2012, the State will match the officers’ ongoing cumulative contributions.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010-11 May Revision defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is $965.4 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that is to be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 15, 2013. The 2010-11 May Revision includes $90.8 million for the interest payments that are to be incurred in fiscal year 2010-11 to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and clarifies the role of the Mental Health Services Oversight and Accountability Commission. The 2010-11 Governor’s Budget included a proposal to amend the nonsupplantation and maintenance-of-effort requirements of Proposition 63 to allow the use of Proposition 63 funds for portions of the Early and Periodic Screening, Diagnosis, and Treatment Program and the Mental Health Managed Care Program. Implementation of this proposal would have required voter approval at a general election. However, as of the 2010-11 May Revision, the Budget no longer includes this proposal.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07, 2007-08 and 2008-09 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. The Amended 2009 Budget Act fully funded the Proposition 42 transfer in fiscal year 2009-10 at $1.433 billion with another $83 million to repay a portion of past suspensions. Chapter II, Statutes of 2010, in the Eighth Extraordinary Session eliminated the General Fund sales tax on gasoline that funded the Proposition 42 Transfer, and replaced it with increased fuel excise tax revenues that go directly to local governments for road maintenance and to the State Highway Account for highway maintenance and rehabilitation projects.

Proposed November 2010 Initiatives

Proponents have filed a number of initiative petitions with the Secretary of State for inclusion on the November 2, 2010 ballot of measures which would affect the budget process. As of June 23, 2010, the Secretary of State was sampling signatures to determine if the required number of valid signatures for each proposal had been submitted. The Secretary of State was expected to announce by June 24 or June 25, 2010 which measures had qualified; for some measures, counting of signatures may continue after this deadline and the measures may eventually be qualified for the next statewide election after November 2, 2010.

Local Government Funds

A measure called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010” has qualified for the November 2, 2010 ballot. If adopted, this measure would reverse Proposition 1A of 2004 and prohibit any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and would prohibit changes in the allocation of property taxes among local governments designed to aid state finances. The Proposition 1A borrowing done in 2009 would be grandfathered. In addition, the State would be prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with the new law would be repealed.

Increases in Taxes or Fees

This measure would revise provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure would specify that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit would be a tax requiring two-thirds vote. Finally, any tax adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if the measure were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

Majority Vote for Budget

This measure would change the present requirement of a two-thirds vote for adoption of a budget bill to a majority vote of each house. It would not change the two-thirds vote requirement for adoption of increased taxes.

Legalization of Sale of Marijuana

This proposal has been certified for the November 2010 ballot, and would legalize the possession and sale of certain amounts of marijuana in the state. If these sales were subject to taxation, the State would obtain additional revenue.

Two other measures also submitted for qualification for the November ballot involve changes in state revenues, and are discussed above under “Sources of Tax and Other Revenue.”

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2008. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that, as of May 2010, the Administration projected the fiscal year would end with a negative balance of $6.8 billion at June 30, 2010. The discussion below describes some of the elements of the Amended 2009 Budget Act which could not be implemented as originally expected.

The Amended 2009 Budget Act contained the following major General Fund components:

1.	Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every state program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the budget solutions included:

•	Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

•

Redevelopment Agency Borrowing—The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer, which, if successful, could adversely affect the State’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the state in this challenge; the decision has been appealed. Subsequent to enactment of the Amended 2009 Budget Act the Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the Low and Moderate Income Housing Funds to make the fiscal years 2009-10 and 2010-11 payments.

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Payroll Shift—One-time savings of $1.618 billion ($937.6 million from the General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010 to July 2010 for all entities that are paid through the Uniform State Payroll System. This shift is to be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the Legislature, the California Exposition and State Fair, and local trial courts.

•

State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2.	Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from ARRA to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at about $8.7 billion. As of May 19, 2010, approximately $7.8 billion had been received by the State, and the remainder was expected by the end of June 2010.

3.	Cash Flow Management—The deterioration of revenues resulted in a cash shortage in fiscal years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act included a number of cash solutions to better balance timing of receipts and disbursements. Further cash management solutions were adopted by the Legislature as part of a special session in early 2010. The State expected to be able to meet its payment obligations in the final months of fiscal year 2009-10 through administrative actions.

4.	Proposition 98—As of the Amended 2009 Budget Act, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion.

5.	K-12 Education—The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10 of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10 of which $35.9 billion was to be funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10.

6.

Higher Education—The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of Higher Education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges.

The 2010-11 May Revision included total funding of $20.5 billion for fiscal years 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research).

7.	Health and Human Services—The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from ARRA. As of the 2010-11 May Revision, non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10 were projected to be $24.9 billion.

8.	Transportation Funding—The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the Public Transportation Account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the state sales tax on gas and increasing the state gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the Public Transportation Account, eliminating the so-called spillover allocation. Fuel excise tax revenues are to be used to offset highway bond debt service, thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief is projected for fiscal year 2010-11.) Remaining Public Transportation Account funds and new diesel sales tax revenues are used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset. Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 is proposed to be lent to the General Fund. This funding is available without diminishing previously anticipated transportation program levels and are to be repaid in three years.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for the remainder of fiscal years 2009-10 and 2010-11. Two initiatives have been submitted for the November 2010 ballot which, if either is approved, limit the ability of the State to implement the transportation legislation.

9.	Budget Stabilization Account—Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

10.	Prison Funding—The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of

$1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 May Revision

The 2010-11 May Revision revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 May Revision projected, based on the various assumptions and proposals it contains, that the state would end fiscal year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor’s Budget.

The 2010-11 May Revision reflected a net increase of $493.1 million in the General Fund beginning balance at the start of fiscal year 2009-10, since the 2010-11 Governor’s Budget. This change in the starting balance is primarily due to the following components:

•	a $317.4 million increase in prior year Corporate Income Tax accruals; and

•	a $184.1 million increase in fiscal year 2008-09 Proposition 98 savings.

As of the 2010-11 May Revision, General Fund revenues and transfers for fiscal year 2009-10 were projected at a revised $86.5 billion, a decrease of $1.563 billion compared with the 2010-11 Governor’s Budget estimates. This change is primarily made up of the following components:

•	a $2.619 billion decrease in personal income tax;

•	an $816 million increase in sales and use tax; and

•	a $240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for fiscal year 2009-10 were projected at $86.5 million, an increase of $373 million compared with the 2010-11 Governor’s Budget estimates. This increase in expenditures is primarily attributable to an increase in Proposition 98 expenditures of $1.2 billion, and a decrease in non-Proposition 98 expenditures of $803.3 million. The increase in Proposition 98 expenditures is primarily due to a decrease in Proposition 1A and RDA offset.

The Non-Proposition 98 expenditure decrease is due primarily to the combined effects of an $814 million increase in Health and Human Services expenditures, a decrease of $367.9 million in borrowing costs, increased Federal Funds Offsets of $430.5 million, and an increase in Proposition 1A and RDA offsets of $890.2 million (previously budgeted as offset to Proposition 98 expenditures).

Budget Risks

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in fiscal year 2009-10 through June 23, 2010 have differed from such assumptions in material respects, and circumstances and conditions for the balance of fiscal year 2009-10 could differ from those assumptions, and the State’s financial condition may continue to be adversely impacted.

As of June 23, 2010, budget risks still remaining for the 2009-10 fiscal year included, but were not limited to, the following:

•	Actual revenues through the end of fiscal year 2009-10 could be below projected amounts.

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Delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation. As of June 23, 2010, the following cases dealing with elements of the Amended 2009 Budget Act were still pending:

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Almost three dozen separate cases dealing with the Governor’s furlough of state employees ($1.3 billion potential General Fund impact) remained pending. The State Supreme Court granted review of several cases, and several others were pending before the Court of Appeal. (In March 2010, the Legislature passed legislation exempting from furlough state workers paid from sources other than the General Fund. The Governor vetoed this bill.)

•	Potential court orders for the State to expend moneys for prison healthcare improvements, in excess of the amounts included in the Amended 2009 Budget Act.

Although appeals were continuing, the Governor had prevailed at lower court levels on several cases challenging aspects of the Amended 2009 Budget Act, including his vetoes of appropriations in July 2009, and the transfer of redevelopment agency moneys.

Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants ($2.6 billion) as of September 4, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

The 2010-11 May Revision projected that the State would have sufficient cash resources to repay all of its $8.8 billion of 2009-10 Series A Notes in June of 2010 as scheduled, and they were all retired as of June 23, 2010. Cash flow projections prepared following the 2010-11 May Revision showed an available balance of cash and unused borrowable resources at June 30, 2010 of about $6.2 billion, after repayment of the revenue anticipation notes. In late January 2010, the State Controller issued a report projecting a small negative cash balance (under $200 million) on or about April 1, 2010. Reports of cash receipts for the months of January, February and March 2010 showed improved cash balances, and the Department of Finance, State Controller’s Office, and State Treasurer’s Office worked together to manage cash resources through the early April 2010 period by identifying additional borrowable resources and obtaining legislative approval for certain cash deferrals as described above under “Payment Deferrals.” Although cash receipts for the month of April 2010 were $3.6 billion below projections (partly offset by May 2010 cash receipts which were $500 million above projections), the Controller’s Office expected to have an adequate cushion of cash resources through the balance of fiscal year 2009-10.

Cash Management in Fiscal Year 2010-11

The State Controller issued a report on June 2, 2010, based on revenue and spending estimates from the 2010-11 May Revision and actual cash receipts and expenditures through April 30, 2010, containing cash projections for the remainder of the 2010 calendar year. The report contains two separate projections, one assuming a timely adopted budget including solutions equivalent to those in the 2010-11 May Revision, and another assuming a budget adopted on October 1, 2010. Although a late budget would ultimately reduce the budgetary benefit of any solutions, as a cash matter it would have the positive effect of limiting certain expenditures early in the fiscal year. The report therefore projects that in either scenario, the State will maintain a prudent cash cushion through July and August 2010. Cash flow projections prepared following the 2010-11 May Revision assume external borrowing of $10 billion in August 2010 (assuming a budget has been adopted in a timely manner), although the Department of Finance notes that this number will be subject to further refinement as the terms of a budget act for fiscal year 2010-11 are finalized.

The Controller’s report notes that the State’s relatively positive projected cash position in the early months of fiscal year 2010-11 is not indicative of a return to fiscal health. Rather, the State’s cash position has improved as a result of (1) the cash deferral legislation passed in March 2010, described above under “Payment Deferrals” and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. The Controller also notes that while the State is not projected to run out of cash until the end of September 2010, in the absence of budgetary solutions, corrective action will be required before the cash resources are depleted. The Controller’s report indicates that one such corrective action could be the issuance of IOUs. The Department of Finance will continue to work with the State Controller’s Office and the State Treasurer’s Office to develop any additional cash solutions which may be necessary if adequate budget and cash solutions cannot be adopted in a timely manner by the start of fiscal year 2010-11.

2010-11 PROPOSED GOVERNOR’S BUDGET AND THE 2010-11 MAY REVISION

The 2010-11 Governor’s Budget, released on January 8, 2010, identified an estimated $19.9 billion budget gap by the end of fiscal year 2010-11 (including funding a $1.0 billion reserve). The Governor declared a fiscal emergency and called the Legislature into a special session at the time the proposed budget was released, and emphasized the need for the Legislature to implement many of the solutions proposed in the budget immediately to achieve their full value. Based on the Legislature’s actions, described below, and other factors, the 2010-11 May Revision reduces the budget gap estimate to $19.1 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and federal funds. The 2010-11 May Revision is to be the basis for final negotiations between the Governor and the Legislature to reach agreement on the fiscal year 2010-11 budget.

A special session of the Legislature in February 2010 enacted several bills which together with approved federal funds and other administrative actions addressed about $2.1 billion of the initially projected $19.9 billion gap. The largest portion of this action was enactment of legislation which repealed a portion of the sales tax and increased the excise tax on gasoline. This legislation is described further above under “Amended 2009 Budget Act—Amended 2009 Budget Act—Transportation Funding.” Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added about $1.3 billion to the gap, so that the 2010-11 May Revision projects the remaining budget gap at $19.1 billion.

The 2010-11 May Revision projects to end fiscal year 2010-11 with a $1.2 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $91.5 billion, an increase of $2.2 billion compared with estimates in the 2010-11 Governor’s Budget and of $3.4 billion compared with revised estimates for fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $83.4 billion, an increase of $0.5 billion compared with estimates in the 2010-11 Governor’s Budget and a decrease of $3.2 billion or 3.7 percent compared with revised estimates for fiscal year 2009-10.

The 2010-11 May Revision proposes a combined total of $19.1 billion of budget solutions for fiscal years 2009-10 and 2010-11. The solutions consist of the following major components:

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$12.4 billion in expenditure reductions (approximately 64.6 percent of total solutions). The largest item is a $4.3 billion reduction in Proposition 98 funding by eliminating state funding for child care costs (which are treated as a Proposition 98 school expenditure), $2.1 billion in reduced state employee costs including having employees pay a larger portion of pension contributions, $1.2 billion by eliminating the CalWORKs welfare program, and a series of other reductions, primarily in health and social services programs and about $1.0 billion in reductions in corrections costs. Some of these program reductions would require approvals or waivers from the federal government. Some of the proposals concerning social service programs would have the effect of shifting some of these costs to counties.

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$3.4 billion in federal funds solutions (17.7 percent of total solutions) (in addition to the $2.2 billion of federal funds already approved by the federal government for fiscal year 2010-11). This is substantially reduced from the $6.9 billion of additional federal funds included in the 2010-11 Governor’s Budget. However, on May 28, 2010, the House of Representatives passed H.R. 4213, the “American Jobs and Closing Tax Loopholes Act of 2010,” which was originally drafted to include $24 billion of new federal aid for health care programs for the states. On the House floor, this funding was removed, at an estimated cost to California of about $1.8 billion of the $3.4 billion of total additional federal aid expected for fiscal year 2010-11. The State has indicated that the Governor and state officials will seek to reverse this action in the Senate. On June 8, 2010, the Senate unveiled its proposed changes to H.R. 4213, which includes the reinsertion of the provision to extend, by two quarters, the enhanced FMAP rates put in place by ARRA. If the action is not reversed, the Legislature and Governor will have to make up the shortfall with other budget savings or revenues.

•	$2.1 billion in fund shifts and other revenues (11.0 percent of total solutions). This includes borrowing from Special Funds and delaying repayment of earlier Special Fund loans.

•	$1.3 billion in alternative funding solutions (6.7 percent of total solutions).

The 2010-11 May Revision has the following significant General Fund components, as compared to the 2010-11 Governor’s Budget. The expenditures in each area reflect the true program General Fund costs and do not include significant one-time General Fund offsets from Proposition 1A, federal funds, and funds shifted from redevelopment agencies.

1.	Natural Resources—General Fund expenditures are proposed to increase by $258.5 million, or 32.5 percent, compared to the 2010-11 Governor’s Budget. The significant adjustments to General Fund budget solutions since the 2010-11 Governor’s Budget are as follows:

•	An increase of $140.1 million to reflect the withdrawal of the 2010-11 Governor’s Budget proposal to fund state parks from Tranquillon Ridge oil revenues.

•	An increase of $124 million to reflect the loss of revenues to fund the Department of Forestry and Fire Protection due to the delay in the enactment of the Emergency Response Initiative.

2.	Health and Human Services—General Fund expenditures are proposed to decrease by $796 million, or 2.9 percent, compared to the 2010-11 Governor’s Budget. The significant adjustments to General Fund budget solutions since the 2010-11 Governor’s Budget are as follows:

•	A decrease of $1.1 billion from eliminating the CalWORKs program effective October 1, 2010.

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An increase of $550 million to reflect that the proposal to shift state and local California Children and Families Act of 1998 (Proposition 10) revenues for five years to offset General Fund costs in various health and human services programs was not adopted in time to be considered by the voters in the June 2010 election.

•	A decrease of $602 million to the Food Stamp and Child Welfare Services programs due to a shift of county mental health realignment funding to county social services programs.

3.	Corrections and Rehabilitation—General Fund expenditures are proposed to increase by $111.6 million, or 1.4 percent compared to the 2010-11 Governor’s Budget. The significant adjustments to the General Fund budget since the 2010-11 Governor’s Budget are:

•	An increase of $291.6 million in fiscal year 2010-11 to remove estimated savings related to the Felony Prison Term Reform proposal.

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A decrease of $243.8 million in fiscal year 2010-11 is associated with a proposal to have non-sex offender, non-serious, non-violent offenders convicted with sentences of three years or less to serve their felony sentence in local jails.

•	An increase of $100.9 million from the General Fund in fiscal year 2010-11 to reflect revised savings estimates associated with prison reforms included in the Amended 2009 Budget Act.

4.	Proposition 98—The 2010-11 May Revision maintains the Governor’s commitment to avoid additional cuts to K-14 education despite the need to close a deficit of $19.1 billion. The 2010-11 Governor’s Budget proposed maintaining state funding for schools at approximately the same level for fiscal year 2010-11 as schools received in fiscal year 2009-10.

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For fiscal year 2010-11, the Proposition 98 funding level is $48.4 billion, of which $35 billion is from the General Fund. This level reflects elimination of state funding for child care only and does not reduce funding for K-14 education. As a result of the elimination of the child care program, the Proposition 98 Guarantee is rebenched downward by $1.4 billion. Additionally, the Administration proposes a fund shift of $386 million from ongoing Proposition 98 funding to one-time reappropriations. Aside from rebenching the Proposition 98 Guarantee to reflect the elimination of child care, K-14 funding in the 2010-11 May Revision remains largely unchanged from the 2010-11 Governor’s Budget level.

5.	Borrowing Costs—The 2010-11 May Revision proposes a decrease of $419.4 million, or 6.7 percent, in General Fund expenditures for borrowing in fiscal year 2010-11, compared to the 2010-11 Governor’s Budget.

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General Fund expenditures for debt service in fiscal year 2010-11 are to decrease by $197.5 million, or 3.4 percent, to reflect lower-than-anticipated general obligation debt service costs for bonds issued to pay for infrastructure projects and other bond-funded programs in the spring of 2010 and reduced interest rate assumptions for future general obligation bond sales.

•	For cash management, internal and external cash flow borrowing costs have decreased by $190 million, or 35.2 percent, in fiscal year 2010-11 due to lower-than-projected interest costs.

6.	Federal Funding Assumptions—The 2010-11 May Revision includes an estimated $5.6 billion (as compared to $6.9 billion in the 2010-11 Governor’s Budget) in fiscal year 2010-11 federal funds to offset General Fund expenditures (of which $2.2 billion has already been approved by the federal government). The majority of these federal funds are ARRA funds.

7.	Employee Compensation Changes—The 2010-11 May Revision proposes to decrease General Fund expenditures by $645.7 million in fiscal year 2010-11 as compared to the Governor’s Budget. The significant General Fund adjustments since the 2010-11 Governor’s Budget are as follows:

•	A decrease of $445.7 million associated with implementation of a one-day-per-month personal leave program for all state civil service employees from July 1, 2010 until June 30, 2011.

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A decrease of $200 million associated with anticipated savings from partial reimbursement for reinsurance costs for early retirees included in the Federal Health Care Reform Act, passed in March of 2010.

8.	Budget Stabilization Account—The Governor suspended the annual transfer of money from the General Fund to the Budget Stabilization Account due to the condition of the General Fund.

The State will be required to obtain external financing, as it normally does once a budget is enacted, to manage its cash flow needs in fiscal year 2010-11. If enactment of a budget is substantially delayed, the State may face difficulties in managing its cash flow.

Recent Developments

In addition to budgetary proposals, the 2010-11 May Revision disclosed that General Fund revenues in April 2010 were approximately $3.6 billion lower than projected in the 2010-11 Governor’s Budget, reversing three consecutive months of revenue results which exceeded forecasts. The majority of the shortfall was in personal income tax receipts and occurred for several reasons. First, extraordinary amounts of 2008 capital losses were carried forward into the 2009 tax year. Second, small business owners had less income in 2009 than had been projected at the time of the 2010-11 Governor’s Budget. Lastly, in response to tax law changes, it appears that many quarterly filers paid a greater percentage of their estimated payments prior to April 2010 than was predicted at the time of the 2010-11 Governor’s Budget, thus reducing final payments in April 2010.

Future Deficits

Since many of the budget balancing actions in the Amended 2009 Budget Act and 2010-11 May Revision are either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases or the non-recurring receipt of federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in fiscal year 2011-12 and subsequent years. The Department of Finance has projected that, assuming adoption of the Governor’s 2010-11 Budget as updated in the 2010-11 May Revision (including fiscal year 2009-10 adjustments), and various assumptions concerning revenues in future years, the State would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year) of $6.3 billion in fiscal year 2011-12, $6.3 billion in fiscal year 2012-13 and $3.1 billion in fiscal year 2013-14. These projections assume, for instance, that transfers to the BSA will be suspended in each of these coming years, and that the State will ultimately prevail in the pending and threatened litigation concerning budget actions.

The State is in the process of studying the recently enacted federal health care reform and its implications. Among other things, the law: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care and outpatient services beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs (other health programs may also be affected, pending further review) before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform.

The financial condition of the State is subject to a number of other risks in the future, including particularly potential significant increases in required state contributions to the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, increased financial obligations related to Other Post-Employment Benefits, potential adverse decisions in litigation and increased debt service.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of June 23, 2010, as reported by the Office of the Attorney General.

Budget-Related Litigation

Action Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768), plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. The suit was filed on May 19, 2010. As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

Actions Challenging Governor’s Line-Item Vetoes

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act: Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721), and St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al. (California Court of Appeal, First Appellate District, Case No. A125750). Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power. Both cases seek writ relief directing the State Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void. The Court of Appeal allowed the Steinberg petitioners to intervene in the St. John’s action. The appellate court denied the writ and upheld the vetoes in the St. John’s action. Petitioners and intervenors sought review of the ruling, and the California Supreme Court granted review on June 9, 2010 (California Supreme Court, Case No. S181760). As of June 9, 2010, there was no time yet set for hearing or decision in the case but the Supreme Court had set an accelerated briefing schedule with all briefings due by July 14, 2010. As of June 23, 2010, the petition in the Steinberg action was still pending in the Superior Court, but the parties had asked the court to stay this matter pending resolution of the St. John’s matter.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310-CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a state budget implementation bill enacted in July 2009, A.B.X4 12, violates the provision of the California Constitution which requires that a statute embrace one subject expressed in its title. The bill includes budget-related changes to statutes intended to reduce state expenses and increase state revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners seek a declaration that the bill is unconstitutional. If petitioners are successful, this case could invalidate the entire bill.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners are asking the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento

County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed (Court of Appeal, Third Appellate District, Case No. C064907). The appellate court denied petitioners’ request for a stay pending resolution of the appeal. Petitioners in the County of Los Angeles matter have filed a notice of appeal.

On May 4, 2010, a Superior Court judge ruled in favor of the State. This ruling upheld a provision in the Amended 2009 Budget Act which required redevelopment agencies around the State to transfer $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to support public school funding within their jurisdictions (thereby relieving the State General Fund from an equal amount of payments under Proposition 98). The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.

In four cases, the trial court upheld the Governor’s authority to order furloughs. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS); and California Correctional Peace Officers’ Association (“CCPOA”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000137-CU-WM-GDS). Three of the petitioners, PECG, CASE, and SEIU, appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061011, C061009, and C061020, respectively). On June 9, 2010, the California Supreme Court on its own motion ordered these three cases (PECG, CASE and SEIU) transferred to the Supreme Court (California Supreme Court, Case No. S183411). The Court’s transfer order indicated all prior briefing would be considered by it, and the Court also requested supplemental briefing on specified issues.

Three pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The appellate court ruled against the State and upheld the trial court ruling (California Court of Appeal, First Appellate District, Case No. A125292). As of June 23, 2010, this case was before the California Supreme Court, which had set an expedited briefing schedule (California Supreme Court, Case No. 5182581). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees, and on June 11, 2010, the Court of Appeal affirmed the trial court ruling (California Court of Appeal, First Appellate District, Case No. A126525). In International Union of Operating Engineers, Locals 3, 12, 39 and 501 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to other SCIF employees in different unions based on the SCIF governing statute.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); and CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), petitioners challenge the furlough order as applied to their respective members. The trial court dismissed the CAPT matter for failure to exhaust administrative remedies. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In CCPOA v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-441544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of CCPOA and directed the State to pay CCPOA members for all hours worked. The State filed a notice of appeal and, as of June 23, 2010, the trial court’s order was stayed pending further briefing in the appellate court (California Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the furloughs violate the federal Fair Labor Standards Act.

In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.” The trial court ruled for the State. In California Correctional Supervisor’s Organization v. California Department of Corrections and Rehabilitation, et al. (Sacramento County Superior Court, Case No. 34-2009-00063209-CU-OE-GDS), plaintiff alleges that the furloughs violate the State Labor Code when correctional supervisors work furlough days but are not paid wages for those days during the same pay period.

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with state law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509782), petitioners allege the furloughs violate the State Emergency Services Act and undermine the Legislature’s budgetary authority.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); International Union of Operating Engineers v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409); and PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800), the employee organizations allege that the Governor illegally furloughed employees who are paid from Special Funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid with Special Funds will not result in any benefit or cost savings. In the case brought by CAPS, the trial court ruled in favor the State, and CAPS appealed (California Court of Appeal, First Appellate District, Case No. A128427). In the matters brought by CASE, UAPD and SEIU, the trial court ruled in favor of the plaintiffs, finding the furloughs were improper, and final judgment was entered on February 25, 2010. The judgment applies to all employees of agencies sued in the three lawsuits, and includes an award of back pay. An appeal in these cases was filed by the State (Court of Appeal, First Appellate District, Case Nos. A127775, A127776, A127777), and the judgment was stayed due to the appeal. On March 24, 2010, the trial court judge lifted the stay with respect to the furloughs and ordered that furloughs cease with respect to the specially funded departments and agencies named in these cases. As of June 23, 2010, the portion of the judgment with respect to back pay remains stayed pending appeal. On March 29, 2010, the State requested the appellate court stay the trial court order with respect to ending the furloughs, and after initially issuing a temporary stay in these three appeals, the appellate court issued a stay pending the outcome of the appeals. The matter brought by PECG is pending in the trial court. An additional lawsuit challenging the Governor’s authority to furlough state employees of specially funded state entities was filed on May 21, 2010. SEIU v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-516259).

In Association of California State Supervisors (ACSS) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-501997), International Union of Operating Engineers (IUOE) v. Schwarzenegger

(Alameda County Superior Court, Case No. RG-10-503805), SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-546750), and California Correctional Supervisors Organization (CCSO) v. California Department of Corrections and Rehabilitation, et al. (Alameda County Superior Court, Case No. RG-10-507081), plaintiffs challenge the furloughs as allegedly violating provisions of state law. California Statewide Law Enforcement Association (CSLEA), et al. v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507081), filed as a class action on behalf of all current and former members of the employee organization, challenges the furlough orders as violating numerous provisions of state law.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries. The trial court ruled in favor of the State.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), plaintiff challenges the Governor’s furlough orders, and asserts that the furloughs interfere with the California Medical Board’s timely performance of its regulatory functions. The trial court entered judgment in the State’s favor in this case, and plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A128172). In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), plaintiffs assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization appealed (California Court of Appeal, Third Appellate District, Case No. C061648).

Action Challenging Transfers from Special Fund to General Fund

In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiffs challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. On June 15, 2010, the trial court issued a ruling denying the plaintiffs’ requests for a writ of mandate in both cases. It is not known whether plaintiffs will appeal this ruling.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), discussed above, plaintiff also challenges the transfer of $6 million from the Medical Board’s special fund to the General Fund and seeks its repayment. The trial court entered judgment in favor of the State on this issue, and plaintiff filed a notice of appeal.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

A pending case challenges the fee imposed by the state tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff has filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. Plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A123316). The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax-exemptions for “custom-written” computer software and licenses to use computer software. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiff is challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. The trial court sustained the demurrer of the Franchise Tax Board on this issue and the plaintiff appealed; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. As of June 23, 2010, the amount of the refund has not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the state and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of June 23, 2010, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v.

Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of June 23, 2010, no class has been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The State has filed a motion for summary judgment on all remaining claims in Suever, which is scheduled to be heard in July 2010.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of June 23, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The Ninth Circuit denied both petitions for rehearing filed by the State. The State filed a petition for certiorari in the U.S. Supreme Court, and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary judgment in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. As of June 23, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. As of June 23, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for a preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of June 23, 2010, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund state education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of June 23, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and which would permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties. The district court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed. The Ninth Circuit denied the State’s request to ask the California Supreme Court to interpret a state constitutional provision regarding the State’s authority to negotiate gaming compacts with tribes, and affirmed the district court’s judgment finding that the State had failed to negotiate a compact amendment in good faith. The district court granted Rincon’s partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses.

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court. The district court granted plaintiff’s motion for summary judgment regarding the number of licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55858).

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Stanislaus, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that federal law exempts from state taxation (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino. The district court dismissed the complaint without leave to amend and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55965). As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $1.8 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of June 23, 2010, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison health care capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects. On October 27, 2008, the district court ordered the Sate to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The district court also denied the State’s motion to terminate the Receiver, and the State appealed that order.

In Plata and Coleman, discussed above, a three judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel ordered the State to prepare a plan for the release of approximately 46,000 prisoners over two years. The State filed a prisoner-release plan with the three judge panel and filed an appeal in the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. As of June 23, 2010, the matter is scheduled to be considered in the Court’s 2010-11 term.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities

The state highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s (“CalTrans”) current design standards include Americans with Disabilities Act (“ADA”)-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc., et al. v. California Department of Transportation, et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA and Alameda County Superior Court, Case No. RG 08376549) are class actions on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuits attempt to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The parties have reached a settlement agreement in the federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account. After class members were provided notice and an opportunity to comment or object to the proposed settlement, the federal court approved the settlement. The state court action had been tentatively dismissed contingent upon approval of the settlement in the federal action.

Construction-Related Actions Against the Department of Transportation

Willemsen, et al. v. State of California, et al. (San Bernardino County Superior Court, Case No. RCV 071843) is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a state highway. It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes. Approximately half of the plaintiffs are no longer pursuing these claims.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. ORC has filed a motion to join this arbitration with the litigation. As of June 23, 2010, both matters were stayed after SBX filed for bankruptcy.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

CONNECTICUT MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Connecticut (“Connecticut” or the “State”). The sources of payment for Connecticut municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated February 24, 2010, as supplemented as of June 10, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Connecticut issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

STATE ECONOMY

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period 1940 to 1970, and slowed substantially during the past three decades. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Between 2004 and the third quarter of 2009, Connecticut’s annual growth in gross state product has mostly performed better than the New England region, but mostly slower than the Nation. Connecticut’s nonagricultural employment reached a high in the first quarter of 2008 with 1,708,830 persons employed, but began declining with the onset of the recession, falling to 1,628,730 jobs by the third quarter of 2009.

Economic Resources

Connecticut is dependent upon oil, including imported oil, for a portion of its energy requirements. This dependence is greatest in the transportation sector. Connecticut also relies on heating oils in both the residential and commercial sectors, and is reliant on residual oils and diesel fuels for the production of electricity. This petroleum dependence can cause Connecticut to be particularly affected by developments in the oil commodity markets. Events that affect the international or domestic production of oil, the domestic and international refining capabilities, or the transportation of petroleum products within the United States or into the New England region can affect Connecticut’s local oil markets.

Personal Income

Historically, the State’s average per capita income has been among the highest in the nation. The high per capita income is due to the State’s concentration of relatively high paying manufacturing jobs along with a higher

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portion of residents working in the non-manufacturing sector in such areas as finance, insurance, and real estate, as well as educational services. A concentration of major corporate headquarters located within the State also contributes to the high level of income.

Gross State Product

Connecticut’s Gross State Product is the current market value of all final goods and services produced by labor and property located within the State. In 2008, the State produced $216.2 billion worth of goods and services and $177.7 billion worth of goods and services in 2000 chained dollars. In 2008, Connecticut’s production was concentrated in three areas: finance, insurance and real estate; services; and manufacturing. Production in these three industries accounted for 69.5% of total production in Connecticut compared to 58.7% for the nation and 68.4% of total production in Connecticut in 1999. Connecticut’s economy is more heavily concentrated in a few industries than the nation as a whole, and this concentration has changed little in recent years.

Manufacturing

The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. Based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages in fiscal year 2009. Manufacturing has traditionally been of prime economic importance to Connecticut but has continued to trend down during the last decade. This downward movement in manufacturing employment levels is also reflected in the New England region and the nation. The transformation in the State’s manufacturing base confirms that the State’s employment share in the manufacturing sector is converging to the national average. Thus, Connecticut has been successful in diversifying itself away from dependence on just one type of industry. In calendar year 2008, approximately 11.0% of the State’s workforce, versus 9.8% for the nation, was employed in the manufacturing sector, down from roughly 50% in the early 1950s.

Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, computer and electronics, and machinery for the total number employed in 2008.

During the ten-year period from 1999 to 2009, Connecticut’s manufacturing employment was at its highest in 1999 at 240,260 workers. Since that year, employment in manufacturing continued on a downward trend. A number of factors, such as heightened foreign competition, outsourcing to offshore locations, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut continued to decline to a recent low of 187,420 in 2008. The total number of manufacturing jobs dropped by 52,840, or 22.0%, from its decade high in 1999.

Exports. In Connecticut, the export sector of manufacturing has assumed an important role in overall economic growth. According to figures published by the United States Department of Commerce, which were adjusted and enhanced by the University of Massachusetts (MISER), exports of manufacturing products registered at $15.3 billion in 2008, accounting for 7.08% of Gross State Product. From 2004 to 2008, the State’s export of goods grew at an average annual rate of 15.8% versus 4.4% for the Gross State Product.

Defense Industry. One important component of the manufacturing sector in Connecticut is the defense industry. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut had witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State; however, these amounts have been climbing most years since federal fiscal year

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2001. In federal fiscal year 2008, Connecticut received $9.7 billion of prime contract awards. These total awards accounted for 2.6% of national total awards and ranked eleventh in total defense dollars awarded and fourth in per capita dollars awarded among the 50 states. In fiscal year 2008, Connecticut had $2,769 in per capita defense awards, compared to the national average of $1,204. As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut-based firms were 4.0% of Gross State Product in fiscal year 2008, up from 2.0% of Gross State Product in fiscal year 1999. Recent increases were primarily due to the procurement of helicopters and submarines.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Services differ significantly from manufactured goods in that the output is generally intangible, it is produced and consumed concurrently, and it cannot be inventoried. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. An economy will therefore generally become more stable as it becomes more service oriented. Over the past several decades the non-manufacturing sector of the State’s economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 89% by 2008. This trend has decreased the State’s dependence on manufacturing. Over the course of the last ten years, there were more than 83,480 jobs created in this sector, an increase of 5.8%. Moreover, this sector has more than compensated for the loss in manufacturing jobs, fueling the recovery in nonagricultural employment since 2003.

Retail Trade. Personal spending on goods and services generally accounts for two-thirds of the Gross Domestic Product. Approximately half of personal spending is generally done through retail stores. At the State level, retail trade therefore constitutes approximately one-third of the State’s economic activity, measured as Gross State Product. During the last decade, variations in retail trade closely matched variations in Gross State Product growth, making retail trade an important barometer of economic health. Connecticut retail trade in fiscal year 2009 totaled $45.5 billion, a decrease of 6.9% from fiscal year 2008 with only two sectors, health and personal care stores and general merchandise stores, registering an increase. The decline in sales was especially severe in the durable goods category that represent mostly big ticket items sold by furniture and home furnishings stores and motor vehicles and parts dealers.

Unemployment Rates. After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the Nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to a high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% by 2006. The unemployment rate rose in Connecticut from 4.6% in 2007 to 5.7% in 2008. The recession that began in 2008 saw the unemployment rate rise to 8.0% for 2009, compared to the New England average of 8.3% and the national average of 9.3% for the same period. On a preliminary basis, Connecticut’s average unemployment rate for April 2010 was 9.0%, compared to the average national level of 9.9% for the same period.

FISCAL AND ECONOMIC CONDITIONS

Budget for Fiscal Years 2009-2010 and 2010-2011

On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to Executive Orders which were issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The Executive Orders directed all department heads and executive branch employees to limit purchases of goods and services

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and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The Executive Orders covered the months of July and August 2009 and the portion of September 2009 until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of the June 2009 Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raised net revenues from three major resources: (1) grants from the American Recovery and Reinvestment Act (the “ARRA”), (2) transfers from other State funds to the State’s General Fund and securitizations, and (3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs totaled $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations included (i) transferring Budget Reserve Funds by $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11. The significant tax changes included: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010 and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum for businesses, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 was expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before January 1, 2010 indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 would be at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate would remain at 6%. If any cumulative monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 was at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate would remain at 6%. On the estate and gift taxes, the enacted law (i) increased the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduced the marginal tax rates by 25%; and (iii) eliminated the tax cliff. These three measures were expected to reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations came from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units included wage freezes and a Retirement Incentive Plan which were expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs included (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6%, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who have been receiving care under the Medicaid fee-for-service

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program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions included cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11 and (ii) the Priority School District program that assists the neediest communities and funds School Readiness program, reduced $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) elimination of the Reading Success program designed to improve kindergarten through grade three reading, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In addition, the budget for fiscal year 2010-11 required the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that would result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also required the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that would result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during the 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 required a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 required a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $840.9 million below the expenditure cap in fiscal year 2009-10 and $589.9 million below the expenditure cap in fiscal year 2010-11.

Fiscal Year 2009-2010 Operations

Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management for the General Fund for the 2009-10 fiscal year on October 20, 2009 (as of the period ending September 30, 2009 and not reflecting the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million), November 20, 2009 (as of the period ending October 31, 2009 and not reflecting the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million), December 21, 2009 (as of the period ending November 30, 2009 and reflecting the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million), the General Fund was estimated to have a deficit of $388.5 million, $466.5 million and $327.9 million, respectively. In the monthly estimate provided by the Office of Policy and Management on January 20, 2010 for the General Fund for the 2009-10 fiscal year, as of the period ending December 31, 2009, General Fund revenues were estimated at $17,029.5 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,530.0 million and the General Fund was estimated to have a deficit of $500.5 million. In the monthly estimate provided by the Office of Policy and Management on February 22, 2010 for the General Fund for the 2009-10 fiscal year, as of the period ending January 31, 2010, General Fund revenues were estimated at $17,029.5 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,533.4 million and the General Fund was estimated to have a deficit of $503.9 million.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly reports dated November 1, 2009, December 1, 2009 and January 4, 2010, the Comptroller estimated deficits in the General Fund for the 2009-10 fiscal year of $624 million (as of the period ending September 30, 2009 and not reflecting the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million), $549.5 million (as of the period ending October 31, 2009 and reflecting the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million) and $513.3 million (as of the period ending November 30, 2009 and reflecting the elimination of the

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planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million). In the Comptroller’s monthly report dated February 1, 2010, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $515.0 million as of the period ending December 31, 2009. This estimate reflects the elimination of the planned one-half percent sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which was projected to generate an additional $129.5 million.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances could be given that future events would materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly would not indicate changes in the final result of the fiscal year 2009-10 operations of the General Fund.

The Governor may generally reduce budget allotment requests within certain prescribed limits and did so for the 2009-10 fiscal year. Additionally, pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report shall include a plan which the Governor shall implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. The Governor was required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report. On November 24, 2009, Governor Rell delivered her plan to address a potential deficit of $466.5 million in the General Fund for fiscal year 2009-10 to the General Assembly. Pursuant to Public Act No. 09-3 of the June 2009 Special Session, since the Comptroller certified that state tax revenues for fiscal year 2009-10 would not be within 1 percent of original projections, the plan to reduce the State sales tax rate by 0.5 percentage points did not take effect in January 2010. The elimination of the rate reduction precluded an estimated revenue loss of $129.5 million, leaving a deficit of $337.0 million still to be closed. The deficit mitigation plan included spending cuts made under the Governor’s authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor’s plan called for an additional $19.3 million in rescissions and $16.8 million in program cuts that the Governor could order on her own authority, including reductions in certain programs and delays in the implementation of others. The Governor’s plan also recommended $116.3 million in program reductions that would require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates. The deficit mitigation plan anticipated a lapse of $16.1 million above the level in the Office of Policy and Management’s November 20, 2009 letter to the Comptroller, and a gain of about $200,000 from the sale of surplus State cars. The plan called for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund. The plan also called for a reduction of 3 percent in state aid to municipalities, saving the State approximately $84.0 million. In late December, the General Assembly passed certain deficit mitigation measures which were subsequently vetoed by the Governor.

In the monthly estimates provided on March 22, 2010 by the Office of Policy and Management, pursuant to Section 4-66 of the Connecticut General Statutes, for the General Fund for the 2009-10 fiscal year, as of the period ending February 28, 2010, General Fund revenues were estimated at $17,029.5 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,386.0 million and the General Fund was estimated to have a deficit of $356.5 million. In the monthly estimates provided by the Office of Policy and Management for the General Fund for the 2009-10 fiscal year on April 20, 2010, as of the period ending March 31, 2010, General Fund revenues were estimated at $17,058.2 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,378.0 million and the General Fund was estimated to have a

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deficit of $319.8 million. Such estimate does not reflect the passage of House Bill No. 5545 discussed below. The Office of Policy and Management indicated in its April 20, 2010 estimates that House Bill No. 5545 contains deficit mitigation measures that are anticipated to result in a net improvement in the General Fund deficit for the 2009-10 fiscal year of $323.2 million, yielding a projected General Fund surplus of $3.4 million for such fiscal year. In the monthly estimates provided by the Office of Policy and Management for the General Fund for the 2009-10 fiscal year on May 20, 2010, as of the period ending April 30, 2010, General Fund revenues were estimated at $17,468.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,301.4 million and the General Fund was estimated to have a surplus of $166.9 million. This estimate takes into account the deficit mitigation measures passed by the General Assembly.

In the Comptroller’s monthly report dated March 1, 2010, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $518.4 million as of the period ending January 31, 2010. In the Comptroller’s monthly report dated April 1, 2010, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $371.0 million as of the period ending February 28, 2010. The Comptroller’s estimate of income tax receipts is $14.5 million lower than the Office of Policy and Management’s estimate. In the Comptroller’s monthly report dated May 1, 2010, the Comptroller estimated a General Fund surplus for the 2009-10 fiscal year of $105.0 million as of the period ending March 31, 2010. The Comptroller’s estimate takes into account the deficit mitigation measures passed by the General Assembly. The Comptroller’s estimate is $101.6 million higher than the Office of Policy and Management’s estimate for the same period. In the Comptroller’s monthly report dated June 1, 2010, the Comptroller estimated a General Fund surplus for the 2009-10 fiscal year of $166.9 million as of the period ending April 30, 2010, which was in agreement with the Office of Policy and Management’s estimate for the same period.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances could be given that future events would materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly would not indicate changes in the final result of the fiscal year 2009-2010 operations of the General Fund.

Pursuant to Section 4-85 of the Connecticut General Statutes, the Governor was required to submit another report to the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding on a plan to prevent a deficit. The Governor submitted such a plan on March 1, 2010. On April 14, 2010, House Bill No. 5545 was passed by the General Assembly and signed into law by the Governor. This bill provided for a net reduction in the anticipated General Fund deficit for the 2009-10 fiscal year of $323.3 million and a net increase in the General Fund deficit for the 2010-11 fiscal year of $34.2 million. In November 2009, the Governor issued two rounds of rescissions to reduce the estimated General Fund 2009-10 fiscal year deficit pursuant to her statutory authority totaling $51.0 million and issued another round of rescissions totaling $8.1 million on March 31, 2010.

Midterm Budget Adjustments

Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget.

On February 3, 2010 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for fiscal year 2010-11. The midterm budget adjustments incorporated the January 15, 2010 consensus revenue forecast as a baseline and anticipated additional revenue of $422.3 million for total revenue collections of $17,566.5 million. General Fund appropriations were reduced by $28.6 million to $17,566.1 million resulting in a projected budget surplus of $0.4 million.

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The Governor’s proposed midterm budget adjustments assumed $422.3 million in additional revenue. Of that total, $365.6 million was due to federal grants anticipated from an extension of the ARRA for both Medicaid and education funding. The Governor’s proposal also assumed the implementation of Keno gaming in the State expected to generate $20 million in fiscal year 2010-11 and $15 million in transfers from other funds of the State to the General Fund. All other proposed revenue changes netted to $21.7 million.

With regard to expenditures, the Governor’s proposed midterm budget adjustments added $156.3 million in the Department of Social Services to reflect current expenditure and caseload trends and $72.5 million to fully fund the managed care organization capitation payment. Pursuant to an agreement with the State employees’ bargaining agent coalition, the Governor’s proposal assumed savings of $100 million by reducing the required contribution to the State Employees’ Retirement Fund. The Governor’s proposed budget remained $485.1 million below the expenditure cap.

The Governor’s proposed midterm budget adjustments included an increase of $131 million in general obligation bond authorizations to take effect in fiscal year 2010-11 and cancellation of $388.7 million of prior general obligation bond authorizations. The Governor’s recommendations also included an increase of $4.825 million in special transportation obligation bond authorizations.

Also on February 3, 2010, the Office of the State Treasurer and the Office of Policy and Management released a report required by the originally adopted budget regarding a $1.29 billion securitization plan for fiscal year 2010-11. The plan outlined options for the General Assembly to consider which included the securitization of certain non-General Fund electric rate charges, lottery revenues, tobacco settlement revenues and certain existing General Fund revenues among others and also included the consideration of selling major State assets. The Governor’s proposed midterm budget adjustments assumed the successful completion of the $1.29 billion securitization which required the enactment of legislation by the General Assembly.

The General Assembly concluded its legislative session on May 5, 2010, which included mid-term budget adjustments for fiscal years 2009-10 and 2010-11. The General Assembly passed and the Governor signed Senate Bill 494, as amended by Senate Amendment Schedules A, B, and C, which closed a current services gap of $416.5 million for the fiscal year ending June 30, 2011. The General Assembly projected General Fund revenues at $17,669.1 million and appropriated $17,668.9 million with an estimated surplus of $0.2 million for the fiscal year ending June 30, 2011. The projected General Fund revenue of $17,669.1 million was $72.3 million higher than the originally enacted budget of $17,596.8 million. This net increase in revenue includes: (1) a reduction of $105.2 million from the impact of the deficit mitigation plan enacted through Public Act No. 10-3; (2) a downward adjustment in projected revenue of $75.8 million; and (3) an increase of $253.3 million by adopting changes in certain policy measures consisting of (i) due to projected revenue improvement, a reduction of $334.7 million from the originally planned securitization of $1,290.7 million to be effectuated through Economic Recovery Revenue Bonds which are to be secured by non-General Fund electric charges; (ii) an increase of $365.6 million in federal grants generated from an anticipated extension of ARRA funding; (iii) a $140 million transfer of revenue from the projected fiscal year 2009-10 surplus; and (iv) certain other transfers and increases. It should be noted that, as of June 10, 2010, the ARRA funding had not yet been approved by the U.S. Congress. The projected General Fund expenditure of $17,668.9 million was $74.2 million higher than the originally enacted budget of $17,594.7 million. This net increase in expenditures is primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $163.4 million in policy measure changes, including a $100 million deferral in the State’s contribution to the State employees’ pension fund.

Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2- 33a of the Connecticut General Statutes codify the language on the State’s expenditure cap. The revised budget is $336.4 million under the allowable expenditure cap in fiscal year 2010-11.

Based upon the most recent consensus revenue estimate, fiscal year 2009-10 was expected to end with a surplus in excess of $140 million. In its mid-term budget adjustments, the General Assembly directed that up to

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$140 million of this surplus be used as revenue in fiscal year 2010-11 and any amounts in excess of $140 million be used to reduce the amount of Economic Recovery Revenue Bonds issued as discussed above.

REVENUES, EXPENDITURES & LIMITS ON DEBT OBLIGATIONS

General Fund Revenues

The State, as of September 2009, expected to derive approximately 62.9 percent and 62.0 percent, respectively, of its General Fund revenues from taxes during the 2009-10 fiscal year and the 2010-11 fiscal year. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue.

Personal Income Tax. The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 6.5% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions are available to taxpayers, ranging from $12,000 to $24,000, with the lower end of the range increasing annually to $15,000 by taxable year 2015 for certain taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer’s Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996 and revised for tax year 2009. Under this revised structure, the top rate remains at 6.5% with a rate of 3% applicable to taxable income up to certain amounts. The first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. In addition, an income tax credit for property taxes paid of $350 per filer beginning with the tax year commencing January 1, 2003 was increased to $500 per filer for tax years beginning on or after January 1, 2006. Taxpayers also are subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax. The State collected approximately $6.39 billion in personal income tax in the fiscal year ended June 30, 2009.

Sales and Use Taxes. The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. The tax rate for the Sales and Use Taxes is 6%. A separate rate of 12% is charged on the occupancy of hotel rooms. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month. The State collected approximately $3.32 billion in sales and use tax in the fiscal year ended June 30, 2009.

Corporation Business Tax. The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or

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a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies and domestic insurance companies are exempt from this tax. The Corporation Business Tax provides for three methods of computation. The taxpayer’s liability is the greatest amount computed under any of the three methods.

The first method of computation is a tax measured by the net income of a taxpayer (the “Income-Base Tax”). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. The Income-Base Tax had been levied at the rate of 10.75% in 1996 and was phased down over subsequent years to 7.5% for taxable years commencing on and after January 1, 2000. The second method of computing the Corporation Business Tax is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax liability under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State. In 2002, the State limited corporation credits from reducing tax liability by more than 70%. The State imposed a one time corporation business tax surcharge of 20% for income year 2003, 25% for income year 2004, and 20% for income year 2006. There was no corporation business tax surcharge for income year 2005, 2007 or 2008. For income year 2009, 2010 and 2011 a corporation business tax surcharge of 10% has been imposed for businesses with over $100 million in federal adjusted gross income.

A $250 charge is levied on LLCs, LLPs and S corporations. The tax extends to single-member LLCs that are not considered entities separate from their owners for federal tax purposes. The State collected approximately $615.9 million in corporation business tax in the fiscal year ended June 30, 2009.

Other Taxes. Other tax revenues are derived from estate taxes, taxes on gross receipts of public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues, taxes on nursing home providers and other miscellaneous tax sources.

Federal Grants. Depending upon the particular program being funded, federal grants in aid are normally conditioned, to some degree, on resources provided by the State. Most unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal year 2008-09 were made for the purposes of providing medical assistance payments to low income individuals and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. The ARRA provides the State with increased Medicaid and Title IV-E grants as well as new funding for education, transportation, and other general government functions in fiscal years 2009, 2010 and 2011. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

Other Non-Tax Revenues. Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

The total amount of General Fund revenue collected, including the amounts received for personal income tax, sales and use tax and corporate business tax mentioned above, in the fiscal year ended June 30, 2009 was approximately $15.7 billion.

Consensus Revenue Estimates. Public Act 09-214 requires the Office of Policy and Management and the legislature’s Office of Fiscal Analysis to issue consensus revenue estimates each year by October 15. The estimates must cover a five-year period that includes the current biennium and the three following fiscal years. It also requires the two offices, by January 15 and April 30 each year, to issue either (1) a consensus revision of

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their previous estimate or (2) a statement that no revision is needed. If the two agencies cannot arrive at a consensus estimate, they must issue separate ones. In such a case, the Comptroller must issue the consensus estimate based upon the separate estimates. The Comptroller’s estimate must equal one of the separate estimates or fall between the two.

On October 15, 2009 the first such consensus revenue estimates were issued. The General Fund revenue estimates for fiscal years ending June 30 of 2010, 2011, 2012, 2013 and 2014 were $17,204.0 million, $17,432.7 million, $15,794.8 million, $16,755.5 million and $17,485.7 million, respectively. The consensus revenue estimates showed flat net tax revenues for the 2009-11 biennium and then significant tax revenue growth for the following three fiscal years. Specifically, the consensus revenue estimates showed personal income tax revenues for the 2009-10 fiscal year of $6,610.7 million increasing to $8,499.6 million in fiscal year 2013-14. These trends were offset by a decline in Other Sources for the fiscal years ending June 30 of 2012, 2013 and 2014. This was due in part to the inclusion in the 2009-10 and 2010-11 fiscal years of federal stimulus funds, use of the $1,381.7 million balance in the Budget Reserve Fund, $1,300 million of borrowings in the form of securitization of future revenue sources for the 2010-11 fiscal year, and $60 million of asset sales, and the assumption that those sources will not be available in the ensuing fiscal years. On January 15, 2010, the Office of Policy and Management and the Office of Fiscal Analysis arrived at consensus revenue estimates. The General Fund revenue estimates for fiscal years ending June 30 of 2010, 2011, 2012, 2013, and 2014 were $17,029.5 million, $17,144.2 million, $15,385.8 million, $16,188.6 million, and $16,932.3 million, respectively.

Pursuant to Public Act No. 09-214, the Office of Policy and Management and the legislature’s Office of Fiscal Analysis issued on April 30, 2010 a consensus revision of their previous estimate. The General Fund revenue estimates for fiscal years ending June 30 of 2010, 2011, 2012, 2013 and 2014 were $17,456.4 million, $17,415.8 million, $15,791.4 million, $16,610.7 million, and $17,397.3 million, respectively. The projections in the consensus revenue estimates are only estimates and no assurance could be given that future events would materialize as estimated or that subsequent estimates, adjustments or actions of the General Assembly would not indicate changes in the final results of the fiscal years reported.

Unappropriated Surplus. The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

After the accounts for the fiscal year are closed, beginning with the fiscal year ending June 30, 2010, and each fiscal year thereafter, until and including the fiscal year ending June 30, 2017, if the Comptroller determines there exists an unappropriated surplus in the General Fund, the amount of any such surplus is first to be used for redeeming prior to maturity any outstanding economic recovery notes issued to fund the deficit in the General Fund for the fiscal year ending June 30, 2009, refund any such notes, and pay the costs of issuance of such notes and interest payable or accrued on such notes through June 30, 2011, pursuant to Section 2 of Public Act No. 09-2 of the June 2009 Special Session, and any amount beyond that required to redeem such notes shall be used to reduce the obligations of the State under the financing plan authorized under Section 88 of Public Act No. 09-3 of the June 2009 Special Session. By statute, the Treasurer was directed to transfer (i) $1,039.7 million from the budget reserve fund to the resources of the General Fund to be used as revenue for the fiscal year ending June 30, 2010 and (ii) $342.0 million from the budget reserve fund to the resources of the General Fund to be used as revenue for the fiscal year ending June 30, 2011. As of February 24, 2010, the first of these transfers had already occurred.

General Fund Expenditures

State expenditures are categorized for budget and appropriation purposes under ten functional headings, with expenditures by agency generally shown as subheadings in the following functional categories, listed in

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order of magnitude of expenditure for the 2009-11 budget biennium: Human Services; Education, Libraries and Museums; Non-Functional (debt service and miscellaneous expenditures including fringe benefits); Health and Hospitals; Corrections; General Government; Judicial; Regulation and Protection of Persons and Property; Conservation and Development; and Legislative. State expenditures for Department of Transportation functions are generally paid from the Special Transportation Fund, not the General Fund. Occasionally, minor expenditures for transportation related expenditures are paid from the General Fund.

Pursuant to the Comptroller’s financial statements provided on December 31, 2009, as of June 30, 2009, General Fund revenues were $15,700.8 million, General Fund expenditures and net miscellaneous adjustments were $16,648.4 million and the General Fund deficit for the 2008-09 fiscal year was $947.6 million. On December 3, 2009, the Treasurer issued $915,795,000 notes for the purpose of funding the deficit, amounts to pay costs of issuance of such notes and certain interest payable or accrued on such notes.

Fiscal Accountability Report. The Secretary of the Office of Policy and Management on November 15, 2009, and the director of the legislative Office of Fiscal Analysis on November 13, 2009, each submitted a fiscal accountability report for the 2009-11 biennium and the ensuing three fiscal years. The Office of Fiscal Analysis projected General Fund deficits for fiscal years ending June 30 of 2010, 2011, 2012, 2013 and 2014 of $385.9 million, $286.7 million, $3,282.0 million, $3,023.6 million and $3,191.9 million, respectively. The Office of Policy and Management in its report projected General Fund deficits for fiscal years ending June 30 of 2010, 2011, 2012, 2013 and 2014 of $337.0 million, $107.4 million, $3,024.0 million, $2,633.9 million and $2,581.7 million, respectively. The projections in each report were based on current services and certain other assumptions. In addition, both reports assumed that the scheduled sales tax reduction from 6.0% to 5.5% would not go into effect on January 1, 2010 because the trigger provisions that prevent the rate decrease from taking effect pursuant to Public Act No. 09-3 of the June 2009 Special Session would be met. Additionally, the reports estimated general obligation bond authorizations, allocations, issuance and debt service for the 2009-10 fiscal year and the succeeding four fiscal years. The reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2 billion and $1.4 billion, with the expenditure on debt service gradually increasing. The projections of the Office of Policy and Management and the Office of Fiscal Analysis are only estimates and the information in each of the fiscal accountability reports contain only estimates and no assurance can be given that future events will materialize as estimated or that subsequent estimates, adjustments or actions of the General Assembly will not indicate changes in the final result of such fiscal years. The fiscal accountability report is generally on a current services basis, so its figures may not reflect any deficit reduction programs initiated in the current or any future budget biennium. The State has a balanced budget requirement and an expenditure cap. As such, budgets adopted for these fiscal years will need to reflect a combination of revenue enhancements and expenditure reductions. As a result, the figures do not represent a projection of the actual financial results that might be expected, but instead serve as planning tools.

Limits on Expenditures and Debt Obligations

Balanced Budget Requirement. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

The Connecticut Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which, as of

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February 24, 2010, had not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30 2003, all indebtedness authorized and issued pursuant Public Act No. 09-2 of the June 2009 Special Session in connection with the issuance of notes for the purpose of funding the deficit for the fiscal year ending June 30, 2009, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the University of Connecticut (“UConn”) 2000 financing program (“UConn 2000”) is limited to the amount permitted to be issued under the cap.

Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. The debt incurring margin as of February 1, 2010 was $2,373,665,216.

STATE DEBT

Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

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State Direct General Obligation Debt

In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Teachers’ Retirement Fund Pension Obligation Bonds. Legislation passed in 2007 authorized the issuance of pension obligation bonds to fund up to $2 billion of the unfunded accrued liability in the Teachers’ Retirement Fund plus capitalized interest and issuance costs. In April 2008, the State issued $2,276,578,270.75 of such bonds. The public act also requires the State to appropriate annually the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, while the bonds are outstanding. The bonds are general obligations of the State, but do not count against the State’s debt limit.

UConn 2000 Financing. The General Assembly has enacted two acts for the financing of projects at the University of Connecticut. In 1995, the General Assembly established the University of Connecticut as a separate corporate entity and instrumentality of the State that is empowered to issue bonds and construct the infrastructure improvements contemplated by the act for the University of Connecticut. The estimated costs of the infrastructure improvements set forth in the act totaled $1,250 million to be financed over a 10-year period. In 2002, the General Assembly extended the existing UConn 2000 financing program for an additional 10 years from July 1, 2005 through June 30, 2015 and increased the total estimated project costs to $2,598 million. In 2007, the General Assembly extended the UConn 2000 financing program to June 30, 2016. The act authorized the University to borrow money to finance the UConn 2000 projects and to refund such financings. Such borrowings are to be general obligations of the University payable from any revenues or assets of the University and may be secured by pledges of the University’s revenues or assets other than mortgages.

The UConn 2000 projects are to be financed by $18 million general obligation bonds of the State and $2,262 million bonds of the University which are secured by the State’s debt service commitment, which is an annual amount for any debt service requirements when due and payable. The balance of the estimated cost of UConn 2000 projects may be met by the issuance of special obligation bonds of the University or from gifts or other revenue or borrowing resources of the University. Under the act, appropriations of all amounts of the State’s debt service commitment are made out of the resources of the State’s General Fund and the State Treasurer is obligated to make such payments. For this reason, all general obligation borrowings by the University are treated as part of the State’s general obligation debt. The amount of the University’s bonds which are secured by the State’s debt service commitment is capped for each fiscal year, but any amount not used may be carried forward to future fiscal years. The cap does not apply to bonds issued to finance any special capital reserve fund or other debt service reserve fund, costs of issuance or capitalized interest. The amount of bonds issued by the University and secured by the State’s debt service commitment, except for the accreted value of any capital appreciation bonds, and the amount of bonds which are authorized to be issued in a fiscal year under the cap are counted against the State’s debt limit.

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The total amount of University bonds and State general obligation bonds authorized by the acts is approximately $336.4 million less than the estimated costs of the infrastructure improvements set forth in the acts. This difference is expected to be addressed by capital cost reductions, deferring certain projects to a future date, and by securing additional funding sources, such as private fundraising and special obligation bonds. Special obligation bonds are to be secured by particular revenues of the University pledged therefor, are not subject to the cap on the University’s general obligation bonds and are not counted against the State’s debt limit.

The General Assembly passed and the Governor signed House Bill 5027, as amended by House Amendment Schedule A and Senate Bill 494, which extends the UConn 2000 financing program to June 30, 2018 and increases the total estimated project costs by $207 million to finance a new patient tower and certain renovations for the John Dempsey Hospital at the University of Connecticut Health Center.

In May 2010, the University of Connecticut issued $133,210,000 in University of Connecticut General Obligation Bonds, as described below under “Direct General Obligation Indebtedness.”

Supportive Housing Financing. In 2005, the General Assembly directed the Connecticut Housing Finance Authority (“CHFA”) in conjunction with other state agencies to develop a collaborative plan to create affordable housing and support services for specified eligible persons and families up to a specified number of units. The program is to be funded in part through mortgages, tax credits and grants from CHFA and the Department of Economic and Community Development. CHFA is authorized to issue bonds in support of the program and the State Bond Commission has authorized the Treasurer and OPM to enter into a contract to provide State assistance and pay debt service on the bonds in the form of payments of principal, interest, interest swap payments, liquidity fees, letter of credit fees, trustee fees and other similar bond-related expenses. Bonds supported by such state assistance shall not exceed $105 million in the aggregate. Any provision in the contract providing for the payments of annual debt service will constitute a full faith and credit obligation of the State, and any bonds for which the State provides assistance will be excluded from the State’s debt limit.

Economic Recovery Notes. In 2009, the General Assembly authorized the Treasurer to issue notes to fund the State’s budget deficit for the fiscal year ending June 30, 2009, to pay costs of issuance of such notes and certain interest payable or accrued on such notes and to exempt these notes from the overall limit on state debt.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which shall be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose. The State has established programs of temporary note issuances from time to time to cover periodic cash flow requirements. No temporary notes are outstanding and none have been issued since 1991.

On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million. Unless extended, the credit was scheduled to expire on June 17, 2010. As of June 10, 2010, the State was evaluating whether or not to seek to extend the facility.

Forms of Debt. In addition to the bonds, notes and lease financings described above, the State Treasurer has the authority to issue refunding bonds, bond anticipation notes, and capital appreciation bonds. The State general obligation bond procedure act provides that the Treasurer may issue temporary notes and any renewals thereof in anticipation of the proceeds from the sale of bonds whenever the State Bond Commission has adopted a resolution authorizing bonds. The Treasurer is also authorized by the State general obligation bond procedure act to issue refunding bonds whenever the Treasurer finds that the sale is in the best interests of the State and that the State reasonably expects to achieve net debt service savings as a result of such refunding. Certain of the State’s general obligation bonds have been issued as capital appreciation bonds. Capital appreciation bonds are issued at a deep discount and interest on the bonds is compounded semi-annually and only paid at maturity. For purposes

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of the State’s debt tables, the interest which has accrued on capital appreciation bonds up to the date of the table is added to the principal amount of the State’s debt. Pursuant to State statute, accrued interest on UConn 2000 capital appreciation bonds is excluded from the calculation of the statutory debt limit.

Derivatives. The Treasurer, with the authorization of the State Bond Commission, has the power to enter into reimbursement and similar agreements in connection with liquidity or credit facilities and to pledge the full faith and credit of the State or other collateral to secure the State’s payment obligations under any such agreement. The Treasurer, with the authorization of the State Bond Commission, has the power to enter into contracts to place the obligation of the State as represented by bonds or notes of the State, on such interest rate or cash flow basis as the Treasurer may determine, including swap agreements and other arrangements to manage interest rate risk. When any such arrangement is entered, the counterparty to the arrangement must have a rating on its unsecured long-term obligations which is the same as or higher than the underlying rating of the State on the applicable bonds. The State Bond Commission may authorize the Treasurer to pledge the full faith and credit of the State and any other collateral pledged to secure the applicable bonds to also secure the State’s payment obligations under any such contract.

The State has entered into swap agreements in connection with various bond issues. The swap agreements typically provide for early termination in certain events, and such “termination events” could result in the State being required to make unanticipated termination payments. Such payments, if any are due, may be substantial. In some cases the State has up to 270 days to make any such termination payments. The amounts payable to each swap provider under the respective swap agreement, including any termination payments, will be general obligations of the State. The State is obligated to make debt service payments on its bonds regardless of the performance of the swap provider of its obligations under the swap agreement.

Direct General Obligation Indebtedness. As of February 1, 2010, the amount of all direct general obligation indebtedness (including the accreted value of capital appreciation bonds as of February 1, 2010) for the payment of the principal and interest on which the State has pledged its full faith and credit or which is otherwise payable from the State’s General Fund was approximately $15.0 billion. The total debt service to be paid on that amount, including principal and interest payments through 2032, was estimated to be approximately $21.7 billion. As of February 1, 2010, the amount of authorized but unissued general obligation debt was approximately $2,170,092,000.

In April 2010, the State issued (i) $105,000,000 of its General Obligation Bonds (2010 Series A) maturing in varying amounts between April 1, 2015 and April 1, 2018 and bearing interest at rates ranging from 2.50% to 5.00% per annum; (ii) $184,250,000 of its Taxable General Obligation Bonds (2010 Series A) (Build America Bonds – Direct Payment) maturing in varying amounts between April 1, 2019 and April 1, 2026 and bearing interest at rates ranging from 4.407% to 5.257% per annum; and (iii) $353,085,000 of its General Obligation Bond Anticipation Notes (2010 Series A) maturing May 19, 2011 and bearing interest at a rate of 2.00% per annum.

In May 2010, the University of Connecticut issued $133,210,000 University of Connecticut General Obligation Bonds consisting of (i) $97,115,000 General Obligation Bonds, 2010 Series A, maturing in varying amounts between February 15, 2011 and February 15, 2030 and bearing interest at rates ranging from 2% to 5% per annum and (ii) $36,095,000 General Obligation Bonds, 2010 Refunding Series A maturing in varying amounts between February 15, 2011 and February 15, 2021 and bearing interest at rates ranging from 2% to 5% per annum.

The General Assembly passed and, as of June 10, 2010, the Governor was expected to sign various bills which adjust bond authorizations for the 2009-10 and 2010-11 fiscal years. The legislation increases the amount of new bond authorizations for the 2009-10 fiscal year by $30 million. Effective for the 2010-11 fiscal year, the General Assembly passed reductions of various bond authorizations totaling $615 million and approved additional bond authorizations totaling $71 million.

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Transportation Fund and Debt

In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

As of February 24, 2010, the cost of the infrastructure program for State fiscal years 1985-2014, which is expected to be met from federal, State, and local funds, was estimated at $26.4 billion. The State’s share of such cost, estimated at $10.5 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.7 billion and includes the expenses of the infrastructure program which either are not sufficiently large or do not have a long enough life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements, and other minor transportation improvements.

As of February 24, 2010, the State’s share of the cost of the Infrastructure Program for State fiscal years 1985-2014 to be financed by STO bonds was estimated at $9.8 billion. The actual amount may exceed $9.8 billion to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

During fiscal years 1985-2009, $21.0 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $5.4 billion is required for fiscal years 2010-2014. The $5.4 billion of such infrastructure costs is anticipated to be funded with proceeds of $1.6 billion from the anticipated issuance of new STO bonds, $75 million in anticipated revenues, and $3.7 billion in anticipated federal funds.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2009, the Special Transportation Fund paid $2.0 million of State direct general obligation transportation debt service payments. The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2009-10 was $1.0 million.

During the past several years the Fund’s revenues and expenses have undergone a variety of legislative changes. In 2005, legislation increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $22.5 million in fiscal year 2006, $30 million in fiscal year 2007, $53 million in fiscal year 2008, $79.9 million in each of fiscal years 2009-2013, and $98 million thereafter. In 2006, legislation again increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $80 million in each of fiscal years 2007-2010 and by $100 million in fiscal year 2011 and thereafter. In July 2007, legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax. In 2009, legislation authorized additional transfers to the Fund from the State’s General Fund in the amount of $81.2 million in fiscal year 2010, $126.0 million in fiscal years 2011 and 2012 and $172.8 million in fiscal year 2013 and annually thereafter.

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In order to implement the strategy-related projects submitted by the State’s Transportation Strategy Board (“TSB”), legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts in the amounts of $25.3 million in fiscal year 2005-06, $20.3 million in fiscal year 2006-07, $15.3 million in each of fiscal years 2007-08 through 2014-15 and $.3 million in fiscal year 2015-16 and thereafter. In September 2007, legislation authorized the transfer of $5.5 million on deposit in the Special Transportation Fund to the TSB’s project account for various transportation related studies.

Public Acts in 2005 and 2006 authorized the issuance of more than $2.1 billion of special tax obligation bonds for the ten-year period from 2005 to 2014 for transportation system improvements, many of which are TSB recommended projects. Legislation passed in 2006 also authorized the issuance of $1.3 billion in bonds in anticipation of future federal transportation funds.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the Airport. Legislation passed in 2001 removed a $294 million bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2010, there were $188.8 million of Bradley International Airport Revenue Bonds outstanding.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000, the State issued $53.8 million Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and, as of February 1, 2010, $43.0 million of such bonds are outstanding.

Clean Water Fund. The General Assembly has authorized the issue of revenue bonds for up to $1,913.4 million (including authorizations of $80 million that were to become effective July 1, 2010), of which, as of February 24, 2010, $1,408.7 million had been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys of the Clean Water Fund. The proceeds of the revenue bonds are loaned primarily to Connecticut municipalities and public water systems to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities and public water systems secure the revenue bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities and public water systems, pursuant to which either the full faith and credit of each such entity, or the revenues and other funds of a municipal sewer or public water system are pledged. As of February 1, 2010, $832.5 million revenue bonds were outstanding (including refunding bonds).

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. To fund possible shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1,000 million, plus amounts for certain reserves and costs of issuance. As of February 1, 2010, the State had borrowed $261 million from the Federal Unemployment Trust Fund to fund a deficit in the State’s Unemployment Compensation Fund and anticipates borrowing a total of approximately $900 million by the end of calendar year 2011.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans, and provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the

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job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. As of February 24, 2010, no bonds were outstanding. The State’s management objective is 0 to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Contingent Liability Debt

The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Connecticut Development Authority (“CDA”). The CDA was established in 1973 as a successor Authority. In order to discharge its responsibilities and fulfill its purposes, the CDA is authorized to offer various financing programs, including The Mortgage Insurance and Loan Program (the “Insurance Fund”). As of February 1, 2010, $20.45 million of State bonds have been authorized but remain unissued to fund the Insurance Fund, and loans insured by the Insurance Fund totaled $5.0 million. Other CDA programs include the Umbrella Bond Program, the Self-Sustaining Bond Program, the Connecticut Growth Fund, the Connecticut Works Fund, the Connecticut Works Guarantee Fund, the Connecticut Capital Access, the Environmental Assistance Revolving Loan Fund, the Tax Incremental Financing Program, the High-Technology Infrastructure Fund and the General Obligation Bond Program. As of February 1, 2010, the only outstanding CDA bonds secured by special capital reserve funds were issued pursuant to the General Obligation Bond Program. Although there remains legislative authority for the issue of bonds secured by special capital reserve funds under the Umbrella Bond Program, as of February 1, 2010, no loans had been initiated under that program since 1985, and the CDA does not anticipate a resumption of any lending activity under that program.

Under the General Obligation Bond Program, the CDA issues bonds to finance eligible economic development and information technology projects. General revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the General Obligation Bond Program. Although such bonds may also be secured by a special capital reserve fund, as of February 1, 2010, only $30.56 million of bonds had been secured by such a fund. As of February 1, 2010, $6.1 million of such bonds remain outstanding.

Connecticut Health and Educational Facilities Authority (“CHEFA”). CHEFA was established to assist in the financing of facilities for educational or health care purposes, including colleges and universities, secondary schools, nursing homes, hospitals, child care facilities, and any other qualified non-profit institutions through the issuance of bonds and other obligations. Payments from institutions provide funds to service the debt on loans made pursuant to the issuance of bonds and other obligations by CHEFA. CHEFA is also authorized to issue tax-exempt and taxable revenue bonds secured by one or more special capital reserve funds solely to finance projects for “participating nursing homes,” or for housing, student centers, food service facilities and other auxiliary service facilities at public institutions of higher learning, including the Connecticut State University system, or for clinical services projects for The University of Connecticut Health Center, and up to $100.0 million to finance equipment acquisitions by hospitals.

The State Treasurer has applied appropriated funds and General Fund budget surplus to defease certain bonds for nursing homes in order to avoid any draw on the special capital reserve fund which secures such bonds. Legislation enacted in 1998 provides that no bonds secured by a special capital reserve fund are to be issued by CHEFA in the future for nursing homes, except for bonds that at least in part refund, refinance, or otherwise

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restructure bonds under certain circumstances where the aggregate liability of the State with respect to such bonds will be less than the aggregate liability of the State with respect to the bonds being refunded, refinanced or restructured and that doing so is in the best interest of the State.

CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut State University System (the “System”) which are secured by one or more special capital reserve funds. The System has pledged University Student Fees and certain student parking fees as a source of funds for the payment of debt service on the bonds. The types of facilities of the System financed through CHEFA were financed in the past through self-liquidating general obligation bonds of the State; the State has therefore indicated that implementation of this program should limit the need for the State to issue such bonds in the future.

Although CHEFA is authorized to issue bonds secured by a special capital reserve fund to finance equipment acquisitions by hospitals and clinical services projects for The University of Connecticut Health Center, as of February 24, 2010, these programs had not yet been implemented.

Connecticut Housing Finance Authority (“CHFA”). CHFA was established in 1969 to meet the needs of low and moderate income families and persons for decent housing and to encourage and assist the development and construction of multifamily housing by reducing the cost of mortgage financing therefor. CHFA is authorized to issue bonds the proceeds of which are used to fund mortgage loans to applicants meeting certain eligibility requirements including unrestricted statutory income limits in certain urban areas. The enabling act authorizes CHFA to make or purchase construction and permanent mortgage loans which are guaranteed or insured by the United States of America or any agency or instrumentality thereof, by the Federal Home Loan Mortgage Corporation, by a private mortgage insurance company or the State or the Authority itself without limitation as to amount and to make or purchase mortgage loans not so insured or guaranteed in an aggregate amount not to exceed $1.5 billion. In order to finance these activities CHFA has established a Housing Mortgage Finance Program and has issued its general obligation bonds under a General Bond Resolution pursuant to which CHFA has pledged all revenues which it may receive in connection with the mortgages financed thereunder including its fees and charges therefor and any recoveries of principal therefrom from any source and any monies received from investments, as well as other mortgages specifically pledged. In addition, such General Bond Resolution provides for general covenants such as a covenant to do all things necessary with respect to the operation of such Housing Mortgage Finance Program in order to pay principal of and interest on its bonds and provides for certification as to self-sufficiency in order to issue any additional bonds. Bonds issued under CHFA’s General Bond Resolution are further secured by a special capital reserve fund.

CHFA has also established a Special Needs Housing Mortgage Finance Program (formerly known as the Group Home Mortgage Finance Program) and has issued and expects to issue additional Special Needs Housing Mortgage Finance Program Special Obligation Bonds under a separate indenture, including bonds for group homes, assisted living facilities, supportive housing and residential care homes, which bonds are and are expected to be secured by a special capital reserve fund.

In 2008, a public act authorized CHFA to issue up to $50 million of bonds to fund an Emergency Mortgage Assistance Program and required the Treasurer and the Office of Policy and Management to enter into a contract to provide State assistance to pay debt service on such bonds in the form of payments of principal, interest, interest swap payments, liquidity fees, letter of credit fees, trustee fees and similar bond-related expenses. Additionally, the public act provided for the appropriation of $2.5 million from the State Banking Fund to the State Treasurer for such contract assistance for the fiscal year ending June 30, 2009.

Capital City Economic Development Authority (“CCEDA”). CCEDA was created in 1998 and was granted the power to issue revenue bonds for a convention center project in Hartford. The bonds are to be backed by State contractual assistance equal to annual debt service. In 2004, a public act authorized CCEDA to use a special capital reserve fund in connection with any such revenue bonds, but as of February 24, 2010, there are no plans for such an issue.

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In December 2003, the State Bond Commission approved up to $100 million of revenue bonds and other borrowings and in December 2004 approved an increase in the authorized amount to $122.5 million. CCEDA has issued $110 million of its revenue bonds backed by the State’s contract assistance agreement equal to annual debt service on the revenue bonds, of which $105.12 was outstanding as of February 1, 2010. The State’s obligation under the contract assistance agreement is limited to $9.0 million per year, and the Authority’s debt obligations are structured not to exceed this amount. An additional $12.5 million of borrowing, not backed by the contract assistance agreement, has also been incurred. Debt service on the revenue bonds is payable from debt service appropriations in the General Fund and CCEDA reimburses the State for such contract assistance payments from parking and energy fee revenues after payment of operating expenses. Under the agreement between CCEDA and the State, after completion of the convention center project CCEDA is required to maintain pledged revenues equal to 1.2 times debt service, after operating expenses.

The convention center portion of the project opened in June 2005. Other elements of the project include an adjacent parking structure which opened later in 2005, an adjacent parking structure underlying the Connecticut Science Center and a retail and entertainment district, including a fourth parking structure, which as of February 24, 2010 are under construction. The full convention center project is not expected to be completed or placed in service at least until 2013. In the fiscal year ending June 30, 2006, the first full year of operations of the convention center, the delay in these additional elements, higher than anticipated operating expenses and startup expenses resulted in insufficient parking revenues, after operating expenses, to fully reimburse the State for debt service payments in June 2006. This situation has continued since then, so that there are significant shortfalls in excess revenues to fund the reimbursement obligation. This is expected to continue at least until the other elements of the project are completed. As debt service on CCEDA’s revenue bonds continues to be paid under the contract assistance agreement, CCEDA’s reimbursement obligation will increase, and this reimbursement obligation will need to be satisfied before excess parking revenues are available to fund the operations of the convention center, which itself is partially funded by General Fund appropriations from the State to CCEDA.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. As of February 24, 2010, the State has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury and the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of a special capital reserve fund to secure certain bonds issued by the City of Bridgeport to fund its past budget deficits; however, such bonds were refunded by the City in 1996. The State previously had guaranteed debt service on bonds of the City of West Haven, but an irrevocable escrow has been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. As of February 24, 2010, there are no such obligations outstanding.

The City of Waterbury. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing its budget deficits. The legislation imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board. The legislation authorized the City, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding the City’s past budget deficits. Payment of the bonds is serviced through the City’s taxing authority. The legislation requires the City to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The legislation also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum.

School Construction Grant Commitments

The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part

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of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and, based on such rankings, a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Education.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $400 million which take effect in the 2009-10 fiscal year. As of June 30, 2009, the Commissioner estimates that current grant obligations under this program are approximately $2,450 million which includes approximately $6,900 million in grants approved as of such date less payments already made of $4,450 million.

Prior to 1997, the grant program was conducted differently. For certain school projects, grants for construction costs are paid to the cities, towns and districts in installments which correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2009, under the grant program prior to 1997 the State is obligated to various cities, towns and regional school districts for approximately $314 million in aggregate principal installment payments and $57 million in aggregate interest subsidies, for a total of $371 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Education estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

The General Assembly passed and, as of June 10, 2010, the Governor is expected to sign Senate Bill 376 which authorizes new school construction grant commitments of $427.5 million to take effect for the 2010-11 fiscal year.

Other Contingent Liabilities

The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under group contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2009, the current and long-term liabilities of the Corporation totaled $251.34 million.

Pension and Retirement Systems

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,068 active members, 1,632 inactive (vested) members and 39,617 retired members as of June 30, 2009. Generally, employees hired before July 1, 1984 participate in the Tier I

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plan, which includes employee contributions. As of July 1, 2009, approximately 12% of the total work force was covered under the Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2009, approximately 40% of the total work force was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2009, approximately 48% of the total work force was covered under the Tier IIA Plan.

As of February 24, 2010, since fiscal year 1978-79, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04 and 2008-09, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

Full actuarial valuations are performed as of June 30th of each even-numbered year. The actuarial valuation of November 2008 indicated that, as of June 30, 2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585.0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The actuarial valuation was based upon an 8.25% earnings assumption and the impact of phasing in an approximately 4.8% negative return on plan assets for the 2007-08 fiscal year. For periods ending June 30, 2009, the Treasurer has realized annualized net returns on investment assets in the State Employees’ Retirement Fund of 6.73% over the past twenty years, of 6.85% over the past fifteen years, of 2.91% over the past ten years and of 2.20% over the past five years. These annualized net returns reflect the impact of the negative return on investment assets resulting from the significant downturn in the financial markets during the Fall of 2008. The November 2008 actuarial valuation indicated that, as of June 30, 2008, the State Employees’ Retirement Fund had a funded ratio of 51.9% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $9,329,175,038. As of June 30, 2009, the market value of the fund’s investment assets was $7,320,843,712. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. As of December 31, 2009, the market value of the fund’s investment assets was higher than it was at June 30, 2009, in part, due to an improvement in the financial markets.

The November 2008 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The annual contribution requirements for fiscal years 2009-10 and 2010-11 include amounts which may be required pursuant to the Connecticut Supreme Court’s decision in the case of Longley v. State Employees Retirement Commission which requires that the plaintiffs’ final pro-rated longevity payment be included in the earnings calculations for purposes of calculating their retirement incomes. The State met 99.25% of its annual contribution requirement for fiscal year 2007-08 and 92.85% of its annual contribution requirement for fiscal year 2008-09. To meet the State’s annual contribution requirements for fiscal years 2009-10 and 2009-11, $713.0 million and $745.8 million, respectively, have been appropriated from the General and Special Transportation Funds. The appropriation for fiscal year 2009-10 was reduced by $64.5 million as part of the Mid-Term Budget Adjustments and it was contemplated that the appropriation would be reduced by an additional $100.0 million in connection with any fiscal year 2009-10 deficit mitigation plans. Based on projections by the Office of Policy and Management, it was anticipated that contributions to the fund for fiscal year 2009-10 from grant reimbursements from Federal and other funds would be sufficient to meet all but approximately $12.0 to $13.0 million of the annual contribution requirement. The appropriation for fiscal year 2010-11 was reduced by $100.0 million as part of the Mid-Term Budget Adjustments.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the

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public school systems of the State, with certain exceptions. Municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2009, there were 64,242 active and former employees with accrued and accruing benefits, 30,142 retired members and 330 members on disability allowance.

As of February 24, 2010, since fiscal year 1978-79, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04, 2004-05 and 2008-09, have been sufficient to meet benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund.

Actuarial valuations are performed as of June 30th of each even-numbered year. As of February 24, 2010, the most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with an actuarial value of $15,271.0 million. The actuarial valuation was based upon an 8.50% earnings assumption. For periods ending June 30, 2009, the Treasurer has realized annualized net returns on investment assets in the Teachers’ Retirement Fund of 6.88% over the past twenty years, of 6.85% over the past fifteen years, of 3.12% over the past ten years and of 2.55% over the past five years. These annualized net returns incorporate the negative return on investment assets resulting from the general market downturn during the Fall of 2008. The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70.1% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $14,551,467,434. As of June 30, 2009, the market value of the fund’s investment assets was $11,396,681,762. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. As of December 31, 2009, the market value of the fund’s investment assets was higher than it was at June 30, 2009.

The actuarial valuation dated November 29, 2006 determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $518.6 million for fiscal year 2007-08, and (ii) $539.3 million for fiscal year 2008-09. The State met its annual contribution requirement for fiscal years 2007-08 and 2008-09. The actuarial valuation dated November 12, 2008 determined the following employer contribution requirements, which are sufficient to meet GASB standards: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11. To meet the State’s annual contribution requirements for fiscal years 2009-10 and 2010-11, $559.2 million and $581.6 million, respectively, have been appropriated.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. In April 2008, the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, there shall be deemed appropriated from the General Fund an amount equal to the annual required contribution to the Teachers’ Retirement Fund, and such amount shall be deposited in the fund in such fiscal year.

The statutory provisions which govern pension benefits payable from the Teachers’ Retirement Fund include certain cost of living adjustments. Public Act No. 07-186 added a provision limiting cost-of-living adjustments for employees hired after July 1, 2007, but also removed a statutory provision which subjected certain annual cost of living adjustments in pension benefits to a limit based on funds available from earnings on fund investments which exceeded an 11.5% return. Such excess earnings were held in the cost-of-living adjustment reserve account until applied to provide for cost of living adjustments. Although there are other statutory limits on the cost of living adjustments, it is anticipated that the removal of the limit based on available

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earnings which exceeded an 11.5% return will cause an increase in the aggregate actuarial accrued liability of the fund. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurance could be given that subsequent projections or the next actuarial report would not result in a higher or lower estimate.

Social Security and Other Post-Employment Benefits. As of June 30, 2009, approximately 59,308 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year 2008-09 was $309.9 million. Of this amount, $227.4 million was paid from the General Fund and $14.5 million was paid from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. As of February 24, 2010, the State finances the cost of such benefits on a pay-as-you-go basis. The State has not established any fund for the accumulation of assets with which to pay post-retirement life insurance benefits in future years. The State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the post-retirement health care benefits trust. Commencing July 1, 2010, employees with less than five years of service are required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. It is anticipated that contributions to the trust in fiscal years 2009-10 and 2010-11 will be completely expended on current benefit expense. Thereafter it is anticipated that the trust will begin to accumulate assets which will be available to fund future liabilities. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year 2009-10, $482.9 million was appropriated.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State has received an actuarial report dated March 2007 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The report indicated an other post-employment benefit (“OPEB”) actuarial accrued liability as of April 1, 2006 estimated to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The report used discount rates ranging from 4.5% to 8.5%. The amount of the annual required contribution under these various assumptions ranged from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. Additional assumptions were also tested for sensitivity analysis which produced different results. The annual required contribution included the cost for both current eligible employees and retirees. The State has received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08. The State paid $521.9 million for eligible employees and $454.6 million for retirees for health care costs in fiscal year 2008-09.

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The State is required to make General Fund appropriations to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. Legislation which became effective on July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective on July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. As of February 24, 2010, no General Fund appropriations to the Teachers’ Retirement Fund to cover retiree health insurance costs had been made for fiscal years 2009-10 and 2010-11. The Teachers’ Retirement Board is monitoring the impact of the reduction in levels of State funding for fiscal years 2009-10 and 2010-11. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. Since July 1, 1994, retiree health benefits have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2,318.8 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30-year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and $121.3 million for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions. The State paid $20.7 million for post-retirement health insurance costs for fiscal year 2007-08. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2008 would be reduced to $1.52 billion based on a 7.5% earnings assumption, which would result in a $67.9 million employer contribution requirement for fiscal year 2008-09.

In June 2010, the State received the preliminary results of a valuation performed as of April 1, 2008 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The preliminary report indicates an OPEB actuarial accrued liability as of April 1, 2008 of $26.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined the amount of the annual required contribution for fiscal year 2008-09 to be $1.94 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll amortization. Since these numbers are preliminary they are subject to adjustment in the final report. It should also be noted that because of the April 1, 2008 valuation date these results do not reflect the impact of the 2009 retirement incentive program or the SEBAC 2009 mandatory OPEB contribution of 3% of salary by certain employees, as noted above. The next valuation will take these changes into account. In addition, several assumptions were revised from the last actuarial valuation performed as of April 1, 2006. Due to the normal passage of time, based on the prior assumptions, it was expected that the actuarial accrued liability would increase by approximately 15% ($3.2 billion on an unfunded basis) from April 1, 2006 to April 1, 2008.

LITIGATION

The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position.

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There are, however, several legal proceedings which, if decided adversely against the State, either individually or in the aggregate may require the State to make material future expenditures or may impair revenue sources. It is not possible to determine the impact that the outcomes of these proceedings, either individually or in the aggregate, could have on the State’s financial position. Among these proceedings, an adverse judgment in the matters described below, in the opinion of the Attorney General, individually could have a fiscal impact on the State of $15 million or more.

Sheff v. O’Neill is a Superior Court action originally brought in 1989, on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision.

In December 2000, the plaintiffs filed a motion seeking to have the Superior Court assess the State’s compliance with the State Supreme Court’s 1996 decision. Before the Court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Superior Court on March 12, 2003. That agreement obliged the State over a four year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary inter-district busing program in the Hartford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. That agreement expired in June 2007, and the anticipated costs of that agreement have been expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the Court granted that motion. On July 5, 2007, the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy, alleging that the State remained in material non-compliance with the Sheff mandate. In November 2007 the Superior Court began a hearing on the plaintiffs’ motion, and in January 2008 completed that hearing. As of February 24, 2010, a decision remained pending.

On April 4, 2008, a tentative settlement between the plaintiffs and the State requiring the State to comply with defined benchmarks over a period of time was presented to the legislature in accordance with Section 3-125a of the Connecticut General Statutes. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties. The court approved this settlement by stipulation on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.

On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement claiming that the State failed to meet a benchmark for placement of students in reduced isolation educational settings. In light of this alleged breach, they sought appointment of a special master “to ensure prompt and complete compliance” with the stipulation. On February 23, 2010, the trial court denied the plaintiffs’ motion. A motion for reconsideration of that ruling has been filed and, as of June 10, 2010, remains pending.

State Employees Bargaining Agent Coalition v. Rowland is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys’ fees and costs. The defendants moved to dismiss the action based on absolute immunity, and that motion was denied on January 18, 2005. The defendants appealed that decision to the U.S. Court of Appeals. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the District Court for trial. As of February 24, 2010, the case remains pending. The same purported class has brought related state law claims in State Court under the caption Conboy v. State of Connecticut. On October 20, 2006, the Superior Court

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in Conboy v. State of Connecticut denied the State’s motion to dismiss, and the State appealed. The appeal was denied and the case has been remanded to the trial court for further proceedings. By agreement of the parties, proceedings in the state court action have been stayed pending disposition of the federal court action.

State of Connecticut v. Philip Morris, Inc., et al., is the action that resulted in the 1998 Master Settlement Agreement (“MSA”), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. The Connecticut Superior Court retains continuing jurisdiction over disputes involving the MSA. From 2004 through 2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies’ payments to the State for the year 2003. The litigation focused on whether the parties’ payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court sided with the tobacco companies and ruled that the MSA requires all aspects of the payment dispute to be arbitrated. The State has indicated that if an arbitration results in a decision adverse to the State, that determination would likely reduce or eliminate the State’s MSA payments for 2004 and possibly even subsequent years.

In Connecticut Coalition for Justice in Education Funding et al. v. Rell, et al., brought in Hartford Superior Court, the plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children who reside in selected rural, suburban and urban municipalities in the State. Purporting to represent a class of similarly situated students in selected school districts, plaintiffs claim the students’ State constitutional rights to a free public education under Article VIII, Section 1, equality of rights under Article I, Section 1 and equal protection of the laws under Article I, Section 20 are being violated by the alleged inequitable and inadequate financing of their schools by the State. In particular, plaintiffs claim for a variety of reasons that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students, as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures. The action seeks a declaratory judgment from the Court, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing Court jurisdiction and attorney fees and costs under 42 United States Code Section 1983, on the grounds that minority students have been disproportionately impacted. The court ruled that the Coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants have moved to strike the plaintiffs’ claims for a “suitable” education under the State Constitution. On September 17, 2007, the Superior Court issued a ruling granting the State’s motion to strike three counts of the plaintiffs’ complaint. After the Court’s ruling, one count of the plaintiffs’ complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010, a plurality of the Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided. As of June 10, 2010, the parties were seeking to establish a schedule for discovery.

Since 1991, the State Department of Children and Families has been operating under the provisions of a federal court-ordered consent decree in the Juan F. v. Weicker case. In October 2003, the State entered into an agreement with the Juan F. Court Monitor and lawyers representing the plaintiff class of children in the child welfare system designed to end judicial oversight of the agency by November 2006. The agreement was approved and ordered by the court. The agreement included the establishment of a Transition Task Force, which included the Juan F. Court Monitor, who was given full and binding authority to develop an Exit Plan. The Court Monitor’s Exit Plan includes an open-ended funding provision (virtually identical to that contained in the consent decree). The State has objected to this provision of the Exit Plan, which was adopted by the court in December 2003, claiming in part that the Exit Plan requires the State to provide open-ended funding to implement the plan which could violate the State’s constitutional cap on spending. On February 10, 2004, the court denied the State’s request to reconsider the funding provision. In 2005, the Court entered orders that ended the Transition Task

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Force and revised the monitoring order, but left in place the open-ended funding provision. The State has indicated that, as of February 24, 2010, it is working to meet the requirements of the Exit Plan. By letter dated May 5, 2008, the plaintiffs notified the defendants and the Court Monitor of their view that the defendants “are in actual or likely noncompliance” with two provisions of the revised monitoring order. Pursuant to the order, the parties had to engage in a period of mediation, after which the Court, if there were no negotiated resolution, could make findings and issue orders. As a remedy, the plaintiffs requested the appointment of a limited receiver tailored to address the defendants’ performance regarding the two identified provisions. On July 17, 2008, the Court approved a stipulation by the parties resolving the plaintiffs’ claims of noncompliance with these two provisions. The State has continued to work with the plaintiffs and the Court Monitor to meet the requirements of the Exit Plan. On December 9, 2009, plaintiffs filed a motion for emergency relief seeking to prevent the Department from effectuating the Governor’s budget-related directive to cease new admissions to the voluntary services program—a program permitting parents to obtain services for disabled children without relinquishing custody. The Governor has rescinded this order, but, as of February 24, 2010, the parties continue to litigate whether the children eligible for voluntary services fall within the Juan F. class.

While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in one of the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June of 2004, the Federal Bureau of Indian Affairs denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the United States Secretary of Interior, and that appeal was dismissed on March 18, 2005. On November 30, 2006, the federal district court dismissed the Golden Hill Paugussett’s land claims. The Golden Hill Paugussett Tribe appealed the dismissal to the U.S. Court of Appeals for the Second Circuit, and on September 10, 2007 that appeal was dismissed. As of February 24, 2010, the Golden Hill Paugussett Tribe had not appealed the denial of its petition seeking federal recognition, but has until March 2011 to do so. An additional suit was filed by the alleged Schaghticoke Tribal Nation claiming ownership of privately and town held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the Federal Department of Interior Board of Appeals, which on May 13, 2005 vacated the determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Federal Bureau of Indian Affairs declined to acknowledge the Schaghticoke Tribal Nation, and the alleged Tribe appealed that decision to the United States District Court. The District Court dismissed the appeal on August 22, 2008, and the Schaghticoke Tribal Nation appealed that decision to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending the resolution of the federal recognition matter. On October 19, 2009, the Court of Appeals denied the appeal and affirmed the District Court’s ruling. A petition for rehearing is pending with the Court. In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe. The State appealed the decision to the Federal Department of the Interior Board of Appeals, which on May 13, 2005 vacated the determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Federal Bureau of Indian Affairs declined to acknowledge this group as an Indian tribe. As of February 24, 2010, the Pequot Tribe had not appealed this decision, but has until October 2011 to do so. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition. In any of the land claims matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

The White Oak Corp. has brought demands for arbitration against the State of Connecticut, Department of Transportation (“DOT”), pursuant to State statute, alleging breaches of contract in connection with both the Tomlinson Bridge construction project in New Haven and a separate construction project in Bridgeport. In

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December of 2005, the American Arbitration Association ruled against White Oak in the Tomlinson Bridge construction project, rejecting their claim for $90 million and instead awarded DOT damages in the amount of $1.17 million. The Superior Court confirmed the panel’s decision, but White Oak thereafter filed a new demand for arbitration seeking $110 million for delay damages in connection with the same Tomlinson Bridge project. The State sought an injunction on this second demand in light of the rulings in the first demand for arbitration. The Superior Court denied the State an injunction, but on May 20, 2008 the Connecticut Supreme Court reversed and ordered that the Superior Court issue a permanent injunction barring White Oak from pursuing the second arbitration. On November 1, 2009, the arbitration panel released its decision on the Bridgeport Green project in which White Oak was seeking $50 million in damages. The panel rejected White Oak’s claims for damages, but ordered the DOT to pay White Oak $5,343,000 previously held by the agency as liquidated damages, along with $4,903,930 in prejudgment interest on that sum. On November 30, 2009, the State filed an application to modify the arbitration decision with respect to the award of liquidated damages and interest. As of December 7, 2009, White Oak had taken no action to modify, vacate or correct the arbitration decision. Any subsequent judicial appeal from the arbitrators’ final decision is generally limited to jurisdictional issues.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al., is an action in Federal District Court brought in February of 2006, on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs claim that the State has violated the Americans with Disabilities Act by failing to provide services for the identified group in the most integrated setting appropriate to the needs of the qualified individuals. In September 2007, the Court dismissed the plaintiffs’ case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint adding five nursing home residents as plaintiffs in addition to the Office of Protection and Advocacy for Persons with Disabilities. By ruling and order dated March 31, 2010, the Court denied the defendants’ motions to dismiss the amended complaint and granted the plaintiffs’ motion for class certification.

Belanger v. State Employees Retirement Commission is a Federal District Court action brought by three retired state employees, claiming that the Commission’s members have breached their fiduciary duties and federal law by failing to apply retroactively to the plaintiffs and to others similarly situated, the recent decision of the Connecticut Supreme Court in Longley v. State Employees Retirement Commission. In Longley, the Court ruled in the case of two retired state employees that the Commission had not properly interpreted and applied State law by failing to add their final, prorated longevity payments to their salary in their final year of employment, for the purpose of calculating their “base salaries” under the State Employees Retirement Act, Connecticut General Statutes § 5-152 et seq. The plaintiffs’ complaint in Belanger also seeks costs and attorneys fees and the plaintiffs have also moved for class certification to include all retired state plan members harmed by the alleged improper calculation. The defendants filed a motion to dismiss the complaint and the plaintiffs filed a motion for class certification. On June 10, 2009, the defendant’s motion to dismiss was granted. As of February 24, 2010, plaintiffs’ motion for reconsideration remains pending.

Pham v. Starkowski is a class action lawsuit which was filed in the Superior Court on November 30, 2009 seeking to enjoin the Department of Social Services (“DSS”) from terminating the State funded medical assistance for non-citizen’s program (“SMANC”). The SMANC program was established pursuant to State legislative direction to continue providing medical assistance benefits to “qualified aliens” following the enactment of restrictions on eligibility of such aliens in the federal Medicaid program. As a result of budget difficulties, the State legislature directed DSS to substantially eliminate the program. The complaint challenged the section of the DSS budget implementer that substantially repealed the SMANC program and the section of the implementer that clarified the scope of individuals who could be eligible for the State Administered General Assistance medical program. The matter was certified by the court as a class action. The trial court struck down both challenged implementer provisions relying on the equal protection clause in the United States Constitution. The State filed the appeal and requested a stay of the injunction, which motion was denied by the trial court. DSS has estimated that the reinstatement of the program will cost approximately $9.75 million annually. DSS is in the process of finalizing compliance by reinstating individuals onto the SMANC program and opening up the program to new applicants.

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Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, a trade association representing for-profit nursing homes filed a lawsuit in federal court against Governor Rell. The lawsuit alleges that the nursing homes are systemically undercompensated under Connecticut’s Medicaid payment system in violation of the federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. Although the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State’s nursing home Medicaid reimbursement system could have a material fiscal impact on the State.

Computers Plus Center, Inc. and Malapanis v. Department of Information Technology. On January 29, 2010, a State court jury returned a verdict against the Department of Information Technology (“DOIT”) in favor of counter-claim plaintiff Computers Plus Center (“CPC”) in the amount of $18.3 million for breach of due process rights guaranteed by Article First, § 10 of the Connecticut Constitution. DOIT alleged that CPC had failed to provide certain components required by a contract for the purchase of 10,000 computers from CPC. CPC’s counter-claim, essentially one for reputational harm to CPC’s business, arises out of DOIT’s termination of the contract and the denial of CPC’s bids for other computer contracts, as well as press statements and other communications relating to the matter. The State has filed motions for a new trial and to reduce and set aside the verdict, which, as of February 24, 2010, remain pending.

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ADDITIONAL CONSIDERATIONS

Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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APPENDIX E

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement being dated May 15, 2009, as supplemented as of March 2, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The release by the U.S. Bureau of Economic Analysis of its first estimate of economic growth for the fourth quarter of 2009 reinforces the belief that the national recovery that began in the third quarter of 2009 picked up substantial momentum by the end of the year. The national economy expanded 5.7 percent in the fourth quarter of 2009. Real household spending grew 2.0 percent, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets. The strengthening global economy resulted in export growth, and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9 percent. Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth. As of February 2010, the State’s Division of the Budget (“DOB”) projected growth of 3.1 percent in real U.S. Gross Domestic Product for 2010, following a decline of 2.4 percent for 2009.

The U.S. Bureau of Labor Statistics has released its 2009 benchmark revision to the national employment data. The revised data indicate that, as of early 2010, about 8.4 million jobs had been lost since the start of the recession of 2008-09. Only 20,000 jobs were lost in January 2010, indicating a labor market turning point in the first quarter of 2010. On an annual average basis, as of February 2010, DOB projected a decline of 0.3 percent for 2010, following a historic decline of 4.3 percent for 2009. The projection reflects the Census Bureau’s February 2010 estimate that 1.2 million temporary jobs will be created to conduct the Census.

The outlook as of February 2010 calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930s. However, there are significant risks to this forecast. Although, as of February 2010, credit markets had improved substantially since February 2009, uncertainty remains about the quality of bank assets throughout the global financial system. The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery continues to create uncertainty. The large overhang of commercial real estate and related debt remains yet another source of risk. A negative credit market shock could result in a major setback to recoveries around the globe. Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter. On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery. The forecast as of February 2010 reflects continued spending under the Federal stimulus package as passed in February 2009. If the U.S. Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than is reflected in this forecast.

The New York State Economy

As of February 2010, the most recent data indicated that employment and wages for the second half of 2009 were weak. The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009. National employment trends represent key inputs to DOB’s forecast for the State labor market. The DOB estimates State employment to have fallen 2.9 percent for 2009, to be followed by a decline of 0.6 percent for 2010. Private employment is expected to decline by 3.5 percent for 2009, followed by a decline of 0.9 percent for 2010. Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0 percent. Total State wages were projected to rise 3.5 percent for 2010.

All of the risks to the U.S. forecast apply to the State forecast as well, although the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York, as the nation’s financial capital. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State’s commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

The Updated Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to: the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on State tax collections; increased demand in entitlement- and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of the amount of Medicaid spending that is paid for by the Federal government (known as the Federal Medicaid assistance percentage or “FMAP”), and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

The State indicated that there could be no assurance that the Legislature would not make changes to the Executive Budget that would have an adverse impact on the budgetary projections set forth herein, or that it would take final action on the Executive Budget before the start of the 2010-11 fiscal year on April 1, 2010. Furthermore, there can be no assurance that the budget gaps in the 2009-10 fiscal year or future years will not increase materially from February 2010 projections. If this were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, full implementation of the deficit reduction plan (“DRP”) in the 2009-10 fiscal year, including transactions related to Battery Park City Authority ($200 million) and the video lottery terminal (“VLT”) franchise payment ($300 million), which would require additional cash management actions in the 2009-10 fiscal year if these did not occur as planned; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels projected as of February 2010. Several transactions were dependent upon the actions of third parties, including those involving the Battery Park City Authority, the VLT franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees. As of February 2010, ongoing delays continued to surround the award of the VLT franchise and have the potential to impact the timing of the expected franchise payment. The State indicated that such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2009-10.

The Updated Financial Plan assumes the Federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher FMAP authorized in the American Recovery and Reinvestment Act (“ARRA”). If the FMAP extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2009-10 and beyond. The Updated Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Updated Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-11. The Financial Plan does not include any costs for potential wage increases beyond that point.

As of February 2010, the Updated Financial Plan did not include estimates of the costs or savings, if any, that could result if the Federal government approved comprehensive changes to the nation’s health care financing system. There is a risk that Federal changes could have a materially adverse impact on the State’s Financial Plan projections in future years. As of February 2010, the State indicated that DOB expected to provide a more comprehensive assessment as events warranted.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Special considerations include the following:

Budget Gap

As of November 2009, the Governor had proposed approximately $3.2 billion in actions to eliminate the estimated 2009 budget gap. Approximately three-quarters of the proposed actions would require the approval of parties, including the State Legislature and officials at other levels of government that are outside the control of the executive.

The State indicated that there could be no assurance that the budget gaps in 2009 or subsequent years would not increase materially from November 2009 projections. If an increase were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; deferral of planned payments to the State retirement system, school districts, vendors, local governments, service providers, or other entities; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In many cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the executive.

As of February 2010, the most significant new gap-closing resource was an anticipated six-month extension of a higher FMAP for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommended a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. Under ARRA, the higher FMAP for eligible Medicaid expenditures in effect as of 2010 would expire on December 31, 2010. As of February 2010, DOB estimated that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years.

State Workforce Reductions Initiatives

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expected that the WRP would result in a State workforce reduction equivalent to approximately 8,700 employees, and would generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce was expected to be reduced to 128,803 positions, a reduction of 7,687.

As of November 2009, the Financial Plan had been revised to reflect the agreement between Governor Paterson and the State’s two largest public employee unions (the Civil Services Employees Association (“CSEA”) and the Public Employees Federation (“PEF”)) in order to achieve alternative savings through measures other than potential layoffs. The agreement assumed $260 million in savings over two years through a severance payment program, the elimination of funded vacancies, and employee attrition. The DOB-approved agency plans would achieve those $260 million in cost-reductions and were reflected in the Financial Plan. As of November 2009, the State indicated that it was continuing to work toward enactment of Tier V and the implementation of Voluntary Reduction in Work Schedule, which are the other components of the agreement. As such, they were not yet reflected in the Financial Plan as of November 2009.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees would not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. The Enacted Budget Financial Plan included a spending reserve of approximately $400 million in 2009-10 and $275 million in both 2010-11 and 2011-12 to finance potential agreements with unsettled unions. The reserve was calculated on the assumption that the agreements would have terms and conditions comparable to the contracts that had been ratified by other unions, including CSEA and PEF. As of November 2009, the recent binding arbitration awards for Corrections Officers and Supervisors and the settlement with investigators and senior investigators in the Division of State Police added costs above the pattern of settlements. The costs of the awards were accounted for in the Updated Financial Plan projections as of November 2009. However, it was possible that additional increases would be granted to these unions as part of ongoing negotiations (as well as the unions that cover graduate students and Park Police).

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits covered $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG had issued four final audit reports, which covered claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommended that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While, as of May 2009, CMS had not taken any action with regard to the disallowances recommended by OIG, CMS was deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Federal Regulations

Federal regulations pose a risk to State finances, particularly in the area of health care. CMS has attempted to promulgate regulations that, among other actions, seek to limit reimbursement to public providers to actual costs. These regulations were under a Congressional moratorium until July 1, 2009. Although the moratorium on regulations governing public provider cost limits, graduate medical education and rehabilitation services was not extended, the Federal Stimulus bill contained a “Sense of the Congress” provision that the Secretary of Health and Human Services should not promulgate these three regulations in final form. However, Congress also required that an independent assessment of these regulations be conducted to better understand the impact nationwide. Lewin and Associates was retained by CMS to complete this review, and, as of November 2009, a draft report was expected to be released before the end of 2009. Based on data provided by New York State to Lewin and Associates, these regulations, if implemented, would result in a decrease in Federal aid to New York State of some $2.4 billion—$1.7 billion associated with limiting public provider reimbursement to cost and $700 million stemming from the graduate medical education regulation and the rehabilitation services regulation. These reductions would impact a myriad of State services and programs, including hospitals, clinics, nursing homes, mental hygiene services, the Early Intervention Program and schools.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and, as of May 2009, were in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Debt Reform Cap

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) through 2011-12. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Based on the updated forecasts in the Updated Financial Plan as of November 2009, debt outstanding and debt service costs over the plan period were expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap was expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. These projections, contained in the Second Quarterly Update to the official statement, released by the State of New York in November 2009 (the “Second Quarterly Update”), represent a decline in projected debt capacity as compared to the First Quarterly Update to the official statement, released by the State of New York in July 2009 (the “First Quarterly Update”), which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for City University of New York (“CUNY”) and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters since November 2009 demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. As of November 2009, the State indicated that measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast as of May 2009 contained specific transaction risks and other uncertainties, including, but not limited to, the development of new VLT facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of

Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. As of May 2009, the State indicated that such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, the State emphasized that there could be no assurance that (1) receipts would not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for years subsequent to 2009 would not increase materially from the projections set forth herein.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments had negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or subsequent downturns in financial markets would not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns would result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 contained a plan to close the largest budget gap faced by the State to that point. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold between May 2008 and May 2009. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the 2008-09 economic downturn and dislocation in the financial markets. The 2008-09 recession was characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expected this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the 2008-09 downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10—or more than twice the last recession—were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan for 2008-09 (the “2008-09 DRP”). The 2008-09 DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for

2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan included $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the 2008-09 DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the 2008-09 DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that was expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan included $6.15 billion in direct fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in FMAP and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 would be balanced, and would leave budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) had been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion—or over 70 percent—from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget—that is, spending financed directly by State residents through State taxes, fees, and other revenues—held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. As of May 2009, projected General Fund spending for 2009-10 was reduced by $8.7 billion compared to the current-services forecast. As of May 2009, State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. As of May 2009, State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn was the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, as of May 2009, the $15 billion incremental increase to the combined gap since May 2008 was almost entirely due to the worsening outlook for receipts.

Accordingly, as of May 2009, the gap-closing plan under the State’s control (that is, excluding Federal aid) was weighted toward spending restraint, but also relied on substantial tax and fee increases. Actions to restrain spending constituted approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constituted approximately 39 percent of the plan. Non-recurring resources made up the remainder.

Spending Restraint

Under the Enacted Budget, actions to restrain General Fund spending were to affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan to restrain General Fund spending included the following:

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A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of-Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorized savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

•

A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that would continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

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A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

•

A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

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A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and CUNY Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

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A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

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A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

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A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which was to be made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

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A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget included $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits were scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

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A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

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A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counted on savings from instituting the WRP. The WRP was to reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions were to be in addition to those that the DOB expected to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 were not slated to receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore were not slated to be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan was slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan included a modest level of new initiatives in 2009-10, the costs of which were counted against the savings actions presented in the Financial Plan. The most significant initiatives included a new low-cost student loan program to which the State was scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimated that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet commitments existing as of May 2009—and by almost $9 billion from 2008-09 results—to achieve a balanced budget in 2009-10. The State indicated that spending reductions of this magnitude would have been in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget included a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions included:

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Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

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Increased Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action was expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

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Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

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High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

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Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program was due to sunset on June 30, 2010—one year earlier than under prior law;

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Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

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Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

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License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions included increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also included a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget included $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan did not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two-year period included:

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Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

•

Increase Business Tax Prepayment ($333 million): This action increased the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

•

New York Power Authority Excess Resources ($476 million): This action authorized the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million was planned in 2009-10). Of this amount, $215 million represented funds that were reserved by the New York Power Authority (“NYPA”) to pay for the disposal of waste at a Federal repository. It was anticipated that NYPA would not need these funds for several years. The remaining transfer represented assets not anticipated to be necessary to meet NYPA’s short-term operating, capital or debt service costs;

•

Equipment Financing ($104 million): This action authorized the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB planned to make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

•

City University (no net impact): To realize the benefit of health care savings in the 2008-09 DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, were scheduled to be made on their statutory due dates, not ahead of schedule. No net impact was expected over the two fiscal years.

Other non-recurring resources consisted of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in 2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponded to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP was slated to result in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid was to add $1.15 billion in spending to the All Funds budget.

Lastly, as of May 2009, a substantial amount of Federal aid that has no direct impact on the State’s budget gaps was expected to flow to the State—and through the State Financial Plan to end recipients. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expected to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, is expected to pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending had been reduced as of May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid were slated to substantially increase All Funds spending in 2009-10. In total, Federal aid was responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which were directly related to the economic downturn, added an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprised $8.6 billion of the projected total increase in All Funds spending.

Update on 2009-10 General Fund Budget Gap (Before Gap-Closing Actions)

In the Second Quarterly Update, DOB estimated a General Fund budget gap of $3.2 billion in the 2009-10 fiscal year.(1) As of November 2009, the budget gap for 2010-11 was projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years were also estimated to be higher than in the First Quarterly Update, and were projected, as of November 2009, at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

Since the Second Quarterly Update, as of February 2010, DOB had made several substantive revisions to the current-services forecast for the 2009-10 fiscal year that, taken together, increased the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion). As of February 2010, the estimate for tax collections had been

(1)	The budget gap represents the difference between estimated disbursements and the resources expected to be available to pay for them.

reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures had been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data. An increase in the expected value of the VLT franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.

After accounting for the deficit reduction plan and the forecast revisions, as of February 2010, the General Fund had an estimated shortfall of $1.4 billion remaining in the 2009-10 fiscal year.(2) This estimate assumed the successful completion of, among other things, transactions related to the VLT franchise payment and the Battery Park City Authority. Rather than proposing additional gap-closing measures in the 2009-10 fiscal year, when the range of options for achieving recurring savings was increasingly limited, the State expected to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings.(3) As of February 2010, the State expected to end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State’s rainy day reserves.

Deficit Reduction Plan to Address 2009-10 Fiscal Year Gap

The Governor proposed a Deficit Reduction Plan (“DRP”) to eliminate the $3.2 billion budget gap in 2009-2010. The Governor called the Legislature into special session that was to be held in November 2009 to act on the proposals in the DRP that required legislative approval.

The proposed DRP consisted of across-the-board reductions to most local aid programs ($1.3 billion); across-the-board reductions to State agency operating budgets ($500 million); enhanced audit and recovery activities in the areas of tax compliance and Medicaid fraud, including a tax amnesty program ($400 million); the transfer of available resources from the Battery Park City Authority ($300 million); a franchise payment for VLT development rights at Aqueduct Racetrack ($200 million); transfers of certain available resources from other funds of the State and public authorities ($175 million); and other actions ($200 million).

For presentation purposes, the DRP was divided into two parts: actions that could generally be implemented administratively by the Executive and actions that required the approval of the Legislature or other outside parties. The administrative actions, which DOB estimated would total approximately $800 million, included the following:

•

Agency Operations Reductions: The Governor ordered an 11 percent reduction to agency operating budgets. The reductions are expected to save approximately $450 million annually. These savings are reflected in the agency operating totals of the Updated Financial Plan. For the most part, the State agency reductions do not require legislative approval. The main exception is CUNY, which, because of the structure of its appropriations, requires the approval of the Legislature. However, to ensure treatment on parity with SUNY, the Financial Plan assumed that the CUNY reduction would be approved.

•

Medicaid Fraud: The Governor ordered the State Office of the Medicaid Inspector General to enhance activities to eliminate fraud, waste and abuse, with a goal of identifying an additional $150 million in savings in the 2009-10 fiscal year.

•

Debt Management: In 2009-10, the State was realizing savings compared to its debt service estimates from refundings, the use of Build America Bonds (“BABs”), and relatively low interest rates on its variable rate bonds.

(2)	By law, the General Fund is considered “balanced” on a cash-basis of accounting, if at the end of the fiscal year, all planned payments, including tax refunds, have been made without the issuance of deficit notes or bonds, and the balances in the Tax Stabilization Reserve and Rainy Day Reserve have been restored to the level they were at the start of the fiscal year.
(3)	In practice, the State expected to carry the budget shortfall into 2010-11 by not making certain payments that had initially been scheduled to be made in 2009-10 but are not due by law until 2010-11. For planning purposes, the Updated Financial Plan assumes this will be done through the management of tax refunds and aid payments scheduled to be made in 2009-10 but due by law in 2010-11.

•	18-A Assessment: This reflected an upward reestimate in the amount of revenue generated from an increased assessment on utilities enacted in 2009-10.

•	Workers’ Compensation Surplus Recapture: Certain insurers indicated their intention to remit excess funds under legislation enacted as part of the 2009-10 Budget.

•	Dormant Funds: Certain moneys held in dormant accounts were to be made available to the General Fund.

Actions requiring approval of the Legislature or other outside parties were estimated to total approximately $2.3 billion and included:

•

Local Assistance Reductions: The DRP proposed a 10 percent reduction to all remaining, undisbursed local assistance spending in the 2009-10 fiscal year for most programs. School aid was to be limited to 4.5 percent reduction of remaining undisbursed scheduled payments for the 2009-10 fiscal year (an annualized impact of 3 percent based on projected Enacted Budget 2009-10 full school year spending). This school aid reduction was to be achieved by a one-time Gap Elimination Adjustment (“GEA”), which would result in a per-pupil reduction adjusted for school district wealth, student needs, and residential tax burden. The size of the GEA for high-needs districts was also to be limited to 1.4 percent of total General Fund expenditures. This was expected to result in a reduction of $686 million on a school year basis ($480 million in the 2009-10 fiscal year) from prior levels. Reductions to the STAR program and to programs that would have directly caused mandated cost shifts to New York City and counties were not recommended in the DRP.

•	Battery Park City Authority: The State would receive $300 million in excess revenues from the Authority. This was subject to agreement with New York City and the Authority.

•

Tax Audit/Amnesty: An amnesty program would partially forgive accrued penalty and interest on long-outstanding State tax liabilities in order to encourage individuals to resolve unpaid claims. For assessments between three years and six years overdue, penalty and interest would be reduced by 50 percent. For assessments overdue more than six years, penalty and interest would be reduced by 80 percent.

•

VLT Franchise Payment: The DRP assumed that the winning Aqueduct VLT bidder would make a franchise payment of at least $200 million in the 2009-10 fiscal year. The Financial Plan had assumed that this payment would be made in 2010-11.

•	Regional Greenhouse Gas Initiative (“RGGI”): This proposal would transfer $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund to the General Fund.

•	Dormitory Authority: The State would receive $26 million from the Authority.

•

Other Actions: This included a number of potential actions that could be implemented to achieve savings in the 2009-10 fiscal year. Potential actions included the in-sourcing of information technology activities pursuant to legislation to modernize civil service rules; further controls on specific agency activities; the use of funds currently earmarked for debt management purposes; and other initiatives. As of November 2009, DOB believed that savings of approximately $150 million from these or comparable actions, some of which require legislative approval, could be achieved in the 2009-10 fiscal year.

DOB estimated that approximately $2.3 billion of the $3.2 billion in DRP proposals (or approximately 75 percent) would require the approval of the Legislature or other levels of government, or both. These included the reductions to local aid programs, use of authority resources, authorization for the tax amnesty program, and approval of the VLT franchise payment. DOB expected that approximately $800 million in DRP actions, including most of the reductions in State agency operations (with the exception of CUNY), could be implemented administratively.

The four-year Financial Plan projections by agency and Financial Plan category set forth in the Updated Financial Plan reflected only the impact of DRP actions that DOB believed could be implemented administratively. Actions that would require the approval of the Legislature or other parties, such as the proposed reductions in local assistance spending, were not reflected in the detailed projections, but only displayed as a potential benefit in closing the 2009-10 fiscal year deficit.

In December 2009, the Governor and Legislature approved a DRP that provided an estimated $2.7 billion in 2009-10 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million. DOB estimated that the DRP approved on December 2, 2009 would generate savings of $2.7 billion in 2009-10, and recurring annual savings in the range of $700 million to $875 million.

Administrative actions taken with the DRP included reductions of up to 11 percent of agency operating budgets; enhanced activities by the State Office of the Medicaid Inspector General to eliminate waste, fraud, and abuse; debt service savings achieved through refundings, the use of Build America Bonds, and the relatively low interest rates on the State’s variable rate bonds; additional revenue expected from an increased assessment on utilities enacted in 2009-10; and the use of other available resources.

The enacted DRP approved a 12.5 percent reduction to remaining, undisbursed local assistance spending in the 2009-10 fiscal year for various programs, including transit aid, mental hygiene, health care and aging (excluding Medicaid), education and arts (excluding school aid), certain social services programs, and higher education (excluding TAP). In addition, targeted local reductions included:

•

Reducing Aid and Incentive for Municipalities (“AIM”) funding for non-calendar year cities on a sliding scale based on the city’s overall reliance on that aid. Municipalities with a higher reliance on AIM received smaller percentage reductions ($32 million).

•	Reducing anti-tobacco funding ($10 million).

•	Eliminating the 2010 trend (inflation) factor for hospital, nursing home, home care, and personal care providers during the first quarter of the calendar year ($12 million).

•	Authorizing nurses to increase the supply of prescription medicine for home care patients from 8 days to 15 days, thus lowering the frequency of necessary visits ($3 million).

•	Realizing additional Medicaid and EPIC pharmacy reimbursement as a result of a Federal litigation settlement related to First Data Bank ($19 million).

•	Delaying scheduled Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) spending in the 2009-10 fiscal year ($45 million).

•	Lowering State subsidies for costs associated with mental health parity coverage by 30 percent ($10 million).

•

Reducing funding for managed care quality incentives ($5 million); pay-for-performance incentives to health care providers ($4 million); teacher centers ($4 million); mortgage foreclosure assistance ($3 million); a disease management demonstration program ($3 million); cervical vaccines ($2 million); emergency contraception; and new shared services efficiency grants.

Other actions included the use of $391 million in ARRA funding for school aid; authorization of a tax amnesty program for the final quarter of 2009-10; the planned receipt of $200 million in excess revenues from the Battery Park City Authority (subject to agreement with New York City and the Authority); a planned franchise payment from the bidder who wins VLT development rights at Aqueduct (previously assumed to be received by the State in the amount of $145 million during 2010-11); transfers of $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund; the use of earned dividends to offset employee health and dental insurance costs; and Tier V pension reform savings.

State Cash Flow Projections

The Enacted Budget for 2009-10 authorized the General Fund to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurred first. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money).

Through the first ten months of 2009-10, the General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2009, as well as January 2010. As of February 2010, the State indicated that the General Fund might need to rely on this borrowing authority at times during the remainder of the fiscal year.

During the fiscal year, the State took actions to maintain adequate operating margins, and expected to continue to do so as events warrant. For example, the State planned to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as originally planned. In addition, in December 2009, the Budget Director deferred a portion of certain payments to school districts, counties, and other entities to preserve liquidity during the month.

The State reserved money to make the debt service payments scheduled for February and March 2010 that were to be financed with General Fund resources. As of February 2010, money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continued to be set aside as required by law and bond covenants.

The General Fund ended December 2009 with a negative balance of approximately $205 million. Absent the specific cash management actions outlined above and the benefit of certain actions approved in the DRP, the negative balance would have exceeded $1.5 billion. Preliminary results for January 2010 indicated the General Fund had a balance of $3.3 billion.

Structural Budget Gap

As of February 2010, the State indicated that spending continued to increase at a faster rate than receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-99 through 2008-09, overall spending grew at a compound annual rate of 5.6 percent.(4) By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period. As of February 2010, before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately 7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB’s economic forecast for the recession and recovery.

2009-10 Projected Closing Balance

As of February 2010, DOB estimated that the State would end 2009-10 with a General Fund balance of $1.4 billion, including $1.2 billion in the rainy day reserves. This assumed that the shortfall for 2009-10 would be carried forward into 2010-11 and that the DRP actions planned for the 2009-10 fiscal year would be achieved in their entirety.

General Fund Operating Results

General Fund operating results through September 2009 were $710 million better than projected in the First Quarterly Update, but this was due primarily to management actions to maintain adequate operating margins and

(4)	The growth rate was 5.8 percent adjusted for the impact of the FMAP increase under ARRA in 2008-09.

routine variances in the timing of disbursements that were not expected to affect annual spending levels. The most significant action was to change the State’s planned contribution of approximately $960 million to the State Retirement System to March 1, 2010, the statutory payment date, from September 2009, where it was originally planned. Excluding the impact of management actions and timing variances, DOB estimated that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels.

Through September 2009, General Fund tax receipts including transfers were $763 million below the projections included in the First Quarterly Update and $2.4 billion below the initial projections. Lower personal income tax revenue represented nearly all of the variance from Plan. This decline was partly offset by higher non-tax revenue.

Spending results through September 2009 were below the forecast set forth in both the First Quarterly Update ($1.3 billion) and the Enacted Budget ($1.9 billion). The majority of the spending variances reflected management actions and routine changes in the expected timing of payments. The most significant variances included:

•	The decision to hold the State’s pension payment ($846 million), as well as the Judiciary pension payment ($113 million), until March 1, 2010.

•	Payments related to the NYSCOPBA collective bargaining settlements (including retroactive payments) that were planned in September but did not occur until October ($258 million).

•	A public assistance payment ($170 million) that was expected at the end of September, but not processed until October 1.

Additional information on operating results and explanations on variances are provided below.

Summary of General Fund Receipts Variance from Plan

The variance in personal income tax collections was comprised of lower than expected withholding ($221 million); estimated payments ($564 million) due to greater-than expected weakness in both the base and the temporary surcharge on high-income taxpayers; other payments ($22 million); and higher than planned refunds ($2 million). These negative variances were partially offset by a net positive variance of $40 million resulting from the Revenue Bond Tax Fund (“RBTF”) dedication and subsequent post debt-service transfer to the General Fund.

The user taxes and fees shortfall was due to the sales tax ($75 million) as the result of a significant decline in consumer demand. This was partially offset by positive variances in cigarette, tobacco, and alcoholic beverage taxes and fees totaling $21 million and a net positive variance of $15 million resulting from the Local Government Assistance Corporation (“LGAC”) dedication and subsequent post debt-service transfer to the General Fund.

Business tax receipts were $41 million below forecast as a result of lower gross receipts ($171 million) driven by weaker than expected calendar filer estimated payments in September 2009, particularly for both the corporate franchise tax and the bank tax. This variance was partly offset by favorable timing-related variances in audit collections and refunds totaling $130 million. This was primarily due to collections from a financial services audit that was expected to be received later in the fiscal year.

The above declines were partly offset by higher collections for estate tax receipts ($48 million); 18-A utility assessments ($45 million); abandoned property ($41 million); and various fees and reimbursements. These increases were partly offset by the delay of planned fund sweeps ($80 million) and lower than-expected Bottle Bill receipts ($29 million).

Summary of General Fund Spending Variances from Plan

Local Assistance spending through September 2009 totaled $16.1 billion, consistent with the First Quarterly Update. Higher than planned spending for school aid, including the UPK program and the Board of Cooperative

Educational Services ($88 million), and Medicaid, due to higher-than-projected weekly cycle payments ($65 million), was offset by the timing of a public assistance payment originally scheduled for September 2009 ($170 million) which was delayed until October 2009.

Personal Service spending was lower due to the processing of the NYSCOPBA collective bargaining settlement ($258 million). Non-personal service spending was lower in the areas of Corrections ($29 million), SUNY ($21 million), and public health ($18 million). General Service Charge (“GSC”) spending was lower due to the movement of the pension payment. Transfers to Other Funds were lower than planned due mostly to the timing of the State-share of Medicaid reimbursements for State-operated facilities and mental hygiene programs.

February 2010 Updates to General Fund Operating Results

The State took several actions, subsequent to the cash-flow forecast in the Second Quarterly Update, to improve its cash position, which, as of February 2010, continued to be a concern. On December 14, 2009 the Governor directed the Budget Director to delay the certification of $750 million in local assistance payments, subject to authority over the spending of appropriations (known as the Certificate of Approval) granted to the Director in the Enacted Budget. This action was intended to preserve the State’s liquidity position in light of the volatility of month-end revenue collections and the potential shortfalls in available cash that were at risk of occurring during a short period from mid-December 2009 to early January 2010. In addition, the DRP approved in December 2009 provided approximately $285 million in savings that were not counted on in the Second Quarterly Update cash-flow forecast.

Based on preliminary results, the General Fund ended January 2010 with a cash balance of $3.2 billion, $693 million lower than projected in the Second Quarterly Update.

Receipts Variance from Second Quarterly Update. Through January 2010, General Fund receipts, including transfers from other funds, were $1.1 billion below the Second Quarterly Update projections. Personal income tax receipts were $1.6 billion below planned levels, partly offset by higher miscellaneous receipts of $488 million, as a result of the DRP and the partial receipt of a legal settlement from Credit Suisse that was previously expected in March 2010. Other tax variances were modest.

Disbursements Variance from Second Quarterly Update. Through January 2010, disbursements, including transfers to other funds, were below the 2010-11 Executive Budget forecast. This is due mostly to routine variances in the timing of payments and is not expected to affect annual totals. The most significant variances include:

•	Medicaid: Spending exceeded the forecast due to a spike in enrollment, which is resulting in higher spending for prescription drugs and premium costs, as well as fee-for-service delivery.

•

Education: Spending was lower due to the timing of Special Education Summer School payments and categorical spending for Aid to Public Libraries, Non-Public School Aid, and Higher Education Opportunity Programs.

•	School Aid: Lower spending was due to the use of ARRA funds approved as part of the DRP and slower than anticipated claims for categorical programs.

•	Non-Personal Service: Lower spending reflects ongoing Statewide management of expenses.

•	Transfers: Spending was lower than projected due to timing-related issues and claims processing delays.

General Fund Annual Change

Through September 2009, receipts were $4.2 billion, or 14.3 percent, below the same period in 2008. This annual decline was almost entirely attributable to the drop in personal income tax collections ($4.2 billion), as well as lower sales tax collections. Through January 2010, receipts were $4.0 billion, or 8.9 percent, below the same period in 2008-2009. All tax categories reflected an annual decline, but most of the drop was attributable to personal income tax collections ($3.6 billion).

As of September 2009, spending was $1.8 billion, or 6.8 percent, lower than the prior year. Through January 2010, spending was $2.3 billion, or 5.5 percent, lower than for the same period in the prior year. This was due primarily to the timing of the pension payment; reductions in Medicaid spending resulting from the FMAP increase that lowers State-share spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State-share Medicaid costs. These declines were partly offset by growth in school aid, higher education, and mental hygiene spending.

All Governmental Funds

All Funds receipts through September 2009 fell below the First Quarterly Update projections by $2.4 billion due to the decline in tax receipts described above, as well as $1.9 billion in lower Federal grants due to the timing of reimbursements.

State Operating Funds spending through January 2010 was $1.2 billion below the Second Quarterly Update forecast and included the General Fund spending variances described above. Significant variances in other State funds included lower-than-anticipated debt service as the result of an administrative processing delay ($179 million) and lower than expected Transportation spending due to reduced level of payments to the Metropolitan Transportation Authority (“MTA”) from the MTA Financial Assistance Fund due to lower mobility tax receipts.

Capital Projects spending was below the Second Quarterly Update due to slower than expected spending across all areas. The largest variances occurred in Transportation, Parks and the Environment, and Economic Development. The Federal Operating variance was largely attributable to slower-than-expected spending of Federal ARRA funds for education.

2010-11 EXECUTIVE BUDGET FINANCIAL PLAN OVERVIEW

On January 19, 2010, the Governor presented his Executive Budget for 2010-11 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or “Initial Plan”) reflected recommendations to eliminate a General Fund budget gap in 2010-11 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-10 that was expected to be carried forward into 2010-11.

On February 9, 2010, the Governor submitted amendments to the Executive Budget. The Updated Financial Plan reflects the (a) impact of the Governor’s amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010.

The Updated Financial Plan projects that the budget gap that must be addressed in 2010-11 increased by $750 million to $8.2 billion. The increase from the Initial Plan was due to downward revisions to the personal income tax forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions increased the 2009-10 budget shortfall that was expected to be carried into 2010-11 to $1.4 billion, an increase of $880 million from the Initial Plan.

The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-10 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law.

Update on 2010-11 Fiscal Year General Fund Budget Gaps

The General Fund had a projected current-services budget gap of $8.2 billion for 2010-11.(5) The current-services gap for 2010-11 increased by $1.4 billion compared to the Second Quarterly Update forecast. The growth in the gap was due almost exclusively to the $1.4 billion budget shortfall that was expected to be carried forward from 2009-10 into 2010-11, as described above. There were also a number of substantive current-services revisions based on updated information, that, in total, resulted in no material change to the gap. These included a reduction in projected tax receipts in 2010-11, based on updated economic data and collections experience ($202 million); a change in the timing (from 2010-11 to 2011-12) of estimated receipts related to conversions of health insurance companies to for-profit status ($242 million); an increase in the estimate for Medicaid expenditures ($170 million); and the elimination of a requirement for motorists to renew their license plates ($93 million). These reduced receipts are offset in part by downward revisions to the spending estimates for school aid, based on the latest database update, and for a number of other programs, based on updated program data and spending trends.

The current-services gap in the General Fund is projected to nearly double between 2010-11 and 2011-12, increasing from $8.2 billion to $14.5 billion. This is caused in large part by the assumed expiration, at the end of calendar year 2010, of Federal stimulus funding for Medicaid, education, and other governmental purposes in the current-services forecast, which would result in approximately $4.4 billion in costs reverting to the General Fund, starting in 2011-12. The assumption related to Federal Medicaid funding has been modified in the Updated Financial Plan, as described elsewhere, based on the President’s Executive Budget dated February 1, 2010. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary personal income tax increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by approximately $1 billion from 2010-11 levels.

Amended Executive Budget Financial Plan

The Updated Financial Plan would fully eliminate the 2010-11 budget gap of $8.2 billion (which includes the $1.4 billion shortfall carried forward from 2009-10), and reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion. The plan would, if enacted in its entirety:

•

Provide over $8.7 billion in gap-closing actions and resources, which, if approved, would permit the State to set aside nearly $500 million in resources above what is needed to balance the 2010-11 budget to deal with fiscal uncertainties;

•	Reduce spending from the current-services forecast by approximately $5.0 billion in 2010-11, in both the General Fund and in State Operating Funds;

•	Hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in 2009-10 and increase it in 2010-11; and

•	Maintain the State’s rainy day reserves at $1.2 billion.

The Updated Financial Plan does not advance any proposals to close the budget gaps with deficit borrowing, which would likely have an immediate adverse impact on the State’s credit rating and add to the long-term budget imbalance.

(5)	The 2010-11 current-services gap represents (a) the difference between the General fund disbursements, including transfers to other funds, that are expected to be needed to maintain current-services levels and specific commitments, and the expected level of resources to pay for them, plus (b) the operating deficit projected in HCRA, which helps finance a number of State health care programs, including a share of the Medicaid program. It does not reflect the benefit of actions taken in the DRP or proposed in the Executive Budget, as amended.

Composition of the Proposed Gap-Closing Plan

Under the proposed plan, the combined four-year gap (2010-11 through 2013-14) is reduced by more than half, declining from $62 billion to $28 billion. Reductions to current-services spending total approximately $5 billion in the State Operating Funds ($5.9 billion in the General Fund) and constitute 68 percent of the gap-closing plan. The proposed reductions affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

The gap-closing plan includes $1.2 billion in tax and fee increases. These include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses. In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprise 7 percent of the actions proposed in the Executive Budget, total $565 million. Importantly, this is less than the annual growth in savings achieved by recurring gap-closing actions which are expected to grow in value by approximately $1.4 billion from 2010-11 to 2011-12. As a result, the non-recurring actions are not expected to increase the budget gap in 2011-12.

Anticipated Federal aid accounts for the balance of the gap-closing plan. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. If approved by Congress, the proposed FMAP extension would help states maintain their Medicaid programs during a period of high enrollment growth and reduced state revenue.

Under ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. DOB estimates that, if approved, the extension of higher FMAP through June 30, 2010 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years. If the extension of FMAP were not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

Detailed Explanation of Gap-Closing Plan

As noted above, the gap-closing plan consists of two parts, the Updated Financial Plan proposals and the recurring impact of the DRP. This section describes the gap-closing actions proposed in the Updated Financial Plan. It is followed by a summary of the estimated effects of the DRP.

The 2010-11 gap-closing actions are organized into three general categories: (a) actions that reduce current-services spending in the General Fund on a recurring basis (“Spending Control”); (b) actions that increase revenues on a recurring basis (“Revenue Actions”); and (c) transactions that increase revenues or lower spending in 2010-11, but that cannot be relied on in the future (“Non-Recurring Resources”). The sections below provide details on the actions that are recommended for 2010-11 under each category.

Spending Restraint

The Executive Budget gap-closing plan for 2010-11 focuses foremost on actions that reduce the growth in State spending on a recurring basis. Actions to restrain spending account for 68 percent of the gap-closing plan and will affect most activities funded by the State.

Local Assistance. Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Excluding the impact of potential payment deferrals from 2009-10 into 2010-11 and the extension of enhanced FMAP, State Operating Funds spending for local assistance is estimated at $54.2 billion in 2010-11, an increase of $244 million (0.5 percent) from 2009-10. The most significant gap-closing actions in local assistance include the following:

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School aid/lottery aid ($1.6 billion on a State fiscal year basis) by imposing a one-time adjustment to formula-based school aid on a wealth-equalized basis ($1.4 billion); extending the phase-in of the Foundation Aid program from seven to ten years; and enhancing the operation of the State’s lottery games and VLT facilities (including increased advertising, the extension of operating hours at VLT facilities, and the enhancement of the Quick Draw game) to increase lottery revenues for financing school aid ($128 million).

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Health Care ($822 million) through cost-containment measures in Medicaid, including eliminating inflation-based adjustments to rates; decreasing managed care premiums; heightening anti-fraud and audit efforts; implementing prior-approval for insurance rate changes; and financing a greater share of Medicaid spending through HCRA. Absent the tax increases on beverage syrup and cigarettes, and the imposition of the assessments, further reductions in health care would need to have been proposed.

In other public health activities, savings would result from modifying the payment rates, eligibility standards, and operation of the Early Intervention program; eliminating reimbursement for optional services provided through the General Public Health Works (“GPHW”) program, and eliminating General Fund support for programs that are not related to DOH’s and the New York State Office for the Aging’s core mission.

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Higher Education ($208 million) by reducing State support for SUNY and CUNY senior and community colleges (which are to be partially mitigated by the use of ARRA funding) and reducing the TAP program spending by changing eligibility standards and reducing overall grant awards. The savings would be offset in part by new tuition funding for students enrolled in certain religious studies programs.

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Local Government Aid ($325 million) primarily by eliminating AIM funding for New York City and Erie County, and by reducing AIM funding to other municipalities by 2 or 5 percent, depending on their reliance on this revenue.

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STAR ($213 million) by reducing the New York City benefit on income above $250,000; limiting the protection against annual declines in the value of the benefit; and eliminating the benefit for homes valued at $1.5 million or more.

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Human Services ($201 million) by reallocating Title XX funding from non-mandated services to pay for State and local Adult Protective/Domestic Violence program costs; stretching the implementation of the planned annual increase in public assistance grants by two years; restructuring the adult shelter program; reducing spending in non-core-mission programs; and rightsizing youth facilities.

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Education/Special Education/Arts ($139 million) by changing the reimbursement method for summer school special education costs from a flat rate to a wealth-adjusted reimbursement rate; using available ARRA funding to help support preschool special education costs; reducing reimbursement under the comprehensive attendance program to non-public schools; reducing funding for grants to the Arts Council; and other measures.

•	Mental Hygiene ($49 million) by reducing Medicaid rates; improving audit and recovery efforts; restructuring service coordination; and delaying community bed development for certain programs.

•	All other Local Assistance ($59 million) by reducing subsidies to businesses that provide mental health coverage under Timothy’s Law and a wide range of other program reductions.

State Operations. The cost of operating State government includes (a) salaries, (b) pensions and other fringe benefits, and (c) non-personal service expenses, including utilities, rents, medical supplies, and other expenses. State Operating Funds spending for these purposes is expected to total approximately $20.4 billion in 2010-11, a slight decrease from 2009-10. After actions, personal service and non-personal service expenses are projected to decline by $448 million, but this is nearly offset by growth in fringe benefit costs of $439 million.

The Updated Financial Plan recommends $1.2 billion in savings from efficiency measures in State agencies, wage concessions, most of which must be negotiated with the unions representing State employees, and controls to slow the growth in fringe benefit costs.

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Efficiency Measures ($707 million): Include across-the-board reductions in agency operating budgets, targeted personnel management initiatives, and statewide programs to leverage the State’s purchasing power in energy, supplies, and materials. The Updated Financial Plan also proposes merging several agencies.

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Wage Concessions ($250 million): The gap-closing plan sets a target of $250 million in savings in 2010-11 from concessions from the unionized workforce. Options under consideration include a salary deferral and delay or reduction of the 4 percent general salary increase for union employees. Any concessions are subject to collective bargaining. The Governor is also rescinding, for the second consecutive year, the general salary increase for the State’s non-unionized “management/confidential” employees ($28 million in 2010-11).

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Pension Amortization/Fringe Benefits ($262 million): Local governments and the State face substantial pension contribution increases over the next six years due to investment losses experienced by the Common Retirement Fund. The budget proposes giving local governments and the State the option to amortize a portion of their pension costs from 2010-11 through 2015-16. Repayment of the amortized amounts would be made over a ten-year period at an interest rate to be determined by the State Comptroller. In addition, the budget proposes requiring employees and retirees to pay a portion of Medicare Part B premiums and giving the State the option of self-insuring all or parts of the New York State Health Insurance Plan.

The State workforce subject to Executive control is expected to total 131,906 at the end of 2010-11, a reduction of approximately 600 from the estimated total for 2009-10. The projected decline mainly reflects recommended rightsizing of certain youth facilities, agency consolidations, and the continuation of statewide hiring controls.

Capital Reduction Program. The gap-closing plan recommends reducing planned capital projects spending financed with debt by $1.8 billion over the five-year period, from 2010-11 through 2014-15. The reductions are expected to provide over $130 million in annual debt service savings when fully implemented. The capital reductions will help the State maintain sufficient debt capacity. Without the Capital Reduction Program, projections show that the State’s statutory cap on debt outstanding would be reached by 2012-13.

Tax and Fee Increases

The Updated Financial Plan recommends $1.2 billion in tax and fee increases for 2010-11. More than 90 percent of the increased revenue is to be earmarked to finance existing health care spending. The “health care” taxes include an excise tax on syrup for soft drinks and other beverages, an increase in the cigarette tax, a franchise fee to sell wine in grocery stores, and an assessment on health care providers.

Tax credits extended to the film industry and as part of a new Empire Zone program would result in additional costs to the Updated Financial Plan, beginning in 2012-13.

Non-Recurring Resources

The Executive Budget relies on $565 million in non-recurring resources in 2010-11 (excluding extraordinary Federal aid). The largest item in this category is the use of the Temporary Assistance for Needy Families Emergency Contingency Fund to pay for expenses that would otherwise be incurred by the General Fund in 2010-11. The Emergency Contingency Fund is a one-time ARRA authorization. Accordingly, it is not expected to be available in future years.

Other non-recurring resources include altering the timing of a planned payment under the Physician’s Excess Medical Malpractice program; investing a portion of lottery prize fund receipts in AAA-rated municipal bonds instead of U.S. Treasury bonds, subject to market conditions, to realize a one-time benefit due to differences in market rates; and recovering excess aid payments made to school districts in prior years.

Amended Executive Budget Impact on Projected Budget Gaps

As of February 2010, DOB believed that the gap-closing plan would, if enacted in its entirety, provide for balanced operations in the General Fund in 2010-11. The budget gap for 2011-12 would be reduced by more than half, declining from $14.5 billion to $5.4 billion. Future budget gaps would total $10.7 billion in 2012-13 (a reduction of $7.8 billion from projected current-services levels) and $12.4 billion in 2013-14 (a reduction of $8.5 billion from current-services levels).

These budget gaps, which remain relatively high by historical standards even after the substantial reductions recommended in the gap-closing plan, are significantly affected by the expected end of extraordinary Federal stimulus aid for Medicaid, education, and other governmental purposes. Governor Paterson has asked Lieutenant Governor Ravitch to develop a plan to eliminate the structural imbalance within four years. The Lieutenant Governor has assembled a working group of fiscal experts to develop and evaluate options to help bring the long-term growth in spending in line with receipts.

Amended Executive Budget Impact on Spending

State Operating Funds spending, which excludes Federal operating aid and capital spending, is projected to total $80.2 billion in 2010-11, an increase of $1.8 billion (2.3 percent) over the revised estimate for 2009-10. Compared to the current-services forecast, State Operating Funds spending would be reduced by approximately $6 billion, including the extension of enhanced FMAP. Excluding the deferral of $880 million in planned spending from 2009-10 to 2010-11, State Operating Funds spending is held flat compared to 2009-10 levels, and all other measures would be held below the rate of inflation.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by a total of $1.3 billion in 2010-11. Debt service on State-supported debt is projected to increase by $844 million (17.1 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Spending on fringe benefits is projected to increase by $439 million, an increase of 9.9 percent. Growth in fringe benefits is principally due to increases in the State’s annual contribution to the State Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $374 million (32.7 percent) in 2010-11, even with the amortization in 2010-11 of contributions in excess of 9.5 percent, as proposed in the gap-closing plan. This is the fastest-growing major portion of the budget.

In contrast, spending for agency operations is expected to decline by $448 million from 2009-10 levels, assuming the Updated Financial Plan is enacted in its entirety. Local assistance spending, excluding the impact of FMAP and payment deferrals, is projected to increase by 0.5 percent.

Projected 2010-11 General Fund Closing Balance

After gap-closing actions, the year-end balance for 2010-11 would total $1.9 billion, an increase of $533 million from 2009-10. The State’s principal reserve funds are expected to remain unchanged, but approximately $485 million in additional General Fund resources would be expected to be available if (a) the Executive Budget was enacted in its entirety and (b) the Congress were to approve a six-month extension for FMAP at the levels expected in the Updated Financial Plan. In addition, the balance in the Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor, is expected to increase by $48 million from 2009-10.

Consensus Revenue Forecast

On March 1, 2010, as required by State law, the Executive and Legislature issued a joint report containing a consensus forecast for the economy and estimates of receipts for the current and upcoming fiscal year. The consensus forecast is intended to provide a common agreement on tax receipts as a precursor to legislative deliberations on the Executive Budget proposal. In the consensus forecast report, the parties agreed that:

Given the marginally weaker New York economic consensus reached for 2010-11 and the desire of the parties to translate the downside risks . . . into the receipts forecast, consensus [Senate fiscal year] 2010-11 receipts are projected to be below the Executive Budget [as amended]. As a result, the parties have agreed to decrease the [tax] receipts estimate by $850 million in total for fiscal years 2009-10 and 2010-11. It was agreed that both the national economy, and to a greater extent, the New York economy, will experience a weak recovery which will translate into slow receipts growth.

DOB projects that the estimated budget gap for 2010-11, before recommended actions, will increase from $8.2 billion to approximately $9 billion as a result of the consensus forecast. The Executive Budget, as amended, identified gap-closing resources of $8.7 billion (including $1.06 billion from an anticipated six-month extension of the higher Federal match rate on eligible State Medicaid expenditures originally authorized in the 2009 Federal stimulus legislation). Therefore, to provide for a balanced budget as required by law, the enacted budget for the 2010-11 fiscal year must include approximately $350 million in additional gap-closing actions above the levels recommended in the Executive Budget.

State Cash Flow Projections

The projected month-end balances for 2010-11 assume that the gap-closing plan is enacted in its entirety by the start of the fiscal year. Cash balances are expected to continue to be relatively low, especially during the first half of the fiscal year, including projected month-end negative balances in the General Fund for May through August 2010. The balances assume that all payments related to the carry-forward of the $1.4 billion General Fund shortfall in 2009-10 are made no later than June 2010. The Updated Financial Plan assumes that the General Fund will continue to borrow periodically from STIP.

The Amended Executive Budget proposes legislation that would, among other things, remove certain resources of the State University from the governmental funds of the State. If this were to occur, the available balances in STIP would be substantially reduced. As of February 2010, the State indicated that DOB would continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

Cash Position

As described in the Third Quarterly Update to the official statement, released by the State of New York in February 2010, the State’s cash position continues to be a serious concern, especially during the first half of the 2010-11 fiscal year. The Executive Budget forecast projected month-end negative balances in the General Fund from May through August 2010. The forecast was based on the assumption that the Executive Budget is enacted in its entirety and without modification by the start of the State’s new fiscal year on April 1, 2010. The State indicated that there could be no assurance that the Legislature would take final action on the budget by the start of the fiscal year.

The revisions to the receipts forecast described above are expected by DOB to further weaken the State’s cash position, especially in the first quarter of 2010-11. As of March 2010, DOB anticipated that approximately $350 million of the downward revision to projected receipts would affect first quarter 2010-11 collections, with the remaining $500 million spread over the remaining nine months of the fiscal year (based on operating results as of March 2010, tax receipts in 2009-10 were anticipated by DOB to be at or near the estimates contained in the Executive Budget, as amended).

In addition, as of March 2010, the Executive Budget Financial Plan included $500 million in 2009-10 from two transactions that DOB now believes are not likely to occur until the latter half of 2010-11 ($300 million from a VLT franchise payment and a $200 million transfer from the Battery Park City Authority). Accordingly, the budget shortfall that would need to be carried forward from 2009-10 to 2010-11 would increase to approximately $1.9 billion. DOB believed that, based on information as of March 2010, it had sufficient cash management options available to manage the shortfall in 2009-10 without the use of the State’s $1.2 billion in rainy day reserves. However, a delay in these transactions would further strain the State’s cash position and could require extraordinary cash management actions by DOB.

As of March 2010, the DOB was evaluating a number of options available to enhance liquidity in the first quarter of 2010-11. The extent of liquidity needs, and the range of options available to the State, was dependent on a number of factors, including the timing of budget enactment, the actions authorized in the budget, the performance of tax receipts, the management of ongoing expenses, and the condition of the State and national economies.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast as of May 2009 for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include CSEA, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases were expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

The State paid, in full, its employer contributions for the fiscal year ended March 31, 2009. Payments totaled $1.06 billion. This amount included amounts required to be paid by the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

The State bill for the 2009-10 fiscal year ending March 31, 2010 was $956.1 million, assuming a payment on March 1, 2010.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion was to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan included $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This was expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs were to be continued. These included a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continued to account for the largest share (51 percent) of this total. The balance of projected spending was slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending was spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represented 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount was slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 included transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF). Judiciary funding included money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds were transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds included transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers included transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund included tax receipts in excess of debt service requirements for general obligation, LGAC and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represented receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

General Fund Disbursements Revisions

As of November 2009, General Fund disbursements, including transfers to other funds, were estimated to total $54.6 billion in the 2009-10 fiscal year, a decrease of approximately $450 million from the First Quarterly Update. Revisions to the operating forecast, based on updated information, increased estimated spending by approximately $100 million, but these changes were expected to be more than offset by the expected implementation of the administrative spending reductions in the DRP (e.g., reductions in State agency operating spending, Medicaid fraud savings and debt management):

•	Health Care (including Medicaid): Changes in this area comprised the most significant spending revisions across the plan period and include the following:

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The State reimburses counties for services under the GPHW and Early Intervention programs, on a formula basis. As of November 2009, based on a review of prior-year claims and recent service trends, cost estimates had increased for these programs ($35 million in 2009-10; $105 million in 2010-11; $125 million in 2011-12, and $170 million in 2012-13).

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HCRA was expected to provide additional financing of State Medicaid costs that would otherwise have been paid for by the General Fund ($37 million in 2009-10; $3 million in 2010-11; $18 million in 2011-12, and $61 million in 2012-13) based on revised operating projections.

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As of November 2009, Securing Federal approval of a State Plan Amendment related to certain long-term care initiatives was expected to occur too late to provide savings in the 2009-10 fiscal year, but was expected to provide savings next year, if approved (a cost of $29 million in 2009-10 and savings of $29 million in 2010-11).

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Other revisions to the health care forecast over the Plan period included: additional costs in 2009-10 for the payment of prior-year liabilities under the human services cost-of-living adjustment ($27 million); increased spending for the Family Health Plus (“FHP”) Employer Buy-In program to provide premium subsidy payments for child care workers ($8 million in 2010-11; $16 million in 2011-12; and $14 million in 2012-13); annual reductions attributable to projected Medicaid costs for services provided through the mental hygiene system ($70 million in 2009-10; $57 million in 2010-11; and $20 million annually thereafter); and elimination of budgeted savings from a proposed assessment on out-of-State insurers that was ultimately not approved by the Legislature ($135 million annually starting in 2010-11).

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Higher Education: As of November 2009, the impact of the economic recession was evident in recent upward trends in student enrollment in the State University of New York (“SUNY”) and CUNY community colleges. This was expected to result in higher base aid provided by the State to these institutions ($51 million in 2010-11; and $62 million in both 2011-12 and 2012-13). Similarly, increased spending under the Tuition Assistance Program (“TAP”) grant award program was expected due to the increased enrollment in institutions of higher education ($23 million in 2009-10; $53 million in 2010-11; and $6 million in both 2011-12 and 2012-13). In addition, SUNY and CUNY senior college operational costs in the outyears of the Financial Plan were projected to exceed the estimates in the First Quarterly Update primarily due to higher fringe benefit costs.

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Criminal Justice: Projected spending for the Department of Correctional Services and Division of Parole was revised across the plan period to reflect efforts to achieve savings through alternatives to proposed layoffs.

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School Aid: The September 2009 update to the school aid database resulted in higher projected costs of $75 million in 2010-11, based on additional claims filed since the May 2009 update, and updated wealth and demographic information reported by school districts. These additional costs were primarily driven by growth in foundation aid and special education aid, with supplemental claims from New York City representing nearly 70 percent of the increased fiscal year liability. Based on statute, additional school year obligations from 2009-10 and earlier years are to be paid in State fiscal year 2010-11. As in prior years, the updated school district data and additional claims have resulted in a significant cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

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Transportation: The General Fund subsidy provided to DHBTF was revised across the plan period as a result of changes in estimated spending levels for projects, debt service costs, available bond proceeds, and other receipts.

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Mental Hygiene: The 2009-10 and 2010-11 savings primarily reflect efforts to reduce non-personal service costs by 11 percent and reduce workforce costs from the ongoing hiring freeze and severance plan. Higher costs beginning in 2010-11 are expected as a result of a rise in fringe benefit and indirect costs.

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GSCs: In 2010-11, the State’s contribution to the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System is slated to increase approximately 55 percent above the 2009-10 fiscal year level, with large increases projected for future years as well. Additional costs above the First Quarterly Update forecast have been included as a result of an increase in the 2010-11 employer contribution rates from the original forecast provided by the Office of the State Comptroller. In addition, as of November 2009, the State planned to make its pension contribution on March 1, 2010, rather than September 2009. The estimated cost of not pre-paying the contribution was approximately $30 million. The State also planned to make its 2010-11 contribution in March 2011, rather than pre-paying it, which would result in additional 2010-11 costs of approximately $50 million.

Other changes to the GSC forecast of spending included additional costs for taxes on State-owned lands in 2009-10 as well as multi-year revisions to the forecast for health insurance costs for State employees and retirees, fixed costs and fringe benefit escrow receipts.

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Other Spending Revisions: As of November 2009, revisions based on recent program trends and operating results to date had been made in numerous programs and activities, including environmental protection, social services, disaster assistance, economic development, general government, and local government aid. The most noteworthy multi-year changes include lower than projected child welfare services spending; additional State spending to replace or compensate for reductions in available Federal Temporary Assistance for Needy Families moneys for ongoing welfare programs, including summer youth employment, supplemental homeless intervention, supportive housing for families, wage subsidy and wheels to work; higher than anticipated court security contract payments and fringe benefit costs for the Judiciary; and additional spending under the Back-to-School Assistance program, which was financed entirely through a private donation and Federal resources (reflected in miscellaneous receipts).

Annual Spending Growth

The annual growth in State Operating Funds and All Funds disbursements is significantly affected by the Mobility Tax, enacted in the first quarter of fiscal year 2009-10. This revenue source is collected by the State on behalf of, and disbursed in its entirety to, the MTA. Due to the requirements of the enabling legislation, as of November 2009, the tax was reflected in the State’s operating funds, increasing both receipts and disbursements by $1.6 billion. Excluding the new tax, as of November 2009, State Operating Funds disbursements in 2009-10 were projected to grow by two-tenths of one percent compared to 2008-09.

As of November 2009, General Fund disbursements, including transfers to other funds, were projected at $54.6 billion in 2009-10, unchanged from 2008-09. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, was projected to increase by $1.8 billion (2.3 percent) and total $80.0 billion in 2009-10 (with the new MTA tax). All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, was projected to total $133.2 billion in 2009-10, an increase of $11.6 billion. Three-quarters of the All Funds increase is attributable to growth in Federal aid.

Updated All Funds Disbursements Projections

As of November 2009, All Funds spending was projected to total $133.2 billion in 2009-10, a decline of $284 million from the First Quarterly Update. Higher expected spending on an All Funds basis primarily for health care, welfare, mental hygiene, and criminal justice, is more than offset by expected administrative DRP actions.

State Operating Funds Budget

As of November 2009, the changes to the State Operating Funds forecast primarily reflected the General Fund revisions and DRP actions described earlier, which are partially offset by reductions in Other State Funds spending, the largest being STAR. Other changes included revisions to public health and stem cell research based upon activity and spending trends to date.

Capital Budget

As of November 2009, capital spending was projected to total $8.1 billion in 2009-10, a decrease of $402 million from the First Quarterly Update. This reflects a timing re-estimate regarding Federal spending on transportation projects supported by ARRA funds, as well as revised spending estimates in several New York State Economic Development programs. The capital spending projections conformed to the reporting of actual results in the State’s cash basis of accounting.

Federal Operating Budget

As of November 2009, DOB increased the annual estimate for Federal Operating spending by over $600 million compared to the First Quarterly Update. The changes were largely driven by an increase in Medicaid costs resulting from higher than projected utilization, and increased spending for the Back-to-School Assistance program supported by ARRA funds.

OUTYEAR PROJECTIONS

As of February 2010, DOB had revised its forecasts of receipts and disbursements across all funds through 2012-13 and calculated projections for 2013-14. The outyear forecast is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. The forecast assumes the Legislature will enact the 2010-11 Executive Budget recommendations in their entirety.

The budget imbalances projected for the General Fund and State Operating Funds tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

As of November 2009, DOB projected budget gaps of $6.4 billion in 2010-11, $14.3 billion in 2011-12, and $19.1 billion in 2012-13. As of February 2010, the recommendations set forth in the Updated Financial Plan result in a balanced General Fund Financial Plan in 2010-11 and leave projected outyear budget gaps of $5.4 billion in 2011-12, $10.7 billion in 2012-13, and $12.4 billion in 2013-14. By comparison, the net operating deficits in State Operating Funds are projected at $5.8 billion in 2011-12, $11.0 billion in 2012-13, and $12.5 billion in 2013-14. Outyear receipts and disbursement projections are detailed below.

In evaluating the State’s operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish further into the planning period. Accordingly, in terms of the outyear projections, 2010-11 is the most relevant from a planning perspective, since any gap in that year must be closed with the next Executive Budget and the variability of the estimates is likely to be less than in later years. The State indicated that it would provide quarterly revisions to its multi-year estimates.

OUTYEAR RECEIPTS/PROJECTIONS

With New York as the world’s financial capital, the impact of the recent financial crisis on the State’s fiscal condition has been severe. Base receipts—adjusted for State law changes—were estimated to decline by 10.5 percent in 2009-10, following a 3.0 percent decline for 2008-09. Consistent with an economic recovery projected to begin during the first quarter of 2010, base tax receipts growth is expected to rebound to 3.1 percent in 2010-11 and 6.4 percent in 2011-12. But there are significant risks to this forecast, as there always are around business cycle turning points. Wall Street bonus payments are always difficult to predict given the volatile nature of the financial markets, but particularly in the environment as of February 2010 given the political environment in which Wall Street then found itself. Moreover, as of February 2010, the State’s real estate market was still in decline, with the commercial sector especially at risk. Even though the labor market may have neared its trough, job growth is expected to remain weak over the next few years. Therefore, it will take some time for household spending to regain its pre-recession level. Corporate profits are expected to continue growing, consistent with the strengthening of the national recovery, but the lag between the realization of profits and the tax payments generated by those profits has made business tax receipts especially difficult to project.

The end of the State’s economic downturn, the full-year impact of the temporary rate increase, the stock market recovery, and the sunset at the end of 2010 of preferential Federal tax rates on both capital gains and ordinary income are expected to provide growth of 5.4 percent in personal income tax receipts in 2010-11.

Projected corporate profits growth for the 2010 calendar year should result in a return to growth in business tax receipts beginning in 2010-11. With the recovery in household spending, sales tax growth is expected to turn positive in 2010-11, after posting one of the worst annual sales tax declines on record in 2009-10. Lastly, the Tax Department is expected to add over 300 employees to its compliance staff, which is expected to increase audit and compliance collections by $221 million annually.

Fiscal Year 2009-10 Overview

As of February 2010, total All Funds receipts were estimated to reach $131.0 billion, an increase of $11.8 billion, or a 9.9 percent increase from 2008-09 results. All Funds tax receipts were estimated to decrease by $1.6 billion, or 2.6 percent. The majority of the decrease in tax receipts is attributable to declines in the personal income tax.

As of February 2010, All Funds miscellaneous receipts were projected to reach $22.4 billion in 2009-10, an increase of nearly $2.3 billion from 2008-09, largely driven by growth in the General Fund ($403 million), special revenues from the lottery and VLTs ($387 million) and State University income ($410 million) and capital project funds ($433 million).

As of February 2010, total State Funds receipts were estimated to reach nearly $81 billion in 2009-10, an increase of $736 million, or 0.9 percent.

As of February 2010, total General Fund receipts were estimated at nearly $53 billion, a decrease of $1.1 billion, or 2.0 percent from 2008-09 results. General Fund tax receipts were estimated to decrease by 2.8 percent, reflecting declines in the economy partially offset by STAR program savings. General Fund miscellaneous receipts were estimated to increase by 13.0 percent, reflecting actions taken with the Enacted Budget, as well as actions taken with this Budget.

As of February 2010, base tax receipts growth, which nets out the impact of law changes, was expected to decrease by an estimated 10.8 percent in 2009-10 after a base decline of 3.0 percent in 2008-09.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This was primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase was expected to be partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflected the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding were due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and RBTF, which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits was projected. Deposits to the RBTF were expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflected a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflected declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which was more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflected a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs were the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline was expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of Internal Revenue Service designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remained strong and the insurance tax was expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts, respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts was larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs was anticipated to be dedicated to HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to NYPA, augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

November 2009 Updates

As of November 2009, General Fund receipts, including transfers from other funds, were estimated to total $51.7 billion, a decrease of $658 million from the amount projected in the First Quarterly Update. Tax receipts, excluding the impact of revisions to the School Tax Relief program (“STAR”) and debt service (which are unrelated to underlying collection experience), were revised downward by $1.2 billion. This was offset in part by higher miscellaneous receipts ($169 million), lower estimated spending in STAR ($85 million), and the expected implementation of administrative DRP actions affecting receipts ($272 million).

As of November 2009, the receipt estimates for the 2009-10 fiscal year were revised downward, as the New York State economy deteriorated more quickly than anticipated during the first half of 2009. As of November 2009, estimated General Fund tax receipts in the 2009-10 fiscal year had been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in personal income tax collections. In addition, as of November 2009, the anticipated increase in personal income tax collections due to the high income surcharge had not fully materialized as expected, although it was noted that some of the shortfall may have been due to timing. In the absence of the surcharge enacted in 2009-10 and other law changes, it was estimated that personal income tax liability for 2009 would have fallen 14.5 percent. In 2009-10, the downward revisions to the personal income tax forecast were partly offset by a decline in the amount to be deposited into the STAR Fund.

As of November 2009, projected business tax collections for 2009-10 had been lowered by $133 million compared to the First Quarterly Update, mainly due to overall economic weakness. Furthermore, sales tax collections were weaker than forecast as the historic decline in State wages estimated for the 2009-10 fiscal year was having an even more adverse impact on State household spending than expected, particularly for automobiles and other large consumer items.

As of November 2009, General Fund miscellaneous receipts and transfers from other funds had been revised upward by approximately $400 million from the First Quarterly Update. Higher levels of indirect cost reimbursements, additional revenues from assessments on utility companies, revenue collected from legal settlements, additional workers’ compensation surplus revenue remittance, and various changes to transfers accounted for the improvement.

2010-11 Tax Receipts

As of November 2009, General Fund tax receipts estimates for 2010-11 had been reduced by $1.5 billion compared to the First Quarterly Update. The lower personal income tax base for the 2009-10 fiscal year was estimated to account for most of this downward revision. All Funds net personal income tax receipts for 2010-11 were projected to increase by $2.9 billion (8.4 percent) over the prior year to $38.0 billion, with withholding growth of $1.5 billion (5.2 percent), which primarily reflects a recovery in wage growth consistent with the expected pace of the State’s economic recovery and application of higher withholding rates to first quarter 2010 bonus payments. Estimated tax payments of $8.6 billion were projected as of November 2009 for tax year 2010, or $1.0 billion (13.2 percent) above the prior year. This increase reflects an expected acceleration in capital gains realizations as taxpayers are expected to react to the scheduled expiration of lower Federal capital gains tax rates at the end of 2010.

As of November 2009, General Fund business tax receipts for 2010-11 were projected to increase by $296 million, or 5.6 percent, from 2009-10, to $5.6 billion, representing a downward revision of $80 million compared with the First Quarterly Update, due primarily to the weaker 2009-10 base.

As of November 2009, General Fund user taxes and fees receipts, including transfers, were projected to total $10.7 billion in 2010-11, an increase of $430 million or 4.2 percent from 2009-10. This estimate is roughly $30 million below the First Quarterly Update.

2009-10 All Funds Receipts Overview

As of November 2009, All Funds receipts were projected to total $128.9 billion for 2009-10, comprising tax receipts ($59.4 billion), Federal grants ($48.1 billion) and miscellaneous receipts ($21.4 billion).

As of November 2009, the receipts estimates for 2009-10 had been revised downward significantly. 2009-10 All Funds tax receipt estimates had been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in the personal income tax. As of November 2009, the anticipated increase in personal income tax collections due to the recently enacted high-income surcharge had not fully materialized as expected, partially due to timing. In addition, the historic decline in State wages estimated for 2009-10 was having an even more adverse impact on State household spending than expected, particularly for autos and other big-ticket items. Business tax collections were weaker than anticipated in the First Quarterly Update, mainly due to the overall weakness of the economic environment.

The total All Funds receipts estimate of $128.9 billion represents an increase of $9.6 billion, or 8 percent, above 2008-09 results. This growth is comprised of decreases in taxes ($954 million or 1.6 percent), and increases in miscellaneous receipts ($1.3 billion or 6.6 percent), and Federal grants ($9.3 billion or 23.8 percent).

Total State Funds receipts were estimated at $80.6 billion, an expected increase of $343 million, or 0.4 percent, from 2008-09 actual results. State Funds miscellaneous receipts were estimated to increase $1.3 billion, or 6.4 percent.

Total General Fund receipts, including transfers, were estimated at $51.7 billion, a decrease of $2.1 billion, or 3.9 percent, from 2008-09 results. The decline in General Fund tax receipts was estimated at 2.7 percent. General Fund miscellaneous receipts were estimated to decrease by 0.3 percent.

After controlling for the impact of Tax Law changes, base tax revenue was estimated to decline 11.0 percent for fiscal year 2009-10. It is estimated that personal income tax liability for 2009 could have fallen by 14.5 percent in the absence of the enacted surcharge and other law changes.

Fiscal Year 2010-11 Overview

As of February 2010, total All Funds receipts were expected to reach $135.7 billion, an increase of $4.6 billion, or 3.5 percent from 2009-10 estimates. All Funds tax receipts are projected to grow by nearly $5 billion or 8.5 percent. This increase is attributable to the full year impact of the temporary personal income tax rate increase, expiring Federal tax laws, and positive revenue actions proposed with the Updated Financial Plan. All Funds Miscellaneous receipts are projected to decrease by $677 million, or 3.0 percent. All Funds Federal grants are expected to increase by $330 million, or 0.7 percent.

Total State Funds receipts are projected to be nearly $85 billion, an increase of $2.8 billion, or 3.4 percent from the 2009-10 estimate.

Total General Fund receipts are projected to be nearly $55 billion, an increase of $2.1 billion, or 4.0 percent from 2009-10 estimates. General Fund tax receipts are projected to grow by 7.6 percent, while General Fund miscellaneous receipts are projected to decline by 16.9 percent, reflecting the loss of several one-time payments. Federal grants revenues are projected to decline by 11.8 percent due to a shift in the timing of payments.

After controlling for the impact of policy changes, base tax revenue growth is estimated to increase by 3.5 percent for fiscal year 2010-11. The expected rebound in economic activity is expected to increase base growth in tax receipts for the first time since 2007-08.

Change from First Quarterly Update

All Funds receipts estimates were revised downward significantly for fiscal year 2009-10. As of November 2009, tax receipts to date for fiscal year 2009-10, in many revenue categories, had fallen below expectations. As a result of these and other factors outlined below, All Funds tax estimates for the year were revised downward by $1.2 billion from the First Quarterly Update. Miscellaneous receipts were revised downward by $50 million, while Federal grants were revised up by $288 million.

As of November 2009, the downward revision to General Fund receipts for fiscal year 2009-10 was $652 million, reflecting a $865 million decrease in taxes.

The downward revisions alluded to above are primarily due to:

•	A weaker economic condition and changes in the timing of personal income tax collections related to the temporary rate increase.

•	Weaker than expected to date business tax collections, due to the overall weak economic environment.

Change from Second Quarterly Update

All Funds receipts estimates were revised upward by $2.2 billion for fiscal year 2009-10 from the Mid-Year Financial Plan Update. The upward tax revision is mostly due to the tax amnesty program and a significant bank tax re-estimate. Miscellaneous receipts and Federal grants were revised upward by over $1.7 billion due to increases in 2009 Federal spending, as well as revenue advanced to 2009-10 from the Aqueduct VLT contract, sweeps from the Battery Park funds, and timing-related changes to capital project revenue.

General Fund receipts for fiscal year 2009-10 were revised upward by $356 million, reflecting increased one-time payments in miscellaneous receipts.

All Funds receipts estimates were increased by $2.1 billion for fiscal year 2010-11 from the Second Quarterly Update. The majority of this increase is attributable to a $1.3 billion expected increase in Federal grants.

General Fund receipts for fiscal year 2010-11 were revised upward by $191 million. Tax revisions accounted for a decrease of $37 million, while miscellaneous receipts increased by $228 million.

Proposed Law Changes

The 2010-11 Executive Budget includes changes to tax law that would: reform certain components of our tax structure to ensure that the tax burden is fairly distributed, that our tax incentive programs are most efficiently utilized and that taxpayers remit the proper amount of tax that is owed; close unintended tax loopholes to improve the equity of the tax code; and generate additional recurring revenues to help close the State’s financial gaps in 2010-11 and beyond.

General Fund Outyear Receipts Projections

General Fund receipts over the plan period are affected by the economic outlook, the expiration of the personal income tax surcharge at the end of calendar year 2011, and the changes in the level of non-tax resources available to finance General Fund disbursements. The economic forecast calls for a recession with employment losses continuing through the third quarter of 2010, a historic decline in State wages of 4.8 percent in 2009, and low wage growth of 2.1 percent for 2010. This lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2010-11 is expected to grow consistent with projected growth in the U.S. and New York economies.

Fiscal Years 2011-12, 2012-13 and 2013-14 Overview

Overall, tax receipts growth in the three fiscal years following 2010-11 is expected to remain in the range of 1.3 percent to 4.8 percent. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipt growth is supported by proposals contained with the Executive Budget that create or increase levies intended to deter unhealthy behavior, eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant and fraudulent taxpayers. These factors are expected to continue to enhance expected receipt growth through 2013-14.

Total All Funds receipts in 2011-12 are projected to be $133.5 billion, a decrease of $2.1 billion over the prior year. All Funds receipts in 2012-13 are expected to increase by $303 million over 2011-12 projections. In

2013-14, receipts are expected to increase by nearly $5.0 billion over 2012-13 projections; total State Funds receipts are projected to be over $88.6 billion in 2011-12, $89.4 billion in 2012-13 and nearly $93 billion in 2013-14; total General Fund receipts are projected to reach nearly $57 billion in 2011-12, $57 billion in 2012-13 and $60 billion in 2013-14; and All Funds tax receipts are expected to increase by 4.8 percent in 2011-12, 1.3 percent in 2012-13 and 4.7 percent in 2013-14. Again, the projected growth pattern is consistent with an economic forecast of continued but slower economic growth.

Base Growth

Base growth, adjusted for law changes, in tax receipts for fiscal year 2009-10 was estimated to decline 10.8 percent before rebounding to grow 3.5 percent in 2010-11. Overall base growth in tax receipts is dependent on a multitude of factors. As of February 2010, the State indicated that the causes of the decline in 2009-10 include the disappearance of major investment banks and their payrolls, the decline in the value of residential real estate during the 2008-2009 period, and the retreat of consumer spending in the face of job losses during the 18 months prior to such time. The expected rebound in base receipts growth in 2010-11 results from a return to cash bonus growth from the financial services industry, strong corporate profits growth, positive capital gains from a resurgent stock market, and an end to consumption declines.

OUTYEAR DISBURSEMENTS PROJECTIONS

General Fund spending is projected to grow at an average annual rate of 7.6 percent from 2009-10 through 2013-14, excluding the expected deferral of $880 million in planned disbursements from 2009-10 to 2010-11. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures on June 30, 2011, which would increase the share of Medicaid costs that must be financed by State resources, and the loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2009-10 through 2010-11, General Fund spending is expected to grow at approximately 5.1 percent on a compound annual basis.

Outyear spending projections do not incorporate any estimate of potential new actions to control spending in future years; any potential continuation of Federal stimulus aid beyond 2010-11; or any costs for future collective bargaining agreements beyond the March 31, 2011 expiration of the current four-year contracts with most unions. In addition, the forecast does not include any additional health care costs that may materialize from any health care reform at the Federal level of government.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid (Department of Health)

The State share of Medicaid is financed with a combination of General Fund and HCRA resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010, which temporarily lowers the State’s costs for the program. The Updated Financial Plan assumes that the Federal government will extend the enhanced financing another six months through June 30, 2011, which temporarily lowers the State’s costs for the program.

Medicaid growth over the plan period is affected by increasing Medicaid enrollment, rising costs of provider health care services, higher levels of utilization, and expiration of the temporarily enhanced levels of Federal aid.

The General Fund growth trends over the plan period are affected by the availability of HCRA resources and the expiration of Federal aid. As of November 2009, General Fund spending for Medicaid was expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5.0 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of the enhanced FMAP provided through ARRA that is expected to reduce State share spending in 2009-10 and 2010-11 (through December 31, 2010).

The expiration of the higher Federal share in 2010-11 substantially increases spending in 2011-12. Excluding the impact of enhanced FMAP, State spending for Medicaid is expected to grow significantly over the 2010-11 to 2013-14 Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.1 billion in 2010-11 to $19.9 billion in 2013-14. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

Other factors contributing to Medicaid spending growth include additional costs of approximately $500 million annually attributable to the State cap on local government Medicaid cost increases and takeover of local FHP costs. Also, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-12.

As of February 2010, the number of Medicaid recipients was expected to grow to 4.73 million in 2010-11, an increase of 9.5 percent from the estimated 2009-10 caseload of 4.32 million.

School Aid

School aid spending includes foundation aid; UPK expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including VLTs). On a school-year basis, school aid is projected to grow from $20.5 billion in 2010-11 to $26 billion in 2013-14, an average annual rate of 8.2 percent.

Growth in 2011-12 is primarily due to increases in expense-based aid. Growth in 2012-13 and beyond is primarily due to increases in foundation aid; UPK expansion; and contractual increases in expense-based aids such as building aid and transportation aid.

School aid has two principal State funding sources: the General Fund and the Lottery Fund. On a State fiscal-year basis, school aid spending is projected to grow by $1.8 billion in 2011-12, $2.1 billion in 2012-13, and $1.7 billion in 2013-14. Over the 2010-11 to 2013-14 Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from VLTs, consistent with 2010-11 Executive Budget recommendations to bolster revenues.

As of February 2010, the Updated Financial Plan assumed a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2009-10, and operations are expected to begin there in 2011.

As of November 2009, revenues from core lottery sales were projected to remain flat in 2010-11, followed by an increase of $32 million in 2011-12, and $41 million in 2012-13 (totaling $2.2 billion in 2012-13). Revenues from VLTs were projected to increase by $174 million in 2010-11, by $38 million in 2011-12, and by $48 million in 2012-13 (totaling $738 million in 2012-13). As of November 2009, the Financial Plan assumed a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2010-11, where operations are expected to begin in 2011. However, the DRP proposed that the VLT franchise payment be finalized in 2009-10, which would increase lottery resources in 2009-10 and reduce them by a similar amount in 2010-11.

Mental Hygiene

As of February 2010, mental hygiene spending was projected to grow on average by $200 million annually to total $4.1 billion in 2013-14. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the

New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health pipeline; and several chemical dependence treatment and prevention initiatives in the Office of Mental Health and Substance Abuse Services, including treatment costs associated with recent drug law reform.

Social Services

As of February 2010, Children and Family Services spending was expected to grow by approximately $200 million annually through 2013-14 primarily driven by growth in local claims-based programs, including child welfare. Welfare spending is projected to increase by $475 million from $1.1 billion in 2010-11 to $1.6 billion by 2013-14, consistent with the projected increase in the public assistance caseload, based on the latest economic forecast and updated program data.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

Higher Education

As of November 2009, spending was projected to decrease in 2010-11 by $180 million, followed by growth of $162 million in 2011-12, and another $89 million in 2012-13. The annual decline in 2010-11 is primarily attributable to the deferral of approximately $300 million in CUNY spending from 2008-09 to 2009-10, which inflates the 2009-10 base relative to 2010-11.

State Operations

As of November 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $462 million (5.4 percent). In 2011-12, spending was projected to grow by another $181 million (2.0 percent) to a total of $9.1 billion, followed by another $128 million (1.4 percent) for a total of $9.3 billion in 2012-13. The personal service projections reflect both the impact of ratified labor contracts and potential spending for unions that had yet to reach agreements (with costs calculated assuming settlements comparable to those already reached); the workforce reduction initiatives; salary adjustments for performance advances, longevity payments and promotions; and adjustments to staffing levels. Inflationary increases for non-personal service costs were expected to result in higher spending in all years. Additional growth was expected to be driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders.

State Operations spending growth over the 2010-11 to 2013-14 Financial Plan period is concentrated in agencies with large operational facility-based budgets such as Corrections, SUNY, and the mental hygiene agencies, as well as the Judiciary. The main causes of growth include expiration of enhanced FMAP that lowers State costs for portions of mental hygiene spending, inflationary increases in operating costs, and ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for certain fixed costs. As of November 2009, General State Charges were projected to total $4.4 billion in 2010-11, $5.1 billion in 2011-12 and $5.9 billion in 2012-13. As of February 2010, General State Charges were projected to grow at an average annual rate of 8.1 percent from 2010-11 through 2013-14. The growth is mainly due to anticipated cost increases in pensions and health insurance for State employees and retirees.

As of November 2009, the State’s 2009-10 Employees’ Retirement System pension contribution rate as a percentage of salary was expected to grow from 7.3 percent in 2009-10 to 24.1 percent in 2012-13. As of February 2010, the State’s 2010-11 Employees’ Retirement System pension contribution rate as a percentage of salary was expected to grow from 12.2 percent in 2010-11 to 23.5 percent in 2013-14. As of November 2009, the Police and Fire Retirement System pension contribution rate was expected to be 15.3 percent in 2009-10, growing to 33.1 percent by 2012-13. As of February 2010, the Police and Fire Retirement System pension contribution rate was expected to be 18.4 percent in 2010-11, growing to 31.4 percent by 2013-14. As of November 2009, costs were projected to increase by an additional $612 million to total $2.3 billion. Costs were expected to increase by $688 million total $2.9 billion in 2012-13. As of November 2009, the State noted that growth in all years is driven by anticipated increases in the employer contribution rate. In addition to savings expected from the new tier of pension benefits enacted in December 2009, the Executive Budget recommends amortization of a portion of future costs. After these savings actions, pension costs are projected to grow from $1.5 billion in 2011-12 to $2.3 billion by 2013-14.

Spending for employee and retiree health insurance costs is expected to grow at a consistently high rate through 2013-14, with annual growth reflecting an annual premium increase of roughly 9 percent.

Transfers to Other Funds

General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities.

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Debt Service: Transfers pay for debt service for general obligation bonds, as well as certain lease-purchase and service contract bonds. As the State retires service contract bonds and issues more personal income tax revenue bonds, this transfer will go down over time.

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Dedicated Highway and Bridge Trust Fund: A significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from the DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by DMV. The Updated Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs and local transportation programs—exceed current and projected revenue deposits and bond proceeds. The Updated Financial Plan revises the forecast for the General Fund subsidy to reflect Executive Budget recommendations. The General Fund subsidy is projected at $785 million for 2011-12, $890 million for 2012-13, and $979 million in 2013-14, with continued growth thereafter.

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Medicaid Share Transfer: Increased FMAP reduces the State share of Medicaid spending at State-operated mental hygiene facilities through 2010-11. Beginning in 2011-12, these ARRA moneys are no longer expected to be available, increasing the General Fund transfer.

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All Other Transfers: These provide funding for specific purposes, including Mental Hygiene activities and the State’s financial management system. Additionally, the General Fund is expected to make annual transfers to approximately a dozen other purposes, including, but not limited to: the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund; the Department of Health and SUNY for payments related to patients residing in State-operated facilities; and subsidy payments for SUNY hospitals.

Increases in all other transfers reflect the need to supplement resources available for the mental hygiene system, fund the development of the State’s new financial management system, and support SUNY hospital operations. As of May 2009, transfers to other funds were estimated at $6.4 billion in 2010-11, an increase of

$932 million over 2009-10. As of May 2009, transfers to other funds were expected to increase by $874 million in 2011-12. As of May 2009, transfers in 2012-13 were expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance declined by more than $1 billion between 2006-07 and 2008-09—from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which, as of May 2009, DOB expected to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expected to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which was primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending grew by an average of 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of

$336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2008, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. There were no additional authorizations in 2009. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. As of February 2010, the City of Buffalo operates under a control board, and the counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State indicated in May 2009 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

As of May 2009, general obligation debt was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projected that approximately $599 million in general obligation bonds would be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”) (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and between that time and May 2009, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State personal income tax bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. As of May 2009, State Personal Income Tax Revenue Bonds were expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projected that $4.1 billion of State Personal Income Tax Revenue Bonds would be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorized the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. As of May 2009, the State indicated that if this trend continued, the State might temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflected the expectation that State Personal Income Tax Revenue Bonds would continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projected new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

State Personal Income Tax Revenue Bond borrowings included issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds could be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which could be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which could be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which could be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which could be issued by DASNY and UDC.

The State indicated that the projections of State borrowings for the 2009-10 fiscal year were subject to change as market conditions, interest rates and other factors varied throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

As of May 2009, 2009 projections estimated that debt outstanding and debt service costs would continue to remain below the limits imposed by the Act throughout the next several years. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State had no plans to increase its swap exposure, and the State indicated that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that were subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below and as the State noted as of May 2009, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of February 2010, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it was the State’s opinion as of May 2009 that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. The State could give no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals were fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al., both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., United States District Court, NDNY, 80-CV-930 (McCurn, District Judge) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790 and now codified at 25 U.S.C. §177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the

60(b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. As of February 2010, the parties had cross-moved for summary judgment in the United States District Court for the Southern District of New York and were awaiting the scheduling of oral argument.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation. An order pursuant to the proposed Consent Decree would settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site. The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period. As of February 2010, the claim regarding the Federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act was neither settled nor dismissed and would remain in litigation.

As of February 2010, the State had indicated that the parties were expected to ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree. The State indicated that it would review the comments and, if appropriate, move for entry of the Consent Decree.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

The State defendants moved to modify the preliminary injunction. On August 13, 2009, the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State also opposed the claimant’s cross-motions, and submitted a motion for summary judgment. On July 7, 2009, the claimant moved to amend the complaint.

On October 14, 2009, the claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants to include only in-patients treated at Office of Mental Health facilities, and dropped certain claims. The State resubmitted its motion to dismiss the class claims, and, as of February 2010, that motion was sub-judice. The State has indicated that, after the court has ruled on the motion to dismiss, the State will file an answer with respect to the individual claims. After the answer is filed, the parties can move for summary judgment.

Civil Service Litigation

In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action under 42 U.S.C 2000d et seq., claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. As of February 2010, cross motions for summary judgment were pending in the United States District Court for the Northern District of New York.

Public Finance

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the New York Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, §8, paragraph 1 of the Constitution, which provides that “money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking,” except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, §7, which provides that every law making an appropriation “shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied.”

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, the Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either Article VII, §7, or Article VII, §8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not “gifts” prohibited under Article VII, §8. The court also rejected the appellant’s challenge to the reference in the budget to a memorandum of understanding, relying on that Court’s holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, §7 is to be determined by the Legislature, not the courts.

The plaintiffs have perfected an appeal of the dismissal of their complaint. Opposing briefs were due on March 1, 2010.

Metropolitan Transportation Authority

In Hampton Transportation Ventures, Inc. et al. v. Silver et al. (Sup. Ct, Suffolk Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 29, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is directed to the Metropolitan Transportation Authority. Plaintiffs seek a judgment declaring that enactment of chapter 29 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bills, and liability for the debts of public authorities. Plaintiffs also seek a judgment declaring that enactment of chapter 29 violated provisions of the Public Authority Law §1266 requiring that the Metropolitan Transportation Authority be self-sustaining.

School Aid

In Becker et al. v. Paterson et al. (Sup. Ct, Albany Co.), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009 violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have been released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Under the schedule set by the court, defendants were to answer the amended complaint on February 18, 2010. The plaintiffs were to have until March 5, 2010 to move for summary judgment and the defendants were to have until April 15, 2010 to cross move or reply. The plaintiffs were then to have until May 7, 2010 to reply and defendants were to have until May 21, 2010 to sur-reply.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX F

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 11, 2009. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the U.S. Census Bureau, its population was 3,954,037 as of July 1, 2008. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Puerto Rico’s economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked with the United States economy, for fiscal years 2007 and

2008, Puerto Rico’s real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. As of April 30, 2009, according to projections of the Puerto Rico Planning Board (the “Planning Board”), the economic contraction had accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The Commonwealth is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance had been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which declined as a result of the multi-year economic contraction mentioned above. In order to bridge the deficit resulting from the structural imbalance, the government used non-recurring measures, such as borrowing from GDB or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers. As of April 30, 2009, the estimated structural deficit for fiscal year 2009 was projected to be $3.2 billion.

Rating Downgrades

The continued fiscal imbalance led to successive downgrades in the Commonwealth’s general obligation debt ratings, by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) in fiscal year 2004.

Fiscal Year 2009 Estimated Structural Deficit

For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of the Commonwealth) were $7.6 billion as of April 30, 2009 (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, as of April 30, 2009, the government had identified additional expenses for fiscal year 2009 that were not included in the budget. As of April 30, 2009, unbudgeted expenses for fiscal year 2009 were estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 was $3.2 billion as of April 30, 2009.

General Fund Revenues

Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflected primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan

The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym). The Commonwealth has indicated that, before the temporary measures expire in 2013, the administration intends to design and adopt a comprehensive reform of the tax system and a long-term economic development plan to complement the economic reconstruction and supplemental stimulus initiatives described below. The proceeds expected to be obtained from the COFINA bond issuance program are to be used to repay existing government debt (including debts with GDB), finance operating expenses of the Commonwealth for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, the funding of an economic stimulus plan, as described below, and for other purposes to address the fiscal imbalance while the fiscal stabilization plan is being implemented. The fiscal stabilization plan seeks to safeguard the investment grade ratings of the Commonwealth’s general obligation debt and lay the foundation for sustainable economic growth. Legislation has already been enacted authorizing the implementation of all the measures in the fiscal stabilization plan and, as of April 30, 2009, the Office of Management and Budget (“OMB”) had certified projected savings of $237 million for fiscal year 2010 from implemented measures through April 30, 2009.

Economic Reconstruction Plan

The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico is slated to benefit from the American Recovery and Reinvestment Act of 2009 (“ARRA”) enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during fiscal years 2010 and 2011, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The Commonwealth has indicated that the administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, as of September 11, 2009, the administration was in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

As of September 11, 2009, the new administration was also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. The Commonwealth has indicated that, as part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Proposed Fiscal Year 2010 Budget

On April 29, 2009, the Governor submitted to the Legislature a proposed budget for fiscal year 2010. The proposed budget provided for total General Fund revenues and appropriations of $7.67 billion, compared to estimated General Fund revenues of $7.60 billion for fiscal year 2009. Budgeted General Fund expenditures totaled $7.67 billion, a decrease of $1.81 billion, or 19%, from the fiscal year 2009 budgeted expenditures of $9.48 billion. To cover approximately $2 billion of additional transitory expenses for fiscal year 2010 related to the implementation of the expense-reduction plan (including expenses that would be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years) and a $500 million projected remaining structural deficit, the Commonwealth planned to establish a Stabilization Fund to be funded with proceeds from COFINA bond issues.

The projections and assumptions used in the proposed fiscal year 2010 budget were subject to a number of risks, including risks related to the economic forecasts, the implementation of the expense-reduction plan, and the execution of certain transactions contemplated in the fiscal stabilization plan (such as the COFINA financings). Many complex political, social, environmental, and economic forces influence the Commonwealth’s economy and finances unpredictably from fiscal year to fiscal year. The budget is necessarily based on forecasts of economic activity, which have frequently failed to accurately predict the timing and magnitude of specific cyclical changes in the U.S. and local economy. The Commonwealth gave no assurance that the Commonwealth’s economy would not experience results in fiscal year 2010 and ensuing fiscal years that would be materially worse than predicted, with corresponding material and adverse effects on the Commonwealth’s projections of receipts and disbursements.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the past sixty-five years, passing from an agriculture economy to an industrial one. Virtually every sector of the economy participated in this expansion. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases between 2005 and 2009, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy. As of September 2009, Puerto Rico’s economy was in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. For fiscal years 2007 and 2008, the real gross national product contracted by 1.9% and 2.5%, respectively. This contraction continued into fiscal year 2009, for which the Planning Board expected a reduction of 3.4% in real gross national product. While the trend was expected to continue in fiscal year 2010, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures discussed below should outweigh the expected negative impact of the Fiscal Stabilization Plan also described below and revised its projections for fiscal year 2010 to reflect an increase of 0.1% in real gross national product. The Planning Board also projected increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

Nominal personal income, both aggregate and per capita, has increased consistently from 1947 to 2008. In fiscal year 2008, aggregate personal income was $56.2 billion ($44.8 billion in 2000 prices) and personal income per capita was $14,237 ($11,341 in 2000 prices).(1) Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $12.3 billion in fiscal year 2008 ($10.5 billion in fiscal year 2007). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $9.3 billion, or 76% of the transfer payments to individuals in fiscal year 2008 ($8.6 billion, or 82%, in fiscal year 2007). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships. The increase in federal transfer payments to individuals, and the corresponding decline in the share of entitlements to total transfers to individuals, from fiscal year 2007 to fiscal year 2008 was due almost exclusively to the U.S. federal tax rebates implemented in fiscal year 2008.

(1)	Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased between fiscal year 1999 and fiscal year 2008. From fiscal year 1999 to fiscal year 2008, total employment increased at an average annual growth rate of 0.6% to 1,217,500. However, as of April 30, 2009, there had been a decrease in employment during fiscal year 2009, related to the recession that began in fiscal year 2008.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and the service sector. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico’s imports. In fiscal year 2008, Puerto Rico experienced a positive merchandise trade balance of $19.0 billion.

Fiscal Years 2009 and 2010

The Planning Board’s gross national product forecast for fiscal year 2009, released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income was expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. On April 29, 2009, the Planning Board released new projections. As of that date, the Planning Board projected a slight decrease in gross national product of 0.1% in constant dollars or 3.4% in current dollars. In August 2009, the Planning Board revised its gross national product forecast for fiscal year 2009 by projecting a base case scenario decline of 4.8% in constant dollars, a further decline of 1.4% from the projection released in February 2009. The Planning Board, however, made an upward revision of its gross national product forecast for fiscal year 2010 by projecting an increase of 0.7% in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 took into account the anticipated estimated effect on the Puerto Rico economy of the Government’s fiscal stabilization plan and of the activity expected to be generated by $1.73 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) and $280.3 million from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors.

Puerto Rico expects to receive approximately $6 billion in stimulus funds from ARRA, of which approximately $3.3 billion is slated to be used to provide consumer and tax payer relief. As of August 2009, the Puerto Rico Infrastructure Financing Authority (“PRIFA”), which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $609 million in ARRA funds for use in health, housing, and education related projects, among others, had been disbursed.

As of September 2009, the Government had also begun disbursing funds under the local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The Government has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system.

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008. For the month of July 2009, the unemployment rate was 16.5%.

Fiscal Year 2008

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicated that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 was due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors and the contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico’s gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistently high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Fiscal Stabilization and Economic Reconstruction

As of September 2009, the new administration had developed and commenced implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan that seeks to achieve fiscal balance and restore economic growth. The administration believes that fiscal stabilization is central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. During the first quarter of 2009, the Legislative Assembly enacted three bills providing for the implementation of this plan, which is composed of two main elements: the Fiscal Stabilization Plan (the “Fiscal Plan”) and the Economic Reconstruction Plan (the “Economic Plan”).

In addition, as of September 11, 2009, the new administration was in the process of designing and implementing a series of economic development initiatives with the aim of enhancing Puerto Rico’s competitiveness and strengthening specific industry sectors. These economic development initiatives are intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 (“Act 7”), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s 2009 budget deficit was attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan is to be implemented in three phases and includes certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consists of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. On May 14, 2009, OMB announced that based on the number of employees who agreed to participate in these programs, the expected reduction in expenses for fiscal year 2010 was $50 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II was to go into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III. Under Phase II, subject to certain exceptions, all employees with transitory, non-permanent positions are to be terminated. In addition, Phase II provides for one or more rounds of involuntary layoffs and applies to all public employees unless specifically excluded by Act 7, strictly according to seniority in public service, starting with employees with least seniority. The plan excludes employees listed in Act 7 as providing “essential” services, those paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career” employees). Employees in Phase II are to receive a severance package that includes health coverage payment for up to a maximum of six months or until the former public employee is eligible for health insurance coverage at another job.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III, which went into effect on March 9, 2009, imposes a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III is to remain in effect for a period of two years, but this term may be shortened by the Governor by means of an Executive Order should OMB certify that the savings resulting from the implementation of Act 7’s expense-reduction measures are sufficient to cover the law’s objectives. OMB indicated that the expected savings from the implementation of these measures was $187 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program or the Voluntary Permanent Workday Reduction Program under Phase I, or that are subject to involuntary layoffs under Phase II, are be eligible for the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico seeking, among other relief, an injunction to stop the Government of Puerto Rico from implementing the expense-reduction provisions of Act 7 under the theory that such provisions violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. On August 5, the Court denied the preliminary injunction. The Court’s decision allows the Government to continue with the implementation of Act 7. As of April 30, 2009, the Commonwealth indicated that the administration intends to continue to defend vigorously the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, is to be conducted through an austerity program in combination with other measures, such as reduction in expenses of the public health plan, Executive Branch reorganization, and efficiency measures supported by budgeting and accounting processes, and information technology. The austerity program mandates a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

Tax Revenue Enforcement Measures. The Fiscal Plan seeks to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives include: (i) enhancements to federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Tax Increases. The goal of achieving fiscal and budgetary balance requires a combination of measures that include the introduction of permanent and temporary tax increases. The Fiscal Plan includes six temporary and four permanent revenue increasing measures. With respect to temporary revenue increasing measures, as of September 11, 2009, the administration was planning to implement: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as cooperativas in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential real estate, and (vi) a moratorium on certain tax credits. The majority of these temporary measures are slated to be in effect for three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise taxes on cigarettes, (iii) new excise taxes on motorcycles, and (iv) an increase in the excise taxes on alcoholic beverages.

Financial Measures. The administration expects to carry out several financial initiatives in order to achieve fiscal stability throughout the implementation period of the Fiscal Plan. These financial measures include, among others, a financing or bond issuance program the proceeds of which would be used to bridge the structural budgetary imbalance during the implementation period of the Fiscal Plan and funding some initiatives in the Economic Plan.

The financial measures are mainly anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, which increased COFINA’s financing capacity and, the Commonwealth has indicated, should allow the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

In addition to the increased tax allocations to COFINA, the financial initiatives that were enacted into law include the creation of the Savings Notes for the Economic Cooperation of Puerto Rico (the “Saving Notes Program”) and allow for the refinancing of a portion of the existing debt of the Puerto Rico Public Buildings Authority. The Savings Notes Program consists of an issuance of up to $20 million in short-term general obligation notes for retail distribution to Puerto Rico residents.

The administration expects that its Fiscal Plan will provide more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit rating. The administration further expects that the resulting fiscal structure will be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration has developed and is implementing an economic reconstruction program to stimulate growth in the short term and lay the foundation for long-term economic development. In addition, the administration is developing a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy.

The Economic Plan consists of three main components: (i) two economic stimulus programs, (ii) Public-Private Partnerships, and (iii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan is the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consist of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico is eligible to participate in ARRA because of its status as a U.S. jurisdiction. Puerto Rico expects to receive up to $5 billion in stimulus funds from ARRA. The funds are slated to be distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. This Federal Stimulus coming from ARRA places an emphasis in relief for individuals and taxpayers. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others.

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Local Stimulus Program: The administration has formulated the Local Stimulus to supplement the Federal Stimulus and ameliorate specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounts to a $500 million investment by the government, as of September 2009, it had been estimated that its effect would be greater due to its loan-guarantee programs, which is to be coordinated in collaboration with commercial banks in Puerto Rico. The Local Stimulus is composed of three main elements: (i) capital improvements, (ii) stimulus for small- and medium-sized businesses, and (iii) consumer relief in the form of direct payments to retirees, mortgage-debt restructuring for consumers that face risk of default, and consumer stimulus for the purchase of housing.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal imbalance. PPPs are collaborations between government and non-governmental entities—such as private-sector, non-profit organizations, credit unions, and township corporations (corporaciones municipales)—to develop infrastructure projects, manage government assets or provide services. The non-governmental partner takes on certain responsibilities and risks related to the development of the project in exchange for receiving the benefits of operating it.

PPPs provide the opportunity for lower project development costs, reduction of financial risk, creation of additional revenue sources, establishment of service quality metrics, and redirection of government resources to focus on the implementation of public policy.

As of September 11, 2009, the Commonwealth indicated that the administration was working on establishing the legal framework that would implement the procedures for establishing PPPs. Puerto Rico has opportunities for the establishment of PPPs in the areas of highways, ports, transportation, solid waste, potable water, and renewable energy, among others.

Supplemental Stimulus Plan. The Economic Plan includes a Supplemental Stimulus Plan, to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The Supplemental Stimulus was slated to begin after the first year of implementation of the Federal and Local Stimuli. The coordinated implementation of the Supplemental Stimulus during the second year of the Federal and Local Stimuli was expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus is to be conducted by GDB through a combination of direct investments and guaranteed lending. Specifically, the plan is for the Supplemental Stimulus to target critical areas such as the banking system, key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The plan is for the Supplemental Stimulus to take into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

The Supplemental Stimulus is intended to complement a comprehensive Economic Development Program that is to be implemented by the Department of Economic Development and Commerce, as discussed below.

Economic Development Program

As of September 11, 2009, the Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, was in the process of formulating and implementing a series of economic development initiatives with the goal of laying the groundwork for sustainable economic growth. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Reconstruction Plan and the Supplemental Stimulus Plan described above. The economic development initiatives are aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment and seek to increase private-sector capital formation and participation in the Puerto Rico economy.

The administration has indicated that it will emphasize three main initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reforming the labor market, and (iii) reducing energy costs.

The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been initiated and legislation has been filed. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that have been in the pipeline of various government agencies. In the longer term, this effort seeks to significantly reduce the number of inter-agency processes and transactions that have been required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants.

As of September 11, 2009, the Commonwealth indicated that initiatives would also be undertaken with the purpose of strengthening Puerto Rico’s labor market. The administration seeks to encourage greater labor-force participation by providing the private sector with more flexibility in establishing feasible labor arrangements. One focus of the labor-market reform is expected to be the modernization of Puerto Rico’s regulatory framework. Legislative changes that were to be introduced are expected to focus on bringing out-of-date labor laws and regulations in line with U.S. and international standards with respect to such matters as flex-time arrangements, overtime rules, workers’ compensation, and benefit requirements, among others. This labor reform is expected to provide a significant improvement in Puerto Rico’s competitiveness in the global marketplace.

The administration considers the adoption of a new energy policy to be critical for Puerto Rico’s competitiveness. As of September 2009, fluctuations in oil prices were having a significant effect on Puerto Rico’s overall economic performance. As of September 11, 2009, the Commonwealth indicated that the administration planned to focus on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. The Commonwealth indicated that, by implementing a new energy policy, the Commonwealth seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. As of September 11, 2009, the Commonwealth was facilitating the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. These initiatives are expected not only to address energy prices in Puerto Rico, but also to provide for a means of attracting investment in the energy sector.

The Commonwealth plans to complement these competitive initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities to further economic activities in manufacturing, science and technology, tourism, renewable energy, trade, and professional services. The Commonwealth has indicated that specific initiatives will be designed to promote sustainable economic growth while diversifying Puerto Rico’s economic base.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth has enacted legislation providing tax exemptions and tax incentives for businesses operating within certain sectors of the economy. Tax incentives laws have existed in Puerto Rico for over fifty years. The Economic Incentives Act, a recent tax incentives act, covers companies dedicated to manufacturing and the export of services and was enacted on May 28, 2008. All eligible businesses operating under previous tax incentives laws may apply for the benefits provided by the Economic Incentives Act.

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentives Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low-or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. Local firms may enjoy a tax rate as low as 3%, and for small- and medium-sized businesses the tax rate may be as low as 1%, provided such activities are eligible for certain credits provided by the Economic Incentives Act.

A variety of tax credits are available under the Economic Incentives Act, including: for the purchase of products manufactured in Puerto Rico; for job creation; for investment in research and development; for investment in energy-generation equipment; to reduce the cost of energy; to transfer technology; and for investors who acquire exempt operations in the process of shutting down. There are also investment credits for projects classified as strategic projects. Some of these credits can be carried forward and others can be sold.

Economic Performance by Sector

From fiscal year 2004 to fiscal year 2008, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2008 manufacturing generated $38.5 billion, or 41.2%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 104,200, a decrease of 3.4% compared with fiscal year 2007. For the first nine months of fiscal year 2009, the average manufacturing employment was 99,300, a decrease of 5.3% compared to the same period of the prior fiscal year. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland U.S. rate.

Total employment in the manufacturing sector decreased by 14,200 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling by 10.6% and 4.8%, respectively. Thereafter, manufacturing employment seemed to stabilize around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another significant drop of 4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by 4.2% and 3.4%, respectively. For the first nine months of fiscal year 2009, the sector lost an average of 5,600 jobs, or 5.3% compared to the same period of the previous year. In summary, the manufacturing sector lost nearly 17,000 jobs from calendar year 2005 to 2008, and, according to the trend observed for the first months of 2009, it was likely that the manufacturing sector would lose more than 5,000 additional jobs in calendar year 2009. Given that this sector used to pay the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), the increased use of job outsourcing, and, more recently, the effects of the 2008-09 global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to this sector.

Service Sector

Puerto Rico has experienced significant growth in the service sector, which includes finance, insurance, real estate, wholesale and retail trade, and other services. This sector expanded in terms of both income and employment between 1999 and 2008, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2004 and 2008, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.0%, while payroll employment in this sector increased at an average annual rate of 0.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2008, the service sector generated $37.1 billion of gross domestic product, or 40% of the total. Service-sector employment grew from 542,092 in fiscal year 2004 to 559,811 in fiscal year 2008 (representing 54.8% of total non-farm payroll employment). This represents a cumulative increase of 3.3% during such period. For the first nine months of fiscal year 2009, the average service-sector employment was 546,108, a decrease of 2.6% compared to the same period of the prior fiscal year. Wholesale and retail trade, finance, insurance and real estate experienced growth in fiscal years 2004 to 2008, as measured by gross domestic product at current prices. From fiscal year 2004 to 2008, gross domestic product increased in the trade sector from $9.8 billion to $11.8 billion, and in finance, insurance and real estate from $13.0 billion to $16.4 billion.

Puerto Rico has a developed banking and financial system. As of December 31, 2008, there were thirteen commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the

Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of these institutions (excluding assets of units operating as international banking entities) as of December 31, 2008 were $87.5 billion, as compared to $87.9 billion as of December 31, 2007.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management of broker-dealers in Puerto Rico totaled $26.5 billion as of December 31, 2008, down from $27.9 billion on December 31, 2007. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.9 billion as of December 31, 2008, down slightly from $14.1 billion as of December 31, 2007 according to the OCFI. Most of the assets under management of local mutual funds are reflected in the amount of assets under management of broker-dealers stated above.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 31, 2008, there were 33 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $63.8 billion, a decrease from $75.8 billion in total assets as of December 31, 2007. Meanwhile, credit unions, which tend to emphasize basic consumer financial services, reached $6.7 billion in assets as of December 31, 2008, a slight increase from $6.5 billion as of December 31, 2007.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased by 3.5% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased by 3.9% to 10,739 rooms, compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,792,300, a decrease of 6.8% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.7%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased by 6.5% to 10,044 rooms from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

For fiscal year 2008, the number of persons registered in tourist hotels was 1,745,000, a further decline of 2.6% over the number of persons registered during fiscal year 2007. The average occupancy rate in tourist hotels during fiscal year 2008 was 70.3%, compared to 71.7% in fiscal year 2007. The average number of rooms available in tourist hotels increased by 2.1% to 10,253 rooms from fiscal year 2007 to fiscal year 2008.

The number of persons registered in tourist hotels during the first six months of fiscal year 2009 was 826,300, a decrease of 0.8% over the number of persons registered during the same period of fiscal year 2008. The average occupancy rate in tourist hotels during the first semester of fiscal year 2009 was 63.7%, compared to 67.5% in the period for fiscal year 2008. During the first six months of fiscal year 2009, the average number of rooms available in tourist hotels increased by 2.7% to 10,220 rooms compared with the same period in fiscal year 2008.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For the first nine months of fiscal year 2009, employment in hotels and lodging places was reduced by 3.9% to 13,700 jobs.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. As of April 30, 2009, a 500-room hotel was scheduled to commence operations at the end of 2009.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2008, the government accounted for $8.8 billion, or 9.4%, of Puerto Rico’s gross domestic product. The Puerto Rico government is also a significant employer, providing jobs for 282,900 workers (state and local), or 27.7% of total non-farm payroll employment in fiscal year 2008. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment was reduced by approximately 10,100 positions. Nevertheless, during the first nine months of fiscal year 2009, state and local government employment increased by 1.2% or by 3,300 jobs to 284,400. According to the payroll survey, the distribution of these job increases was 600 jobs in the state government and 2,700 jobs in local government.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government, which excludes municipal employees and employees of public corporations. Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of April 30, 2009, approximately 70,000 employees of the central government were unionized under this law.

As discussed previously, Act 7, enacted on March 9, 2009, establishes, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of certain provisions of Act 7. The Court’s decision denying the preliminary injunction allows the Government to continue with the implementation of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

In general, Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Fajardo, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2008, totaled approximately 4,625 miles and 11,774 miles of local streets and adjacent roads. The highway system comprises 425 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-5, PR-66 and PR-20 toll highways, 252 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of April 30, 2009, it had ridership of about 35,000 per day.

The Port of the Americas is a deep draft port on the south coast of Puerto Rico that is under development by the Port of the Americas Authority. The Port of the Americas is expected to be used for broad operations such as domestic cargo, bulk, and liquid shipments for Puerto Rico, as well as transshipments. The first phase of the development was completed in 2004, and, as of April 30, 2009, the second phase was substantially complete. As of April 30, 2009, a third development phase was underway, which is to result in a processing capacity of 500,000 Twenty-Foot Equivalent Units per year.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2001 through fiscal year 2008, however, real construction investment decreased at an average annual rate of 5.4%. During the same time period, the total value of construction permits, in current dollars, increased at an average annual rate of 0.3%, but, adjusting the value of construction permits by the construction investment price deflator, the total value of permits, in constant dollars, declined at an average annual rate of 2.3%.

Public investment has been an important component of construction investment. During fiscal year 2008, approximately 50.2% of the total investment in construction was related to public projects. The total value of construction permits increased by 12.9% in fiscal year 2008 as compared to fiscal year 2007, but total sales of cement decreased by 10.7%, which, as of 2009, was the largest decline during the last decade. Average payroll employment in the construction sector during fiscal year 2008 was 60,000, a reduction of 9.9% from fiscal year 2007.

Total construction investment for fiscal year 2008 decreased in real terms by 8.8%, following a 7.6% real decline in fiscal year 2007, due principally to the drop in construction-related public projects. The Planning

Board estimated that there would be a construction investment decrease of 11.5% in real terms during fiscal year 2009. As of 2009, public investment in construction had been negatively affected by the Commonwealth’s fiscal difficulties, and the decline in construction investment was related to these difficulties. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, it announced on April 29, 2009 that the expected positive impact of the Federal Stimulus and the Local Stimulus had led it to reduce its projected decrease in construction investment to 5.6% in real terms. Public investment was slated to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During the first four months of fiscal year 2009, the number of construction permits decreased by 4.8%, while the total value of construction permits dropped by 12.9% compared to the same period in fiscal year 2008. For the first nine months of fiscal year 2009, cement sales declined by 23.0%, reaching levels not seen in more than a decade.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2008, gross income from agriculture was $792 million, an increase of 1.2% compared with fiscal year 2007. The largest contributors to gross income in agriculture during fiscal year 2008 were livestock products (48% of the sector’s gross income) and starchy vegetables (13%).

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the 2000s, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2007-2008 was approximately 63,205 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2007-2008 of approximately 164,341 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of manufacturing activity from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments; alternatively, an income tax rate of 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small-and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. However, Puerto Rico resident individuals, as well as non-resident individuals who are U.S. citizens, must include as income for purposes of computing their potential alternative minimum tax liability dividends derived from companies covered by the Economic Incentives Act and the 1998 Tax Incentives Act. In addition, passive income derived from the investment of eligible funds in Puerto

Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Tourism Incentives Act of 1993 (the “Tourism Incentives Act”) provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Other legislation enacted in 2001 and 2002 provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. As of April 30, 2009, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of eighteen hotel projects representing over 4,700 new hotel rooms.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income from Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996, its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

For taxable years beginning after December 31, 2005 and before January 1, 2010, the special deduction granted under Section 199 of the U.S. Code against income derived from domestic production activities was extended to taxpayers operating in Puerto Rico that are subject to U.S. federal income taxation at gradual rates, such as branches of U.S. companies operating in Puerto Rico.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of that time, it was not possible to determine whether any legislative changes would be made to the U.S. Code or their effect on the long-term outlook on the economy of Puerto Rico. The administration has commenced evaluating the impact of these proposals and plans to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to COFINA is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation transfers ownership of such portion of the sales and use tax to COFINA and provides that such portion is not “available resources” under the Constitutional provisions relating to the most recent general obligation bonds offered in an official statement dated September 11, 2009.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $948,102,368 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($948,102,368) is equal to 11.59% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.60% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $785,297,901 in the fiscal year ending June 30, 2020. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

As of December 31, 2008, the Commonwealth was a party to various interest rate exchange agreements or swaps with an aggregate notional amount of $4.3 billion. These interest rate exchange agreements involve nine different counterparties. The purpose of most of the interest rate exchange agreements is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. The interest rate exchange agreements also include basis swap agreements in the notional amount of $1.7 billion, pursuant to which the Commonwealth makes payments on a notional amount based on a specified interest rate index and receives from its counterparties payments on the same notional amount based on a different interest rate index.

Generally, the interest rate exchange agreements may be terminated by the Commonwealth at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth may be obligated to pay to the applicable swap provider an amount based on the terminating swap’s market value, which may be substantial, and vice versa. As of December 31, 2008, the net mark-to-market value of all outstanding interest rate exchange agreements (the aggregate termination amount) was approximately $565 million, which is the total amount the Commonwealth would have to pay to the counterparties should all the agreements be terminated. The mark-to-market value fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

By using derivative financial instruments, the Commonwealth exposes itself to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates) and basis risk (based on changes to the relationship between different indexes used in connection with a derivative). GDB, as fiscal agent, regularly monitors and attempts to minimize these risks.

In addition, under various interest rate exchange agreements, the Commonwealth is required to deliver collateral to the counterparties to guarantee its performance under the agreements. Because of the credit market crisis that began in 2008, as of December 31, 2008, the Commonwealth had delivered approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements could require further deliveries by the Commonwealth. The Commonwealth satisfied these collateral posting obligations from the issuance of approximately $1 billion in Tax Anticipation Bonds, Series 2008A purchased by GDB during the fourth quarter of 2008.

During fiscal year 2008, the Commonwealth terminated approximately $150 million in notional amount of interest rate exchange agreements at a loss of $8.6 million. In April 2009, and as part of GDB’s efforts to minimize the Commonwealth’s exposure to interest rate risk, the Commonwealth terminated approximately $568 million in notional amount of interest rate exchange agreements at a gain of $12.1 million. The Commonwealth has indicated that GDB continues to actively manage the Commonwealth’s exposure to interest rate risks.

Variable Rate Bonds and Mandatory Tender Bonds

As of December 31, 2008, the Commonwealth had approximately $1.6 billion of outstanding variable rate general obligation bonds, which consist of approximately $1.4 billion of variable rate demand bonds (“VRDO Bonds”) and approximately $126.7 million of bonds bearing interest at a rate that changes periodically based on changes in the United States consumer price index (“CPI Bonds”). The Commonwealth has hedged its variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all VRDO Bonds and CPI Bonds. Pursuant to these agreements, the Commonwealth receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals (such as daily or weekly) and provide investors the option to tender or put the bonds at par. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules.

In the case of the VRDO Bonds for which the Commonwealth has entered into interest rate exchange agreements, if the Commonwealth cannot renew or replace a credit/liquidity facility upon its expiration and remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth may have to terminate the interest rate exchange agreements associated with such series of bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels, in the payment of a termination amount by the Commonwealth to compensate the counterparty for its economic losses. If interest rate levels were then lower than the fixed interest rate swap rate paid by the Commonwealth, the cost of termination to the Commonwealth could be substantial.

In April 2009, the liquidity facility with respect to approximately $96.8 million of VRDO Bonds expired and, due to market conditions, the Commonwealth was not able to renew the liquidity facility. These bonds were therefore purchased by the liquidity provider and became subject to a higher interest rate and an accelerated amortization schedule beginning in October 2009. The Commonwealth expected to refinance these bonds on a fixed rate basis prior to October 2009.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities and for which there is a related interest rate exchange agreement amount to approximately $100.0 million for fiscal year 2010, $472.9 million for fiscal year 2011 and $769.7 million for fiscal year 2012.

As of December 31, 2008, the Commonwealth also had outstanding approximately $279.2 million of general obligation bonds bearing interest at a fixed rate but subject to mandatory tender, payable from the remarketing of the bonds, on July 1, 2012 (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. As of September 11, 2009, the Commonwealth had not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds.

With respect to approximately $69.2 million of the Mandatory Tender Bonds, the Commonwealth has entered into forward starting interest rate exchange agreements that assume that the Mandatory Tender Bonds will be remarketed as variable rate bonds after the mandatory tender date of July 1, 2012. If the Commonwealth cannot remarket these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the forward starting interest rate exchange agreements, which may result in the payment of a termination amount by the Commonwealth.

Several of the Commonwealth’s public corporations also have outstanding variable rate bonds and bonds subject to mandatory tender.

Commonwealth Guaranteed Debt

As of December 31, 2008, $3.05 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year 2011, with their final maturity being July 1, 2037. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, GDB held approximately $154.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $902.0 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $312.4 million in bonds issued to the United States Department of Agriculture, Rural Development, and $304.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

As of December 31, 2008, $1.76 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $1.5 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of December 31, 2008. As of that date, GDB also had $6.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of December 31, 2008, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and interest due of $40 million. The line of credit is payable from legislative appropriations.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. As of December 31, 2008, the Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $109.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $117.5 million as of the same date. As of December 31, 2008, $1.118 billion of Housing Finance Authority bonds were outstanding.

As of December 31, 2008, the Housing Finance Authority also had outstanding $527 million of bonds and notes issued to fund certain payments of the Commonwealth under its mortgage subsidy and other programs for low and moderate income families, and to guarantee certain insurance obligations of the former Housing Bank and Finance Agency.

As of December 31, 2008, the Housing Finance Authority had total notes and bonds outstanding of $1.229 billion (including $53.9 million of debt outstanding under GDB lines of credit, $4.8 million in notes payable and $52.4 million owed under repurchase agreements) and total unrestricted net assets of $291.5 million.

Puerto Rico Tourism Development Fund (“TDF”). As of December 31, 2008, TDF had outstanding direct loans in an aggregate principal amount of $285.1 million and guarantees issued in the outstanding amount of $117.7 million to finance several hotels and tourism-related projects.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $313.4 million with respect to several projects, including $282 million disbursed to pay in full the bonds issued to finance three projects, which bonds had been declared due and payable at the direction of TDF due to the failure of the applicable borrowers to comply with their obligations under the related reimbursement agreements. Of the total amount disbursed, TDF has been able to recover approximately $199.7 million from the borrowers. After taking these payments and all related recoveries into account, the unrestricted net assets of TDF as of December 31, 2008 were approximately $153.4 million, and its allowances for losses on guarantees, loans, other assets and letters of credit were approximately $37.4 million.

Development Fund. The Development Fund provided guarantees of $13.1 million, to guarantee 33% of loans under the “Key to Your Business” program of the Economic Development Bank. As of December 31, 2008, the allowance for losses on guarantees was approximately $962,258.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 31, 2008, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC. In addition, PFC had $101.3 million of notes outstanding under a line of credit with GDB whose proceeds were used to pay fiscal year 2007 debt service on its bonds due to the failure of the Commonwealth to make the required debt service appropriations on account of its fiscal problems.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC. As of December 31, 2008, COFINA had approximately $5.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

As of September 2009, the Legislative Assembly of Puerto Rico had recently expanded the purposes of COFINA and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010 and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. In March 2009, COFINA borrowed $500 million and $250 million from a local commercial bank and GDB, respectively. These loans, which are subordinate to the outstanding bonds and are to be repaid from proceeds of future bonds issues, were used to make payments to the Commonwealth’s suppliers of goods and services.

On June 18, 2009, COFINA issued its Sales Tax Revenue Bonds, First Subordinate Series 2009 A and Sales Tax Revenue Bonds, Senior Series 2009C in the aggregate principal amount at issuance of $4,118,153,700 and $237,875,000, respectively. On June 25, 2009, COFINA issued to Puerto Rico investors its Sales Tax Revenue Bonds, First Subordinate Series 2009B in the aggregate principal amount at issuance of $1,217,915,799. On July 23, 2009, COFINA issued to a Puerto Rico institutional investor its Sales Tax Revenue Bonds, First Subordinate Series 2009D Bond Anticipation Notes in an aggregate principal amount of $250,000,000 and committed to borrow an additional $250,000,000. The bond proceeds were used for the purpose of, among other things, paying or financing certain obligations of the Commonwealth, paying or financing a portion of the Commonwealth’s operational expenses, and funding the Puerto Rico Economic Stimulus Fund, the Commonwealth Emergency Fund and the Economic Cooperation and Public Employees Alternatives Fund.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and sanitary sewer facilities systems.

PRASA reported net operating losses of $103.4 million for fiscal year 2008, compared to net operating income of $31.2 million for fiscal year 2007, and net operating losses of $220.4 million for fiscal year 2006. The total debt of PRASA was $2.8 billion as of December 31, 2008. This debt includes outstanding bonds of $1.9 billion, interim financing for capital improvements of $756.8 million and interim financing for operations of $134.4 million.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and B; any bonds issued on or before June 30, 2010 to the United States Department of Agriculture, Rural Development; and the loans granted on or before June 30, 2010 by the Clean Water and Drinking Water State Revolving Funds for the benefit of PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

In June 2006, PRASA entered into an agreement to plead guilty to an indictment charging 15 felony counts of violating the federal Clean Water Act through the illegal discharge of pollutants from nine sanitary wastewater treatment plants and five drinking water treatment plants. PRASA and the United States also reached a comprehensive civil settlement to resolve repeated environmental violations of various wastewater treatment plants throughout the Commonwealth. In December 2006, PRASA and the Commonwealth Department of Health executed a settlement agreement superseding 180 administrative orders against, and three prior settlement agreements with, PRASA. Under the terms of this agreement, PRASA agreed to implement short, medium and long-term work plans, as well as interim mitigation and preventative measures, all to bring PRASA’s water system into compliance with federal and Commonwealth potable water regulations.

In March 2008, PRASA issued its 2008 Series A and B Senior Lien Bonds and Series A and B Commonwealth Guaranteed Refunding Bonds for a total aggregate amount of $1.62 billion. The Senior Lien

Bonds were issued under the provisions of PRASA’s 2008 Master Agreement of Trust and the Refunding Bonds were issued under the provisions of its 1995 Bond Resolution. The proceeds of the Senior Lien Bonds were used mainly to refinance certain interim debts, to partially cover PRASA’s capital improvement program and to make a swap agreement termination payment, among other uses. The Refunding Bonds were issued to refund PRASA’s Series 1995 Commonwealth Guaranteed Bonds.

Puerto Rico Convention Center District Authority. The Puerto Rico Convention Center District Authority (the “Convention Center District Authority”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote a new convention center and designated private parcels located within the Convention Center District in San Juan. The convention center opened on November 17, 2005.

Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) financed the construction of a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum, with a line of credit provided by GDB. The Coliseum was transferred to the Convention Center District Authority along with the associated line of credit. As of December 31, 2008, this line of credit with GDB had an outstanding balance of $150.9 million, which is expected to be paid from the proceeds of Commonwealth general obligation bonds. The Convention Center District Authority’s debt as of December 31, 2008 was $612.7 million, including $461.8 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax.

Puerto Rico Electric Power Authority. The Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s public electric system.

PREPA reported net operating income of $181.1 million, $370.9 million and $403.0 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PREPA was $7.3 billion as of December 31, 2008. This debt includes outstanding bonds of $6.0 billion, interim financing for capital improvements of $663.1 million and interim financing for operations of $594.5 million.

Health Insurance Administration. The estimated total cost of the health insurance program for fiscal year 2009 was anticipated to be $1.88 billion, compared to $1.67 billion for fiscal year 2008 and $1.59 billion for fiscal year 2007. For fiscal year 2009, the General Fund was expected to cover $1.50 billion of the total cost of the health insurance program. The remaining $379 million was to be paid from federal, municipal and other sources. As of September 2009, the fiscal year 2010 budget estimated the cost of the health insurance program at $1.86 billion, of which the General Fund was expected to cover $1.0 billion, while the remaining $860 million was to be paid from federal, municipal and other sources. The expected decrease in the cost of the health insurance program to the General Fund for fiscal year 2010, as compared to fiscal year 2009, was due to funding expected to be received by the Commonwealth under ARRA for the health sector.

Puerto Rico Highways and Transportation Authority. The Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA and federal and Commonwealth grants.

PRHTA reported a net operating loss of $448.7 million for fiscal year 2008, compared to net operating losses of $386.0 million and $56.7 million for fiscal years 2007 and 2006, respectively.

As of December 31, 2008, PRHTA’s total debt was $7.0 billion, including $6.3 billion in outstanding bonds and interim, subordinated financings with a private financial institution and GDB. As of April 30, 2009, the financing with the private financial institution was in the principal amount of $400 million and was due in August 2009, and the financings with GDB were in the aggregate principal amount of $302.1 million and were due in June 2009.

Puerto Rico Industrial Development Company. The Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $6.1 million for fiscal year 2008, compared to consolidated net operating income of $2.1 million for fiscal year 2007 and consolidated net losses of $15.6 million for fiscal year 2006. The total debt of PRIDCO was $347.1 million as of December 31, 2008. This debt includes outstanding bonds of $258.0 million and interim financing for operations of $89.1 million.

During fiscal years 2006 and 2007, PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of December 31, 2008.

Puerto Rico Infrastructure Financing Authority. The Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of December 31, 2008, PRIFA’s total debt was $1.89 billion. This debt includes bonds outstanding of $1.85 billion and interim financing for capital improvements of $34 million.

As of September 2009, PRIFA was investing a portion of its resources in new infrastructure projects in connection with the holding of the Central American and Caribbean Games in Mayagüez, Puerto Rico, in 2010. In September 2006, PRIFA issued $469.8 million of bonds to finance these and other infrastructure projects.

Puerto Rico Municipal Finance Agency. The Puerto Rico Municipal Finance Agency (“MFA”) is the municipal “bond bank” for Puerto Rico. MFA is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. As of April 30, 2009, no such payments had been required. As of December 31, 2008, MFA had $1.26 billion of bonds outstanding.

Port of the Americas Authority. The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of December 31, 2008, GDB held approximately $154.8 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth. In August 2008, PAA made a partial payment of the interest due on these bonds. As of April 30, 2009, GDB had not formally requested the balance from the Commonwealth under its guarantee but was in conversations with OMB regarding such payment and the upcoming payment that was due in August 2009.

Puerto Rico Ports Authority. The Puerto Rico Ports Authority (“Ports Authority” or “PRPA”) owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported net operating losses of $34 million, $20.1 million and $15.7 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PRPA was $704.1 million as of December 31, 2008. This debt includes outstanding bonds of $58.5 million, credit facilities for capital improvements with GDB and private financial institutions of $233.8 million and a loan for operational purposes with private financial institutions of $411.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of April 30, 2009, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $188.6 million, which was due on June 30, 2009. Of this amount, $92.1 million, plus interest, was guaranteed by GDB.

Puerto Rico Public Buildings Authority. The Puerto Rico Public Buildings Authority (“PBA”) is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $3.325 billion of bonds guaranteed by the Commonwealth. As of December 31, 2008, $3.049 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of December 31, 2008, PBA’s line of credit with GDB had an outstanding balance of $86.2 million.

On July 1, 2009, PBA issued its Government Facilities Revenue Refunding Bonds, Series P in the in the aggregate principal amount of $330,935,000. The bond proceeds were used to refund certain of PBA’s outstanding bonds and fund certain swap termination payments.

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to the Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust, which generated interest ascending to $89 million as of December 31, 2008. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities. The Perpetual Trust had disbursed the total amount of $833 million as of December 31, 2008. As of December 31, 2008, the Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 64,511 students in academic year 2008-2009, is by far the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of December 31, 2008, the University’s total debt was $621.1 million, including $585.0 million of outstanding revenue bonds.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

Other public corporations. Public corporations not described above had outstanding debt in the aggregate amount of $2.0 billion as of December 31, 2008. As of April 30, 2009, debt service on $912 million of such outstanding debt was being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Projected Fiscal Year 2010 Compared to Estimated Fiscal Year 2009

As of September 2009, it was projected that General Fund total revenues for fiscal year 2010 would be $7.670 billion, representing an increase of $70 million, or less than 1%, from estimated fiscal year 2009 revenues. The major changes in revenues from fiscal year 2009 were expected to be a projected decrease in the sales and use tax received by the General Fund of $305 million (due to the increased allocation of this tax to COFINA), partly offset by a projected increase in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $230 million and $50 million, respectively, as a result of the increases in tax revenues imposed under Act 7.

Proposed General Fund expenditures for fiscal year 2010 totaled $7.670 billion, which is $1.814 billion or 19% lower than the $9.484 billion budgeted for fiscal year 2009. This amount does not include an additional estimated $2.5 billion in expenses that was to be paid from a Stabilization Fund to be funded from proceeds of COFINA bond issues. These additional estimated expenses, which were included in the consolidated budget of the Commonwealth, include $1 billion of estimated expenses related to the implementation of the payroll reduction plan under Act 7, $1 billion in estimated expenses which were to be incurred in fiscal year 2010 but were not expected to be incurred in subsequent fiscal years as a result of the expense reduction plan under Act 7, and a resulting $500 million of expenses constituting a structural deficit for fiscal year 2010.

Results for Fiscal Year 2009

Total preliminary General Fund revenues for fiscal year 2009 were $7.76 billion, representing a decrease of $598.6 million, or 7.2%, from preliminary fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $145.4 million and in corporate income taxes of $201.2 million, (ii) a decrease of $51.9 million in motor vehicle excise taxes, (iii) a decrease of $60.1 million in miscellaneous non-tax revenues, and (iv) a decrease of $16.1 million in sales and use tax revenues. In fiscal year 2008, General Fund revenues also included $145 million of non-recurring revenues from the sale of certain properties owned by the Commonwealth. As of September 2009, the continued decline in General Fund tax revenues reflected primarily the impact of the economic recession that began in 2008 and the effect of tax benefits and incentives granted to certain individual and corporate taxpayers pursuant to previous legislation designed to stimulate economic development.

Total preliminary General Fund revenues for fiscal year 2009 of $7.76 billion exceeded the revised estimate (made in February 2009) of General Fund revenues for fiscal year 2009 of $7.60 billion by approximately $160 million, or 2.1%. The major changes from the revised estimate for fiscal year 2009 were: (i) an increase of $190.4 million in income taxes withheld from non-residents pursuant to certain closing agreements with the Department of the Treasury, and (ii) an increase of $59 million in income taxes from individuals.

The approximately $1.884 billion difference between estimated General Fund revenues and estimated General Fund expenditures for fiscal year 2009 was covered principally by a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables, a transfer of $750 million from COFINA to the Commonwealth, and a transfer of $169 million to the Commonwealth from the sale of securities in PRIFA’s Corpus Account.

In addition, during the government transition process, the administration identified additional expenses of $1.349 billion that were not included in the fiscal year 2009 budget. These expenses are expected to be budgeted and paid by the Commonwealth in subsequent fiscal years.

Fiscal Year 2008 Compared to Fiscal Year 2007

Preliminary total General Fund revenues for fiscal year 2008 were $8.195 billion, representing a decrease of $399 million, or 4.6%, from actual revenues for fiscal year 2007 (excluding the collection of $269 million from special temporary tax measures in fiscal year 2007). The major changes from fiscal year 2007 were: (i) decreases in income taxes from individuals of $278 million and in corporate income taxes of $437 million, (ii) a decrease of $259 million in excise taxes and (iii) an increase of $270 million in revenues generated by the sales and use tax, which was only in effect for seven and a half months of fiscal year 2007. The decrease in 2008 revenues was principally due to the economic recession that began in 2008 and high oil prices, which directly affected income and excise tax collections.

Preliminary total General Fund expenses for fiscal year 2008 amounted to $9.007 billion, which is composed of $8.804 billion of operational expenses and $203 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2008 of $812 million was covered principally by cash-management procedures, such as delaying payments to certain vendors and a GDB loan of $190 million.

Fiscal Year 2007 Compared to Fiscal Year 2006

General Fund total revenues for the fiscal year 2007 were $8.862 billion, an increase of $221 million, or 2.5%, from fiscal year 2006. This amount includes (i) $5.074 billion in individual and corporate income taxes, (ii) $934 million in non-resident withholding taxes, (iii) $1.122 billion in excise taxes, (iv) $583 million of sales and use tax revenues, and (v) $269 million from special temporary tax measures. A decrease of $521 million in excise taxes was offset by revenues from the sales and use tax, as the repeal of the general excise tax on imported goods and goods manufactured in Puerto Rico was replaced with the sales and use tax commencing on November 15, 2006.

General Fund expenses for fiscal year 2007 were $9.306 billion. This amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act 91, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between revenues and expenses for fiscal year 2007 of $444 million was covered by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt, which set-aside was no longer needed on account of the passage of Act 91. The remaining shortfall was covered principally by cash-management procedures such as delaying payments to certain vendors (carrying over into fiscal year 2008).

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “PR Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum regular income tax rate of 15%. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income after applying the 90% exemption granted under the Tourism Incentives Act, which results in a maximum effective tax rate of 4.2% on their net tourism development income. The PR Code also provides for an alternative minimum tax of 22%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7. Act 7, which was enacted on March 9, 2009 as part of the new administration’s Fiscal Plan, seeks, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 includes the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) would be subject to a surtax of 5% on their total tax liability;

(ii)	international banking entities that do not operate as bank units will be subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units will be subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(iv)	the Cooperative Bank, its subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers will be subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provides as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) dividends distributed by companies covered under the Economic Incentives Act, the 1998 Tax Incentives Act, and the Tourism Incentives Act; (b) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (c) dividends that are taxable at the rate of 10% under the PR Code; (d) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (e) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7 is an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers, venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing, among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. However, tax credits associated with manufacturing, tourism, and cinematographic projects are not affected by Act 7.

The Legislative Assembly approved a series of amendments to Act 7. Act 7 was amended to, among other things: (i) restore the tax exemption enjoyed by certain securities that were affected by recent changes to the Puerto Rico AMT; and (ii) introduce, with certain exceptions, a total cap of $40 million for granting tax credits related to Act No. 212 of 2002 (Urban Renewal projects) and establish specific limitations on the claim of such credits.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. As stated earlier, the revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. A portion of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended (as of July 1, 2009, one-half of the Commonwealth Sales Tax, which is the equivalent of a 2.75% tax, goes to the Dedicated Sales Tax Fund), with the balance of the Commonwealth Sales Tax going to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) a 1% tax goes to the municipalities, and (ii) a 0.5% tax goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

For fiscal year 2008, each percentage point of the Sales Tax generated annually approximately $202 million of gross revenues. The Sales Tax generated total annual gross revenues for the General Fund of approximately $853 million for fiscal year 2008.

Act 7 amended various provisions of the Sales Tax to streamline collection efforts and reduce tax evasion. Most significantly, a so-called reseller’s exemption to the Sales Tax was eliminated, and a credit for Sales Taxes paid was substituted therefor. This measure is expected to increase Sales Tax collections at higher levels of the trade chain, and provide an incentive for compliance with the Sales Tax at the lower levels (via the credit). However, under proposed legislation, the reseller’s exemption would be reestablished for businesses with gross sales of $500,000 or more and other businesses would also be able to request the exemption from the Department of the Treasury, subject to compliance with certain requirements to be prescribed in the Department of the Treasury’s regulations.

Amendments to Act 7 re-introduced the Sales and Use Tax Resale Exemption Certificate to retailers with a proven sales volume higher than $500,000. Retailers with a lower sales volume may enjoy the exemption subject to approval from the Secretary. The Secretary retains the right to revoke any Exemption Certificate for the period of a year if a retailer fails to comply with filing requirements related to the Sales and Use Tax.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. In the case of motor vehicles, motorcycles and “scooters,” which used to be subject to the Sales Tax, will now be taxable as motor vehicles.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Commonwealth.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential real properties with appraised values in excess of approximately $210,000 during fiscal years 2010, 2011, 2012 and 2013. The additional real property tax, to be collected by the Treasury, will be equal to 100% of the existing real property tax collected by CRIM over such properties.

Finally, the amendments extended the temporary Commonwealth property tax to commercial real estate. The applicable Commonwealth property tax will be 0.591%. This temporary tax will be levied for three years or until an aggregated amount of $690 million is collected from this tax, whichever event occurs first.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”), and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”).

Funding Requirements. The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 30.34% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

Actuarial Valuation of Employees Retirement System. As of June 30, 2007, the actuarial accrued liability of the Employees Retirement System was $16.770 billion and the actuarial value of assets was $2.892 billion, representing a funding ratio of 17.2%. The resulting unfunded actuarial accrued liability was $13.878 billion.

During fiscal year 2009, the Employees Retirement System had a cash shortfall of approximately $385 million. This cash shortfall was covered from the sale of certain investments. As of September 2009, the Employees Retirement System’s projected cash flow shortfall for fiscal year 2010 was approximately $400 million, which was expected to be covered from resources available to the Employees Retirement System, including the sale of certain investments. As of September 11, 2009, the Commonwealth noted that the Employees Retirement System’s cash flow shortfall for fiscal year 2010 could also be affected by the implementation of the fiscal stabilization plan. As of September 11, 2009, the Commonwealth has indicated that the Employees Retirement System continues to evaluate measures to improve the System’s cash flow and funding ratio, as well as the potential impact of the fiscal stabilization plan.

Actuarial Valuation of Judiciary Retirement System. According to the most recent actuarial valuation of the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the System were $174 million. The unfunded pension benefit obligations of the Judiciary Retirement System as of the same date were $104 million, representing a funding ratio of 40%. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

Actuarial Valuation of Teachers Retirement System. According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same assumptions, but without taking into account benefits paid under special benefits laws (described below) and excluding the obligations with respect to the prospective payments under the special benefits laws, the funding of which will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7.227 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%. The resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, and since the Teachers Retirement System is a relatively mature retirement system with a significant retiree population, the unfunded pension benefit obligation, according to the 2007 actuarial valuation, will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Special Benefits. Various special benefits laws enacted in previous years provided additional benefits for the beneficiaries of the Employees Retirement System, Teachers Retirement System and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post-retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s General Fund in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by the Office of Management and Budget. In March 2009, the Department of Education paid to the Teachers Retirement System the amount of $12 million as partial payment. As of April 30, 2009, the dispute for the remaining amount of $107 million continued under inter-agency arbitration proceedings. As of April 30, 2009, the Employees Retirement System was also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.9 million, representing cumulative benefits paid to beneficiaries through June 30, 2005.

Cash Flow Shortfalls. The Employees Retirement System’s disbursements of benefits during fiscal years 2004 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the Puerto Rico Telephone Company stock that Puerto Rico Telephone Authority held for the benefit of the Employees Retirement System of the Commonwealth. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls. For fiscal year 2008, the System experienced a positive cash flow due to various non-recurring sources of income and a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involved the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings was deposited into the Employees Retirement System trust and invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $2.9 billion of its Senior Pension Funding Bonds.

During fiscal year 2009, the Employees Retirement System expected to have a cash shortfall of approximately $150 million to $250 million. As of September 11, 2009, the Commonwealth indicated that, based on the Puerto Rico Employees Retirement System’s estimates, the Employees Retirement System could have a $362 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue partly due to possible future increases in the cost of living adjustments, changes in demographics of retirees and beneficiaries, and possible higher pension payments due to higher salaries of future retirees.

With respect to the Teachers Retirement System, the cash shortfalls for fiscal years 2006, 2007 and 2008 were $65 million, $40 million, and $75 million, respectively. Investments were liquidated to cover these shortfalls. For fiscal year 2009, the Teachers Retirement System expected to have a cash shortfall of approximately $67 million. As of September 11, 2009, the Commonwealth indicated that, based on the Teachers Retirement System’s estimates, the Teachers Retirement System could have an $81 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue given that Puerto Rico Teachers Retirement System is in a relatively mature stage.

Composition and Market Value of Investment Portfolios. As of April 30, 2009, the market value of the investment portfolios (which excludes loans to plan members) held by the retirement plans had been materially adversely affected by the global decline in value of equity securities. This decline had an adverse effect on the unfunded actuarial accrued liability of the retirement systems.

Federal Grants

Puerto Rico receives grants under numerous federal programs. As of September 2009, federal grants to the agencies and instrumentalities of the Commonwealth government were estimated to be $5.750 billion for fiscal year 2010, an increase of $1.097 billion, or 23.5%, from fiscal year 2009.

Puerto Rico expects to receive approximately $5 billion in stimulus funds from ARRA, of which $229.6 million and $1.332 billion were expected to be received by the government during fiscal years 2009 and 2010, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For each of fiscal years 2008 and 2009, approximately 23% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. As of April 30, 2009, this proportion was expected to increase to 36% in fiscal year 2010 since the Government of Puerto Rico was pledging additional resources to cover outstanding debts.

For fiscal years 2008 and 2009, over 60% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). Commencing with fiscal year 2010, the Commonwealth expects to reduce this proportion to 46% due mainly to the savings in operational expenses of $2.0 billion expected from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2010

On April 29, 2009, the Governor of Puerto Rico submitted a proposed budget for fiscal year 2010 to the Legislative Assembly.

Projected revenues for fiscal year 2010 totaled $15.1 billion and projected General Fund revenues totaled $7.7 billion. The major changes in General Fund revenues were accounted for mainly by anticipated increases in property taxes (up $230.6 million), corporate income tax (up $129 million), personal income taxes (up $59 million), and excise taxes on cigarettes and alcoholic beverages (up $50 million) and decreases in the sales and use tax (down $305 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income tax (down $55 million), federal excise tax on offshore shipments (down $38 million), interest on dividends subject to tax (down $9 million), and excise tax on motor vehicles and accessories (down $5 million).

Estimated expenses for the central government of all budgetary funds totaled $14.8 billion, a decrease of $66.8 million from fiscal year 2009. The major changes in General Fund expenditures by program in fiscal year 2010 were mainly due to anticipated increases in general obligation bonds debt service (up $232.6 million) and other debt service appropriations (up $450.9 million) and decreases in public safety and protection (down $1.273 billion), education (down $527.2 million), health (down $217.5 million), general government (down $88.1 million), welfare (down $255.5 million), economic development (down $61.2 million), transportation and communication (down $44.3 million), housing (down $21.2 million), and contributions to municipalities (down $9.1 million).

As of April 29, 2009, the government expected to incur an additional $2.5 billion in expenses for fiscal year 2010, for a total of $10.1 billion in expenses. Approximately $2 billion of this amount was related to (i) transitory expenses related to the implementation of the expense-reduction measures in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) which were expected to be incurred in fiscal year 2010 but were not expected to be incurred in subsequent fiscal years as a result of the expense reduction plan being implemented under Act 7. As of April 29, 2009, this additional amount of expenses was included in the consolidated budget of the Commonwealth and was expected to be covered from the proceeds of COFINA bond issues.

On July 1, 2009, the Governor signed a General Fund budget for fiscal year 2010 of $7.670 billion. The approved budget was approximately 19% lower than the $9.48 billion budget approved for fiscal year 2009. The approved budget was lower than the preliminary General Fund net revenues for fiscal year 2009 by $90 million, or 1.2%, and created a payment schedule for certain Commonwealth debts or other obligations, such as borrowings from Government Development Bank that did not have a dedicated source of repayment, and accounts payable to public corporations. The General Fund budget excluded a $2.5 billion Stabilization Fund that was to facilitate the orderly implementation of certain expense reduction measures adopted by the Government of the Commonwealth pursuant to Act No. 7 of March 9, 2009. The Stabilization Fund was to provide (i) $1 billion to finance the cost of transitioning public employees to nongovernmental sectors and providing vouchers for re-training, self-employment, relocation and salary subsidy alternatives, and (ii) $1.5 billion to cover payroll and operating expenses that were expected to be reduced through fiscal year 2010, but whose savings were not expected to be realized in such fiscal year. The Stabilization Fund was to be funded with proceeds from the bonds issued by COFINA.

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $27.4 billion. Of this amount, $14.9 billion was assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represented an increase of $396.5 million over approved expenditures for fiscal year 2008. The increase in expenditures was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. Due to the fact that general elections were held in November 2008, which fell within fiscal year 2009, an additional $42.3 million was budgeted for the State Elections Commission.

The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 billion by approximately $1 billion. The gap was covered by a $1.0 billion loan from GDB to the Commonwealth secured by certain tax receivables. This loan was expected to be repaid during fiscal year 2009 from COFINA bond issues.

Estimated expenses and capital improvements of all budgetary funds for fiscal year 2009 totaled $14.9 billion, an increase of $713.8 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $112.6 million), education (up $92.9 million), debt service on the Commonwealth’s general obligation and guaranteed debt (up $85.0 million), general government (up $75.1 million), health (up $46.3 million), special pension contribution (up $17.5 million), other debt service (up $12.1 million), contributions to municipalities (up $3.7 million), transportation and communication (up $2.1 million), public safety and protection (up $1.2 million), housing (up $0.6 million) and a decrease in economic development expenses of $28.5 million.

Given the expected reduction in revenues due to economic conditions in 2009, the General Fund revenue projection for fiscal year 2009 was adjusted in January 2009 to $7.6 billion, a reduction of $884 million from the original budgeted revenues. For fiscal year 2009, in order to cover a budgetary imbalance between projected revenues of $8.5 billion and budgeted expenditures of $9.5 billion, the original budget included a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables. In addition, non-budgeted expenses in the amount of $1.349 billion were identified in the government transition process. The projected revenue shortfall of $884 million, plus the $1 billion GDB financing and the additional non-budgeted expenditures of $1.349 billion resulted in an aggregate structural deficit for fiscal year 2009 of approximately $3.233 billion. These are preliminary figures and are subject to final revision by OMB.

Act 7, in conjunction with Act 91 and Act 1, allocates to COFINA, commencing on July 1, 2009, a total of one-half of the 5.5% Commonwealth Sales Tax (the equivalent of a 2.75% tax), thus expanding COFINA’s capacity to issue bonds. These laws allow for the use of these funds to cover operational expenses of the Commonwealth between fiscal years 2009 and 2012.

During the second half of fiscal year 2009, the Governor of Puerto Rico issued several Executive Orders to implement measures of austerity, fiscal control and expense reduction. Among these initiatives, the Governor ordered government agencies to reduce their operational costs by an amount equal to ten percent (10%) of half of their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government non-career positions, institute a hiring freeze of government employees, eliminate government credit cards, strictly control travel expenses, and impose limitations on the use of cellular phones and PDAs, agency vehicles, and electric power usage. As of April 30, 2009, these measures were being implemented by every agency and firmly monitored by OMB.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. The plaintiffs seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

The main legal basis to seek the injunction is that the referenced Act 7 provisions allegedly violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. Plaintiffs are seeking to have such provisions declared unconstitutional and thus legally unenforceable.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the preliminary injunction requested by plaintiffs. The District Court’s decision allows the Government to continue with the implementation of Act 7. The Government has moved to dismiss the complaint, and as of April 30, 2009, the Commonwealth indicated that the Government would continue vigorously to defend the constitutionality of Act 7.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of April 30, 2009, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, the Commonwealth disbursed approximately $18 million between April 2004 and January 2007 in compliance with a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico.

The Commonwealth is also a defendant in a class action presented by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In October 2006, the San Juan Court of Appeals decided in favor of the parents’ request to include damage claims in the same class action case, and the court may now award damages to the members of the class. When awarding damages, the court may consider the claims in groups or each case individually, and the parents must have proven the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

In addition, the Commonwealth is a defendant in a lawsuit filed by a group of vehicle owners in Commonwealth courts, which suit questions the legitimacy of Act No. 42 of August 1, 2005, as amended (“Act 42”). Act 42 imposes additional annual motor-vehicle fees on all “luxury” motor vehicles that are used for private purposes. On March 15, 2007, the First Circuit Court of San Juan ruled against the Commonwealth and ordered the Commonwealth to return the funds collected. The Commonwealth appealed this decision to the Court of Appeals. On January 29, 2008, the Court of Appeals upheld the decision of the First Circuit Court of San Juan. The Supreme Court of Puerto Rico has granted the Commonwealth’s application for certiorari and will hear an appeal of the decision of the Court of Appeals. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of April 30, 2009, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of April 30, 2009, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of April 30, 2009, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

Filed under Rule 497(c)
File Nos. 2-91556
811-4052

August 31, 2010 for Western Asset Government Money Market Fund and July 29, 2010 (as supplemented August 31, 2010) for Western Asset Money Market Fund

Legg Mason Partners Money Market Trust

Western Asset Money Market Fund

Class A (SBCXX), B (SBOXX), C (SBZXX) and I (SCYXX)

Western Asset Government Money Market Fund

Class A (SMGXX), I (SGYXX), N (LGMXX) and Service Shares (LGSXX)

55 Water Street

New York, New York 10041

Funds Investor Services: 1-800-822-5544

Institutional Shareholder Services:    1-800-625-4554

1-212-857-8181

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus for Class A shares, Class B shares, Class C shares and Class I shares of Western Asset Money Market Fund (also referred to as “Money Fund”) and Class A shares and Class I shares of Western Asset Government Money Market Fund (also referred to as “Government Fund” and, together with Money Fund, the “funds”), dated December 29, 2009, the Prospectus for Class N shares of Government Fund, dated May 31, 2010, and the Prospectus for Service Shares of Government Fund, dated August 31, 2010, each Prospectus as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to April 16, 2007, Western Asset Money Market Fund was known as Smith Barney Money Funds, Inc.—Cash Portfolio and Western Asset Government Money Market Fund was known as Smith Barney Money Funds, Inc.—Government Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for the funds.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each fund is a money market fund that intends to comply with the provisions of Rule 2a-7 under the 1940 Act.

The funds’ Prospectuses discusses each fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectuses.

Investment Objectives

Each fund seeks maximum current income and preservation of capital.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Money Fund

Minimum credit quality. The fund invests exclusively in securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper, asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, foreign governments and U.S. states and municipalities. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund generally limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries, although it may invest in fixed time deposits of foreign bank branches located in Grand Cayman and Nassau, The Bahamas. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments.

Banking industry concentration. The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”) or the issuing financial institution has more than $100 million of working capital or more than $1 billion of total assets. These include interests in securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

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The fund may also invest in securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). The fund may also invest in securities backed by letters of credit of non-U.S. banks if the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). In addition, the fund may invest in municipal obligations with a standby commitment provided by a bank or participation interests in municipal securities or variable rate demand obligations issued and/or provided with credit support by banks.

The fund may invest up to 5% of its total assets in fixed time deposits (“TDs”) maturing from two business days to seven calendar days. Money Fund may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.

The fund will not invest more than 5% of its total assets in municipal obligations.

Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by the fund, or will be unrated securities determined to be comparable thereto.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its net assets would be invested in securities and other assets that are illiquid.

Government Fund

Minimum credit quality. The fund invests in U.S. government obligations which are deemed to be “first tier” securities under applicable regulations. If, after purchase, the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its net assets would be invested in securities and other assets that are illiquid.

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SUPPLEMENTAL INFORMATION REGARDING INVESTMENT

PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (Money Fund)

Money Fund may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with the fund’s investment objective and policies the fund may also invest in other types of asset-backed and receivable-backed securities.

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Banking Industry Concentration (Money Fund)

Up to 25% of Money Fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of Money Fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as

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mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since Money Fund may hold investments in non-U.S. bank obligations, an investment in Money Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by Money Fund.

Borrowings

Each fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (Money Fund)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

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Custodial Receipts (Money Fund)

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments (Money Fund)

Money Fund may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. Money Fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

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Floating Rate and Variable Rate Obligations

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a Demand Feature would have a maturity equal to its final legal maturity.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Foreign Investments (Money Fund)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations (Money Fund)

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of

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directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities (Money Fund)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be

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prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities (Money Fund)

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Repurchase Agreements

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into

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by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectuses or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse

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repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Sovereign Debt (Money Fund)

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments (Money Fund)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

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Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that a fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of

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the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs

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would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including

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environmental liabilities. To the extent that investments in real estate are considered illiquid, current SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, current SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Currently, Government Fund has no intention of purchasing or concentrating in banking obligations.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Non-Fundamental Investment Policies

As an operating policy, no fund may acquire any illiquid security if, immediately after the acquisition, the fund would have invested more than 5% of its total assets (taken at amortized cost value) in illiquid securities (meaning securities which cannot be sold or disposed of within seven calendar days at approximately the value ascribed to them by the fund).

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MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of each fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	59	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

David Castano Born 1971 55 Water Street New York, NY 10041	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2007 Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed-income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Trustee’s service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the funds. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for

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oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

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As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, the funds’ subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 13 times during the funds’ fiscal year ended December 31, 2008 and met 16 times during the eight-month fiscal period ended August 31, 2009. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ fiscal year ended December 31, 2008 and met 4 times during the eight-month fiscal period ended August 31, 2009.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	$50,001-$100,000	None	Over $100,000
Mark T. Finn	None	Over $100,000	Over $100,000
Rainer Greeven	None	None	None
Stephen Randolph Gross	None	None	Over $100,000
Richard E. Hanson, Jr	None	None	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Diana R. Harrington	None	None	$10,001-$50,000
Susan M. Heilbron	None	None	$50,001-$100,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	Over $100,000
R. Richardson Pettit	Over $100,000	None	Over $100,000
Interested Trustee:
R. Jay Gerken	$1-$10,000	$10,001-$50,000	Over $100,000

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from Money Fund for Eight-Month Fiscal Period Ended 08/31/09	Aggregate Compensation from Government Fund for Eight-Month Fiscal Period Ended 08/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Eight-Month Fiscal Period Ended 08/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/09	Number of Portfolios in Fund Complex Overseen by Trustee for Eight-Month Fiscal Period Ended 08/31/09
Independent Trustees:
Elliott J. Berv	$14,067	$6,103	$0	$242,500	60
A. Benton Cocanougher	$15,332	$6,654	$0	$267,500	60
Jane F. Dasher	$14,067	$6,103	$0	$244,500	60
Mark T. Finn	$14,067	$6,103	$0	$242,500	60
Rainer Greeven	$14,067	$6,103	$0	$242,500	60
Stephen Randolph Gross	$14,826	$6,433	$0	$257,500	60
Richard E. Hanson, Jr.	$14,067	$6,103	$0	$242,500	60
Diana R. Harrington	$14,826	$6,433	$0	$257,500	60
Susan M. Heilbron	$14,067	$6,103	$0	$242,500	60
Susan B. Kerley	$14,067	$6,103	$0	$242,500	60
Alan G. Merten	$14,067	$6,103	$0	$242,500	60
R. Richardson Pettit	$14,067	$6,103	$0	$242,500	60

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Name of Trustee	Aggregate Compensation from Money Fund for Eight-Month Fiscal Period Ended 08/31/09	Aggregate Compensation from Government Fund for Eight-Month Fiscal Period Ended 08/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Eight-Month Fiscal Period Ended 08/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/09	Number of Portfolios in Fund Complex Overseen by Trustee for Eight-Month Fiscal Period Ended 08/31/09
Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	$0	137

(1)	Pursuant to prior retirement plans, the funds made payments to former trustees for the eight-month fiscal period ended August 31, 2009 of $101,645 and $13,358 for Money Fund and Government Fund, respectively.
(2)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of August 13, 2010, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of Money fund, as of August 13, 2010, and Government fund, as of August 13, 2010, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name & Address	Percentage
Money Fund	A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK, NY 10001-2402	91.83%

	B	PFPC BROKERAGE SERVICES MAIN OFFICE FBO PRIMERICA FINANCIAL SERVICES 760 MOORE ROAD KING OF PRUSSIA, PA 19406-1212	75.34%

	B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	15.16%

	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 SCHOLARS CHOICE SAVINGS PRG 55 WATER ST FL 31 NEW YORK, NY 10041-0017	35.92%

	I	STATE OF COLORADO COLLEGEINVEST CAS RESERVE OPT SCHOLARS CHOICE SAVINGS PRG 55 WATER ST FL 31 NEW YORK, NY 10041-0017	29.76%

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Fund	Class	Name & Address	Percentage

	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 SCHOLARS CHOICE SAVINGS PRG 55 WATER ST FL 31 NEW YORK, NY 10041-0017	20.11%

	I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 SCHOLARS CHOICE SAVINGS PRG 55 WATER ST FL 31 NEW YORK, NY 10041-0017	14.05%

Government Fund	A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK, NY 10001-2402	92.09%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its

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assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Over $1 billion up to $2 billion	0.425%
Over $2 billion up to $5 billion	0.400%
Over $5 billion up to $10 billion	0.375%
Over $10 billion	0.350%

Prior to August 1, 2006, Smith Barney Fund Management, Inc. (“SBFM”) served as the manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

For the periods below, the funds paid management fees (absent fee waivers and/or expense reimbursements) to the manager as follows:

	Fiscal Year ended December 31,			Eight-Month Fiscal Period Ended August 31,
Fund	2006	2007	2008	2009
Money Fund(1)	$81,522,482	$102,364,056	$104,823,522	$50,481,396
Government Fund(2)	$10,609,654	$13,127,721	$29,276,616	$23,225,733

(1)	For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager waived management fees owed by Money Fund and/or reimbursed fund expenses in the amounts of $3,393,273, $0, $0 and $3,199,621, respectively.
(2)	For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager waived management fees owed by Government Fund and/or reimbursed fund expenses in the amounts of $251,500, $0, $0 and $433,982, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager, investment research, advice, management and supervision; furnishes a continuous investment program for the

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allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of a fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager paid fees to the subadviser equal to $73,376,465 and $33,942,900, respectively, for its services relating to Money Fund. For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager paid fees to the subadviser equal to $20,493,631 and $15,986,352, respectively, for its services relating to Government Fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any

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nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the funds’ Prospectuses. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily forgone or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) (with respect to Money Fund’s Class A and Class B shares only) served as co-distributors of each fund along with LMIS.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’

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written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated.

Fund	Class	Fee
Money Fund	A	0.10%
	B	0.50%
	C	0.50%
Government Fund	A	0.10%
	N	0.25%
	Service Shares	0.50%

Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees

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who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were paid by the funds, after waivers, pursuant to the distribution plan in effect during the periods indicated below.

	Fiscal Year Ended December 31,			Eight-Month Fiscal Period Ended August 31,
Money Fund	2006	2007	2008	2009
Class A	$21,978,630	$27,653,801	$27,830,465	$13,306,157
Class B	N/A	$136,376	$202,352	$178,920
Class C	N/A	$618,756	$824,118	$570,716

	Fiscal Year Ended December 31,			Eight-Month Fiscal Period Ended August 31,
Government Fund	2006	2007	2008	2009
Class A	$2,468,925	$3,095,097	$7,114,506	$5,838,460

No information is given for Class N shares and Service Shares of Government Money Market Fund because these share classes were not offered for the fiscal years ended December 31, 2006, 2007 and 2008 and for the eight-month fiscal period ended August 31, 2009.

For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fiscal Year Ended December 31, 2008	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing(2)	Total Current Expenses
Money Fund
Class A	$0	$27,830,465	$0	$0	N/A	$27,830,465
Class B	$0	$202,352	$0	$0	$8,490	$210,842
Class C	$0	$824,118	$0	$0	$12,236	$836,354
Government Fund
Class A	$0	$7,114,507	$0	$0	$0	$7,114,507

Eight-Month Fiscal Period Ended August 31, 2009	Fiscal Consultant Compensation	Third Party Service Fees	Amortization	Marketing Distribution	Printing		Total Current Expenses
Money Fund
Class A	$0	$12,690,159	$0	$0	N/A	(2)	$12,690,159
Exchange A(1)	$0	$492,069	$0	$0	N/A	(2)	$492,069
Class B	$0	$177,460	$0	$0	$7,075		$184,535
Class C	$0	$567,549	$0	$0	$10,197		$577,746
Government Fund
Class A	$0	$5,601,607	$0	$0	$0		$5,601,607
Exchange A(1)	$0	$179, 635	$0	$0	$0		$179,635

(1)	Effective June 1, 2009 Exchange A shares merged into existing Class A shares.
(2)	N/A represents allocated but not shown since only service revenue is paid by the Funds.

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No information is given for Class N shares and Service Shares of Government Money Market Fund because these share classes were not offered for the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PNC Global Investment Servicing (U.S.) Inc. (“PNC” and together with BFDS, the “transfer agents”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to Money Fund shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, PNC maintains the shareholder account records for Money Fund, handles certain communications between shareholders and Money Fund and distributes dividends and distributions payable by Money Fund. For these services, PNC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for Money Fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

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Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending August 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-625-4554, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectuses for a discussion of which classes of shares of the funds are available for purchase and who is eligible to purchase shares of each class.

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Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares of a fund by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

Class B and Class C shares of Money Fund are available to individual investors only through exchanges of Class B and Class C shares of other funds sold by the distributor, respectively.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Government Fund does not impose any minimum or subsequent investment requirements with respect to Class N shares or Service Shares but your Service Agent may.

The funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the funds’ Prospectuses.

Systematic Investment Plan

Shareholders may purchase additional Class A shares of each fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan please see the funds’ Prospectus with respect to these shares. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the funds or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class A shares; (b) Class B shares (Money Fund only); and (c) Class C shares (Money Fund only) acquired by exchange from another fund sold by the distributor that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares and Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 1 year of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years

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since the shareholder made the purchase payment from which the amount is being redeemed up to a contingent deferred sales charge of 5.00%, as further described in the funds’ Prospectus with respect to these shares. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares of Money Fund will convert automatically to Class A shares of the fund approximately eight years after the date on which they were purchased. There will also be converted at that time such proportion of Class B dividend shares of Money Fund (Class B shares of Money Fund that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares of Money Fund converting at the time bears to the total number of outstanding Class B shares of Money Fund (other than Class B dividend shares of Money Fund) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Internal Revenue Code or 1986, as amended (the “Code”)) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares of Money Fund purchased by retirement plan omnibus accounts held on the books of Money Fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features—Money Fund

Certain retirement plan programs were authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all

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of their Class C shares of Money Fund for Class A shares of Money Fund. The Grandfathered Retirement Programs are permitted to offer to current and prospective retirement plan investors the opportunity to exchange all of their Class C shares of Money Fund or Class A shares of Money Fund.

Under the Grandfathered Retirement Program, Class C shares of Money Fund may be purchased by plans investing less than $3 million. Class C shares of Money Fund are eligible for exchange into Class A shares of Money Fund not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

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Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of certain classes of shares, as described in the funds’ Prospectus with respect to these shares. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of a fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the funds’ Prospectuses. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, subject to any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class I, Class N and Service Shares Exchanges. An initial sales charge may apply if you exchange Class A shares of a fund for Class A shares of another fund sold by the distributor which is subject to an initial sales change. Further, if Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if any of these shares are redeemed within one year of the date shares of the original fund were purchased. Class I shares of a fund may be exchanged for Class I shares of another fund sold by the distributor without imposition of any charge. Class N shares of Government Fund may be exchanged for Class N

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shares of another Western Asset money market fund sold by the distributor without imposition of any charge. Service Shares of Government Fund may be exchanged for Service Shares of another Western Asset money market fund sold by the distributor without imposition of any charge.

Class B Exchanges (Money Fund). Class B shares of Money Fund may be exchanged for Class B shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if the Class B shares are redeemed within five years of the purchase payment, any contingent deferred sales charge that applies to the Class B shares of the other fund will apply to the Class B shares acquired in exchange for the Class B shares up to 5.00%. The contingent deferred sales charge decreases as the number of years since the purchase payment increases.

Class C Exchanges (Money Fund). Class C shares of Money Fund may be exchanged for Class C shares of another fund sold by the distributor without a contingent deferred sales charge. However, with respect to shares purchased through exchange, if the Class C shares are redeemed within one year of the purchase payment, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares up to 1.00%.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in the funds’ Prospectuses.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such time as is set forth in the funds’ Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

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It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund to deviates more than  1/2 of 1% from their value determined on the basis of amortized cost, the Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within  1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed  1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxes.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund. In addition, even where a fund does not have negative income, a fund may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are

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considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

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For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, neither fund paid any brokerage commissions for portfolio transactions.

For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, Money Fund held securities issued by the following regular broker/dealers of the fund, which had the following values as of December 31, 2008 and August 31, 2009, respectively:

For the fiscal year ended December 31, 2008:

Name of Regular Broker/Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Market Value as of December 31, 2008 ($000s)
Calyon	D	$757,344
Morgan Stanley	D	450,000
Barclays Capital Inc.	D	400,000
J.P. Morgan Chase and Co.	D	329,816
Goldman Sachs	D	225,000
Bank of America	D	289,881
Deutsche Bank Securities	D	153,000

For the eight-month fiscal period ended August 31, 2009:

Name of Regular Broker/Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Market Value as of August 31, 2009 ($000s)
Societe Generale	D	$558,544
Citibank, N.A	D	505,000
Deutsche Bank Securities	D	494,562
Banc of America Securities	D	479,000
BNP Paribas Securities Corp.	D	472,224
Calyon Securities	D	302,307
J.P. Morgan Chase & Co.	D	234,848
Barclays Capital Inc.	D	217,500

At December 31, 2008 and at August 31, 2009, Government Fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the

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fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, for funds other than money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor. Money market funds may disclose their complete portfolio holdings at any time on the funds’ website.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings

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information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The funds in this SAI currently disclose their complete portfolio holdings as of the last business day of a month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of May 21, 2010, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
S&P	Quarterly	Sent 8-10 Days after Quarter End
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Bloomberg L.P.	Quarterly	Sent 8-10 Days after Quarter End
Lipper Analytical Services Corp.	Quarterly	Sent 8-10 Days after Quarter End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter End
Marco Consulting	Quarterly	Sent 8-10 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter End
Nelson Information	Quarterly	Sent 8-10 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
Ambac	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	Sent 8-10 Days after Quarter End
Evaluation Associates	Quarterly	Sent 8-10 Days after Quarter End
Watson Wyatt	Quarterly	Sent 8-10 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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Federal Income Tax Treatment of the Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

On August 31, 2009, the unused capital loss carryforwards of Money Fund were approximately $(41,364,373). On August 31, 2009, there were no unused capital loss carryforwards of Government Fund. For

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federal income tax purposes, the unused capital loss carryforwards of Money Fund are available to be applied against future realized gains of the fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Year of Expiration	2017
Amount	$(41,364,373)

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed amounts.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain forward contracts or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may affect the amount, timing and character of income and gain recognized by the funds and of distributions to shareholders. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds do not expect to be eligible to elect to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the funds. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, a fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its

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net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of a fund’s net investment income and distributions of net realized short-term capital gains are subject to federal income tax as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of the length of time a shareholder has owned fund shares. Each fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each fund expects that none of its distributions will be eligible (i) to be treated as “qualified dividend income” taxed at the rates generally applicable to long-term capital gains for noncorporate shareholders or (ii) for the dividends-received deduction for corporate shareholders.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets).

Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to the amount of distribution.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in those shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on distributions and dividends payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2011. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

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Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Under proposed legislation pending before Congress as of the date of this SAI for fund taxable years beginning before January 1, 2011, the 30% withholding tax would also not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, each fund was a series of Smith Barney Money Funds, Inc., a Maryland corporation.

Each fund is an open-end, management investment company.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

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Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses

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and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

53

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

54

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves and before that, Citi SM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

55

FINANCIAL STATEMENTS

The unaudited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 28, 2010, Statement of Operations for the six months ended February 28, 2010, Statement of Changes in Net Assets for the six months ended February 28, 2010, Financial Highlights for the six months ended February 28, 2010, and Notes to Financial Statements), each of which is included in the Semi-Annual Report to Shareholders, are incorporated by reference into this SAI (filed on April 27, 2010; Accession Number 0000930413-10-002205).

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statements of Operations for the period from January 1, 2009 to August 31, 2009 and for the year ended December 31, 2008, Statements of Changes in Net Assets for the period from January 1, 2009 to August 31, 2009 and for each of the years in the two-year period ended December 31, 2008, Financial Highlights for the period from January 1, 2009 to August 31, 2009 and for each of the years or periods in the five-year period ended December 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the funds’ Annual Report to Shareholders, are incorporated by reference into this SAI (filed on November 6, 2009, Accession Number 0000930413-09-005620).

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APPENDIX A

DESCRIPTION OF RATINGS

Set forth below are descriptions of the ratings of certain nationally recognized statistical rating organizations (“NRSROs”), as publicly disclosed by such NRSRO from time to time. The ratings of an NRSRO represent the opinions of the NRSRO as to the quality of various debt obligations and are not a guaranty of quality. As described by the NRSROs, ratings are generally given to securities at the time of issuances. While an NRSRO may from time to time revise its ratings of a security, it undertakes no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-4

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

A-5

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

A-6

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

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Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

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Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

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A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Description of DBRS Commercial Paper and Short Term Debt

The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)†

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

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R-2 (low)†

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Description of DBRS Long Term Obligations*

The DBRS® long-term rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades. This scale is also used for preferred and hybrid instruments. Within Canada, certain securities use the DBRS® Preferred Share Rating Scale.

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited
*	Formerly referred to as “Bond and Long Term Debt”

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AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

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D

A security rated D implies the issuer has not met a scheduled payment of interest or principal, the issuer has made it clear that it will miss such a payment in the near future, or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the non payment of a dividend will only be considered as a D if the missed payment constitutes default per the legal documents.

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APPENDIX B

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

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Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

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e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

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2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

B-6

Filed under Rule 497(c)
File Nos. 2-91556
811-4052

August 31, 2010 for Western Asset Massachusetts Municipal Money Market Fund and July 29, 2010 (as supplemented August 31, 2010) for all other series

Legg Mason Partners Money Market Trust

Western Asset California Municipal Money Market Fund

Class A (MBCXX), Class I (MBYXX) and Class N (LCMXX)

Western Asset Massachusetts Municipal Money Market Fund

Class A (MASXX), Class I, Class N (LMMXX) and Service Shares

Western Asset Municipal Money Market Fund

Class A (TFMXX), Class I (TFYXX) and Class N (LMNXX)

Western Asset New York Municipal Money Market Fund

Class A (MBNXX), Class I (SNNXX) and Class N (LNYXX)

55 Water Street

New York, New York 10041

Funds Investor Services: 1-800-822-5544

Institutional Shareholder Services: 1-888-425-6432

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus for Class A shares and Class I shares of Western Asset California Municipal Money Market Fund (“California Fund”), the Prospectus for Class A shares and Class I shares of Western Asset Massachusetts Municipal Money Market Fund (“Massachusetts Fund”), the Prospectus for Class A shares and Class I shares of Western Asset Municipal Money Market Fund (“Municipal Fund”), the Prospectus for Class A shares and Class I shares of Western Asset New York Municipal Money Market Fund (“New York Fund” and, together with California Fund, Massachusetts Fund and Municipal Fund, the “funds”), the Prospectus for Class N shares of California Fund, Massachusetts Fund, Municipal Fund and New York Fund, each dated July 29, 2010, and the Prospectus for Service Shares of Massachusetts Fund dated August 31, 2010, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to April 16, 2007, Western Asset Municipal Money Market Fund was known as Smith Barney Municipal Money Market Fund, Inc., Western Asset California Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—California Money Market Portfolio, Western Asset Massachusetts Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—Massachusetts Money Market Portfolio and Western Asset New York Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—New York Money Market Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for the funds.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Municipal Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of California Fund, Massachusetts Fund and New York Fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Massachusetts Fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Municipal Fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

New York Fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

The investment objectives of the funds are non-fundamental and may be changed without shareholder or investor approval.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

California Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” California municipal securities are securities the interest on which is excluded

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from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”), such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Massachusetts Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

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Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Municipal Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” Municipal securities are securities the interest on which is excluded from regular federal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, including participation or other interests in municipal securities issued by banks, insurance companies and other financial institutions. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

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The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

New York Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

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Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal income taxes and New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any prepaid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of

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the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund may also invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration

Up to 25% of a fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent. A fund may also invest in Eurodollar and Yankee bank obligations.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

Borrowings

Each fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

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When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

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Demand Instruments

The funds may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The funds currently are permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

Floating Rate and Variable Rate Obligations

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a Demand Feature would have a maturity equal to its final legal maturity.

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The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Foreign Investments

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security

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loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all

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tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. A fund typically will exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in

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order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

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Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions

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of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities, although the recently enacted federal Build America Bond program may increase the attractiveness of and the market for such obligations. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and AMT purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and

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legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

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Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

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Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

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There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts. Massachusetts Fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by Massachusetts Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the Commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth’s credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. Massachusetts Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

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Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications, public utilities and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2009, the population of Guam was estimated to be 178,430.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 74% of visitors to Guam originated in 2008, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects

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economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2009, the population of the U.S. Virgin Islands was estimated at 109,825.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Repurchase Agreements

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be

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sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Risks Associated With Sources of Liquidity or Credit Support

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial

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commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

Sovereign Debt

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

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Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Diversification

Municipal Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of California Fund, Massachusetts Fund and New York Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

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Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies—all funds

Each fund’s fundamental investment policies are as follows:

(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

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With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, current SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, current SEC rules limit a money market fund’s purchases of illiquid securities to 5% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

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Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted by the 1940 Act.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

As a matter of fundamental policy, under normal circumstances, the California Fund invests at least 80% of its assets in short-term high quality California municipal securities.

As a matter of fundamental policy, under normal circumstances, the Massachusetts Fund invests at least 80% of its assets in short-term high quality Massachusetts municipal securities.

As a matter of fundamental policy, under normal circumstances, the Municipal Fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam).

As a matter of fundamental policy, under normal circumstances, New York Fund invests at least 80% of its assets in short-term, high quality New York municipal securities.

Nonfundamental Investment Policy

As an operating policy, no fund may invest more than 5% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at approximately the value carried on the fund’s books).

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MANAGEMENT

The business and affairs of each of the funds are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of each fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	59	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.

(1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	59	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None

Interested Trustee and Officer:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006), and Legg Mason & Co. predecessors (prior to 2006)

David Castano Born 1971 55 Water Street New York, NY 10041	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2007 Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); and Legg Mason & Co. predecessors (prior to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed-income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Trustee’s service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the funds. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for

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oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

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As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, the funds’ subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 9 times during the funds’ fiscal year ended March 31, 2010. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in Massachusetts Fund	Dollar Range of Equity Securities in Municipal Fund	Dollar Range of Equity Securities in New York Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000	None	Over $100,000
Mark T. Finn	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	None	None
Stephen Randolph Gross	None	None	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	None	None	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in Massachusetts Fund	Dollar Range of Equity Securities in Municipal Fund	Dollar Range of Equity Securities in New York Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Diana R. Harrington	None	None	None	None	$10,001-$50,000
Susan M. Heilbron	None	None	None	None	$50,001-$100,000
Susan B. Kerley	None	None	None	None	Over $100,000
Alan G. Merten	None	None	None	None	Over $100,000
R. Richardson Pettit	None	None	None	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	None	$50,001-$100,000	None	Over $100,000

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/10	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/10(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/09	Number of Portfolios in Fund Complex Overseen by Trustee as of Fiscal Year Ended 3/31/10
Independent Trustees
Elliott J. Berv	$2,726	$266	$8,671	$2,521	$0	$242,500	59
A. Benton Cocanougher	3,025	295	9,621	2,797	0	267,500	59
Jane F. Dasher	2,726	266	8,671	2,521	0	244,500	59
Mark T. Finn	2,726	266	8,671	2,521	0	242,500	59
Rainer Greeven	2,726	266	8,671	2,521	0	242,500	59
Stephen Randolph Gross	2,898	282	9,219	2,680	0	257,500	59
Richard E. Hanson, Jr.	2,726	266	8,671	2,521	0	242,500	59
Diana R. Harrington	2,898	282	9,219	2,680	0	257,500	59
Susan M. Heilbron	2,726	266	8,671	2,521	0	242,500	59
Susan B. Kerley	2,726	266	8,671	2,521	0	242,500	59
Alan G. Merten	2,726	266	8,671	2,521	0	242,500	59
R. Richardson Pettit	2,726	266	8,671	2,521	0	242,500	59

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Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/10	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/10	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/10(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/09	Number of Portfolios in Fund Complex Overseen by Trustee as of Fiscal Year Ended 3/31/10
Interested Trustee
R. Jay Gerken(2)	0	0	0	0	0	0	134

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended March 31, 2010 of $11,532, $705, $34,967 and $8,690 for California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

As of August 13, 2010, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of August 13, 2010, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class
California Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	99.99%

Class I	Fiduciary Trust Intl Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	93.06%

Class I	Fiduciary Trust Intl-Non Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	6.91%

Massachusetts Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	99.72%

Municipal Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	98.56%

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Fund/Class	Name and Address	Percent of Class
New York Fund

Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	99.99%

Class I	Fiduciary Trust Intl Revenue Attn: John Conte 600 Fifth Ave New York, NY 1020-2302	58.33%

Class I	Fiduciary Trust Intl Revenue-Non Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	18.93%

Class I	Citigroup Global Markets Inc. House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	10.00%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting

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securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives a management fee that is calculated daily and payable monthly according to the following schedule, less the amount, if any, of the fund’s share of the management fees payable by the portfolio in which it invests:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

For the periods below, the funds paid investment management fees to the manager as follows:

Fund	Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expense reimbursements ($)	Net Management Fees (after waivers/ Expense reimbursements) ($)
California Fund	March 31, 2008	13,411,205	N/A	13,411,205
	March 31, 2009	15,187,165	N/A	15,187,165
	March 31, 2010	9,506,660	(4,018,425)	5,488,235
Massachusetts Fund	March 31, 2008	1,254,043	N/A	1,254,043
	March 31, 2009	1,362,588	N/A	1,362,588
	March 31, 2010	977,359	(552,503)	424,856
Municipal Fund	March 31, 2008	34,796,689	N/A	34,796,689
	March 31, 2009	39,446,693	N/A	39,446,693
	March 31, 2010	28,007,984	(10,774,548)	17,233,436
New York Fund	March 31, 2008	10,745,119	N/A	10,745,119
	March 31, 2009	12,135,916	N/A	12,135,916
	March 31, 2010	8,970,908	(4,565,333)	4,405,575

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the

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allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended March 31, 2010, the manager paid fees to the subadviser equal to $3,841,765, $297,399, $12,087,981 and $3,083,902 for its services relating to California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

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Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the funds’ Prospectuses. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily forgone or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture any amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

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Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.25% of the average daily net assets of the fund attributable to Class N shares and, for Massachusetts Fund, not to exceed 0.50% of the average daily net assets of the fund attributable to Service Shares. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of a fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from a fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended March 31, 2010, the service and distribution fees paid by each fund pursuant to the 12b-1 Plan are set out in the table below.

Name of Fund	Class A
California Fund	$2,112,071
Massachusetts Fund	$217,191
Municipal Fund	$6,935,436
New York Fund	$1,973,003

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No information is given for Class N shares and Service Shares because these share classes were not offered during the fiscal year ended March 31, 2010.

For the fiscal year ended March 31, 2010, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Name of Fund	Class	Third Party Service Fees	Financial Consultants	Marketing	Printing	Total Current Expenses
California Fund	A	$2,112,071	$0	N/A	N/A	$2,112,071
Massachusetts Fund	A	$217,191	$0	N/A	N/A	$217,191
Municipal Fund	A	$6,915,682	$0	N/A	N/A	$6,915,682
New York Fund	A	$1,973,003	$0	N/A	N/A	$1,973,003

No information is given for Class N shares and Service Shares because these share classes were not offered during the fiscal year ended March 31, 2010.

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’ s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement, the

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transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

For Municipal Fund, BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY Mellon, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2011.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to

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vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase Class A and Class I shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional Class A shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

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Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a purchase or redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund sold by the distributor that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

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If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to Class A shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such a shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

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Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request.

Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A of another fund sold by the distributor with a sales charge.

Class I shareholders of each fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund sold by the distributor may do so without imposition of any sales charge.

Class N shareholders of each fund who wish to exchange all or a portion of their Class N shares for Class N shares in another Western Asset money market fund sold by the distributor may do so without imposition of any sales charge.

Service Shares shareholders of Massachusetts Fund who wish to exchange all or a portion of their Service Shares for Service Shares in another Western Asset money market fund sold by the distributor may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of a fund is determined on such days and at such time as is set forth in the fund’s Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

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It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund deviates more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

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In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, no fund directed any amounts to brokerage transactions related to research services or paid any brokerage commissions related to research services.

During the fiscal year ended March 31, 2010, no fund held securities issued by the fund’s regular broker/dealers.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, for funds other than money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor. Money market funds may disclose their complete portfolio holdings at any time on the funds’ website.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

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Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The funds in this SAI currently disclose their complete portfolio holdings as of the last business day of a month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of May 21, 2010, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
S&P	Quarterly	Sent 8-10 Days after Quarter End
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Bloomberg L.P.	Quarterly	Sent 8-10 Days after Quarter End
Lipper Analytical Services Corp.	Quarterly	Sent 8-10 Days after Quarter End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter End
Marco Consulting	Quarterly	Sent 8-10 Days after Quarter End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter End
Nelson Information	Quarterly	Sent 8-10 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
Ambac	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	Sent 8-10 Days after Quarter End
Evaluation Associates	Quarterly	Sent 8-10 Days after Quarter End
Watson Wyatt	Quarterly	Sent 8-10 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

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TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and

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net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed income.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may affect the amount, timing and character of income and gain recognized by the funds and of distributions to shareholders. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

On March 31, 2010, the unused capital loss carryforwards of the funds were approximately $(3,171) for Massachusetts Fund and $(374,593) for Municipal Fund. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the applicable fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

Fund	03/31/2016	03/31/2017
Massachusetts Fund	$(3,152)	$(19)
Municipal Fund	$0	$(374,593)

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

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Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, a fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Dividends of other net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to the amount of distribution.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchanges so long as that fund maintains a net asset value of $1.00 per share, except for any loss attributable to the imposition of a contingent deferred sales charge.

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If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends) and distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently at 28% and is scheduled to increase to 31% in 2011. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, such effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

Under pending legislation, for fund taxable years beginning before January 1, 2011, the 30% withholding tax also will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such

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dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes. California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from California Fund to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the fund’s taxable year, at least 50% of the fund’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of California Fund who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Massachusetts Taxes. Individual shareholders of Massachusetts Fund who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). Other distributions from Massachusetts Fund, including those attributable to long-term and short-term capital gains, other than gains from dispositions of Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry shares of Massachusetts Fund will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from Massachusetts Fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of Massachusetts Fund who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

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New York State and City Taxes. New York residents who are shareholders of New York Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New York Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, Municipal Fund was a Maryland corporation known as Smith Barney Municipal Money Market Fund, Inc., and California Fund, Massachusetts Fund and New York Fund were series of Legg Mason Partners Municipal Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

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Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or

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she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive

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relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

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On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves and before that, CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

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In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2010, Statement of Operations for the year ended March 31, 2010, Statement of Changes in Net Assets for each of the years in the two-year period ended March 31, 2010, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2010, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the March 31, 2010 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (each filed on June 2, 2010, EDGAR Accession Numbers 0000930413-10-003314 (with respect to California Fund), 0000930413-10-003312 (with respect to Massachusetts Fund), 0000930413-10-003306 (with respect to New York Fund), and 0000930413-10-003311 (with respect to Municipal Fund)).

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APPENDIX A

DESCRIPTION OF RATINGS

Set forth below are descriptions of the ratings of certain nationally recognized statistical rating organizations (“NRSROs”), as publicly disclosed by such NRSRO from time to time. The ratings of an NRSRO represent the opinions of the NRSRO as to the quality of various debt obligations and are not a guaranty of quality. As described by the NRSROs, ratings are generally given to securities at the time of issuances. While an NRSRO may from time to time revise its ratings of a security, it undertakes no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Description of DBRS Commercial Paper and Short Term Debt

The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)†

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Description of DBRS Long Term Obligations*

The DBRS® long-term rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited
*	Formerly referred to as “Bond and Long Term Debt”

indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades. This scale is also used for preferred and hybrid instruments. Within Canada, certain securities use the DBRS® Preferred Share Rating Scale.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has not met a scheduled payment of interest or principal, the issuer has made it clear that it will miss such a payment in the near future, or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the non payment of a dividend will only be considered as a D if the missed payment constitutes default per the legal documents.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, and except as noted below in this paragraph, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated June 23, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,300 in 2005 to 5,300 in 2007 to a negative (job loss) of 57,100 per month in 2008 and 2009. On February 27, 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In his proclamation, the Governor requested that urban water users reduce water use by 20 percent. Moreover, he directed the Department of Water Resources to cooperate with local water agencies to implement aggressive water conservation efforts, and to facilitate water transfers in response to emergency conditions which may arise.

The State’s July 1, 2009 population of about 38.5 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. According to the findings of the 2000 census, 97 percent of the population of California resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2009, the five-county Los Angeles area accounted for 41 percent of the State’s population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20 percent, with a population of over 7.0 million.

In the May Revision of the 2010-11 Governor’s Budget released on May 14, 2010 (the “2010-11 May Revision”), the Department of Finance projected that the California economy started to recover from the recession in the latter part of 2009, but growth in calendar year 2010 and beyond would be slow and would continue to lag slightly behind the national economic recovery as a whole. As of May 2010, unemployment in the State was 12.4 percent, compared to 12.5 percent in January 2010 and 9.7 percent in January 2009. The U.S. unemployment rate for May 2010 was 9.7 percent.

National Economy. Output of the national economy (real GDP) grew 3 percent in the first quarter of 2010—the third consecutive quarter of growth. Consumers were largely responsible for the gain by increasing their spending by the largest amount in four years. Retail sales rose in the first quarter of 2010, posting their strongest growth since the end of 2007. Vehicle sales have begun a modest recovery.

Unemployment eased slightly while nonfarm payroll expanded during each of the first five months of 2010.

Residential construction fell by almost 11 percent in the first quarter of 2010. Home building increased in the last two quarters of 2009, but largely because of the first-time home buyer federal tax credit program. The credit was first applicable to homes purchased between April 2008 and July 2009. The program was extended to April 30, 2010 and expanded.

Investment by businesses in equipment and software expanded in the first quarter of 2010. Manufacturing activity increased for the tenth consecutive month in May 2010, according to the Institute for Supply Management (ISM) index.

U.S. exports and imports grew in the first quarter of 2010, reflecting growing economies abroad and increased demand for imports at home. On the whole, however, international trade subtracted from domestic economic growth in the first quarter of 2010.

California Economy. California does not have a quarterly measure of economic output that could be used to compare its economic growth to that of the nation. However, other economic indicators show that California’s economy was hit harder by the recession than the economies of most other states. Still, there are signs that economic growth in California improved during the second half of 2009 and the early months of 2010.

For example, personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009 and the first quarter of 2010. After falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and the first quarter of 2010. The state unemployment rate was 12.4 percent in May 2010. In comparison, the national unemployment rate was 9.7 percent.

As of June 23, 2010 the State’s housing sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 23 percent from May 2009 to May 2010, bringing the median price of these homes to approximately $324,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

As of June 23, 2010, the State believed that the worst of the housing slump might be over. Home building permitting—which suffered a long, steady three-year decline starting in 2006—bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010, but at a very low level.

Made-in-California exports were down 17 percent in 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology, transportation, and machinery exports were instrumental in the decline. However, with global economic conditions improving, California exports increased 19 percent year-over-year in the first quarter of 2010.

State Financial Pressure

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. The severe economic recession began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. As a result of the continuing weakness in the economy, state tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010. The State’s unemployment rate increased from 5.9 percent in January 2008 to 12.4 percent in May 2010. The rate of increase has slowed in 2010. The State indicated as of June 23, 2010 that since the end of the economic downturn in 2009, the State’s economy has grown slowly.

In response to the most severe economic downturn in the United States since the Great Depression, in the budget plan for Fiscal Year 2009-10 adopted on February 20, 2009 as amended by the revisions enacted on July 28, 2009 together with other related budget legislation (the “Amended 2009 Budget Act”), the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010-11 May Revision includes further reductions to many programs. If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in fiscal year 1998-99 adjusted for population and inflation growth.

As of June 2010, the State was slowly emerging from the recession, but economic growth was modest and the level of unemployment was still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) were projected to fall by more than 20 percent from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (about $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($10 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (about $1 billion below peak levels). Consumer spending driven by easy credit and growth in home values is also not likely to return to levels prior to 2010 in the foreseeable future. Future revenues are also expected to be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

In January 2010, California’s projected budget gap for fiscal years 2009-10 and 2010-11 was $19.9 billion. The deterioration of the State’s fiscal condition since adoption of the Amended 2009 Budget Act was due to a combination of lower than projected revenues, failure to achieve expected savings (due in part to adverse court decisions) and population and caseload growth. A Special Session of the Legislature in February 2010 enacted several bills which addressed about $2.1 billion of this gap. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added about $1.3 billion to the gap, so that the 2010-11 May Revision projected the remaining budget gap at $19.1 billion. This figure is comprised of a 2010 shortfall of $7.7 billion, a fiscal year 2010-11 shortfall of $10.2 billion and a $1.2 billion reserve for fiscal year 2010-11.

The 2010-11 May Revision proposes additional solutions to close the remaining budget gap. Additional federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional federal funds contained in 2010-11 Governor’s Budget. Spending reductions account for $12.4 billion in solutions. Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues. In response, Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another which would rely on a borrowing plan using certain significant non-General Fund revenues. As of June 2010, these proposals were being considered by the Legislature. Even if all the Governor’s proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The sharp drop in revenues over the 2009-10 and 2010-11 fiscal years also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which could not be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. The registered warrants were all called for redemption on September 4, 2009 once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to make high-priority payments, including debt service on bonds, payments to schools, or employee payrolls. The issuance of state registered warrants in 2009 was only the second time the State had issued state registered warrants since the 1930s.

The 2010-11 May Revision projected that the State would have sufficient cash resources to pay all of its obligations through the end of the 2010-11 fiscal year, including repayment of all outstanding revenue anticipation notes in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session in early March 2010 was to provide the State with additional tools to manage cash in the summer of 2010 and during key months of the budget year by authorizing short-term deferral of certain state payments, primarily to schools and local governments. Proposals to close the budget shortfall were expected to substantially reduce this cash gap. In addition to budget solutions, the State needs to obtain external financing early in the fiscal year. At the Governor’s direction, the Department of Finance has begun working with the State Controller’s Office and the State Treasurer’s Office to develop additional cash solutions as needed to meet the State’s payment obligations.

The national and California economies improved between the 2010-11 Governor’s Budget and the 2010-11 May Revision. Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010. However, as of June 23, 2010, some sectors of both economies had yet to show any positive signs—construction being a prime example.

There are signs that home prices have begun to stabilize and have improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

As of June 23, 2010, the State believed that the longest and deepest recession in the post-Depression era was most likely over. Both the state and national economies appeared poised to make modest comebacks, and many indicators released since the 2010-11 Governor’s Budget forecast were more encouraging than originally expected. Still, the State anticipated that the recovery would probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and, as of June 23, 2010, had substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which was estimated to be $51.8 billion as of June 30, 2009.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 39.8 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and, in the 2010-11 May Revision, to account for elimination of state funding within the guarantee for state subsidized child care programs. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional monies are available. No such transfers are anticipated during fiscal years 2009-10 and 2010-11.

The Amended 2009 Budget Act reduced fiscal year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the fiscal year 2008-09 revised Proposition 98 spending level, the Budget Act for the 2009-10 Fiscal Year adopted on February 19, 2009, together with other related budget legislation (the “Initial 2009 Budget Act”) included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The fiscal year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

In July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. The fiscal year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduced fiscal year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

In the 2010-11 Governor’s Budget, the Administration proposed to amend the fiscal year 2008-09 Proposition 98 funding level established in statute to reflect actual appropriations for fiscal year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion. The proposed fiscal year 2008-09 Proposition 98 funding level was $2.2 billion over the minimum required funding level. For fiscal year 2009-10, the Proposition 98 Guarantee level was decreased to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act. A portion of this reduction was achieved without any action as the cost of continuously appropriated programs is projected to be lower than estimated at the time of the Amended 2009 Budget Act. The Governor also reduced Proposition 98 funding to this level by reducing appropriations to reflect anticipated actual savings.

In the 2010-11 May Revision, the Administration withdrew its proposal to amend the statute that established a fiscal year 2008-09 Proposition 98 funding level because updated actual appropriations align closely with the $49.1 billion level originally set in statute. For fiscal year 2009-10, the Proposition 98 Guarantee was to be funded at $49.9 billion, consistent with the 2009-10 Governor’s Budget. However, the actual Guarantee decreased $503 million, and the Administration did not decrease funding for fiscal year 2009-10, but proposed to count this overappropriation as a down payment on the $11.2 billion obligation created in statute during negotiations for the Amended 2009 Budget Act.

As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2010-11 is projected to decrease to $48.4 billion from the 2010-11 Governor’s Budget estimate of $50.0 billion and the General Fund share is projected to be $35.0 billion of total Proposition 98 funding. This reflects the revised Test 1 factor of 39.8 percent described above, including accounting for the Governor’s proposed elimination of state subsidized child care programs.

The Budget reflects General Fund Proposition 98 expenditures in fiscal years 2008-09 through 2010-11.

Legislation adopted with the Amended 2009 Budget Act created an outstanding obligation for the 2008-09 fiscal year of $11.2 billion. This obligation is to be repaid commencing in fiscal year 2010-11, in years when per capita General Fund revenue growth exceeds per capita personal income growth. Specifically, the obligation repayment is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. As referenced above, the Administration proposed to make a payment of $503 million towards this obligation in fiscal year 2009-10, which would leave a balance of $10.7 billion. In light of the State’s fiscal condition as of June 23, 2010, the Administration proposed to delay commencing repayment of the remaining $10.7 billion obligation from fiscal year 2010-11 until fiscal year 2011-12. Repayment amounts cannot be determined until certain Proposition 98 factors (e.g., per capita personal income and per capita General Fund revenue growth factors) are available. In addition, the Administration proposed to count the $2.2 billion over appropriation of the Proposition 98 Guarantee in fiscal year 2008-09 as payment of the $1.3 billion maintenance factor outstanding at the end of fiscal year 2007-08.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenue increased the estimated fiscal year 2004-05 Proposition 98 Guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in fiscal year 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for the 2009-10 fiscal year. The 2010-11 Governor’s Budget proposed to restart the annual settlement payments by providing $270 million for 2009-10 and $180 million for fiscal year 2010-11, a total of $450 million. However, the 2010-11 May Revision instead proposes to provide $30 million for fiscal year 2009-10 and $420 million for fiscal year 2010-11 for a total of $450 million.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for fiscal year 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the fiscal year 2006-07 allocation and $150 million for the fiscal year 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the fiscal year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The

Initial 2009 Budget Act used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. The State has indicated that this amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year.

As of June 2010, most Proposition 98 mandates have been deferred, rather than suspended. However, a recent court ruling now requires the State to either fully fund the costs of all education mandates (and not defer payment for them), or suspend the operation of those mandates. The annual cost of reimbursing schools for existing mandates would be in the hundreds of millions of dollars. The 2010-11 Governor’s Budget suspends most mandate costs. However, the 2010-11 Governor’s Budget proposes to fund the inter-district and intra-district transfers and California High School Exit Exam mandates. The 2010-11 May Revision continues these same mandates-related proposals.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds, as described below).

As of May 1, 2010, the State had outstanding $78,439,139,000 aggregate principal amount of long-term general obligation bonds, of which $68,917,429,000 were payable primarily from the State’s General Fund, and $9,521,710,000 were “self-liquidating” bonds payable first from other special revenue funds. As of May 1, 2010, there were unused voter authorizations for the future issuance of $42,909,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,331,210,000 is for general obligation bonds payable first from other revenue sources.

Legislation enacted on November 4, 2009 authorizes submission to the voters at the statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010 election ballot.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2010, the State had outstanding $5,294,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 6.7 percent of the State’s total outstanding general obligation bonds as of that date.

Under state law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of June 2010, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Prior to late 2008, commercial paper notes were used primarily to repay internal loans from the State’s Pooled Money Investment Account (“PMIA”), as a step toward issuance of long-term bonds. However, the internal loan program is no longer being used for general obligation bond programs and all such loans have been repaid from sale of long-term general obligation bonds. Pursuant to the terms of the bank credit agreement in effect as of June 23, 2010, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of May 7, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding, most of which relates back to retirement of PMIA loan expenditures in 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2010 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

During 2009, the State took a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate Economic Recovery Bonds and for its Commercial Paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. As of June 23, 2010, the State faced the need to renew about $1.37 billion of letters of credit for several series of variable rate general obligation bonds in November and December 2010.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The State had $10,071,627,519 in lease-revenue obligations outstanding as of May 1, 2010. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $9,834,701,000 authorized and unissued as of May 1, 2010.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2009.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (stimulus bill). One provision allows municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable state income tax debts.

Starting in April 2009 and through April 30, 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.46 billion for the general obligation BABs and $338 million for the lease-revenue BABs. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. In late May 2010, the House of Representatives passed a bill (H.R. 4213) which extends the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; as of June 23, 2010, this proposal had not yet been acted on by the Senate.

Future Issuance Plans; General Fund Debt Ratio

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the amount of such General Fund-supported debt outstanding to more than $79 billion, while still leaving authorized and unissued about $51 billion of such bonds as of May 1, 2010. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease-revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease-revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds). A few weeks later, the State took advantage of the new federal rules to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. An additional $6.546 billion of tax-exempt and taxable general obligation bonds ($2.66 billion BABs) were issued in the fall of 2009, together with $1.549 billion of lease-revenue bonds ($250 million BABs).

The combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the State had issued $5.9 billion of general obligation bonds and $721 million of lease-revenue bonds in calendar year 2010. The 2010-11 May Revision projects issuance of about $15.8 billion of general obligation and lease-revenue bonds in fiscal year 2010-11. These are preliminary estimates, and the actual amount of bonds sold for the balance of fiscal year 2009-10 and in fiscal year 2010-11 will depend on many factors, including more detailed review of program needs, budget priorities and market conditions.

Based on Department of Finance projections as of June 2010 of program expenditure needs, without taking into account any future authorizations which may occur, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease-revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of June 23, 2010, is estimated to peak at approximately $111.3 billion by fiscal year 2014-15, compared to the outstanding amount as of June 23, 2010 of about $80.8 billion. The annual debt service costs on this amount of debt are estimated by the State Treasurer to increase to approximately $9.93 billion in fiscal year 2012-13 compared to about $6.09 billion budgeted in fiscal year 2009-10. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $9.97 billion in fiscal year 2017-18. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease-revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 May Revision, in fiscal year 2009-10, the General Fund Debt Ratio is estimated to equal approximately 7.03 percent. Based on the assumed debt issuance referred to in the preceding paragraph, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.58 percent in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 9.34 percent. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues which will in turn depend on a variety of factors including but not limited to economic, population and inflation growth. Based on the State’s debt issuance projections as of June 2010 and an assumed combined average annual General Fund revenue growth rate of between 2 percent and 5 percent, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.26 percent to 8.67 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s general obligation and lease-revenue BABs outstanding as of June 2010, and an assumed interest rate of 6.25 percent and 6.75 percent for future issuances of general obligation and lease-revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the

2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2009-10, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues was expected to be used to retire ERBs on June 24, 2010.

The Governor suspended each of fiscal years 2008-09, 2009-10 and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.

Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment. Nevertheless, as of June 2010, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through June 23, 2010, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (“JPA”) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2010-11 Governor’s Budget includes $90.8 million General Fund monies for the interest payments that are expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are expected to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in 22 of the last 23 fiscal years and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used during fiscal year 2008-09 and, as of June 23, 2010, to that point during fiscal year 2009-10:

•	The State Controller delayed certain types of disbursements from the General Fund.

•	Legislation was enacted during the fiscal year increasing the State’s internal borrowing capability, and the State increased the General Fund’s internal borrowings.

•	Legislation was enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

In addition, as noted below, the State issued registered warrants in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of June 23, 2010, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (the “PMIB”). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there were no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. On September 29, 2009, the State issued $8.8 billion of RANs, which matured in May and June 2010.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal years 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

On March 1, 2010 the Governor signed a bill to provide additional cash management flexibility to State fiscal officials (Chapter 1, Statutes of 2009-10 Eighth Extraordinary Session, the “cash management bill”). The cash management bill authorized the Controller to delay making payments during March 2010 totaling about $1.1 billion for several programs, including higher education, trial court operations (but not payroll) and contribution to the State Teachers’ Retirement System (“STRS”). All such deferrals were to be repaid between April 15 and May 1, 2010.

The cash management bill also authorizes deferral of certain payments during fiscal year 2010-11 including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), SSI/SSP reimbursements to the federal government, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, STRS payment modifications and trial operations (not including payroll). Many of these deferrals may be made in July 2010, October 2010 and March 2011, not to exceed 60, 90 and 60 days, respectively. However, depending on actual cash flow conditions at the time, the Controller, Treasurer and Director of Finance may either accelerate or delay the deferrals up to 30 days, or reduce the amounts deferred. In total, as of the 2010-11 May Revision, the Department of Finance estimates these deferrals will improve the State’s cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts that can demonstrate hardship will not be subject to these deferrals. The cash management bill expressly provides that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2008-09, approximately 90 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Amended 2009 Budget Act

New Revenues

The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

•

Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5 percent to 6 percent. This tax increase is to be in effect through June 30, 2011. As of the 2010-11 May Revision, this tax law change is expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

•

Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2011. As of the 2010-11 May Revision, this law change is expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

•

Personal Income Tax Surcharge: The Initial 2009 Budget Act provided for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. As of the 2010-11 May Revision, this change is expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

•

Dependent Exemption Credit Reduction: The Initial 2009 Budget Act included a temporary reduction in the Personal Income Tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010-11 May Revision, this change is expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

•

Non-Retailer Registration for Use Tax: Under prior law, non-retailers—those who do not sell tangible personal property—were not required to register with the Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change is expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter.

•

Accelerate Estimated Tax Payments: Under prior law, individuals and corporations were required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent payable on April 15, the second quarter will increase to 40 percent payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent payable on December 15 for corporations and January 15 for individuals. As of the 2010-11 May Revision, this law change is expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

•

Accelerate Wage Withholding: This tax law change increased wage withholding rates by 10 percent and, as of the 2010-11 May Revision, is expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

•

Require Backup Withholding: Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. As of the 2010-11 May Revision, this law change is expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

State Office Building Sales Program

Pursuant to legislation enacted in 2009, the Department of General Services (“DGS”) solicited proposals for the disposition of 11 state office properties, through a sale, lease, or a sale with an option to lease back. A large number of bids were received in April 2010 and, as of June 23, 2010, the Department of General Services was still conducting due diligence on the bids received. The State has indicated that once a preferred buyer has been identified, DGS will notify the Legislature. As of June 23, 2010, under current law, the Legislature has 30 days to review the sales agreement, but a bill adopted unanimously by the Assembly on June 3, 2010 (AB 2605) would require affirmative Legislative approval for the building sale to proceed. As of June 23, 2010, this bill was pending in the Senate. As of that date, the amount of potential revenue from the proposed sale was unknown. The 2010-11 May Revision assumes approximately $600 million of one-time net revenues to the General Fund over the next three years from the sale. (Approximately $1.1 billion of other sale proceeds would have to retire existing debt used to construct some of the buildings.)

Sources of Tax Revenue

Personal Income Tax

The California personal income tax, which accounted for 52.4 percent of General Fund revenues and transfers in fiscal year 2008-09, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. For tax years 2009 and 2010, the rates will range from 1.25 percent to 9.55 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 43 percent of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in 2000-01. The 2010-11 May Revision projects that capital gains will account for 3.6 percent of General Fund revenues and transfers in fiscal year 2009-10 and 5.8 percent in fiscal year 2010-11.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 28.7 percent of General Fund revenues and transfers in fiscal year 2008-09, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of May 1, 2010, the breakdown of the base state and local sales tax rate of 8.25 percent was as follows:

•	6 percent imposed as a State General Fund tax (this tax rate is scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Proposition 1A of 2004, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. A proposed initiative constitutional amendment, which, as of June 23, 2010, has not yet been certified for the November 2, 2010 election ballot, would restrict the ability of the State to use or borrow money from local governments, and monies dedicated to transportation financing.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. Identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010-11 May Revision projects that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax

The corporation tax accounted for 11.5 percent of General Fund revenues and transfers in fiscal year 2008-09.

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. A decision may be issued during fiscal year 2010-11. An adverse ruling would result in a potential loss of revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of about $500 million thereafter.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which were to become effective in 2011 or later. An initiative statute has been submitted for possible inclusion on the November 2010 ballot which would repeal all of these new tax benefits. It is estimated that such a repeal, if qualified for the ballot and approved by the voters, would increase General Fund revenues by about $1.7 billion annually starting in fiscal year 2011-12.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35 percent gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee

The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65 percent to 1.15 percent, effective May 19, 2009, through June 30, 2011. Of this 0.5 percent increase, 0.35 percent goes to the General Fund with the remaining 0.15 percent going to local law enforcement.

An initiative has been qualified for the November 2010 ballot which would increase the annual vehicle license fee by $18 and dedicate the revenue to support of state parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax is scheduled to be reinstated along with California’s estate tax. Federal estate tax law may be changed to modify or eliminate the state pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 39 percent of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles. About $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in state aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA ending in December 2010, Californians can expect to see a $19.5 billion investment in health and human services, an $11.8 billion investment in education, a $5.2 billion investment in labor and workforce development, and a $4.7 billion investment in transportation infrastructure.

The 2010-11 May Revision includes an estimated $5.0 billion in fiscal year 2009-10 and $5.6 billion in fiscal year 2010-11 federal funds to offset General Fund expenditures. The majority of these federal funds are ARRA funds.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010-11 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment agency funds from revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These revenues are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are established by Proposition 1A of 2004 and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their Low and Moderate Income Housing Funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current CRA lawsuit. A group of counties has filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010 upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The CRA has appealed the ruling.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.6 billion in state resources in fiscal year 2009-10 and $2.7 billion in fiscal year 2010-11, as well as $499 million in resources from the counties in each fiscal year. The 2010-11 May Revision reflects $236.5 million in General Fund reductions for the trial court system, $17.4 million of which is a one-time reduction. Of the remaining reduction amount, $206.1 million is to be offset by special fund revenues. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC program and California’s previous welfare program, Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to increase in fiscal year 2010-11. CalWORKs caseload projections are 552,000 cases in fiscal year 2009-10 and 569,000 cases in fiscal year 2010-11. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2010-11, caseload is projected to decline by over 10 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of June 23, 2010, current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. In August 2009, the State received official notice from the federal government that California failed to meet the work participation rate for

FFY 2007, the first year for which the DRA’s changes were effective. However, California’s penalty of approximately $230 million was waived primarily due to the impact of program changes made in the DRA and California’s ability to engage nearly 30,000 families in work activities between FFY 2006 and FFY 2007. As a result of not meeting the work participation rate requirements, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2010-11 Governor’s Budget continues to reflect an increase of MOE spending by $179.5 million in fiscal years 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty. As of June 23, 2010, the federal government had recently notified California that it had not met the FFY 2008 work participation rate requirements and assessed a penalty of $47.7 million. Under state law, 50 percent of the penalty amount is the State’s responsibility and the remaining 50 percent would be shared among those counties not meeting work participation rate requirements. As of June 23, 2010, the State intended to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to fiscal year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in fiscal year 2011-12. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. In addition, beginning in fiscal year 2011-12, the following long-term reforms are scheduled to become effective:

•	Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months.

•	Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees.

•

Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months.

•

Reducing by 25 percent the child-only grant for non-work-eligible adults unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

•

Eliminating the statutory cost of living adjustment (“COLA”) for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits, including the 2009-10 fiscal year.

Nationwide, ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceed the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). The 2010-11 May Revision continues to assume an extension of the enhanced funding provided for health and social services programs by ARRA. Absent the proposal to eliminate the CalWORKs program (described below), this would result in a General Fund decrease of $386.6 million as a result of the federal government continuing the TANF-ECF provided to California through fiscal year 2010-11.

The 2010-11 May Revision continues to propose (1) reducing monthly grant payments by 15.7 percent to reduce California’s grant level to the average of the ten states with the highest cost of living, (2) reducing the level at which the State reimburses child care providers, and (3) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years. These proposals were initially assumed to become effective June 1, 2010, for General Fund savings of $207.2 million. However, due to delayed implementation to October 1, 2010 and a decreased caseload projection, the 2010-11 May Revision reduces the General Fund savings resulting from these proposals to $138.8 million in fiscal year 2010-11. These savings would increase to approximately $488 million if the federal government does not extend the TANF-ECF-ARRA funding described above.

Due to the severity of California’s structural deficit, the 2010-11 May Revision also proposes to eliminate the CalWORKs program, effective October 1, 2010, for net General Fund savings of $1.07 billion in fiscal year 2010-11. These savings are in addition to the savings resulting from the proposals identified above. The savings amount consists of $1.51 billion General Fund savings in direct CalWORKs expenditures, partially offset by a $445.5 million General Fund increase to backfill the loss of TANF Block Grant funds in various programs, including Foster Care, Child Welfare Services, CalGrants, and the Department of Developmental Services. In addition, elimination of CalWORKs would result in forgoing $386.6 million TANF ECF in fiscal year 2010-11.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of June 23, 2010, approximately 4.0 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

For the 2010-11 May Revision, Medi-Cal expenditures are estimated to be $ 41.2 billion ($10.1 billion from the General Fund) in fiscal year 2009-10 and $48.8 billion ($11.2 billion from the General Fund) in fiscal year 2010-11. There is a net increase of $1.1 billion in Medi-Cal General Fund expenditures in fiscal year 2010-11, when compared to revised fiscal year 2009-10. This is the net result of:

(a) an increase in the base cost of about $4.2 billion due to the currently scheduled end of ARRA enhanced funding ($1.7 billion), removal of the Proposition 1A transfer ($1.6 billion), base caseload and cost increases ($0.9 billion), and other baseline issues, and

(b) proposed savings of $3.1 billion resulting from an anticipated increase in federal funds, various program reductions, and other solutions. Many of the solutions involve reductions in services and coverage, and will require approval of the Legislature.

The 2010-11 May Revision included $720 million of General Fund savings from funds (to cover children’s health care costs in Medi-Cal) made available through the enacted AB 1383 hospital fee. Federal approval of the fee is necessary prior to implementation. The federal government is generally favorable of fees in some programs to provide the state match for obtaining the federal share of Medicaid services, provided that certain conditions are met. In this particular instance (AB 1383), the federal Centers for Medicare and Medicaid Services (“CMS”) has expressed concerns with California’s currently proposed fee structure. The Department of Health Care Services (“DHCS”) is working with the federal government to address its concerns so that the state policy can be implemented, yet cleanup state legislation will likely be necessary. Overall, the program uses fees on the industry to match federal funds, most of which are returned to Medi-Cal providers through supplemental payments, and $720 million ($80 million per quarter, through the end of the federal stimulus, which the President proposed for extension by six months from January 1 through July 1 in 2011) is designated for providing children’s health care in Medi-Cal.

Litigation is pending with respect to certain cost reductions implemented by the State.

Average monthly caseload in Medi-Cal is estimated at 7.28 million in fiscal year 2009-10. Caseload is expected to increase in fiscal year 2010-11 by approximately 262,300, or 3.6 percent, to 7.54 million eligible people.

The Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program provides family planning services for low-income Californians. The State accesses over $400 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal CMS, for the past five years (the waiver was to expire on November 30, 2004), the waiver has been operating on a month-to-month waiver extension basis. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of more restrictive eligibility requirements, or the State would no longer be eligible for the matching federal dollars. On January 14, 2009, CMS sent another letter extending the waiver until March 31, 2009 to allow additional time for negotiation between the State and CMS. On March 31, 2009, CMS granted a six-month waiver extension from April 1 until September 30, 2009. CMS has granted an additional extension through June 2010. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

The 2008 Budget Act required the DHCS to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for fiscal year 2008-09. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for fiscal year 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumes that DHCS achieves $323.3 million in savings in fiscal year 2009-10. In the 2010-11 May Revision, DHCS estimates savings of $364.2 million in fiscal year 2009-10.

On February 17, 2009, President Obama signed ARRA, which enhances California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program through December 31, 2010. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment are eligible for an additional FMAP increase determined through a formula. California qualified for additional FMAP increase due to its high unemployment rate. California’s FMAP as of June 23, 2010 is 61.59 percent.

In February 2010, the federal government announced it would apply the federal ARRA FMAP to the clawback for October 2008 through December 31, 2010. The “clawback” is a payment made to the federal government to compensate for state Medicaid savings that would otherwise result from the Medicare Part D prescription drug benefit. This action resulted in $682.2 million one-time federal funds to offset the State’s General Fund. DHCS used $447.3 million in fiscal year 2009-10 to credit against the monthly Part D clawback payments, beginning with the January 2010 invoice that was paid in March 2010. The remaining amount would be used in fiscal year 2010-11.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2010-11 May Revision proposes $2.7 billion in General Fund expenditures for fiscal year 2010-11, 6.9 percent less than the revised fiscal year 2009-10 funding level of $3.0 billion. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2010-11, a 0.9 percent increase over the revised fiscal year 2009-10 projected level.

The 2010-11 May Revision proposes reductions of $206.5 million in fiscal year 2010-11 by (i) reducing maximum SSP grants for individuals by $15 per month to the federal minimum (SSP grants for couples are already at the federal minimum) and (ii) eliminating the Cash Assistance Program for Immigrants, which provides state-only benefits to legal immigrants who are not eligible for federal benefits. These proposals would become effective October 1, 2010.

The 2010-11 May Revision includes $1.6 billion new federal funds to offset the General Fund due to additional federal flexibility or support in a number of targeted areas, including federal reimbursement for the cost of incarcerating undocumented immigrant felons, moneys owed the state for incorrect Medicare disability determinations, and recalculation of state Medicare Part D clawback payments after taking into consideration aggressive state rebates (which would reduce clawback costs to California if these benefits were still provided through Medi-Cal), and possible General Fund relief through the new comprehensive Section 1115 Hospital Financing Waiver.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2010-11 May Revision includes total operating expenditures of $9.0 billion for CDCR from all funding sources. Of this amount, $8.7 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 63,000 personnel years (one personnel year is the full-time equivalent of one employee) at a total cost for salaries and benefits of approximately $6.3 billion. Lease payments and bond insurance costs total $268.7 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2010-11 May Revision includes reductions for CDCR totaling $1.1 billion. Of these savings, approximately $244 million would require further legislative approval to implement, and would require non-sex offender, non-serious, non-violent offenders convicted with a sentence of three years or less to serve their felony sentence in local jails. The reductions also include $10.6 million related to a reduction in juvenile institution and parole populations and an $811 million reduction to CDCR’s medical budget to reduce the Receiver’s Medical Services Program per-inmate medical costs to a level comparable to other correctional health care programs (as discussed below). As of June 23, 2010, CDCR’s per inmate medical cost is approximately twice that of states with comparably sized inmate populations.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. Three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008, but the Legislature did not approve funding for the plan.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. As of June 23, 2010, the CDCR plans to meet the Receiver’s needs through its implementation of the AB 900 Prison Construction Program.

On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order.

The State’s motion asking the Plata court to terminate the Receiver was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. Pending the outcome of these court proceedings, as of June 23, 2010, the Receiver continues to develop his construction plan.

The 2010-11 May Revision includes $943 million for the Receiver’s Medical Services Program, which is a decrease of $24 million compared to the 2010-11 Governor’s Budget. The 2010-11 May Revision also includes $517 million for the 2009-10 fiscal year for unanticipated operational expenses and for the implementation of the Turnaround Plan of Action.

As the court-appointed Receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling required the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State filed a prisoner-release plan with the three judge panel. On January 12, 2010, the three judge panel issued its final order, containing the same rulings. The State appealed the order to the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter is expected to be considered in the Court’s 2010-11 term.

The ruling will not result in the immediate release of any prisoners, only the preparation of a population reduction plan. The fiscal and policy impact of the three judge panel ruling is therefore unknown at this point, being dependent on the outcome of proposed budget solutions, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the state prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing.

Litigation challenging the constitutionality of the lease-revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease-revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration is implementing the construction programs within the constraints of cash available for interim financing. Several projects to provide mental health capacity have been initiated and the first projects are beginning construction during calendar year 2010. Additionally, several reentry and infill projects are anticipated to begin design during calendar year 2010.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million from the General Fund to complete various infrastructure and capacity improvements.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In a report titled “May 20, 2010 Unemployment Insurance (UI) Fund Forecast” (the “May 2010 UI Forecast”), the State Employment Development Department stated that the UI Fund had a deficit of $6.2 billion at the end of 2009, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $15.3 billion at the end of 2010; and $20.9 billion at the end of 2011. The projections in the May 2010 UI Forecast were based on an economic outlook and labor projections prepared in January 2010.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds with state funds (typically with funds from the General Fund). However, ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011, or interest payments would begin as described below.

Assuming the State does not begin repayment of the loan prior to September 2011, as described above, in fiscal year 2011-12 the General Fund would be required to make an interest only payment of approximately $554 million for the period from January 1 through September 30, 2011 (based on an assumed then-outstanding federal loan of $20.9 billion). The amount payable in fiscal years after fiscal year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. As of June 23, 2010, Congress was considering an extension of the interest waiver beyond December 31, 2010.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2009, included 1,458 school districts and 1,568 public agencies. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2009-10 was approximately $16.9 billion.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions (including contributions by the State) and employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

Employees, except those participating in the non-contributory, second tier plan contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan, and these employees generally receive lower pension benefits.

The State and Schools Actuarial Valuation for the year ended June 30, 2008 uses the Market Value of Assets (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS is monitoring the funded status of the plan using the MVA to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent valuation, based on data through June 30, 2008, showed an accrued unfunded liability allocable to state employees of $18.338 billion (AVA basis) and $16.293 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past 10 years, five years, and three years (in each case through fiscal year 2007-08) have been 6.5 percent, 10.7 percent, and 8.1 percent, respectively.

For the six month period ended December 31, 2009, CalPERS experienced a net investment gain of 12.57 percent.

In November 2009, CalPERS estimated on a preliminary basis that the funded status based on the market value of assets had at that time fallen from 84.9 percent to 55.4 percent with an unfunded actuarial liability of $50.6 billion, based on the market value of assets and assuming a 7.75 percent rate of return. If a more conservative rate of return is assumed, then the unfunded actuarial liability would be significantly increased, and the state contribution level would increase.

Because of the rate stabilization methods adopted by the Board in April 2005 and in August 2009, the impact of current market returns, and in particular, the fiscal year 2008-09 investment loss, on employer rates for the future should be mitigated. When CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value. Any asset value changes outside these ranges will result in a greater impact on future employer contribution rates.

The negative 5.1 percent return for fiscal year 2007-08 used up about 13 percent of the 14 percent set aside for the “rainy day” fund. The remaining 1 percent was used in developing employer contribution rates for the 2009-10 fiscal year. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2008, in recent years, the demographic experience of most plans translated to increases in employer rates.

CalPERS’ rate stabilization methods help to mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which is estimated to be $3.5 billion for fiscal year 2010-11) could increase by 50 percent or more.

Although the investment horizon for pension plans is long term, CalPERS recognizes that investment returns over the short term fluctuate and can lead to volatile employer contribution rates, despite the current smoothing policy in place. Announced in August 2009, CalPERS has implemented an enhancement to its rate stabilization method, which is to utilize a 3-year phase-in of the negative 23 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value nor less than 80 percent of the market value. Under the three-year phase in, assets are treated as follows:

1.	For fiscal year 2011-12, the actuarial value of assets cannot be more than 140 percent of the market value nor less than 60 percent of the market value on June 30, 2009.

2.	For fiscal year 2012-13, the actuarial value of assets cannot be more than 130 percent of the market value nor less than 70 percent of the market value on June 30, 2010.

3.	For fiscal year 2013-14, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value on June 30, 2011, a return to the previous values.

Lastly, the asset loss outside of the 80 percent—120 percent range is expected to be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, actuarial assumptions and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent enhancement to rate stabilization methods, and that such increases will not materially adversely affect the financial condition of the State.

Recent Developments. On June 16, 2010, CalPERS adopted a proposal that will increase the amount the State must contribute to CalPERS for state employee pensions in fiscal year 2010-11. The State projects this will result in an increase in contributions of approximately $281 million, approximately 55 percent of which must be paid from the General Fund.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program, and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of June 30, 2009, the DB Program had approximately 1,745 contributing employers. As of June 30, 2008, the DB Program had approximately 609,375 active and inactive program members and 223,968 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in fiscal year 2009-10, $71 million in fiscal year 2010-11, and $72 million thereafter.

The information relating to CalSTRS does not take into account any potential impact of negative investment returns of CalSTRS since June 30, 2008. CalSTRS has reported that its investment portfolio had a value of about $131.1 billion on January 31, 2010, compared to a value of $162.2 billion on June 30, 2008, a loss of about 19 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, based on data through June 30, 2008, showed an actuarial accrued unfunded liability of $22.5 billion. Actuarial valuations as of June 30, 2009 are expected to be available by Summer 2010. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past 10 years and five years (in each case through fiscal year 2007-08) was 11.4 percent and 7.2 percent, respectively.

Other Post-Employment Benefits (“OPEB”)

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2009, approximately 141,900 retirees were enrolled to receive health benefits and 116,400 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

It is estimated that the State’s required contribution on a “pay-as-you-go” basis will be $2.26 billion by fiscal year 2015-16.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”), the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs. In May 2008, the Governor released a statement endorsing the recommendations made by the Public Employee Post-Employment Benefits Commission, a group charged with identifying and comparing the advantages and disadvantages of various approaches for unfunded post-employment benefits, and proposing a plan to address unfunded post-employment benefits. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration (“DPA”) to research and provide options to allow the State to begin pre-funding OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

The Department of Finance and DPA identified four options that present opportunities for reducing the State’s current and future actuarial liabilities including the use of lower cost health plan options, active employee contributions to an OPEB trust fund, increasing the vesting period for lifetime health benefits from a graduated schedule at 10 years to 25 years, and a variety of incentives designed to promote longer careers. Implementing the recommended options concurrently could potentially reduce the State’s Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years.

On February 9, 2010, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the AAL.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2009, the current pay-as-you-go funding policy results in an AAL of $51.82 billion, an annual OPEB cost of $3.93 billion, estimated employer contributions of $1.44 billion and an expected net OPEB obligation of $7.18 billion for fiscal 2009-10.

The key factors contributing to the $864 million change in actuarial liabilities from the previous valuation report include:

•	Health care claims grew at a rate lower than the assumed trend rate, resulting in a decrease in actuarial liabilities of approximately $1.03 billion.

•	Demographic experience (more members retiring earlier and living longer than assumed) caused actuarial liabilities to increase by $601 million.

•

Changes in assumptions and methods (updating the aging factors and health care trend rates used to project the member’s average health care claim costs after retirement) increased actuarial liabilities by $1.29 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol officers, including cadets, and supervisors, and managers. The contributions for prefunding OPEB were effective July 1, 2009, and are deposited in an account in the California Employers’ Retiree Benefits Trust. Effective July 1, 2012, the State will match the officers’ ongoing cumulative contributions.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010-11 May Revision defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is $965.4 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that is to be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 15, 2013. The 2010-11 May Revision includes $90.8 million for the interest payments that are to be incurred in fiscal year 2010-11 to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and clarifies the role of the Mental Health Services Oversight and Accountability Commission. The 2010-11 Governor’s Budget included a proposal to amend the nonsupplantation and maintenance-of-effort requirements of Proposition 63 to allow the use of Proposition 63 funds for portions of the Early and Periodic Screening, Diagnosis, and Treatment Program and the Mental Health Managed Care Program. Implementation of this proposal would have required voter approval at a general election. However, as of the 2010-11 May Revision, the Budget no longer includes this proposal.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07, 2007-08 and 2008-09 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. The Amended 2009 Budget Act fully funded the Proposition 42 transfer in fiscal year 2009-10 at $1.433 billion with another $83 million to repay a portion of past suspensions. Chapter II, Statutes of 2010, in the Eighth Extraordinary Session eliminated the General Fund sales tax on gasoline that funded the Proposition 42 Transfer, and replaced it with increased fuel excise tax revenues that go directly to local governments for road maintenance and to the State Highway Account for highway maintenance and rehabilitation projects.

Proposed November 2010 Initiatives

Proponents have filed a number of initiative petitions with the Secretary of State for inclusion on the November 2, 2010 ballot of measures which would affect the budget process. As of June 23, 2010, the Secretary of State was sampling signatures to determine if the required number of valid signatures for each proposal had been submitted. The Secretary of State was expected to announce by June 24 or June 25, 2010 which measures had qualified; for some measures, counting of signatures may continue after this deadline and the measures may eventually be qualified for the next statewide election after November 2, 2010.

Local Government Funds

A measure called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010” has qualified for the November 2, 2010 ballot. If adopted, this measure would reverse Proposition 1A of 2004 and prohibit any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and would prohibit changes in the allocation of property taxes among local governments designed to aid state finances. The Proposition 1A borrowing done in 2009 would be grandfathered. In addition, the State would be prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with the new law would be repealed.

Increases in Taxes or Fees

This measure would revise provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure would specify that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit would be a tax requiring two-thirds vote. Finally, any tax adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if the measure were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

Majority Vote for Budget

This measure would change the present requirement of a two-thirds vote for adoption of a budget bill to a majority vote of each house. It would not change the two-thirds vote requirement for adoption of increased taxes.

Legalization of Sale of Marijuana

This proposal has been certified for the November 2010 ballot, and would legalize the possession and sale of certain amounts of marijuana in the state. If these sales were subject to taxation, the State would obtain additional revenue.

Two other measures also submitted for qualification for the November ballot involve changes in state revenues, and are discussed above under “Sources of Tax and Other Revenue.”

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2008. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that, as of May 2010, the Administration projected the fiscal year would end with a negative balance of $6.8 billion at June 30, 2010. The discussion below describes some of the elements of the Amended 2009 Budget Act which could not be implemented as originally expected.

The Amended 2009 Budget Act contained the following major General Fund components:

1.	Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every state program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the budget solutions included:

•	Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

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Redevelopment Agency Borrowing—The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer, which, if successful, could adversely affect the State’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the state in this challenge; the decision has been appealed. Subsequent to enactment of the Amended 2009 Budget Act the Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the Low and Moderate Income Housing Funds to make the fiscal years 2009-10 and 2010-11 payments.

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Payroll Shift—One-time savings of $1.618 billion ($937.6 million from the General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010 to July 2010 for all entities that are paid through the Uniform State Payroll System. This shift is to be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the Legislature, the California Exposition and State Fair, and local trial courts.

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State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2.	Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from ARRA to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at about $8.7 billion. As of May 19, 2010, approximately $7.8 billion had been received by the State, and the remainder was expected by the end of June 2010.

3.	Cash Flow Management—The deterioration of revenues resulted in a cash shortage in fiscal years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act included a number of cash solutions to better balance timing of receipts and disbursements. Further cash management solutions were adopted by the Legislature as part of a special session in early 2010. The State expected to be able to meet its payment obligations in the final months of fiscal year 2009-10 through administrative actions.

4.	Proposition 98—As of the Amended 2009 Budget Act, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion.

5.	K-12 Education—The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10 of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10 of which $35.9 billion was to be funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10.

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Higher Education—The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of Higher Education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges.

The 2010-11 May Revision included total funding of $20.5 billion for fiscal years 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research).

7.	Health and Human Services—The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from ARRA. As of the 2010-11 May Revision, non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10 were projected to be $24.9 billion.

8.	Transportation Funding—The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the Public Transportation Account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the state sales tax on gas and increasing the state gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the Public Transportation Account, eliminating the so-called spillover allocation. Fuel excise tax revenues are to be used to offset highway bond debt service, thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief is projected for fiscal year 2010-11.) Remaining Public Transportation Account funds and new diesel sales tax revenues are used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset. Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 is proposed to be lent to the General Fund. This funding is available without diminishing previously anticipated transportation program levels and are to be repaid in three years.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for the remainder of fiscal years 2009-10 and 2010-11. Two initiatives have been submitted for the November 2010 ballot which, if either is approved, limit the ability of the State to implement the transportation legislation.

9.	Budget Stabilization Account—Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

10.	Prison Funding—The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of

$1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 May Revision

The 2010-11 May Revision revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 May Revision projected, based on the various assumptions and proposals it contains, that the state would end fiscal year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor’s Budget.

The 2010-11 May Revision reflected a net increase of $493.1 million in the General Fund beginning balance at the start of fiscal year 2009-10, since the 2010-11 Governor’s Budget. This change in the starting balance is primarily due to the following components:

•	a $317.4 million increase in prior year Corporate Income Tax accruals; and

•	a $184.1 million increase in fiscal year 2008-09 Proposition 98 savings.

As of the 2010-11 May Revision, General Fund revenues and transfers for fiscal year 2009-10 were projected at a revised $86.5 billion, a decrease of $1.563 billion compared with the 2010-11 Governor’s Budget estimates. This change is primarily made up of the following components:

•	a $2.619 billion decrease in personal income tax;

•	an $816 million increase in sales and use tax; and

•	a $240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for fiscal year 2009-10 were projected at $86.5 million, an increase of $373 million compared with the 2010-11 Governor’s Budget estimates. This increase in expenditures is primarily attributable to an increase in Proposition 98 expenditures of $1.2 billion, and a decrease in non-Proposition 98 expenditures of $803.3 million. The increase in Proposition 98 expenditures is primarily due to a decrease in Proposition 1A and RDA offset.

The Non-Proposition 98 expenditure decrease is due primarily to the combined effects of an $814 million increase in Health and Human Services expenditures, a decrease of $367.9 million in borrowing costs, increased Federal Funds Offsets of $430.5 million, and an increase in Proposition 1A and RDA offsets of $890.2 million (previously budgeted as offset to Proposition 98 expenditures).

Budget Risks

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in fiscal year 2009-10 through June 23, 2010 have differed from such assumptions in material respects, and circumstances and conditions for the balance of fiscal year 2009-10 could differ from those assumptions, and the State’s financial condition may continue to be adversely impacted.

As of June 23, 2010, budget risks still remaining for the 2009-10 fiscal year included, but were not limited to, the following:

•	Actual revenues through the end of fiscal year 2009-10 could be below projected amounts.

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Delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation. As of June 23, 2010, the following cases dealing with elements of the Amended 2009 Budget Act were still pending:

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Almost three dozen separate cases dealing with the Governor’s furlough of state employees ($1.3 billion potential General Fund impact) remained pending. The State Supreme Court granted review of several cases, and several others were pending before the Court of Appeal. (In March 2010, the Legislature passed legislation exempting from furlough state workers paid from sources other than the General Fund. The Governor vetoed this bill.)

•	Potential court orders for the State to expend moneys for prison healthcare improvements, in excess of the amounts included in the Amended 2009 Budget Act.

Although appeals were continuing, the Governor had prevailed at lower court levels on several cases challenging aspects of the Amended 2009 Budget Act, including his vetoes of appropriations in July 2009, and the transfer of redevelopment agency moneys.

Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants ($2.6 billion) as of September 4, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

The 2010-11 May Revision projected that the State would have sufficient cash resources to repay all of its $8.8 billion of 2009-10 Series A Notes in June of 2010 as scheduled, and they were all retired as of June 23, 2010. Cash flow projections prepared following the 2010-11 May Revision showed an available balance of cash and unused borrowable resources at June 30, 2010 of about $6.2 billion, after repayment of the revenue anticipation notes. In late January 2010, the State Controller issued a report projecting a small negative cash balance (under $200 million) on or about April 1, 2010. Reports of cash receipts for the months of January, February and March 2010 showed improved cash balances, and the Department of Finance, State Controller’s Office, and State Treasurer’s Office worked together to manage cash resources through the early April 2010 period by identifying additional borrowable resources and obtaining legislative approval for certain cash deferrals as described above under “Payment Deferrals.” Although cash receipts for the month of April 2010 were $3.6 billion below projections (partly offset by May 2010 cash receipts which were $500 million above projections), the Controller’s Office expected to have an adequate cushion of cash resources through the balance of fiscal year 2009-10.

Cash Management in Fiscal Year 2010-11

The State Controller issued a report on June 2, 2010, based on revenue and spending estimates from the 2010-11 May Revision and actual cash receipts and expenditures through April 30, 2010, containing cash projections for the remainder of the 2010 calendar year. The report contains two separate projections, one assuming a timely adopted budget including solutions equivalent to those in the 2010-11 May Revision, and another assuming a budget adopted on October 1, 2010. Although a late budget would ultimately reduce the budgetary benefit of any solutions, as a cash matter it would have the positive effect of limiting certain expenditures early in the fiscal year. The report therefore projects that in either scenario, the State will maintain a prudent cash cushion through July and August 2010. Cash flow projections prepared following the 2010-11 May Revision assume external borrowing of $10 billion in August 2010 (assuming a budget has been adopted in a timely manner), although the Department of Finance notes that this number will be subject to further refinement as the terms of a budget act for fiscal year 2010-11 are finalized.

The Controller’s report notes that the State’s relatively positive projected cash position in the early months of fiscal year 2010-11 is not indicative of a return to fiscal health. Rather, the State’s cash position has improved as a result of (1) the cash deferral legislation passed in March 2010, described above under “Payment Deferrals” and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. The Controller also notes that while the State is not projected to run out of cash until the end of September 2010, in the absence of budgetary solutions, corrective action will be required before the cash resources are depleted. The Controller’s report indicates that one such corrective action could be the issuance of IOUs. The Department of Finance will continue to work with the State Controller’s Office and the State Treasurer’s Office to develop any additional cash solutions which may be necessary if adequate budget and cash solutions cannot be adopted in a timely manner by the start of fiscal year 2010-11.

2010-11 PROPOSED GOVERNOR’S BUDGET AND THE 2010-11 MAY REVISION

The 2010-11 Governor’s Budget, released on January 8, 2010, identified an estimated $19.9 billion budget gap by the end of fiscal year 2010-11 (including funding a $1.0 billion reserve). The Governor declared a fiscal emergency and called the Legislature into a special session at the time the proposed budget was released, and emphasized the need for the Legislature to implement many of the solutions proposed in the budget immediately to achieve their full value. Based on the Legislature’s actions, described below, and other factors, the 2010-11 May Revision reduces the budget gap estimate to $19.1 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and federal funds. The 2010-11 May Revision is to be the basis for final negotiations between the Governor and the Legislature to reach agreement on the fiscal year 2010-11 budget.

A special session of the Legislature in February 2010 enacted several bills which together with approved federal funds and other administrative actions addressed about $2.1 billion of the initially projected $19.9 billion gap. The largest portion of this action was enactment of legislation which repealed a portion of the sales tax and increased the excise tax on gasoline. This legislation is described further above under “Amended 2009 Budget Act—Amended 2009 Budget Act—Transportation Funding.” Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added about $1.3 billion to the gap, so that the 2010-11 May Revision projects the remaining budget gap at $19.1 billion.

The 2010-11 May Revision projects to end fiscal year 2010-11 with a $1.2 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $91.5 billion, an increase of $2.2 billion compared with estimates in the 2010-11 Governor’s Budget and of $3.4 billion compared with revised estimates for fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $83.4 billion, an increase of $0.5 billion compared with estimates in the 2010-11 Governor’s Budget and a decrease of $3.2 billion or 3.7 percent compared with revised estimates for fiscal year 2009-10.

The 2010-11 May Revision proposes a combined total of $19.1 billion of budget solutions for fiscal years 2009-10 and 2010-11. The solutions consist of the following major components:

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$12.4 billion in expenditure reductions (approximately 64.6 percent of total solutions). The largest item is a $4.3 billion reduction in Proposition 98 funding by eliminating state funding for child care costs (which are treated as a Proposition 98 school expenditure), $2.1 billion in reduced state employee costs including having employees pay a larger portion of pension contributions, $1.2 billion by eliminating the CalWORKs welfare program, and a series of other reductions, primarily in health and social services programs and about $1.0 billion in reductions in corrections costs. Some of these program reductions would require approvals or waivers from the federal government. Some of the proposals concerning social service programs would have the effect of shifting some of these costs to counties.

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$3.4 billion in federal funds solutions (17.7 percent of total solutions) (in addition to the $2.2 billion of federal funds already approved by the federal government for fiscal year 2010-11). This is substantially reduced from the $6.9 billion of additional federal funds included in the 2010-11 Governor’s Budget. However, on May 28, 2010, the House of Representatives passed H.R. 4213, the “American Jobs and Closing Tax Loopholes Act of 2010,” which was originally drafted to include $24 billion of new federal aid for health care programs for the states. On the House floor, this funding was removed, at an estimated cost to California of about $1.8 billion of the $3.4 billion of total additional federal aid expected for fiscal year 2010-11. The State has indicated that the Governor and state officials will seek to reverse this action in the Senate. On June 8, 2010, the Senate unveiled its proposed changes to H.R. 4213, which includes the reinsertion of the provision to extend, by two quarters, the enhanced FMAP rates put in place by ARRA. If the action is not reversed, the Legislature and Governor will have to make up the shortfall with other budget savings or revenues.

•	$2.1 billion in fund shifts and other revenues (11.0 percent of total solutions). This includes borrowing from Special Funds and delaying repayment of earlier Special Fund loans.

•	$1.3 billion in alternative funding solutions (6.7 percent of total solutions).

The 2010-11 May Revision has the following significant General Fund components, as compared to the 2010-11 Governor’s Budget. The expenditures in each area reflect the true program General Fund costs and do not include significant one-time General Fund offsets from Proposition 1A, federal funds, and funds shifted from redevelopment agencies.

1.	Natural Resources—General Fund expenditures are proposed to increase by $258.5 million, or 32.5 percent, compared to the 2010-11 Governor’s Budget. The significant adjustments to General Fund budget solutions since the 2010-11 Governor’s Budget are as follows:

•	An increase of $140.1 million to reflect the withdrawal of the 2010-11 Governor’s Budget proposal to fund state parks from Tranquillon Ridge oil revenues.

•	An increase of $124 million to reflect the loss of revenues to fund the Department of Forestry and Fire Protection due to the delay in the enactment of the Emergency Response Initiative.

2.	Health and Human Services—General Fund expenditures are proposed to decrease by $796 million, or 2.9 percent, compared to the 2010-11 Governor’s Budget. The significant adjustments to General Fund budget solutions since the 2010-11 Governor’s Budget are as follows:

•	A decrease of $1.1 billion from eliminating the CalWORKs program effective October 1, 2010.

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An increase of $550 million to reflect that the proposal to shift state and local California Children and Families Act of 1998 (Proposition 10) revenues for five years to offset General Fund costs in various health and human services programs was not adopted in time to be considered by the voters in the June 2010 election.

•	A decrease of $602 million to the Food Stamp and Child Welfare Services programs due to a shift of county mental health realignment funding to county social services programs.

3.	Corrections and Rehabilitation—General Fund expenditures are proposed to increase by $111.6 million, or 1.4 percent compared to the 2010-11 Governor’s Budget. The significant adjustments to the General Fund budget since the 2010-11 Governor’s Budget are:

•	An increase of $291.6 million in fiscal year 2010-11 to remove estimated savings related to the Felony Prison Term Reform proposal.

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A decrease of $243.8 million in fiscal year 2010-11 is associated with a proposal to have non-sex offender, non-serious, non-violent offenders convicted with sentences of three years or less to serve their felony sentence in local jails.

•	An increase of $100.9 million from the General Fund in fiscal year 2010-11 to reflect revised savings estimates associated with prison reforms included in the Amended 2009 Budget Act.

4.	Proposition 98—The 2010-11 May Revision maintains the Governor’s commitment to avoid additional cuts to K-14 education despite the need to close a deficit of $19.1 billion. The 2010-11 Governor’s Budget proposed maintaining state funding for schools at approximately the same level for fiscal year 2010-11 as schools received in fiscal year 2009-10.

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For fiscal year 2010-11, the Proposition 98 funding level is $48.4 billion, of which $35 billion is from the General Fund. This level reflects elimination of state funding for child care only and does not reduce funding for K-14 education. As a result of the elimination of the child care program, the Proposition 98 Guarantee is rebenched downward by $1.4 billion. Additionally, the Administration proposes a fund shift of $386 million from ongoing Proposition 98 funding to one-time reappropriations. Aside from rebenching the Proposition 98 Guarantee to reflect the elimination of child care, K-14 funding in the 2010-11 May Revision remains largely unchanged from the 2010-11 Governor’s Budget level.

5.	Borrowing Costs—The 2010-11 May Revision proposes a decrease of $419.4 million, or 6.7 percent, in General Fund expenditures for borrowing in fiscal year 2010-11, compared to the 2010-11 Governor’s Budget.

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General Fund expenditures for debt service in fiscal year 2010-11 are to decrease by $197.5 million, or 3.4 percent, to reflect lower-than-anticipated general obligation debt service costs for bonds issued to pay for infrastructure projects and other bond-funded programs in the spring of 2010 and reduced interest rate assumptions for future general obligation bond sales.

•	For cash management, internal and external cash flow borrowing costs have decreased by $190 million, or 35.2 percent, in fiscal year 2010-11 due to lower-than-projected interest costs.

6.	Federal Funding Assumptions—The 2010-11 May Revision includes an estimated $5.6 billion (as compared to $6.9 billion in the 2010-11 Governor’s Budget) in fiscal year 2010-11 federal funds to offset General Fund expenditures (of which $2.2 billion has already been approved by the federal government). The majority of these federal funds are ARRA funds.

7.	Employee Compensation Changes—The 2010-11 May Revision proposes to decrease General Fund expenditures by $645.7 million in fiscal year 2010-11 as compared to the Governor’s Budget. The significant General Fund adjustments since the 2010-11 Governor’s Budget are as follows:

•	A decrease of $445.7 million associated with implementation of a one-day-per-month personal leave program for all state civil service employees from July 1, 2010 until June 30, 2011.

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A decrease of $200 million associated with anticipated savings from partial reimbursement for reinsurance costs for early retirees included in the Federal Health Care Reform Act, passed in March of 2010.

8.	Budget Stabilization Account—The Governor suspended the annual transfer of money from the General Fund to the Budget Stabilization Account due to the condition of the General Fund.

The State will be required to obtain external financing, as it normally does once a budget is enacted, to manage its cash flow needs in fiscal year 2010-11. If enactment of a budget is substantially delayed, the State may face difficulties in managing its cash flow.

Recent Developments

In addition to budgetary proposals, the 2010-11 May Revision disclosed that General Fund revenues in April 2010 were approximately $3.6 billion lower than projected in the 2010-11 Governor’s Budget, reversing three consecutive months of revenue results which exceeded forecasts. The majority of the shortfall was in personal income tax receipts and occurred for several reasons. First, extraordinary amounts of 2008 capital losses were carried forward into the 2009 tax year. Second, small business owners had less income in 2009 than had been projected at the time of the 2010-11 Governor’s Budget. Lastly, in response to tax law changes, it appears that many quarterly filers paid a greater percentage of their estimated payments prior to April 2010 than was predicted at the time of the 2010-11 Governor’s Budget, thus reducing final payments in April 2010.

Future Deficits

Since many of the budget balancing actions in the Amended 2009 Budget Act and 2010-11 May Revision are either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases or the non-recurring receipt of federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in fiscal year 2011-12 and subsequent years. The Department of Finance has projected that, assuming adoption of the Governor’s 2010-11 Budget as updated in the 2010-11 May Revision (including fiscal year 2009-10 adjustments), and various assumptions concerning revenues in future years, the State would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year) of $6.3 billion in fiscal year 2011-12, $6.3 billion in fiscal year 2012-13 and $3.1 billion in fiscal year 2013-14. These projections assume, for instance, that transfers to the BSA will be suspended in each of these coming years, and that the State will ultimately prevail in the pending and threatened litigation concerning budget actions.

The State is in the process of studying the recently enacted federal health care reform and its implications. Among other things, the law: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care and outpatient services beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs (other health programs may also be affected, pending further review) before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform.

The financial condition of the State is subject to a number of other risks in the future, including particularly potential significant increases in required state contributions to the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, increased financial obligations related to Other Post-Employment Benefits, potential adverse decisions in litigation and increased debt service.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of June 23, 2010, as reported by the Office of the Attorney General.

Budget-Related Litigation

Action Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768), plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. The suit was filed on May 19, 2010. As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

Actions Challenging Governor’s Line-Item Vetoes

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act: Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721), and St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al. (California Court of Appeal, First Appellate District, Case No. A125750). Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power. Both cases seek writ relief directing the State Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void. The Court of Appeal allowed the Steinberg petitioners to intervene in the St. John’s action. The appellate court denied the writ and upheld the vetoes in the St. John’s action. Petitioners and intervenors sought review of the ruling, and the California Supreme Court granted review on June 9, 2010 (California Supreme Court, Case No. S181760). As of June 9, 2010, there was no time yet set for hearing or decision in the case but the Supreme Court had set an accelerated briefing schedule with all briefings due by July 14, 2010. As of June 23, 2010, the petition in the Steinberg action was still pending in the Superior Court, but the parties had asked the court to stay this matter pending resolution of the St. John’s matter.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310-CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a state budget implementation bill enacted in July 2009, A.B.X4 12, violates the provision of the California Constitution which requires that a statute embrace one subject expressed in its title. The bill includes budget-related changes to statutes intended to reduce state expenses and increase state revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners seek a declaration that the bill is unconstitutional. If petitioners are successful, this case could invalidate the entire bill.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners are asking the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento

County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed (Court of Appeal, Third Appellate District, Case No. C064907). The appellate court denied petitioners’ request for a stay pending resolution of the appeal. Petitioners in the County of Los Angeles matter have filed a notice of appeal.

On May 4, 2010, a Superior Court judge ruled in favor of the State. This ruling upheld a provision in the Amended 2009 Budget Act which required redevelopment agencies around the State to transfer $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to support public school funding within their jurisdictions (thereby relieving the State General Fund from an equal amount of payments under Proposition 98). The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.

In four cases, the trial court upheld the Governor’s authority to order furloughs. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS); and California Correctional Peace Officers’ Association (“CCPOA”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000137-CU-WM-GDS). Three of the petitioners, PECG, CASE, and SEIU, appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061011, C061009, and C061020, respectively). On June 9, 2010, the California Supreme Court on its own motion ordered these three cases (PECG, CASE and SEIU) transferred to the Supreme Court (California Supreme Court, Case No. S183411). The Court’s transfer order indicated all prior briefing would be considered by it, and the Court also requested supplemental briefing on specified issues.

Three pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The appellate court ruled against the State and upheld the trial court ruling (California Court of Appeal, First Appellate District, Case No. A125292). As of June 23, 2010, this case was before the California Supreme Court, which had set an expedited briefing schedule (California Supreme Court, Case No. 5182581). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees, and on June 11, 2010, the Court of Appeal affirmed the trial court ruling (California Court of Appeal, First Appellate District, Case No. A126525). In International Union of Operating Engineers, Locals 3, 12, 39 and 501 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to other SCIF employees in different unions based on the SCIF governing statute.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); and CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), petitioners challenge the furlough order as applied to their respective members. The trial court dismissed the CAPT matter for failure to exhaust administrative remedies. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In CCPOA v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-441544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of CCPOA and directed the State to pay CCPOA members for all hours worked. The State filed a notice of appeal and, as of June 23, 2010, the trial court’s order was stayed pending further briefing in the appellate court (California Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the furloughs violate the federal Fair Labor Standards Act.

In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.” The trial court ruled for the State. In California Correctional Supervisor’s Organization v. California Department of Corrections and Rehabilitation, et al. (Sacramento County Superior Court, Case No. 34-2009-00063209-CU-OE-GDS), plaintiff alleges that the furloughs violate the State Labor Code when correctional supervisors work furlough days but are not paid wages for those days during the same pay period.

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with state law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509782), petitioners allege the furloughs violate the State Emergency Services Act and undermine the Legislature’s budgetary authority.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); International Union of Operating Engineers v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409); and PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800), the employee organizations allege that the Governor illegally furloughed employees who are paid from Special Funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid with Special Funds will not result in any benefit or cost savings. In the case brought by CAPS, the trial court ruled in favor the State, and CAPS appealed (California Court of Appeal, First Appellate District, Case No. A128427). In the matters brought by CASE, UAPD and SEIU, the trial court ruled in favor of the plaintiffs, finding the furloughs were improper, and final judgment was entered on February 25, 2010. The judgment applies to all employees of agencies sued in the three lawsuits, and includes an award of back pay. An appeal in these cases was filed by the State (Court of Appeal, First Appellate District, Case Nos. A127775, A127776, A127777), and the judgment was stayed due to the appeal. On March 24, 2010, the trial court judge lifted the stay with respect to the furloughs and ordered that furloughs cease with respect to the specially funded departments and agencies named in these cases. As of June 23, 2010, the portion of the judgment with respect to back pay remains stayed pending appeal. On March 29, 2010, the State requested the appellate court stay the trial court order with respect to ending the furloughs, and after initially issuing a temporary stay in these three appeals, the appellate court issued a stay pending the outcome of the appeals. The matter brought by PECG is pending in the trial court. An additional lawsuit challenging the Governor’s authority to furlough state employees of specially funded state entities was filed on May 21, 2010. SEIU v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-516259).

In Association of California State Supervisors (ACSS) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-501997), International Union of Operating Engineers (IUOE) v. Schwarzenegger

(Alameda County Superior Court, Case No. RG-10-503805), SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-546750), and California Correctional Supervisors Organization (CCSO) v. California Department of Corrections and Rehabilitation, et al. (Alameda County Superior Court, Case No. RG-10-507081), plaintiffs challenge the furloughs as allegedly violating provisions of state law. California Statewide Law Enforcement Association (CSLEA), et al. v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507081), filed as a class action on behalf of all current and former members of the employee organization, challenges the furlough orders as violating numerous provisions of state law.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries. The trial court ruled in favor of the State.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), plaintiff challenges the Governor’s furlough orders, and asserts that the furloughs interfere with the California Medical Board’s timely performance of its regulatory functions. The trial court entered judgment in the State’s favor in this case, and plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A128172). In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), plaintiffs assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization appealed (California Court of Appeal, Third Appellate District, Case No. C061648).

Action Challenging Transfers from Special Fund to General Fund

In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiffs challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. On June 15, 2010, the trial court issued a ruling denying the plaintiffs’ requests for a writ of mandate in both cases. It is not known whether plaintiffs will appeal this ruling.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), discussed above, plaintiff also challenges the transfer of $6 million from the Medical Board’s special fund to the General Fund and seeks its repayment. The trial court entered judgment in favor of the State on this issue, and plaintiff filed a notice of appeal.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

A pending case challenges the fee imposed by the state tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff has filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. Plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A123316). The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax-exemptions for “custom-written” computer software and licenses to use computer software. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiff is challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. The trial court sustained the demurrer of the Franchise Tax Board on this issue and the plaintiff appealed; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. As of June 23, 2010, the amount of the refund has not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the state and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of June 23, 2010, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v.

Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of June 23, 2010, no class has been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The State has filed a motion for summary judgment on all remaining claims in Suever, which is scheduled to be heard in July 2010.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of June 23, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The Ninth Circuit denied both petitions for rehearing filed by the State. The State filed a petition for certiorari in the U.S. Supreme Court, and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary judgment in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. As of June 23, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. As of June 23, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for a preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of June 23, 2010, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund state education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of June 23, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and which would permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties. The district court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed. The Ninth Circuit denied the State’s request to ask the California Supreme Court to interpret a state constitutional provision regarding the State’s authority to negotiate gaming compacts with tribes, and affirmed the district court’s judgment finding that the State had failed to negotiate a compact amendment in good faith. The district court granted Rincon’s partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses.

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court. The district court granted plaintiff’s motion for summary judgment regarding the number of licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55858).

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Stanislaus, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that federal law exempts from state taxation (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino. The district court dismissed the complaint without leave to amend and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55965). As of June 23, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $1.8 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of June 23, 2010, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison health care capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects. On October 27, 2008, the district court ordered the Sate to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The district court also denied the State’s motion to terminate the Receiver, and the State appealed that order.

In Plata and Coleman, discussed above, a three judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel ordered the State to prepare a plan for the release of approximately 46,000 prisoners over two years. The State filed a prisoner-release plan with the three judge panel and filed an appeal in the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. As of June 23, 2010, the matter is scheduled to be considered in the Court’s 2010-11 term.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities

The state highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s (“CalTrans”) current design standards include Americans with Disabilities Act (“ADA”)-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc., et al. v. California Department of Transportation, et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA and Alameda County Superior Court, Case No. RG 08376549) are class actions on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuits attempt to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The parties have reached a settlement agreement in the federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account. After class members were provided notice and an opportunity to comment or object to the proposed settlement, the federal court approved the settlement. The state court action had been tentatively dismissed contingent upon approval of the settlement in the federal action.

Construction-Related Actions Against the Department of Transportation

Willemsen, et al. v. State of California, et al. (San Bernardino County Superior Court, Case No. RCV 071843) is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a state highway. It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes. Approximately half of the plaintiffs are no longer pursuing these claims.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. ORC has filed a motion to join this arbitration with the litigation. As of June 23, 2010, both matters were stayed after SBX filed for bankruptcy.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated August 18, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch in 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the State unemployment rate rose to 9.5 percent in February 2010, the State has seen a slower rise in unemployment than the nation as a whole. In 2008, Massachusetts was ranked second in the U.S. according to the American Human Development Index, an index modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with steeper declines in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the State and the nation. In 2006 and 2007, income in the State grew faster than in the nation. In 2008, real income fell in both the State and the nation. Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. Since 2001, average annual wages in the State have grown at a similar average annual rate to the nation, at 3.4 and 3.3 percent, respectively. The level of average annual pay in Massachusetts in 2008 was 24.5 percent higher than the national average: $56,746 compared to $45,563.

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Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2009, the Boston metropolitan area and the U.S. experienced their first monthly year over year declines in the Consumer Price Index for All Urban Consumers (“CPI-U”) since 1954 and 1955, respectively. Annual declines in the CPI-U for Boston and the U.S. were 0.7 and 0.4 percent, respectively, in 2009. The latest available data for March 2010 show that the CPI-U for the Boston metropolitan area increased at a rate of 2.5 percent over March 2009, while the U.S. index increased by 2.3 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, followed by an all time low of 37.4 in January 2009. It recovered to 54.8 by May 2009, and between May 2009 and April 2010 fluctuated between a low of 46.4 in February 2010 and 57.9 in April 2010. As of April 1, 2010, the Massachusetts index had been significantly higher than the U.S. index since both reached their lowest point in January 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that the Massachusetts index rose substantially from 38.0 in January 2009, the lowest index since Mass Insight began tracking it in 1991, to 73.0 in January 2010, its most recent measured value.

Poverty

Through 2008, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts increased from 11.2 percent in 2007 to 11.3 percent in 2008, while the poverty rate in the United States increased from 12.5 percent in 2007 to 13.2 percent in 2008. As of April 1, 2010, poverty data for 2009 were not yet available.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Financial Activities, Government, Information, Trade, Transportation and Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 0.5 percent in 2005 and continued to increase every year through 2008. In 2009, employment began to decline again, down 3.6 percent from 0.3 percent growth in 2008, and down 5.0 percent from the 2001 peak. The comparable growth rate for the nation in 2009 was down 4.5 percent from 2008 and down 0.7 percent from 2001. As of April 2010, the latest seasonally adjusted estimate for the State (3.15 million for March 2010) is about 235,000 below the peak month in 2001 (3.38 million in February 2001) and about 81,000 below the 2009 peak in January (3.23 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent)

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before returning to more moderate declines in 2004 (3.5 percent). The declines for manufacturing employment in 2007 and 2008 were similar to the steady declines prior to 2002. In 2009, the decline was a steep 9.7 percent. The seasonally adjusted estimates for the first three months of 2010 average 6.6 percent below the comparable estimates for 2009.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for seventeen months starting in December 2005, but only three of those differences exceeded 0.2 percent. Between April 2007 and April 2010, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In October 2007, the Massachusetts rate was 4.4 percent, the lowest it had been since October 2001. By February 2010, the Massachusetts rate had increased to 9.5 percent from 9.2 percent in November 2009.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed 47.3 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2008. When measured in chained 2000 dollars, the change in Massachusetts total GDP was 10.8 percent between 2001 and 2007.

Exports. Massachusetts ranked 14th in the United States, and first in New England, with $23.6 billion in international exports in 2009. This represents a 16.7 percent decrease from the previous year’s export value from the Commonwealth, while national exports decreased by 18.7 percent. Total exports from New England also shrank 14.9 percent. The United Kingdom replaced Canada, the Commonwealth’s top trading partner in 2008, as the Commonwealth’s top trading partner in 2009.

State Revenues. Taxes collected by all states in fiscal year 2009 totaled $715.2 billion, 8.5 percent less than in fiscal year 2008. Massachusetts collected $19.5 billion in fiscal year 2009, 10.8 percent less than it did in fiscal year 2008. Massachusetts’ revenues shrank more than any other New England state. Massachusetts ranked 11th in total taxes collected in 2009, unchanged from 2008.

In fiscal year 2009, Massachusetts collected 55 percent of its revenue from individual income tax. Overall, states received 34 percent of their revenues from individual income taxes and seven states did not have state income tax in 2009. In fiscal year 2009, the State collected only 0.5 percent more than it did in fiscal year 2006 without adjusting for inflation. Revenue from licenses, tobacco, death and gift taxes increased a third while documentary, stock transfer and pari-mutuels decreased a third or more during that three year period but contributions from the State’s different revenue sources in fiscal year 2009 did not vary by more than one percent from fiscal year 2006.

State Lottery Proceeds. Massachusetts ranked fourth in revenue and prize money awarded among the 42 states with lotteries in fiscal year 2009. It ranked sixth on per capita sales and seventh in the portion of revenue used for its administration and seventh in the portion of revenue used for prizes.

State Expenditures. Massachusetts ranked 9th in the nation in per capita expenditures ($7,023) in 2008, while it ranked 8th and spent $6,779 in 2007. This represents a 3.6 percent increase in per capita expenditures from 2007 to 2008 with the largest per capita dollar increase on highways.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2008, Massachusetts received over $72 billion, an 18 percent increase from 2007, and ranked tenth among states in per capita distribution of federal funds, with total spending of $11,098 per person, excluding loans and insurance. Massachusetts ranked twelfth in fiscal 2007. While federal spending in

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Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990, until 2008. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

In fiscal year 2008, 44.5 percent of federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers, 3.7 percent less than in 2007. Massachusetts was 68 percent above the national average in per capita federal grants to state and local governments, receiving $3,144 per capita compared to a national average of $1,868. Per capita federal spending on salaries and wages in 2008 was 23 percent lower in Massachusetts than in the rest of the nation at $635 compared to a national average of $823, but Massachusetts was 11 percent above the national average in per capita direct federal payments to individuals at $5,265 compared to a national average of $4,730. Massachusetts ranked 10th in 2008 (and 9th in 2007) among states in per capita procurement contract awards at $2,054 compared to a national average of $1,620 in 2008. The total dollar value of all federal contracts performed in Massachusetts has increased by an average of 11.1 percent per year since 2000, 1.3 percent less than the U.S. average of 12.4 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (the “Transportation Fund”) (formerly the Highway Fund), from which approximately 94.8% of the statutory basis budgeted operating fund outflows in fiscal 2009 were made. The remaining approximately 5.2% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund, the Workforce Training Fund, the Massachusetts Tourism Fund, the Inland Fisheries and Game Fund, two administrative control funds, the Intragovernmental Service Fund, and the Temporary Holding Fund. There were also four inactive funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund and the International Educational and Foreign Language Grant Fund. In fiscal 2009, the Commonwealth Stabilization Fund had both inflows and outflows. At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the

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Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote

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of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange

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Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund, as of June 8, 2010, was the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between one and five years and are publicly issued.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the state budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in state services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Beginning July 1, 2004, state finance law has provided that (i) 0.5% of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues must be made available for the next fiscal year before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10% of the total revenues for that year. Since fiscal 2004, the allowable Stabilization Fund balance has been 15% of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

The fiscal 2010 budget authorizes the transfer of $199 million from the Stabilization Fund to the General Fund and the transfer of all fiscal 2010 interest earnings. As of July 8, 2010, the Executive Office for

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Administration and Finance anticipated utilizing $149 million of the $199 million authorization. The budget also suspends the statutorily required deposit for fiscal 2010. Supplemental budget legislation signed into law on November 24, 2009 authorized an additional transfer of $35.8 million from the Stabilization Fund to the General Fund. The Governor’s budget recommendations for fiscal 2011 propose to suspend the statutorily required deposit and transfer $146 million from the Stabilization Fund to the General Fund. Neither the House nor the Senate relies on a withdrawal from the Stabilization Fund as part of their respective versions of the fiscal 2011 budget.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

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Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”); regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of June 8, 2010, the statutory limit on “direct” bonds during fiscal 2010 was approximately $17.183 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth.

Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of December 31, 2009, the Commonwealth had approximately $17.2 billion in general obligation bonds outstanding, of which $13.6 billion, or approximately 79%, was fixed rate debt and $3.6 billion, or 21%, was

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variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $2.2 billion of outstanding general obligation debt as of December 31, 2009. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion, or approximately 19% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $323 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a weekly basis.

As of December 31, 2009, the Commonwealth had outstanding approximately $145.1 million ($76.4 million principal and $68.8 million discount) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of June 8, 2010, at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of June 1, 2010, the Commonwealth had approximately $1.4 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. In addition, as of June 8, 2010, the Commonwealth had liquidity support for an $800 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

Special Obligation Debt

The Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of December 31, 2009, the Commonwealth had outstanding $449.5 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

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On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation was amended in 2009 to allow the State Treasurer to issue special obligation bonds payable solely from moneys credited to the Commonwealth Transportation Fund for the accelerated structurally-deficient bridge program. As of June 8, 2010, no such bonds had been issued.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of December 31, 2009.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of December 31, 2009, $910 million of such notes remained outstanding.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. Similar to the notes issued for the CA/T Project, as of June 8, 2010, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations. As of that date, however, no such notes had been issued.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department

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of Transportation, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s CA/T Project to the Massachusetts Department of Transportation. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and water treatment projects. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of June 8, 2010, most new loans made by the Trust bear interest at 2%. Other loans made by the Trust have, in the past, and may in the future, bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s Clean Water Act program may not exceed $71 million, and the aggregate annual contract assistance payment for the Trust’s Safe Drinking Water Act program may not exceed $17 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of December 31, 2009, the Trust had approximately $3.3 billion of bonds outstanding. Approximately 14.2% of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. As of June 8, 2010, the Commonwealth indicated that the Trust intends to issue additional fixed-rate bonds in the aggregate principal amount of approximately $520 million in July 2010.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2010, MassDevelopment issued $10 million of two-year bond anticipation notes in anticipation of the issuance of up to $20 million of bonds to finance certain public infrastructure costs at a development in Somerville, Massachusetts.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the

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Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, it is expected that the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation. Pursuant to this legislation, as of June 8, 2010, MassDevelopment expected to issue approximately $30 million in bonds in June 2010.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay an amount at least equal to the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2009, such certificates were outstanding in the aggregate principal amount of $94,205,000. The Commonwealth has indicated that it is considering refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds, which is permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. As of December 31, 2009, the Route 3 North Transportation Association had $26.8 million of such lease revenue bonds outstanding, all of which were fixed rate.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC has paid the Commonwealth $1,699,517 in ground rent and $14,719 in accrued interest for the first six months of fiscal 2010. For January through June 2010, the additional projected ground rent payments have been calculated to be $3,218,053, and the accrued interest payments have been calculated to be $4,766. The Commonwealth has indicated that, as of June 8, 2010, the accrued rent balance was projected to be approximately $2.2 million, and the accrued interest was projected to be approximately $600.

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MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include $7,076,954 per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements has been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at 21¢ per rental square foot per year. As of December 31, 2009, MSBRC had approximately $169.5 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of December 31, 2009, the MBTA had approximately $855.6 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of June 8, 2010, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2009, the Steamship Authority had approximately $66.5 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds, some of which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of December 31, 2009, the

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Massachusetts State College Building Authority had approximately $44.8 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $145.4 million of Commonwealth-guaranteed debt outstanding as of December 31, 2009.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2009, MassHousing had outstanding approximately $311.6 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of June 8, 2010, no such appropriation had been necessary.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are overseen by the Massachusetts Department of Transportation and are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. Legislation approved by the Governor on July 13, 2008 provided for the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. The legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of December 31, 2009, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $145.3 million.

Massachusetts Health and Educational Facilities Authority. On August 10, 2010, the Governor approved legislation, effective October 1, 2010, that authorizes the Massachusetts Health and Educational Facilities Authority (“HEFA”) to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds would be secured by capital reserve funds funded at the time of bond issuance in an amount equal to maximum annual debt service on the bonds. The legislation provides that the Authority is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care

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insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. If, following a Commonwealth transfer to replenish a capital reserve fund, the Commonwealth has not been fully reimbursed within one year, HEFA would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2009, approximately $4.724 billion of the Commonwealth’s budget was allocated to direct local aid. The fiscal 2010 budget provides $4.837 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. The fiscal 2010 budget includes state funding for Chapter 70 education aid of $3.870 billion and also includes $167 million of federal State Fiscal Stabilization Funds, provided for through ARRA, for Chapter 70 education aid. The $4.037 billion in state and federal funds for Chapter 70 brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $89 million over the fiscal 2009 amount of $3.948 billion.

In fiscal 2009, cities and towns were budgeted to receive $810 million in aid from the State Lottery Fund and $378 million from Additional Assistance. In addition, $124 million in aid was budgeted to support any potential lottery shortfalls in fiscal 2009. Due to the economic recession and falling state tax revenues, the Additional Assistance distribution was reduced through Section 9C budget cuts by $36.9 million (9.74%) and the General Fund supplement to hold the lottery aid harmless was also reduced $91 million (9.74%). The fiscal 2009 budget provided for State Lottery Fund distributions of approximately $843 million. The fiscal 2010 budget eliminated lottery local aid and Additional Assistance and created a new local aid funding source called Unrestricted General Government Aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. As of June 8, 2010, the Commonwealth was projected to spend $936 million in Unrestricted General Government Aid in fiscal 2010. This amount is $377 million lower than the total amount originally budgeted for through lottery aid and Additional Assistance in fiscal 2009.

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Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2000, the aggregate property tax levy grew from $3.347 billion to $11.553 billion, a compound annual growth rate of 4.48%.

Medicaid and the Commonwealth Care Trust Fund

The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures. ARRA increased the federal medical assistance percentage (“FMAP”) for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth’s unemployment rate. The Commonwealth’s FMAP under ARRA for all expenditures in fiscal 2010 was 61.59%. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program.

For fiscal 2010, nearly 30% of the Commonwealth’s budget was devoted to Medicaid. It is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2006 to fiscal 2010 is estimated to have grown by 6.6% on a compound annual basis (including Medicaid administrative expenses and off-budget Medicaid expenses). During the same period, Medicaid enrollment is estimated to have increased 3.2% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

As of June 8, 2010, the fiscal 2010 estimated spending was $9.291 billion which includes an assumed fiscal 2010 deficiency figure of $432 million. The Governor approved supplemental legislation that included $200 million in additional funding for the program and filed supplemental legislation that included an additional $163 million. The Commonwealth indicated that the remaining amount was expected to be solved by MassHealth’s ability to transfer surplus funds from the MassHealth Medicare Clawback account. MassHealth is also working on quantifying potential additional exposures in the Children’s Behavioral Health Initiative related to compliance with the remedial plan ordered in Rosie D. et al v. the Governor.

The Governor’s fiscal 2011 budget recommendations include $9.838 billion for the MassHealth program. This is 5.9% higher than fiscal 2010 estimated spending of $9.291 billion. The fiscal 2011 budget fully maintains eligibility for MassHealth and funds projected enrollment growth of 3%. The budget keeps MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures and restructuring dental services. In light of fiscal challenges, the MassHealth adult dental benefit would be restructured to cover preventative and emergency services but not restorative dental services. The Commonwealth has indicated that this change will not impact children or developmentally disabled members, and other members will be able to have access to restorative dental services at Community Health Centers through the Health Safety Net.

Federal 1115 MassHealth Demonstration Waiver. The Medicaid waiver agreement that was signed on December 22, 2008 for the July 1, 2008—June 30, 2011 waiver period authorizes federal reimbursement for up to approximately $22.7 billion in state health care spending from fiscal 2009 through fiscal 2011, which allows the Commonwealth to spend up to $5.6 billion more over the three-year period than for fiscal 2006 through fiscal

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2008. It enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level). As of June 8, 2010, the Commonwealth was due to file a waiver renewal application at the end of fiscal 2010 for the period starting July 1, 2011 through June 30, 2014.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”) to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of May 1, 2010, over 150,000 residents with incomes up to 300% of the federal poverty level were enrolled in Commonwealth Care.

As of June 8, 2010, the fiscal 2010 budget included $631.7 million for Commonwealth Care. The fiscal 2010 budgeted amount for Commonwealth Care was lower than fiscal 2009 program spending for two reasons: (i) as proposed by the Legislature and enacted into law, Commonwealth Care coverage previously provided to “aliens with special status” (legal immigrants who do not qualify for federal reimbursement because of their arrival in the United States within the last five years) was terminated as of September 1, 2009; and (ii) budgeted amounts reflect new savings initiatives designed to control Commonwealth Care costs while maintaining the integrity of the program. The $631.7 million includes legislation approved by the Governor on August 7, 2009 that provided an additional $40 million to continue state-subsidized health coverage for these aliens with special status through June 30, 2010. On August 31, 2009, the Governor and the Connector Authority announced plans to contract with a health plan to offer this continuing coverage beginning as early as October 1, 2009—under a new “Commonwealth Care Bridge” program. On October 1, 2009, eligible aliens with special status began to be enrolled in the health plan selected to offer this continuing coverage through Commonwealth Care Bridge.

As of June 8, 2010, the Connector Authority continued to monitor cost and enrollment trends for Commonwealth Care for fiscal 2010 and was expected to revise estimates based on updated information. As of June 8, 2010, spending estimates ranged from $715 million to $730 million, reflecting different potential enrollment scenarios for the program. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care (net of enrollee contributions) and do not account for federal reimbursement under the Commonwealth’s Medicaid waiver.

The Commonwealth indicated that the Governor’s fiscal 2011 budget recommendations preserve current eligibility for Commonwealth Care and provide $796.9 million to fund additional enrollment in fiscal 2011 (funding over 20,000 additional members in the program from 2010 enrollment levels). The budget does not assume any increases in Commonwealth Care enrollee premiums in light of 2010 federal “maintenance of effort” requirements. The budget assumes that Plan Type 1 co-payments would increase by $1 for generic drugs, consistent with MassHealth changes (with no co-payment increases for Plans Type 2 and 3) and that dental coverage for Plan Type 1 members would be restructured in the same manner as MassHealth dental benefits. The $796.9 million General Fund contribution includes $75 million for the Commonwealth Care Bridge program. The Commonwealth has indicated that this program will continue to be run by the Secretary of Administration and Finance, the Secretary of Health and Human Services and the Executive Director of the Connector.

In addition to the General Fund supported transfer to the Commonwealth Care Trust Fund, the Commonwealth Care program is financed by a number of other revenues sources, including:

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Fair Share Assessment: The “Fair Share” test requires employers with over 11 full-time equivalents to either make a “fair and reasonable” contribution to health insurance for their full-time employees or pay a $295 per employee annual assessment to the State. Revenue estimates for the fair share assessment average over $10 million annually.

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Cigarette Tax Revenue: Starting in fiscal 2009, the State raised taxes on cigarettes by $1 per pack and dedicated the increased revenues to the Commonwealth Care Trust Fund. These revenues are projected to total over $100 million per year.

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•

Individual Tax Penalties: Adults who can afford health insurance but fail to purchase coverage are required to pay monetary penalties when filing their tax returns. These revenues are projected to generate over $12 million in fiscal 2010 and 2011.

Health Safety Net/Health Safety Net Trust Fund. Overseen by the State’s Division of Health Care Finance and Policy, the Health Safety Net (“HSN”) reimburses hospitals and community health centers for health care services provided to low- and moderate-income uninsured or underinsured residents. It was formerly known as the Uncompensated Care Pool.

The Commonwealth has indicated that success in expanding enrollment in health insurance through health care reform has resulted in decreased HSN utilization and payments. As compared to the Uncompensated Care Pool in fiscal 2007, HSN payments sustained a record drop through the HSN in fiscal 2009 (from $661 million to $414 million).

The fiscal 2010 budget assumed $390 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources. The fiscal 2010 budget also anticipated retaining an additional $21.1 million in accumulated HSN fiscal 2008 and fiscal 2009 surpluses within the Health Safety Net Trust Fund to help address fiscal 2010 demand. In light of these resources, while there was significant uncertainty around HSN program demand for fiscal 2010, given the downturn in the economy and lags in data, as of June 8, 2010, demand was projected to exceed these revenues by $30 million to $60 million. In the event that demand exceeded available revenues, the shortfall was expected to be allocated among hospitals based on rules already established in regulation.

The Governor’s fiscal 2011 budget assumes $420 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund.

The Division of Health Care Finance and Policy continues to monitor HSN service volume and costs, to update evolving trends relating to Trust Fund care demand. The Commonwealth has indicated that projections will likely change as more data emerges regarding demand on the HSN.

Both Commonwealth Care and HSN spending occurs in the Commonwealth Care Trust Fund. As noted above, both the Commonwealth Care program and HSN are financed by a number of different sources.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act (“PPACA”) (P.L. 111-148). Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. The Commonwealth has indicated that, unlike many other states, it will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth’s health insurance programs for low-income individuals starting in 2014. The Commonwealth will also not need to devote significant resources to implementation. The Commonwealth has indicated that it is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and to begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in (with many taking effect in 2014).

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and

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Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible State residents: transitional aid to families with dependent children; emergency assistance; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Department is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (formerly, food stamps), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the food stamps program.

The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Under federal TANF program rules, the Commonwealth must meet the federal work participation rate (i.e., the percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) of 50% for all TANF families and 90% for two-parent families. Through federal fiscal 2008, the Commonwealth was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. Beginning in fiscal 2008, the Commonwealth became subject to a new methodology in determining the total annual caseload reduction credit that could be applied to the State’s work participation target. Because the new methodology diminished the State’s ability to lower its work participation target, the State established a supplemental nutrition program. Working families enrolled in this new program were counted towards the work participation rate and allowed the State to meet the federal participation rate. This avoided potential losses in federal revenue due to penalties, while providing the working poor with a food assistance benefit. In February 2010, the State was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009 (under ARRA), the State’s target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 will be 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

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Office of Disabilities and Community Services. The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of the Commonwealth through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Developmental Services (formerly the Department of Mental Retardation) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Department of Elder Affairs. The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired state employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 20% of total premium costs and employees hired after June 30, 2003 pay 25% of premium costs. The fiscal 2010 general appropriations act increased premium contributions by 5% for all employees.

The fiscal 2010 budget was consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2010 budget appropriated $959 million for the GIC to fund health coverage for active employees and their dependents. An updated fiscal 2010 budget authorized transfers of up to $372 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for retirees and their dependents. Budgeted funding at the GIC in fiscal 2010, including health coverage for active and retired employees and other costs, totaled $1.435 billion.

The GIC was facing a budget shortfall at the outset of fiscal 2010. To address this gap, the GIC Commission voted to increase co-pays and establish deductibles effective February 1, 2010. Co-pays were increased by about $5 for most services, which brought state employee benefits in line with private sector employee benefits. In addition, a $250 deductible was added for single coverage and up to $750 for families. The Commonwealth has indicated that the benefit cuts are projected to save the Commonwealth $18 million in fiscal 2010 and annualize to over $50 million in savings in fiscal 2011.

Pension. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to state law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the

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Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2010, the MSERS had 85,839 active members and 52,486 retirees and beneficiaries. As of January 1, 2009, the MTRS had 89,788 active members and 52,107 retired members and beneficiaries.

The MSERS is a single-employer defined-benefit public employee retirements system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. Superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for most employees occurs at age 65. For certain hazardous duty and public safety positions, normal retirement is at age 55.

The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation—5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired

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after July 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the MTRS and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate.

Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2025.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. The most recent funding schedule was adopted in March 2009.

On September 21, 2009, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the total pension obligation as of January 1, 2009. This valuation was based on the plan provisions in effect at the time and is based on member data and asset information as of December 31, 2008.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.080 billion, including approximately $6.730 billion for the State Employees’ Retirement System, $13.620 billion for the Massachusetts Teachers’ Retirement System, $1.410 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $59.140 billion (comprised of $23.720 billion for state employees, $32.540 billion for state teachers, $2.550 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $37.060 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value. The valuation method was the same as the method used in the 2008 valuation.

The principal assumptions used in the valuation were an investment return assumption of 8.25% and a salary increase assumption based on Group and years of service. The ultimate salary increase rate is 4.5% for Groups 1 and 2, 5.0% for Groups 3 and 4, and 4.75% for teachers. The assumption is higher in early years of employment and grades down to the ultimate rate. All assumptions other than the investment return assumption are based on PERAC’s most recent Experience Study Analysis for the State Retirement System, published in 2007 and the Massachusetts Teachers’ Retirement System, published in 2008. The unfunded liability is amortized on a 4.5% annual increasing basis until fiscal 2025.

The Governor’s fiscal 2011 budget proposal maintains the January 1, 2009 pension schedule by recommending a transfer of $1.442 billion, an increase of $65 million over fiscal 2010. The Commonwealth revises its funding schedule every three years. Recognizing the impact that the loss of assets will have on the pension fund and future funding schedules, the Governor has instructed the Secretary of Administration and Finance to form a task force to begin developing strategies and recommendations for a new triennial schedule to be adopted for fiscal 2012.

On January 27, 2010, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in June, 2009. The additional reforms include eliminating abuses,

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improving fairness and updating the system to reflect changes in work patterns. Such reforms are expected by the Governor to generate an estimated savings of over $2 billion over 30 years.

Other Post-Retirement Benefit Obligations (“OPEB”). In addition to providing pension benefits, the Commonwealth is required to provide certain health care and life insurance benefits for retired employees of the Commonwealth, housing authorities, redevelopment authorities and certain other governmental agencies. Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care / benefit costs which are comparable to contributions required from employees. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies.

The GIC manages the Commonwealth’s defined benefit OPEB plan as an agent multiple employer program including the Commonwealth and 370 municipalities and other non-Commonwealth governmental entities. These entities that participate in the GIC are responsible for paying premiums at the same rate to the GIC and therefore benefit from the Commonwealth’s premium rates. The GIC has representation on the Trustees of the State Retiree Benefits Trust Fund (“SRBTF”). The SRBTF is set up solely to pay for OPEB benefits and the cost to administer those benefits and can only be dissolved when all such health care and other non-pension benefits, current and future have been paid or defeased. GIC administers benefit payments, while the Trustees are responsible for investment decisions.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2009, Commonwealth participants contributed 0% to 20% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. As of July 1, 2009, all active employees were required to pay an additional 5% of premium costs. There were approximately 142,635 participants eligible to receive benefits as of June 30, 2009.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for OPEB in its fiscal 2008 financial reports.

According to the June 2009 report, the Commonwealth assumed no pre-funding. The report detailed an actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2009 of $15.305 billion. This is a slight drop from the January 1, 2008 number assuming no pre-funding of $15.637 billion. The decline is largely through census changes and per-capita adjustments.

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2009, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets was $1.149 billion.

The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% as of June 8, 2010 for the purpose of this study. The 4.5% reflects the long-term rate of return (since inception) of the

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Massachusetts Municipal Depository Trust. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long-term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2009 was approximately $277 million, reflecting fair market value losses in investments.

A special commission on the Commonwealth’s OPEB liability released a report in July 2008. In its report, the special commission recommends that the Commonwealth develop a strategy to pre-fund the Commonwealth’s OPEB liability. The commission identifies three funding sources—tobacco settlement funds, unanticipated budgetary surpluses and annual legislative appropriations—and recommends funneling funds from all three sources to the State Retiree Benefits Trust Fund in order to address the unfunded OPEB liability. With regard to tobacco settlement funds, the commission advises a phased-in approach, whereby a specified percentage of the settlement funds (increasing from 25% of such funds in year one to 90% of such funds in year four and thereafter) would be transferred to the State Retiree Benefits Trust Fund. In addition to using the tobacco settlement funds, the commission further recommends that the Commonwealth allocate 50% of any unanticipated surplus funds in a budget surplus year to the fund. Finally, the commission recommends that annual appropriations to the fund be included in each annual budget so as to eliminate the unfunded liability by 2038.

The fiscal 2009 and 2010 budgets did not include any of the special commission’s recommendations for addressing the Commonwealth’s OPEB liability. The Governor, House and Senate did include a provision in their respective fiscal 2011 budget recommendations that would deposit, on an annual basis, 5% of any capital gains tax revenues in excess of $1 billion to the State Retiree Benefits Trust Fund.

Education

Executive Office of Education. In fiscal 2008, enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which now includes 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

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Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

Public Safety

Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these 12 state public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, through enactment of chapter 61 of the Acts of 2009, as later amended by Chapter 102 of the Acts of 2009, all 14 Massachusetts state and county sheriffs were aligned under the state budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as state agencies under the State accounting and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. Appropriations have been established to support sheriff department operations for the balance of this fiscal year. Thus, all 14 sheriff departments are now functioning as independent state agencies within the Executive Branch.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is responsible for policy development,

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environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs; the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for the state government include the judiciary, district attorneys, the Attorney General, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development, and various other programs.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by state agencies and authorities that are funded primarily by Commonwealth debt, third-party payments and federal reimbursements. Beginning in fiscal 2009 and expected through 2012, capital funds are also expected to be provided through fiscal 2012 pursuant to ARRA.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

On October 7, 2009, the Governor released a five-year capital investment plan for fiscal 2010 through fiscal 2014, totaling nearly $17 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap was to be $1.5 billion for fiscal 2010, plus $150 million in unused bond cap from fiscal 2009 which has been carried forward to support spending in fiscal 2010. The bond cap for fiscal 2011 is projected to be $1.625 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2014. The Commonwealth has indicated that the five-year capital investment plan for fiscal 2011 through fiscal 2015 is expected to be released by August 2010.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the Accelerated Bridge Program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels.

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However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new State revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are expected to be excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be covered by the new state tax revenues generated from the private development supported by the infrastructure improvements financed by the bonds. Another example is general obligation bonds to be issued by the Commonwealth pursuant to a new program, the Clean Energy Investment Program, to fund energy efficiency projects at state facilities. Such bonds are expected to be excluded from the bond cap, as the debt service with respect to such bonds are expected to be covered by energy cost and related savings achieved by the state agency hosting the energy efficiency projects.

For purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority. The fiscal 2010 estimate was based on the fiscal 2010 budget as originally approved and did not take into account the subsequent downward revision of the fiscal 2010 revenue estimate by the Secretary of Administration and Finance on October 15, 2009. For purposes of projecting budgeted revenue in future fiscal years, the compound annual growth rate in budgeted revenues from fiscal years 2000 through 2010 of 2.66% was applied to fiscal 2011 revenues and to each year thereafter. This is consistent with the debt affordability policy, which states that projected increases to budgeted revenues will be the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million from fiscal 2010 through fiscal 2014.

The Commonwealth has indicated that the Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap and that the conclusions from this analysis are to be included in the fiscal 2011 through fiscal 2015 capital investment plan which is expected to be released by August 2010.

Reflecting changed economic conditions, the total bond cap projected in the fiscal 2010 through fiscal 2014 five-year plan is $1.1 billion less than the total bond cap projected in the first five-year plan published by the Executive Office for Administration and Finance in July 2007.

In the past, the Commonwealth aggregated its capital expenditures into seven major categories based primarily on the agencies responsible for spending and carrying out capital projects: economic development, environment, housing, information technology, infrastructure and facilities, public safety, and transportation.

For fiscal 2008 through fiscal 2014, the Executive Office for Administration and Finance re-characterized capital spending into 13 categories based on spending purpose, rather than spending agency: community investments, corrections, courts, economic development, energy and environment, health and human services, higher education, housing, information technology, maintenance, public safety, state office buildings and facilities, and transportation.

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The capital investment plan for fiscal 2010 through fiscal 2014 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2009, on a statutory basis, approximately 57.5% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 14.3% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 55.6% of total tax revenues in fiscal 2010, the sales and use tax, which was projected to account for approximately 24.4%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 11.3%. Other tax and excise sources were projected to account for the remaining 8.7% of total fiscal 2010 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

The state personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. In fiscal 2009, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2010. Fiscal 2010 baseline revenues were projected to be less than fiscal 2009 revenues, so no tax rate reduction was expected to be triggered for tax year 2011.

Sales and Use Tax. Effective August 1, 2009, the sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth was raised from 5% to 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes and, as of August 1, 2009, alcoholic beverages) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

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In August 2009, when the sales tax rate increase was enacted, it was projected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Given the weak economy and the decline in the fiscal 2010 baseline sales tax revenue forecast, the Department of Revenue subsequently estimated that the sales tax increase would result in additional fiscal 2010 revenues of approximately $705 million and fiscal 2011 revenues of $850 million to $900 million. Also effective August 1, 2009 was the elimination of the sales tax exemption on alcohol sales, which was expected to generate $78.8 million in fiscal 2010 and approximately $95 million annually thereafter. Based on revenue collections for the first nine months after the alcoholic beverages sales tax exemption was eliminated, the Department of Revenue estimated, as of June 8, 2010, that fiscal 2010 collections from eliminating the alcoholic beverages exemption would be between $90 million and $100 million, and fiscal 2011 collections would be between $100 million and $120 million.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, is to be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is to be dedicated to the Massachusetts Transportation Trust Fund. The amount to be dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. On June 29, 2009, the Governor filed legislation providing that such sales tax receipts be dedicated to the Commonwealth Transportation Fund rather than directly to the Massachusetts Transportation Trust Fund. The fiscal 2010 budget directed the Comptroller to transfer $275 million from the General Fund to the Commonwealth Transportation Fund.

On September 2, 2009, the Attorney General certified an initiative petition to remove the sales tax on alcoholic beverages and alcohol, where the sale of such beverages and alcohol or their importation into the State is already subject to a separate excise tax under state law. The Attorney General also certified a petition to reduce the sales and use tax rates from their current level of 6.25% to 3%. Each petition would take effect as of January 1, 2011. The petition to reduce the sales and use tax rate provides that if the reduced rate would not produce enough revenues to satisfy any lawful pledge of sales and use tax revenues in connection with any bond, note or other contractual obligation, then the rate would instead be reduced to the lowest level allowed by law. Proponents of each certified petition collected the signatures of 66,593 registered voters by December 2, 2009 and such petitions have been filed with the Legislature. Given that the Legislature failed to enact the initiative petitions by May 5, 2010, their proponents had to collect another 11,099 signatures from registered voters by early July 2010, to place the initiatives on the November 2010 ballot. As of July 15, 2010, the proponents of the initiative petitions to remove the sales tax on alcoholic beverages and to reduce the sales and use tax rates to 3% had collected sufficient signatures to place both petitions on the November 2010 ballot.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value.

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The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 8.75% (as of January 1, 2010), subject to further scheduled reductions. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below under “Corporate Tax Reform.”

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have a nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retained the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduced the then-current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduced the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that, prior to the so-called Financial Accounting Standards (“FAS”) No. 109 (“FAS 109”) deduction (described in the following paragraph), the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate increased revenues by approximately $255 million in fiscal 2009 (reflecting less than a full year’s impact of the changes) and will increase revenues by $345.2 million in fiscal 2010, $239.9 million in fiscal 2011, $169.1 million in fiscal 2012 and $145 million in fiscal 2013 and thereafter.

FAS 109 Deduction. The corporate tax reform described above included a new tax deduction designed to limit the impact of combined reporting in the Commonwealth on certain publicly traded corporations’ financial statements. The deduction is generally referred to as the “FAS 109” deduction, in reference to the Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes. The Department of Revenue issued a report on “FAS 109” deductions on September 23, 2009, based on notices filed by the companies intending to claim FAS 109 deductions. The Department of Revenue used the aggregate amount of FAS 109 deductions intending to be claimed to calculate the aggregate potential tax benefit to such companies, and corresponding tax revenue reduction for the Commonwealth.

The Department of Revenue report indicated that the companies filing such notices stated that their FAS 109 deductions would total approximately $178.1 billion, which would result in corporate tax savings of $535 million at the applicable tax rates in the years in which the deductions are claimed. Corporations are required to claim deductions over a seven-year period starting in tax year 2012. These deductions are expected to result in corporate tax savings (and corresponding Commonwealth corporate tax revenue reductions) of $76 million to $79 million annually for tax years 2012 through 2018, inclusive.

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In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property, into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate from 10.5% to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is 21¢ per gallon. The state tax on hotel/motel room occupancy is 5.7%.

On July 1, 2008, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. The Department of Revenue estimates that the $1.00 per pack cigarette tax increase resulted in a fiscal 2009 revenue increase of between $140 million and $150 million, and would result in a fiscal 2010 revenue increase of between $120 million and $130 million, compared to revenue generated at the $1.51 per pack rate. The Department of Revenue estimates that revenue increases in subsequent years should also be between $120 million and $130 million annually.

ARRA “De-coupling.” The fiscal 2010 budget includes several provisions “decoupling” Commonwealth tax law from certain federal tax law changes made by ARRA and, in one instance, from the impact of an interpretation by the federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions is to prevent revenue losses to the Commonwealth. The federal provisions at issue are ones that affect the scope of income or deductions of businesses under the federal Internal Revenue Code (“IRC”) and, in the absence of decoupling, would also apply for purposes of Commonwealth taxation. The specific federal provisions from which the Commonwealth legislation decouples include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise disallow or defer deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Commonwealth legislation specifically adopts a new federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (or “COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by

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states for small employers. ARRA provides for an exclusion from federal gross income of the COBRA subsidy. Because Commonwealth personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Commonwealth exclusion to prevent this 2009 federal subsidy from being included in the Commonwealth taxable income of affected employees.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits. The annual “tax expenditure budget” filed by the Governor provides a list, description and revenue estimate of various tax credits and incentives.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the State. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. As of June 8, 2010, approximately $261 million in tax credits had been approved or were in the process of being approved by the Department of Revenue since the program’s inception. The Department of Revenue estimated that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $11 million, reduced fiscal 2009 tax revenues by approximately $110 million, and would reduce fiscal 2010 revenues by between $100 million and $130 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit and, as of June 8, 2010, was in the process of preparing its 2010 study.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million, although the Governor has proposed in his fiscal 2011 budget to administratively limit the aggregate amount of tax incentives granted to $20 million in fiscal 2011. The Department of Revenue estimated that this program would result in a revenue reduction of between $2 million and $5 million in fiscal 2010 and $20 to $25 million in fiscal 2011.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

On January 13, 2009, a fiscal 2010 consensus tax revenue estimate of $19.530 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and

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Means. On May 6, 2009, the same parties agreed upon a downwardly revised fiscal 2010 consensus tax revenue estimate of $17.989 billion. This revised consensus estimate was then adjusted for tax law changes enacted as part of the fiscal 2010 budget that were expected to increase fiscal 2010 tax revenues to $18.879 billion. The most significant adjustment was for the increase in the sales and use tax rates from 5% to 6.25%, effective August 1, 2009, which was estimated to produce an additional $759 million in fiscal 2010, of which $275 million was to be dedicated to transportation.

On October 15, 2009, based on an analysis of fiscal 2010 year-to-date revenue trends and taking into account revised economic forecasts and recommendations of the Governor’s Council of Economic Advisors and the Department of Revenue, as well as outside economists from the Massachusetts Taxpayers Foundation and Suffolk University’s Beacon Hill Institute who testified at a specially convened joint hearing held by the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means on October 8, 2009, the Secretary of Administration and Finance revised the fiscal 2010 revenue estimate downward by $600 million, from $18.879 billion to $18.279 billion. The $600 million downward revision was at the high end of the revenue shortfall estimates provided by the Department of Revenue, the Governor’s Council of Economic Advisors, and forecasters who testified at the joint hearing. On January 7, 2010, the $18.279 billion benchmark estimate was revised upward to $18.460 billion based on the slightly improved year-to-date above benchmark performance through December 2009.

Fiscal 2009, Fiscal 2010 and Fiscal 2011 Tax Revenues

Fiscal 2009. Tax revenue collections for fiscal 2009 totaled $18.260 billion, a decrease of $2.620 billion, or 12.5%, compared to fiscal 2008.

The fiscal 2009 tax revenue decrease of $2.620 billion was attributable in large part to a decrease of approximately $712.5 million, or 28.6%, in personal income tax estimated payments, a decrease of approximately $147.6 million, or 1.6%, in withholding collections, a decrease of approximately $825.2 million, or 36.4%, in income tax payments made with returns and extensions, an increase of approximately $216.4 million, or 16.2%, in income tax refunds, a decrease of approximately $218 million, or 5.3%, in sales tax collections, and a decrease of approximately $449.6 million, or 17.6%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The fiscal 2009 collections were $176.5 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $18.436 billion announced on May 4, 2009.

Fiscal 2010. On July 16, 2010, the Department of Revenue announced preliminary tax revenue collections for June 2010 and for fiscal 2010. Fiscal 2010 collections totaled $18.539 billion, an increase of approximately $280 million, or 1.5%, over fiscal 2009.

The tax revenue increase of $279.9 million from fiscal 2009 is attributable in large part to an increase of approximately $743 million, or 19.2%, in sales and use tax collections, an increase of approximately $21 million, or 1.0%, in corporate and business collections, offset by a decrease of approximately $473 million, or 4.5%, in income tax collections. The preliminary tax revenue figures from the Department of Revenue indicate that fiscal 2010 tax collections were $79 million above the revised fiscal 2010 estimate of $18.460 billion announced by the Secretary of Administration and Finance on January 7, 2010. Additional relatively minor adjustments for fiscal 2010 tax revenues are expected to be made by the Department of Revenue, the State Auditor and the Comptroller prior to October 31, 2010, when the Commonwealth is expected to issue its Statutory Basis Financial Report for fiscal 2010.

Fiscal 2011. On December 16, 2009 the Secretary for Administration and Finance and the House and Senate Committees on Ways and Means held a public hearing in Boston and heard testimony from the Department of Revenue, the Federal Reserve Bank of Boston, the Massachusetts Taxpayers Foundation, the Beacon Hill

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Institute, and economists from Harvard University and Northeastern University. The three branches of government subsequently agreed upon a fiscal 2011 tax revenue estimate of $19.050 billion, consistent with testimony presented at the hearing.

The fiscal 2011 consensus tax revenue estimate of $19.050 billion represents revenue growth of 3.2% actual and 2.5% baseline from the fiscal 2010 estimate of $18.460 billion. The fiscal 2011 estimate assumes that the national and state economies will continue a moderate recovery throughout the fiscal year. In developing the consensus estimate, the Commonwealth relied on economic forecasts from Moody’s Economy.com, Global Insight, and the New England Economic Partnership. The economic forecasts (from November 2009) upon which the consensus revenue estimate is based are:

•

The national economy is beginning to emerge from recession. Following declines in the first quarter and second quarter of calendar year 2009, real gross domestic product (GDP) growth turned positive in the third quarter and grew at an annualized rate of 2.8%, and was expected to remain positive through calendar year 2010. Real GDP growth for the full fiscal 2010 was projected to be 0.4% compared to growth of 2.2% in fiscal 2008 and -2.2% in fiscal 2009. In fiscal 2011, real GDP growth is projected to range from 2.4% to 2.7%;

•	Massachusetts employment was expected to decline by 1.8% to 3.2% for fiscal 2010 as a whole. For fiscal 2011, Massachusetts employment is expected to change by -0.6% to 0.5%;

•

Massachusetts personal income (excluding capital gains) was expected to decline by 1.9% to 0.1 % for fiscal 2010 as a whole. For fiscal 2011, Massachusetts personal income is projected to grow by 2.6% to 3.5%;

•

Massachusetts wages and salaries were projected to decline by 1.7% to 5.1% for fiscal 2010 as a whole. For fiscal 2011, the growth in Massachusetts wages and salaries is projected to range from 1.1% to 3.4%;

•	Massachusetts retail sales growth was expected to decline by 0.4% to 1.9% for fiscal 2010 as a whole. For fiscal 2011, Massachusetts retail sales are projected to grow by 3.5% to 4.4%;

•

Corporate profits at the national level were expected to increase by 3.8% to 22.6% for fiscal 2010 as whole (there were no forecasts for state corporate profits). For fiscal 2011, growth in corporate profits is projected to range from 2.9% to 6.4%.

In addition to the economic forecasts described above, the consensus revenue estimate takes into account forecasts for capital gains realizations and taxes. The consensus agreement capital gains forecast is based on the following considerations:

•

Preliminary tax year 2008 data indicates that Massachusetts capital gains realizations decreased by approximately 60.4% in tax year 2008, to $14.6 billion. Fiscal 2009 taxes on those capital gains realizations totaled approximately $541 million, a decrease of approximately $1.632 billion, or 75.1%, from fiscal 2008 (taxes on tax year 2008 capital gains realizations were paid mostly in fiscal 2009).

•

The stock market, as measured by the average of the S&P 500 over the entire year, declined by 22.5% in calendar year 2009 (which largely determines fiscal 2010 capital gains taxes), and was expected to increase by 15.6%-24.7% in calendar year 2010 (which largely determines fiscal 2011 capital gains taxes). Massachusetts capital gains realizations were projected to decline by 13.5% in calendar year 2009 and increase by 10.3% in calendar year 2010.

A preliminary analysis of tax revenue collections in April and May 2010 indicated that tax year 2009 capital gains tax realizations may have fallen by significantly more than the 13.5% assumed in the fiscal 2010 and fiscal 2011 consensus revenue estimates; however, higher than projected fiscal 2010 growth in other tax sources mostly offset the shortfall in capital gains taxes.

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Preliminary tax revenues for the first month of fiscal 2011, ended July 31, 2010, totaled $1.353 billion, an increase of approximately $103 million, or 8.2%, over the same month in fiscal 2010. The tax revenue increase of $102.7 million in July 2010 from the same month in fiscal 2010 is attributable in large part to an increase of approximately $20.8 million, or 3.0%, in income tax collections and an increase of approximately $105.7 million, or 30.7%, in sales and use tax collections. Preliminary July 2010 tax collections were $79 million above the July benchmark estimate, which is based on the fiscal 2011 consensus tax revenue estimate of $19.098 billion (which is equal to the $19.050 billion consensus estimate plus $48 million in fiscal 2011 tax initiatives authorized in the fiscal 2011 general appropriations act).

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as TANF. The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2009 were $8.251 billion including $870 million as a result of enhanced FMAP reimbursement under ARRA. As of June 8, 2010, federal reimbursements for fiscal 2010 were projected to be $8.589 billion.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2009, departmental and other non-tax revenues were $2.326 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2009 included $428.3 million for Registry of Motor Vehicles fees, fines and assessments, $125.6 million from filing, registration and other fees paid to the Secretary of State’s office, $123.5 million in fees, fines and assessments charged by the court systems and $68.7 million in tuition remitted to schools of higher education. Fiscal 2010 departmental and other non-tax revenues were projected to be $2.889 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.018 billion, $1.035 billion, $1.103 billion, $1.128 billion and $1.003 billion in fiscal 2005 through 2009, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The Lottery Commission’s operating revenues for fiscal 2009 were $959 million. This includes a $1 million spending reduction in operating expenses, a $2 million spending reduction in administrative expenses and an additional $760,000 spending reversion by the Lottery. The result was a shortfall of $43.7 million against the assumed $1.003 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $811 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. Legislation approved by the Governor on October 29, 2009 authorized the Comptroller to make a transfer from the General Fund to the State Lottery Fund to cure the deficiency.

The fiscal 2010 budget assumes total transfers from the Lottery of $937.5 million to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $758.8 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. For fiscal 2010, the State Lottery Commission was projecting net operating revenues of approximately $987.0 million as of June 8, 2010, which would result in an expected surplus of approximately $49.5 million against the assumed $937.5 million at the end of fiscal 2010.

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Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% which equals more than $8.3 billion through 2025, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007, April 2008 and April 2009. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008, the Health Care Security Trust’s balance was transferred to the State Retiree Benefits Trust Fund. The fiscal 2009 and 2010 budgets were slated to transfer all payments received by the Commonwealth in fiscal 2009 and 2010 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2003 through 2009 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of June 8, 2010, were expected to be lower than the allowable limit in fiscal 2010.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the

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cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

As of December 31, 2009, actual state tax revenue had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2010 AND FISCAL 2011

Fiscal 2009 Ending Balance

As of June 30, 2009, the Commonwealth ended fiscal 2009 with an undesignated budgetary fund balance of $74.7 million, net of a 0.5% tax revenue carry-forward into fiscal 2010 of $92.6 million. The $74.7 million is commonly known as “consolidated net surplus.” Of the $74.7 million surplus, $10 million was transferred to the Massachusetts Life Sciences Investment Fund, with the remaining $64.7 million transferred to the Stabilization Fund.

For fiscal 2009, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $841.3 million. The year closed with additional reserve fund balances of $68.8 million, $10 million of which represents the amount dedicated to the Massachusetts Life Sciences Investment Fund. The total ending fund balance in the budgeted operating funds was $1.017 billion.

Fiscal 2010

The fiscal 2010 general appropriations act, including vetoes, totaled $27.046 billion. The budget as enacted by the Legislature was based on a fiscal 2010 tax revenue estimate of $18.879 billion. The $18.879 billion estimate reflects the fiscal 2010 consensus tax estimate of $17.989 billion adjusted for the impact of tax law changes enacted as part of the fiscal 2010 budget. This estimate was initially revised downward by $600 million to $18.279 on October 15, 2009 and was subsequently revised to $18.460 billion on January 7, 2010.

To cover the projected $600 million tax revenue shortfall reflected in the original revised tax estimate as well as additional supplemental appropriations, the Governor announced approximately $277 million in spending reductions in October 2009, pursuant to Section 9C, across executive branch agencies. These cuts were reduced, in part, as a result of the second revision to the tax revenue estimate, and assume $228 million in 9C reductions. Other solutions to the reduction in the consensus revenue estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available federal funds under ARRA. Based on the updated guidance provided by the federal government that indicated that the State would be eligible for nearly $80 million in additional federal Medicaid reimbursements in fiscal 2010 related to the state’s Medicare “clawback” payments, the Secretary of Administration and Finance instructed the Comptroller to transfer $80 million from the General Fund back to the Stabilization Fund.

In March 2010, the Executive Office for Administration and Finance announced that it had identified $195 million (gross) of additional non-tax revenue and cost exposures in fiscal 2010 that were not previously

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anticipated. A portion of the deficiency was being reimbursed by the federal government leaving a $118 million deficiency that needed to be closed using state resources. To address these deficiencies the Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund to support certain transportation spending. These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010. In addition the Secretary of Administration and Finance directed the Comptroller to transfer $30 million of the $80 million of clawback payments described in the paragraph above from the Stabilization Fund to the General Fund.

As of August 10, 2010, the Governor had signed fiscal 2010 supplemental appropriations legislation totaling $665.4 million. The majority of additional funding was necessary to support state safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the MassHealth program, the state program that provides legal representation to indigent persons in criminal and civil court cases and the emergency family shelters program at the Department of Housing and Community Development. There were also other unanticipated costs, such as special elections and increased funding for snow and ice removal, that have required supplemental funding. The Governor approved or filed supplemental appropriations to address these funding needs. On July 9, 2010, the Governor filed a final supplemental appropriations bill for fiscal 2010 that provides for net new spending in the amount of $28.5 million. This funding primarily addresses outstanding liabilities of the Commonwealth and, as of August 10, 2010, the Commonwealth indicated that there were sufficient resources available to cover these expenditures.

Fiscal 2011 Budget Proposals

On January 27, 2010, the Governor filed his budget recommendations for fiscal 2011 with the Legislature. The Governor’s recommendations are based on the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. The Governor’s recommendations call for total spending in fiscal 2011 of $28.212 billion. The projected fiscal 2011 budget shortfall is $2.75 billion which the Governor recommends solving for through budget reductions, use of federal stimulus, use of state Stabilization Funds and other revenue proposals.

The Governor’s fiscal 2011 budget recommendation includes a total of $1.297 billion in enhanced FMAP, generated throughout fiscal 2011. Under ARRA, the level of enhanced FMAP for each state is dependent on the state’s unemployment rates. As of June 8, 2010, Massachusetts qualifies for tier 3, which is the highest tier for FMAP percentages. The enhanced FMAP through the ARRA legislation extends through December 2010. This approximately $1.297 billion total includes the amount projected, as of June 8, 2010, for the first half of fiscal 2011 which provides the Commonwealth with a tier 3 level of FMAP reimbursement of 61.59% or approximately $690 million. In addition, it reflects the anticipated success in securing the expected enactment of a six-month extension of enhanced federal matching relief as part of pending federal legislation. This approach is consistent with projections included in fiscal 2010 budget recommendations while ARRA was pending. The Governor’s budget recommendations assume a tier 2 level of reimbursement of 60.2% or approximately $607 million for the six-month extension portion of enhanced FMAP.

Though both the U.S. House of Representatives and Senate have passed a six-month extension of enhanced FMAP in separate legislative vehicles, and the President has indicated his support of it, as of June 8, 2010, Congress had not yet enacted the measure. The Governor, upon filing his fiscal 2011 budget recommendations, indicated that in the event Congress did not enact the six-month extension of enhanced FMAP by June 2010 he would revise his original fiscal 2011 budget recommendation to reflect a balanced budget proposal. On June 8, 2010, the Governor submitted such a revision for consideration by the legislative conference committee charged with developing a joint fiscal 2011 budget recommendation. In order to solve for the approximately $607 million in lost revenue the revision makes proportional reductions across the Governor’s original fiscal 2011 budget recommendations with the exception of debt service, the Chapter 70 education aid program and the Unrestricted General Government Aid account.

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On April 30, 2010, the House of Representatives approved a budget for fiscal 2011 that was based on the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. The approved fiscal 2011 budget provides for $27.823 billion in spending. It does not rely on a withdrawal from the Stabilization Fund but does rely on the $1.297 billion FMAP.

On May 28, 2010, the Senate released its fiscal 2011 budget, which is based upon the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. According to the Committee, its budget provides for $27.926 billion in spending, does not rely on a withdrawal from the Stabilization Fund but does rely on $1.374 billion FMAP. The Committee’s budget assumes a tier 3 level of enhanced FMAP reimbursement for all of fiscal 2011.

The Governor’s fiscal 2011 budget recommendations and the House and Senate versions of the budget all include a new mechanism for budgeting for capital gains revenues. As one element of the yearly consensus revenue process, the Governor and the Legislature would agree on a maximum amount of capital gains tax revenues that would be included in the overall consensus revenue estimate. This amount would be based on projections for the fiscal year, as well as principles of prudent budgeting necessary to modulate the impact of this fluctuating revenue source, and subject to a $1 billion annual maximum. Any capital gains tax revenues in excess of $1 billion would be transferred to the Stabilization Fund, except for 5% of such excess which would be transferred to the State Retiree Benefits Trust fund to pay for unfunded retiree health insurance liability.

On June 30, 2010 the Governor approved the fiscal 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medicaid matching funds (FMAP) that were assumed in the budget, but which the United States Congress had not yet approved. (As described below, the FMAP extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor’s fiscal 2011 budget proposals filed in January 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that, as of August 10, 2010, had not been approved by Congress. The budget enacted by the Legislature also included approximately $17 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal 2011 budget to solve for these anticipated exposures.

The fiscal 2011 budget includes a $100 million withdrawal from the Stabilization Fund, the use of fiscal 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into the next fiscal year. Taking all that into account, the Commonwealth has indicated that the Stabilization Fund is projected to have a $556 million balance at the end of fiscal 2011. The fiscal 2011 budget also relies on $809 million in remaining available federal funds under ARRA.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional federal funding to the states for Medicaid and teachers’ pay. This measure extends the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which is expected to provide approximately $205 million to the Commonwealth to retain or hire teachers at local school districts.

Notwithstanding the passage of the federal legislation, departments may need to make significant reductions to programs and services below levels that were contemplated in the original budget proposals of the Governor, the House and the Senate. These spending reductions and continued case-load-driven pressures in programs and services like the MassHealth program, emergency family shelters and other safety-net programs may require departments and agencies to manage over $1 billion in spending reductions and potential exposures during fiscal 2011. State departments and agencies have prepared implementation plans detailing the necessary steps that each department or agency might need to take to manage their fiscal 2011 programs and services, generally at reduced funding levels from the previous fiscal year. These plans are intended to inform the Executive Office for Administration and Finance and the Governor’s office of layoffs or regulatory, statutory or other changes that may be required for departments and agencies to operate at reduced funding. As of August 10, 2010, the

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Executive Office for Administration and Finance was reviewing the submitted plans with the respective state department or agency. Ultimately, any decision on how to allocate the $463 million in additional Medicaid reimbursements was expected to affect departments’ implementation plans relative to the $1 billion in spending reductions and exposure to which they are managing.

On August 5, 2010, the Governor signed into law legislation relating to economic development that includes four sets of provisions affecting tax revenues:

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The legislation extends the net operating loss carry-forward period for specified categories of taxpayers (generally including business corporations but not financial institutions or utility corporations) filing under the corporate excise tax from five years to 20 years, for losses sustained in tax years beginning in calendar year 2010. The Department of Revenue estimates that the static revenue loss under this provision will be approximately $4.7 million in fiscal 2016, $12.6 million in fiscal 2017, $19.8 million in fiscal 2018, $25.5 million in fiscal 2019, and $30.3 million in fiscal 2020. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until the tax law change is fully phased in by fiscal 2031, at which point the annual revenue loss will be approximately $92.2 million.

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The legislation institutes a reduced 3% capital gains tax rate under the individual income tax for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The Department of Revenue estimates that this provision will result in a static revenue loss of $0.1 million in fiscal 2014, $0.7 million in fiscal 2015, $2.3 million in fiscal 2016, $4.0 million in fiscal 2017, and $5.7 million in fiscal 2018. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until fiscal 2022, at which point the annual revenue loss will be approximately $13.5 million.

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The legislation provides for the exclusion of income of a non-U.S. corporation from a “water’s edge” combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group’s Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The Department of Revenue estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in fiscal 2011 due to the retroactive nature of the change.

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The legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The Department of Revenue estimated that the sales tax holiday would result in a static revenue loss of approximately $20 million in fiscal 2011.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of

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the fiscal year. As of June 8, 2010, the State had liquidity support for an $800 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

Fiscal 2010 ended with an overall increase in the non-segregated cash balance from $805.3 million to $844.2 million, as compared to a projection of $860.2 million in the June 3, 2010 cash flow forecast. As of August 10, 2010, the Commonwealth expected to sell fixed-rate revenue anticipation notes as part of its annual cash flow borrowing in August 2010.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for approximately $2.025 billion of bonds to be issued in fiscal 2011. This amount includes $1.625 billion in general obligation bonds issued under the bond cap and $760 million of borrowing for the Accelerated Bridge Program (which includes $360.0 million of borrowing for the program carried over from fiscal 2010, as well as $400 million in borrowing for fiscal 2011).

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of June 8, 2010, in the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney, et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. In February 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. As of June 8, 2010, it was not possible to accurately estimate the amount of likely future program costs that would be required to comply with the judgment.

Rosie D., et al. v. the Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that

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judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the Court allowed plaintiffs’ motion for $7 million in legal fees. The Commonwealth has indicated that the cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009. Although in fiscal 2009 the Commonwealth paid the plaintiffs’ attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys’ fees incurred post-judgment (e.g., for monitoring activity), through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the Court for payment of approximately $1.48 million in attorneys’ fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants’ counsel has filed an objection to approximately $250,000 of the fees requested.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (the “DLC”) filed suit against the Department of Correction (the “DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. The DLC asks the court to enjoin the DOC from confining mentally ill prisoners in segregation for more than one week and to require the DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. The DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of the DOC’s segregation population. The DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. The DLC has received the medical and mental health records of numerous inmates. On July 31, 2009, the state defendant filed, under seal, a draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth’s current budgetary constraints. The DLC rejected the state defendant’s settlement offer, as proposed. Thereafter, in early November 2009, the parties filed separate status reports with the Court reporting a cessation of their settlement discussions and, consequently, the need for a trial date. A scheduling order dated February 10, 2010 provides that any amended pleadings must be filed by early May 2010, and all discovery is to be completed by mid-March 2011. The Court set a trial date of June 6, 2011. While the DLC requests only injunctive relief, the DOC has conducted a preliminary funding analysis, which estimates that approximately $135 million of additional funding would be required over the next five fiscal years relating to program costs and staffing associated with the implementation of provisions of the original draft settlement agreement. This estimate does not include approximately $8 million in bond funding for information technology infrastructure and related upgrades.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance (the “DTA”). Plaintiffs allege that the way the DTA administers its programs has the effect of preventing persons with disabilities from having equal access to the DTA’s benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA’s policies and procedures as well as to information and telephone systems. The DTA has answered the complaint, and as of June 8, 2010, the parties were conducting discovery. After the assigned magistrate judge recommended class certification, the DTA filed objections with the District Court judge, who, as of June 8, 2010, had the matter under advisement since mid-March 2010. The Commonwealth has indicated that although the existence and scope of liability are contested by the DTA, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II), Massachusetts Housing Court—Western Division. These are consolidated class actions challenging the DTA’s practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home

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communities. In October 2006, the Housing Court allowed the plaintiffs’ motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and Didonato II. Following the court’s decision, the DTA worked with plaintiffs’ counsel to implement the court’s partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. Plaintiffs’ counsel moved to expand plaintiffs’ requested relief to include a demand that the DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. On July 1, 2009, the emergency shelter program was transferred from the DTA to another state agency, the Department of Housing and Community Development. The defendants served a formal opposition to the motion to expand the case in early May 2010. A court hearing was scheduled for June 17, 2010. If the court agrees to expand the Didonato cases to include this claim relating to the use of motels, and ultimately finds that the Commonwealth must facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million.

Mass. Community College Council, Inc., et al. v. Board of Higher Ed., et al., Suffolk County Superior Court. A group of individual plaintiffs and the employee organizations to which they belong brought this action for declaratory and mandamus relief, challenging the Commonwealth’s criteria for eligibility to enroll in Group Insurance Commission health insurance coverage under G.L. c. 32A and for the payment of a pro rata contribution for non-eligible employees who obtain health insurance coverage through the Health Insurance Connector Authority. The case is still in the early stages of litigation. The complaint was filed in late November 2009, and the State defendants answered on February 12, 2010, denying that the plaintiffs are entitled to any of the relief they demand. While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. The Commonwealth has indicated that, as of June 8, 2010, it was not possible to accurately estimate the costs that would be incurred if the plaintiffs prevailed.

Finch, et al. v. Health Insurance Connector Authority, et al., Supreme Judicial Court for Suffolk County. This lawsuit, filed directly in the Supreme Judicial Court single justice session, challenges, under the state Equal Protection Clause, a statute enacted in August 2009 that excludes from the Commonwealth Care program, run by the Connector Authority, those individuals who are alien residents with special status (“AWSS”). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. Because the Commonwealth does not receive federal Medicaid funds for these individuals (unlike other members of Commonwealth Care), the Legislature effectively reduced the Connector Authority’s budget by excluding this group of members. The Commonwealth then established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. The Commonwealth has indicated that, if plaintiffs succeed on their claims, it could incur as much as $80 to $100 million in additional costs for covering special status immigrants through Commonwealth Care in fiscal 2011. The Commonwealth noted that this is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al., United States District Court, Western Division. This is a proposed class action in which plaintiffs allege that the Commonwealth’s foster care system violates foster children’s constitutional and statutory rights to be protected from harm while in state custody; not to be deprived unnecessarily of child-parent and sibling relationships; to safe, stable foster care placements and timely adoption planning and recruitment; to payments to foster care providers that cover the actual costs of providing food, clothing, shelter, and other essential items; and to adequate educational, mental health, medical, and dental services. Plaintiffs further allege that children are abused and neglected while in the Commonwealth’s foster care system at a rate higher than the national average; that children in foster care are moved from one placement to another with unusual frequency; that many children never achieve permanency in their placements; and that hundreds of children “age out” of foster care inadequately prepared to live independently as adults. Plaintiffs claim that the system’s alleged failures are attributable to an insufficient number of social workers, all carrying

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excessive caseloads; a dearth of appropriate foster care placements and ancillary services; and insufficient supports (including financial reimbursement) to foster care providers. As of June 8, 2010, defendants had yet to respond to the suit, filed on April 15, 2010. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now the Centers for Medicare and Medicaid Services (“CMS”)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. New federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009, which CMS extended until June 30, 2010. As of June 8, 2010, the Commonwealth was expecting to have collected by the end of pool fiscal year 2010 an estimated $4.836 billion in acute hospital assessments since 1990 and an estimated $1.717 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. The Executive Office of Health and Human Services returned $9 million in FFP based on its own update of projected payment limits.

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, CMS issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009. (See Commonwealth v. Johnson below.)

Commonwealth v. Johnson, et al., United States District Court. The Attorney General filed this action seeking judicial review of the decision by CMS to deny approximately $86 million Federal Financial Participation (“FFP”) for targeted case management (“TCM”) services provided by the Department of Children and Families (formerly the Department of Social Services). On March 24, 2010, the District Court entered judgment for the United States. On May 20, 2010, the Commonwealth filed its appeal with the United States Court of Appeals for the First Circuit.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services, Suffolk Superior Court. Plaintiffs filed suit in July 2009 claiming that they are owed at least $120.9 million in additional payments by the Commonwealth’s Medicaid program for fiscal

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2009. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the Boston Medical Center hospital and managed care organization entities. Defendant filed an answer denying all claims. A hearing on the Defendant’s motion is scheduled for September 29, 2010.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services, Suffolk Superior Court. Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth’s Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. A hearing on the Defendant’s motion to dismiss all claims is scheduled for October 14, 2010.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. The Commonwealth has indicated that it is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 4, 2010, it is estimated that approximately $145.8 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I”), Appeals Court. In TJX I, the taxpayer challenged certain assessed corporate excise taxes and the Commissioner’s application of the sham transaction doctrine to various deductions claimed by TJX on account of purported royalty and interest payments to related, out-of-state corporations. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the direct amount in dispute, exclusive of interest, was approximately $9.8 million. The Board decided TJX I in favor of the Commissioner, and the taxpayer appealed. The Appeals Court largely affirmed the decision of the Appellate Tax Board in an unpublished decision dated April 3, 2009. Subsequently, the Supreme Judicial Court denied TJX Companies’ application for further appellate review.

TJX Companies v. Commissioner of Revenue (“TJX II”), Appeals Court. In TJX II, the taxpayer challenged a tax liability of approximately $18 million (including interest), arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Appellate Tax Board decided TJX II in favor of the Commissioner, and the taxpayer appealed. The Appeals Court affirmed the decision of the Appellate Tax Board in an unpublished decision dated July 23, 2010.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, Middlesex Superior Court. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. (The computers themselves were not subject to sales tax because Dell, at that time, had no physical presence in Massachusetts.) The Supreme Judicial Court ruled that Dell could not be liable under Chapter 93A (and therefore be forced to pay treble damages) for collecting taxes that it believed, in good faith, were due; the Court, however, let the declaratory action go forward. Dell has now filed a third-party complaint against the Commissioner, seeking a declaration that the taxes were wrongfully collected and should be paid back. The Superior Court now has under advisement the Commissioner’s motion to dismiss the third-party action, premised on the ground that Dell must first exhaust its administrative remedies. (Dell’s request for an abatement was denied by the Commissioner; Dell then filed abatement petitions with the Appellate Tax Board, seeking abatement of all sales taxes paid and remitted on Dell service contracts during the period at issue.) If successful on all of its claims, Dell argues that it is entitled to an abatement of approximately $27.8 million in previously paid tax (including

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interest that has accrued since dates of payment). The Feeney plaintiffs have estimated that approximately $40 million in sales tax was collected and should be returned to purchasers. As of June 8, 2010, neither the Commissioner nor the Attorney General had ventured any opinion as to Dell’s likelihood of recovery.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, Suffolk Superior Court. In a lawsuit filed in early 2010, DIRECTV claims that the excise on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth (enacted by Mass. St. 2009, c. 27, sec. 61 and 150) violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitutions. Although the suit is only in its incipient stage, the Commonwealth has indicated that the potential refund of taxes collected under the statute may exceed $10 million for each tax year. In mid-March 2010, the Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies.

Vodaphone Americas, Inc. v. Commissioner of Revenue, Appellate Tax Board. These five docket numbers cover the years 2000 to 2008 for two entities that owned an interest in a partnership doing business in the Commonwealth as Verizon Wireless. For the first three years, the partnership was owned through a tiered ownership structure of pass-through entities. The Commissioner claims that nexus is appropriate in these years. For the next six years, one of the entities in the ownership chain was a Bermuda corporation. The partner (Vodafone) is claiming that the corporation should pay tax on its income, while the corporation, as a disregarded entity, is filing a return (PS-1, for utilities) that indicates that its shareholder, a partnership, is flowing all income up to the partners. The issue is which entity is properly subject to tax on the income in this case. An additional issue concerns the sourcing of receipts for services in the numerator of the sales factor based upon where the company incurred the costs of performing the income-producing activity that gave rise to those receipts. The case was set for a status conference on June 16, 2010, with a discovery completion date scheduled for September 2010, and a trial date scheduled for October 2010. The Commonwealth has indicated that should Vodaphone prevail on all issues the potential loss to the Commonwealth is estimated at approximately $44 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by the Commonwealth and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs (the “Firm”) must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination were made, the States could still avoid the $1.1 billion adjustment if it was determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (“SFD”) proceeding got underway in June 2005. The Firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to the Commonwealth by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their

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escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to the Commonwealth by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent-enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent-enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to the Commonwealth by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2007 payout to the Commonwealth by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to the Commonwealth by approximately $28 million to $30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to the Commonwealth by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the

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Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. As in past years, the Commonwealth anticipated that one or more of the OPMs would withhold a portion of their payments due on April 15, 2009, to account for the 2006 NPM Adjustment. This withholding could reduce the Commonwealth’s anticipated payment by approximately $24 million or less, depending on how many OPMs withhold payments. Consistent with the procedures outlined above, the States could avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States.

In January 2009, the Commonwealth and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the states’ assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released approximately $21.8 million in withheld 2005 MSA payments to the Commonwealth. Philip Morris paid its entire April 2009 annual MSA payment, but R.J. Reynolds Tobacco Co. and Lorillard Tobacco Co. withheld their portion of the NPM Adjustment, which reduced the initial 2009 payout to the Commonwealth by approximately $22 million. As of June 8, 2010, the parties were still selecting arbitrators to hear the diligent enforcement claims. Each party had appointed one arbitrator. As of June 8, 2010, the two-party appointed arbitrators were in the process of selecting the third neutral arbitrator under the terms of the parties’ Agreement Regarding Arbitration and panel formation agreement. The full panel is expected to be in place by the end of August 2010.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. Discovery is complete. On April 27, 2010, the Court heard oral argument on the parties’ cross motion for summary judgment and has taken the matter under advisement.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority, Middlesex Superior Court. Plaintiffs filed suit against the Turnpike Authority on behalf of a purported “class” consisting of all toll payers within the Metropolitan Highway System (“MHS”). The plaintiffs claim that the use of toll money collected on some parts

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of the MHS to fund operations, maintenance, and tax debt service for other parts of the MHS (specifically, the Central Artery) is an unconstitutional tax and they seek an injunction and damages. The plaintiffs filed a motion seeking a preliminary injunction prohibiting the Turnpike Authority from spending any MHS tolls on the “non-tolled segments” of the MHS for the duration of the case. The Superior Court denied that motion. The Turnpike Authority filed a motion to dismiss, seeking to dismiss all counts of the third amended complaint. A hearing on the Turnpike Authority’s motion was held on October 15, 2009. The Court took the motion under advisement and, as of June 8, 2010, had not yet rendered its decision. The Commonwealth has indicated that in the event the motion were denied and the plaintiffs ultimately prevailed, the extent of the impact on the treasury of the Commonwealth could not be accurately estimated at this point.

Carol Surprenant v. Massachusetts Turnpike Authority, Massachusetts Port Authority, and Massachusetts Department of Transportation, United States District Court. Plaintiff originally sued the Massachusetts Turnpike Authority (“MTA”) and the Massachusetts Port Authority (“MassPort”) on behalf of a purported “class” consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called “Resident Discount Programs.” The plaintiff claims that the “Resident Discount Programs” are unconstitutional. The MTA and MassPort filed a motion to dismiss the complaint. On March 4, 2010, the court allowed, in part, their motion to dismiss under the Privileges and Immunities Clause of the United States Constitution and denied it, in part, as to the claim under the Commerce Clause of the United States Constitution. The Court authorized a 90 day period for discovery, followed by supplemental briefing. On April 5, 2010, plaintiff filed her first amended complaint, adding the Massachusetts Department of Transportation (“MassDOT”) as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth’s sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under 42 U.S.C. § 1983. Discovery in this matter is ongoing.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the Court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection (DEP) determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean up; and (2) clean up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. The Commonwealth has indicated that if a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

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The Arborway Committee v. Executive Office of Transportation, et al., Appeals Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Superior Court granted summary judgment to the state defendants on statute of limitations grounds, and the plaintiffs appealed. As of June 8, 2010, the matter was in the process of being briefed before the Appeals Court, and an argument date had not yet been set.

Boston Harbor Clean Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court’s order, not including combined sewer overflow (“CSO”) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment. The cost of initial construction of water treatment facilities required under the federal district court’s order had amounted to approximately $4.5 billion through December 2009. Going forward, the Massachusetts Water Resources Authority anticipated spending an additional $230 million on remaining construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system upgrades, retrofits, and replacements.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including in proceedings before the Superior Court and the Central Artery Tunnel Project Dispute Review Board (“DRB”) panel. The DRB has issued decisions on some of the claims, awarding plaintiffs $55 million on claims of $73.8 million. Those decisions are the subject of further court proceedings. As of August 10, 2010, plaintiffs also still have in excess of $60 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al., Suffolk Superior Court. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the recently enacted transportation reform

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legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees’ and retirees’ health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees, and foreclose collective bargaining of group insurance coverage. These changes are in each instance prospective, do not apply to the pension and health insurance provisions in collective bargaining agreements existing as of June 2010, and when ultimately implemented are anticipated to result in projected annual savings of $30 million to $40 million associated with the transition of the MBTA employee/retiree benefits to State-controlled insurance plans. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the Superior Court denied the plaintiffs’ request for a preliminary injunction regarding the first round of health insurance transfers, which then took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers, and the case is now in the discovery phase. The parties served cross-motions for summary judgment in May 2010 and, as of June 8, 2010, were completing matters associated with those motions. The Commonwealth anticipated that the cross-motions would be filed in mid-June and that the Superior Court would then hear the cross-motions for summary judgment before the next round of health insurance transfers, which were scheduled to occur on July 1, 2010.

OPEIU, Local 6 and the Massachusetts Trial Court, American Arbitration Association. On May 7, 2010, the Trial Court received an arbitrator’s award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees. Despite the lack of appropriations by the Legislature, the arbitrator concluded that the Trial Court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. The Commonwealth has indicated that the estimated cost of implementing the retroactive portion of the agreement is approximately $30.8 million. The estimated costs going forward for fiscal 2011 are approximately $18 million.

Howe v. Town of North Andover, et al., United States District Court. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff’s Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. As of June 8, 2010, no determination had been made as to the merits of the claims against the defendants.

* * * * *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement being dated May 15, 2009, as supplemented as of March 2, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The release by the U.S. Bureau of Economic Analysis of its first estimate of economic growth for the fourth quarter of 2009 reinforces the belief that the national recovery that began in the third quarter of 2009 picked up substantial momentum by the end of the year. The national economy expanded 5.7 percent in the fourth quarter of 2009. Real household spending grew 2.0 percent, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets. The strengthening global economy resulted in export growth, and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9 percent. Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth. As of February 2010, the State’s Division of the Budget (“DOB”) projected growth of 3.1 percent in real U.S. Gross Domestic Product for 2010, following a decline of 2.4 percent for 2009.

The U.S. Bureau of Labor Statistics has released its 2009 benchmark revision to the national employment data. The revised data indicate that, as of early 2010, about 8.4 million jobs had been lost since the start of the recession of 2008-09. Only 20,000 jobs were lost in January 2010, indicating a labor market turning point in the first quarter of 2010. On an annual average basis, as of February 2010, DOB projected a decline of 0.3 percent for 2010, following a historic decline of 4.3 percent for 2009. The projection reflects the Census Bureau’s February 2010 estimate that 1.2 million temporary jobs will be created to conduct the Census.

The outlook as of February 2010 calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930s. However, there are significant risks to this forecast. Although, as of February 2010, credit markets had improved substantially since February 2009, uncertainty remains about the quality of bank assets throughout the global financial system. The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery continues to create uncertainty. The large overhang of commercial real estate and related debt remains yet another source of risk. A negative credit market shock could result in a major setback to recoveries around the globe. Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter. On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery. The forecast as of February 2010 reflects continued spending under the Federal stimulus package as passed in February 2009. If the U.S. Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than is reflected in this forecast.

The New York State Economy

As of February 2010, the most recent data indicated that employment and wages for the second half of 2009 were weak. The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009. National employment trends represent key inputs to DOB’s forecast for the State labor market. The DOB estimates State employment to have fallen 2.9 percent for 2009, to be followed by a decline of 0.6 percent for 2010. Private employment is expected to decline by 3.5 percent for 2009, followed by a decline of 0.9 percent for 2010. Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0 percent. Total State wages were projected to rise 3.5 percent for 2010.

All of the risks to the U.S. forecast apply to the State forecast as well, although the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York, as the nation’s financial capital. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State’s commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

The Updated Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to: the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on State tax collections; increased demand in entitlement- and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of the amount of Medicaid spending that is paid for by the Federal government (known as the Federal Medicaid assistance percentage or “FMAP”), and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

The State indicated that there could be no assurance that the Legislature would not make changes to the Executive Budget that would have an adverse impact on the budgetary projections set forth herein, or that it would take final action on the Executive Budget before the start of the 2010-11 fiscal year on April 1, 2010. Furthermore, there can be no assurance that the budget gaps in the 2009-10 fiscal year or future years will not increase materially from February 2010 projections. If this were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, full implementation of the deficit reduction plan (“DRP”) in the 2009-10 fiscal year, including transactions related to Battery Park City Authority ($200 million) and the video lottery terminal (“VLT”) franchise payment ($300 million), which would require additional cash management actions in the 2009-10 fiscal year if these did not occur as planned; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels projected as of February 2010. Several transactions were dependent upon the actions of third parties, including those involving the Battery Park City Authority, the VLT franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees. As of February 2010, ongoing delays continued to surround the award of the VLT franchise and have the potential to impact the timing of the expected franchise payment. The State indicated that such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2009-10.

The Updated Financial Plan assumes the Federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher FMAP authorized in the American Recovery and Reinvestment Act (“ARRA”). If the FMAP extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2009-10 and beyond. The Updated Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Updated Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-11. The Financial Plan does not include any costs for potential wage increases beyond that point.

As of February 2010, the Updated Financial Plan did not include estimates of the costs or savings, if any, that could result if the Federal government approved comprehensive changes to the nation’s health care financing system. There is a risk that Federal changes could have a materially adverse impact on the State’s Financial Plan projections in future years. As of February 2010, the State indicated that DOB expected to provide a more comprehensive assessment as events warranted.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Special considerations include the following:

Budget Gap

As of November 2009, the Governor had proposed approximately $3.2 billion in actions to eliminate the estimated 2009 budget gap. Approximately three-quarters of the proposed actions would require the approval of parties, including the State Legislature and officials at other levels of government that are outside the control of the executive.

The State indicated that there could be no assurance that the budget gaps in 2009 or subsequent years would not increase materially from November 2009 projections. If an increase were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; deferral of planned payments to the State retirement system, school districts, vendors, local governments, service providers, or other entities; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In many cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the executive.

As of February 2010, the most significant new gap-closing resource was an anticipated six-month extension of a higher FMAP for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommended a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. Under ARRA, the higher FMAP for eligible Medicaid expenditures in effect as of 2010 would expire on December 31, 2010. As of February 2010, DOB estimated that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years.

State Workforce Reductions Initiatives

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expected that the WRP would result in a State workforce reduction equivalent to approximately 8,700 employees, and would generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce was expected to be reduced to 128,803 positions, a reduction of 7,687.

As of November 2009, the Financial Plan had been revised to reflect the agreement between Governor Paterson and the State’s two largest public employee unions (the Civil Services Employees Association (“CSEA”) and the Public Employees Federation (“PEF”)) in order to achieve alternative savings through measures other than potential layoffs. The agreement assumed $260 million in savings over two years through a severance payment program, the elimination of funded vacancies, and employee attrition. The DOB-approved agency plans would achieve those $260 million in cost-reductions and were reflected in the Financial Plan. As of November 2009, the State indicated that it was continuing to work toward enactment of Tier V and the implementation of Voluntary Reduction in Work Schedule, which are the other components of the agreement. As such, they were not yet reflected in the Financial Plan as of November 2009.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees would not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. The Enacted Budget Financial Plan included a spending reserve of approximately $400 million in 2009-10 and $275 million in both 2010-11 and 2011-12 to finance potential agreements with unsettled unions. The reserve was calculated on the assumption that the agreements would have terms and conditions comparable to the contracts that had been ratified by other unions, including CSEA and PEF. As of November 2009, the recent binding arbitration awards for Corrections Officers and Supervisors and the settlement with investigators and senior investigators in the Division of State Police added costs above the pattern of settlements. The costs of the awards were accounted for in the Updated Financial Plan projections as of November 2009. However, it was possible that additional increases would be granted to these unions as part of ongoing negotiations (as well as the unions that cover graduate students and Park Police).

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits covered $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG had issued four final audit reports, which covered claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommended that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While, as of May 2009, CMS had not taken any action with regard to the disallowances recommended by OIG, CMS was deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Federal Regulations

Federal regulations pose a risk to State finances, particularly in the area of health care. CMS has attempted to promulgate regulations that, among other actions, seek to limit reimbursement to public providers to actual costs. These regulations were under a Congressional moratorium until July 1, 2009. Although the moratorium on regulations governing public provider cost limits, graduate medical education and rehabilitation services was not extended, the Federal Stimulus bill contained a “Sense of the Congress” provision that the Secretary of Health and Human Services should not promulgate these three regulations in final form. However, Congress also required that an independent assessment of these regulations be conducted to better understand the impact nationwide. Lewin and Associates was retained by CMS to complete this review, and, as of November 2009, a draft report was expected to be released before the end of 2009. Based on data provided by New York State to Lewin and Associates, these regulations, if implemented, would result in a decrease in Federal aid to New York State of some $2.4 billion—$1.7 billion associated with limiting public provider reimbursement to cost and $700 million stemming from the graduate medical education regulation and the rehabilitation services regulation. These reductions would impact a myriad of State services and programs, including hospitals, clinics, nursing homes, mental hygiene services, the Early Intervention Program and schools.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and, as of May 2009, were in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Debt Reform Cap

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) through 2011-12. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Based on the updated forecasts in the Updated Financial Plan as of November 2009, debt outstanding and debt service costs over the plan period were expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap was expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. These projections, contained in the Second Quarterly Update to the official statement, released by the State of New York in November 2009 (the “Second Quarterly Update”), represent a decline in projected debt capacity as compared to the First Quarterly Update to the official statement, released by the State of New York in July 2009 (the “First Quarterly Update”), which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for City University of New York (“CUNY”) and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters since November 2009 demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. As of November 2009, the State indicated that measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast as of May 2009 contained specific transaction risks and other uncertainties, including, but not limited to, the development of new VLT facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of

Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. As of May 2009, the State indicated that such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, the State emphasized that there could be no assurance that (1) receipts would not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for years subsequent to 2009 would not increase materially from the projections set forth herein.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments had negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or subsequent downturns in financial markets would not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns would result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 contained a plan to close the largest budget gap faced by the State to that point. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold between May 2008 and May 2009. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the 2008-09 economic downturn and dislocation in the financial markets. The 2008-09 recession was characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expected this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the 2008-09 downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10—or more than twice the last recession—were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan for 2008-09 (the “2008-09 DRP”). The 2008-09 DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for

2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan included $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the 2008-09 DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the 2008-09 DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that was expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan included $6.15 billion in direct fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in FMAP and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 would be balanced, and would leave budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) had been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion—or over 70 percent—from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget—that is, spending financed directly by State residents through State taxes, fees, and other revenues—held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. As of May 2009, projected General Fund spending for 2009-10 was reduced by $8.7 billion compared to the current-services forecast. As of May 2009, State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. As of May 2009, State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn was the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, as of May 2009, the $15 billion incremental increase to the combined gap since May 2008 was almost entirely due to the worsening outlook for receipts.

Accordingly, as of May 2009, the gap-closing plan under the State’s control (that is, excluding Federal aid) was weighted toward spending restraint, but also relied on substantial tax and fee increases. Actions to restrain spending constituted approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constituted approximately 39 percent of the plan. Non-recurring resources made up the remainder.

Spending Restraint

Under the Enacted Budget, actions to restrain General Fund spending were to affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan to restrain General Fund spending included the following:

•

A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of-Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorized savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

•

A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that would continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

•

A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

•

A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

•

A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and CUNY Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

•

A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

•

A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

•

A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which was to be made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

•

A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget included $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits were scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

•

A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

•

A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counted on savings from instituting the WRP. The WRP was to reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions were to be in addition to those that the DOB expected to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 were not slated to receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore were not slated to be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan was slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan included a modest level of new initiatives in 2009-10, the costs of which were counted against the savings actions presented in the Financial Plan. The most significant initiatives included a new low-cost student loan program to which the State was scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimated that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet commitments existing as of May 2009—and by almost $9 billion from 2008-09 results—to achieve a balanced budget in 2009-10. The State indicated that spending reductions of this magnitude would have been in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget included a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions included:

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Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

•

Increased Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action was expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

•

Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

•

High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

•

Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program was due to sunset on June 30, 2010—one year earlier than under prior law;

•

Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

•

Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

•

License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions included increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also included a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget included $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan did not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two-year period included:

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Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

•

Increase Business Tax Prepayment ($333 million): This action increased the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

•

New York Power Authority Excess Resources ($476 million): This action authorized the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million was planned in 2009-10). Of this amount, $215 million represented funds that were reserved by the New York Power Authority (“NYPA”) to pay for the disposal of waste at a Federal repository. It was anticipated that NYPA would not need these funds for several years. The remaining transfer represented assets not anticipated to be necessary to meet NYPA’s short-term operating, capital or debt service costs;

•

Equipment Financing ($104 million): This action authorized the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB planned to make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

•

City University (no net impact): To realize the benefit of health care savings in the 2008-09 DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, were scheduled to be made on their statutory due dates, not ahead of schedule. No net impact was expected over the two fiscal years.

Other non-recurring resources consisted of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in

2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponded to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP was slated to result in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid was to add $1.15 billion in spending to the All Funds budget.

Lastly, as of May 2009, a substantial amount of Federal aid that has no direct impact on the State’s budget gaps was expected to flow to the State—and through the State Financial Plan to end recipients. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expected to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, is expected to pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending had been reduced as of May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid were slated to substantially increase All Funds spending in 2009-10. In total, Federal aid was responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which were directly related to the economic downturn, added an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprised $8.6 billion of the projected total increase in All Funds spending.

Update on 2009-10 General Fund Budget Gap (Before Gap-Closing Actions)

In the Second Quarterly Update, DOB estimated a General Fund budget gap of $3.2 billion in the 2009-10 fiscal year.1 As of November 2009, the budget gap for 2010-11 was projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years were also estimated to be higher than in the First Quarterly Update, and were projected, as of November 2009, at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

1	The budget gap represents the difference between estimated disbursements and the resources expected to be available to pay for them.

Since the Second Quarterly Update, as of February 2010, DOB had made several substantive revisions to the current-services forecast for the 2009-10 fiscal year that, taken together, increased the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion). As of February 2010, the estimate for tax collections had been reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures had been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data. An increase in the expected value of the VLT franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.

After accounting for the deficit reduction plan and the forecast revisions, as of February 2010, the General Fund had an estimated shortfall of $1.4 billion remaining in the 2009-10 fiscal year.2 This estimate assumed the successful completion of, among other things, transactions related to the VLT franchise payment and the Battery Park City Authority. Rather than proposing additional gap-closing measures in the 2009-10 fiscal year, when the range of options for achieving recurring savings was increasingly limited, the State expected to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings.3 As of February 2010, the State expected to end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State’s rainy day reserves.

Deficit Reduction Plan to Address 2009-10 Fiscal Year Gap

The Governor proposed a Deficit Reduction Plan (“DRP”) to eliminate the $3.2 billion budget gap in 2009-2010. The Governor called the Legislature into special session that was to be held in November 2009 to act on the proposals in the DRP that required legislative approval.

The proposed DRP consisted of across-the-board reductions to most local aid programs ($1.3 billion); across-the-board reductions to State agency operating budgets ($500 million); enhanced audit and recovery activities in the areas of tax compliance and Medicaid fraud, including a tax amnesty program ($400 million); the transfer of available resources from the Battery Park City Authority ($300 million); a franchise payment for VLT development rights at Aqueduct Racetrack ($200 million); transfers of certain available resources from other funds of the State and public authorities ($175 million); and other actions ($200 million).

For presentation purposes, the DRP was divided into two parts: actions that could generally be implemented administratively by the Executive and actions that required the approval of the Legislature or other outside parties. The administrative actions, which DOB estimated would total approximately $800 million, included the following:

•

Agency Operations Reductions: The Governor ordered an 11 percent reduction to agency operating budgets. The reductions are expected to save approximately $450 million annually. These savings are reflected in the agency operating totals of the Updated Financial Plan. For the most part, the State agency reductions do not require legislative approval. The main exception is CUNY, which, because of the structure of its appropriations, requires the approval of the Legislature. However, to ensure treatment on parity with SUNY, the Financial Plan assumed that the CUNY reduction would be approved.

•

Medicaid Fraud: The Governor ordered the State Office of the Medicaid Inspector General to enhance activities to eliminate fraud, waste and abuse, with a goal of identifying an additional $150 million in savings in the 2009-10 fiscal year.

2	By law, the General Fund is considered “balanced” on a cash-basis of accounting, if at the end of the fiscal year, all planned payments, including tax refunds, have been made without the issuance of deficit notes or bonds, and the balances in the Tax Stabilization Reserve and Rainy Day Reserve have been restored to the level they were at the start of the fiscal year.
3	In practice, the State expected to carry the budget shortfall into 2010-11 by not making certain payments that had initially been scheduled to be made in 2009-10 but are not due by law until 2010-11. For planning purposes, the Updated Financial Plan assumes this will be done through the management of tax refunds and aid payments scheduled to be made in 2009-10 but due by law in 2010-11.

•

Debt Management: In 2009-10, the State was realizing savings compared to its debt service estimates from refundings, the use of Build America Bonds (“BABs”), and relatively low interest rates on its variable rate bonds.

•	18-A Assessment: This reflected an upward reestimate in the amount of revenue generated from an increased assessment on utilities enacted in 2009-10.

•	Workers’ Compensation Surplus Recapture: Certain insurers indicated their intention to remit excess funds under legislation enacted as part of the 2009-10 Budget.

•	Dormant Funds: Certain moneys held in dormant accounts were to be made available to the General Fund.

Actions requiring approval of the Legislature or other outside parties were estimated to total approximately $2.3 billion and included:

•

Local Assistance Reductions: The DRP proposed a 10 percent reduction to all remaining, undisbursed local assistance spending in the 2009-10 fiscal year for most programs. School aid was to be limited to 4.5 percent reduction of remaining undisbursed scheduled payments for the 2009-10 fiscal year (an annualized impact of 3 percent based on projected Enacted Budget 2009-10 full school year spending). This school aid reduction was to be achieved by a one-time Gap Elimination Adjustment (“GEA”), which would result in a per-pupil reduction adjusted for school district wealth, student needs, and residential tax burden. The size of the GEA for high-needs districts was also to be limited to 1.4 percent of total General Fund expenditures. This was expected to result in a reduction of $686 million on a school year basis ($480 million in the 2009-10 fiscal year) from prior levels. Reductions to the STAR program and to programs that would have directly caused mandated cost shifts to New York City and counties were not recommended in the DRP.

•	Battery Park City Authority: The State would receive $300 million in excess revenues from the Authority. This was subject to agreement with New York City and the Authority.

•

Tax Audit/Amnesty: An amnesty program would partially forgive accrued penalty and interest on long-outstanding State tax liabilities in order to encourage individuals to resolve unpaid claims. For assessments between three years and six years overdue, penalty and interest would be reduced by 50 percent. For assessments overdue more than six years, penalty and interest would be reduced by 80 percent.

•

VLT Franchise Payment: The DRP assumed that the winning Aqueduct VLT bidder would make a franchise payment of at least $200 million in the 2009-10 fiscal year. The Financial Plan had assumed that this payment would be made in 2010-11.

•	Regional Greenhouse Gas Initiative (“RGGI”): This proposal would transfer $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund to the General Fund.

•	Dormitory Authority: The State would receive $26 million from the Authority.

•

Other Actions: This included a number of potential actions that could be implemented to achieve savings in the 2009-10 fiscal year. Potential actions included the in-sourcing of information technology activities pursuant to legislation to modernize civil service rules; further controls on specific agency activities; the use of funds currently earmarked for debt management purposes; and other initiatives. As of November 2009, DOB believed that savings of approximately $150 million from these or comparable actions, some of which require legislative approval, could be achieved in the 2009-10 fiscal year.

DOB estimated that approximately $2.3 billion of the $3.2 billion in DRP proposals (or approximately 75 percent) would require the approval of the Legislature or other levels of government, or both. These included the reductions to local aid programs, use of authority resources, authorization for the tax amnesty program, and approval of the VLT franchise payment. DOB expected that approximately $800 million in DRP actions, including most of the reductions in State agency operations (with the exception of CUNY), could be implemented administratively.

The four-year Financial Plan projections by agency and Financial Plan category set forth in the Updated Financial Plan reflected only the impact of DRP actions that DOB believed could be implemented administratively. Actions that would require the approval of the Legislature or other parties, such as the proposed reductions in local assistance spending, were not reflected in the detailed projections, but only displayed as a potential benefit in closing the 2009-10 fiscal year deficit.

In December 2009, the Governor and Legislature approved a DRP that provided an estimated $2.7 billion in 2009-10 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million. DOB estimated that the DRP approved on December 2, 2009 would generate savings of $2.7 billion in 2009-10, and recurring annual savings in the range of $700 million to $875 million.

Administrative actions taken with the DRP included reductions of up to 11 percent of agency operating budgets; enhanced activities by the State Office of the Medicaid Inspector General to eliminate waste, fraud, and abuse; debt service savings achieved through refundings, the use of Build America Bonds, and the relatively low interest rates on the State’s variable rate bonds; additional revenue expected from an increased assessment on utilities enacted in 2009-10; and the use of other available resources.

The enacted DRP approved a 12.5 percent reduction to remaining, undisbursed local assistance spending in the 2009-10 fiscal year for various programs, including transit aid, mental hygiene, health care and aging (excluding Medicaid), education and arts (excluding school aid), certain social services programs, and higher education (excluding TAP). In addition, targeted local reductions included:

•

Reducing Aid and Incentive for Municipalities (“AIM”) funding for non-calendar year cities on a sliding scale based on the city’s overall reliance on that aid. Municipalities with a higher reliance on AIM received smaller percentage reductions ($32 million).

•	Reducing anti-tobacco funding ($10 million).

•	Eliminating the 2010 trend (inflation) factor for hospital, nursing home, home care, and personal care providers during the first quarter of the calendar year ($12 million).

•	Authorizing nurses to increase the supply of prescription medicine for home care patients from 8 days to 15 days, thus lowering the frequency of necessary visits ($3 million).

•	Realizing additional Medicaid and EPIC pharmacy reimbursement as a result of a Federal litigation settlement related to First Data Bank ($19 million).

•	Delaying scheduled Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) spending in the 2009-10 fiscal year ($45 million).

•	Lowering State subsidies for costs associated with mental health parity coverage by 30 percent ($10 million).

•

Reducing funding for managed care quality incentives ($5 million); pay-for-performance incentives to health care providers ($4 million); teacher centers ($4 million); mortgage foreclosure assistance ($3 million); a disease management demonstration program ($3 million); cervical vaccines ($2 million); emergency contraception; and new shared services efficiency grants.

Other actions included the use of $391 million in ARRA funding for school aid; authorization of a tax amnesty program for the final quarter of 2009-10; the planned receipt of $200 million in excess revenues from the Battery Park City Authority (subject to agreement with New York City and the Authority); a planned franchise payment from the bidder who wins VLT development rights at Aqueduct (previously assumed to be received by the State in the amount of $145 million during 2010-11); transfers of $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund; the use of earned dividends to offset employee health and dental insurance costs; and Tier V pension reform savings.

State Cash Flow Projections

The Enacted Budget for 2009-10 authorized the General Fund to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurred first. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money).

Through the first ten months of 2009-10, the General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2009, as well as January 2010. As of February 2010, the State indicated that the General Fund might need to rely on this borrowing authority at times during the remainder of the fiscal year.

During the fiscal year, the State took actions to maintain adequate operating margins, and expected to continue to do so as events warrant. For example, the State planned to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as originally planned. In addition, in December 2009, the Budget Director deferred a portion of certain payments to school districts, counties, and other entities to preserve liquidity during the month.

The State reserved money to make the debt service payments scheduled for February and March 2010 that were to be financed with General Fund resources. As of February 2010, money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continued to be set aside as required by law and bond covenants.

The General Fund ended December 2009 with a negative balance of approximately $205 million. Absent the specific cash management actions outlined above and the benefit of certain actions approved in the DRP, the negative balance would have exceeded $1.5 billion. Preliminary results for January 2010 indicated the General Fund had a balance of $3.3 billion.

Structural Budget Gap

As of February 2010, the State indicated that spending continued to increase at a faster rate than receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-99 through 2008-09, overall spending grew at a compound annual rate of 5.6 percent.4 By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period. As of February 2010, before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately 7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB’s economic forecast for the recession and recovery.

2009-10 Projected Closing Balance

As of February 2010, DOB estimated that the State would end 2009-10 with a General Fund balance of $1.4 billion, including $1.2 billion in the rainy day reserves. This assumed that the shortfall for 2009-10 would be carried forward into 2010-11 and that the DRP actions planned for the 2009-10 fiscal year would be achieved in their entirety.

4	The growth rate was 5.8 percent adjusted for the impact of the FMAP increase under ARRA in 2008-09.

General Fund Operating Results

General Fund operating results through September 2009 were $710 million better than projected in the First Quarterly Update, but this was due primarily to management actions to maintain adequate operating margins and routine variances in the timing of disbursements that were not expected to affect annual spending levels. The most significant action was to change the State’s planned contribution of approximately $960 million to the State Retirement System to March 1, 2010, the statutory payment date, from September 2009, where it was originally planned. Excluding the impact of management actions and timing variances, DOB estimated that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels.

Through September 2009, General Fund tax receipts including transfers were $763 million below the projections included in the First Quarterly Update and $2.4 billion below the initial projections. Lower personal income tax revenue represented nearly all of the variance from Plan. This decline was partly offset by higher non-tax revenue.

Spending results through September 2009 were below the forecast set forth in both the First Quarterly Update ($1.3 billion) and the Enacted Budget ($1.9 billion). The majority of the spending variances reflected management actions and routine changes in the expected timing of payments. The most significant variances included:

•	The decision to hold the State’s pension payment ($846 million), as well as the Judiciary pension payment ($113 million), until March 1, 2010.

•	Payments related to the NYSCOPBA collective bargaining settlements (including retroactive payments) that were planned in September but did not occur until October ($258 million).

•	A public assistance payment ($170 million) that was expected at the end of September, but not processed until October 1.

Additional information on operating results and explanations on variances are provided below.

Summary of General Fund Receipts Variance from Plan

The variance in personal income tax collections was comprised of lower than expected withholding ($221 million); estimated payments ($564 million) due to greater-than expected weakness in both the base and the temporary surcharge on high-income taxpayers; other payments ($22 million); and higher than planned refunds ($2 million). These negative variances were partially offset by a net positive variance of $40 million resulting from the Revenue Bond Tax Fund (“RBTF”) dedication and subsequent post debt-service transfer to the General Fund.

The user taxes and fees shortfall was due to the sales tax ($75 million) as the result of a significant decline in consumer demand. This was partially offset by positive variances in cigarette, tobacco, and alcoholic beverage taxes and fees totaling $21 million and a net positive variance of $15 million resulting from the Local Government Assistance Corporation (“LGAC”) dedication and subsequent post debt-service transfer to the General Fund.

Business tax receipts were $41 million below forecast as a result of lower gross receipts ($171 million) driven by weaker than expected calendar filer estimated payments in September 2009, particularly for both the corporate franchise tax and the bank tax. This variance was partly offset by favorable timing-related variances in audit collections and refunds totaling $130 million. This was primarily due to collections from a financial services audit that was expected to be received later in the fiscal year.

The above declines were partly offset by higher collections for estate tax receipts ($48 million); 18-A utility assessments ($45 million); abandoned property ($41 million); and various fees and reimbursements. These increases were partly offset by the delay of planned fund sweeps ($80 million) and lower than-expected Bottle Bill receipts ($29 million).

Summary of General Fund Spending Variances from Plan

Local Assistance spending through September 2009 totaled $16.1 billion, consistent with the First Quarterly Update. Higher than planned spending for school aid, including the UPK program and the Board of Cooperative Educational Services ($88 million), and Medicaid, due to higher-than-projected weekly cycle payments ($65 million), was offset by the timing of a public assistance payment originally scheduled for September 2009 ($170 million) which was delayed until October 2009.

Personal Service spending was lower due to the processing of the NYSCOPBA collective bargaining settlement ($258 million). Non-personal service spending was lower in the areas of Corrections ($29 million), SUNY ($21 million), and public health ($18 million). General Service Charge (“GSC”) spending was lower due to the movement of the pension payment. Transfers to Other Funds were lower than planned due mostly to the timing of the State-share of Medicaid reimbursements for State-operated facilities and mental hygiene programs.

February 2010 Updates to General Fund Operating Results

The State took several actions, subsequent to the cash-flow forecast in the Second Quarterly Update, to improve its cash position, which, as of February 2010, continued to be a concern. On December 14, 2009 the Governor directed the Budget Director to delay the certification of $750 million in local assistance payments, subject to authority over the spending of appropriations (known as the Certificate of Approval) granted to the Director in the Enacted Budget. This action was intended to preserve the State’s liquidity position in light of the volatility of month-end revenue collections and the potential shortfalls in available cash that were at risk of occurring during a short period from mid-December 2009 to early January 2010. In addition, the DRP approved in December 2009 provided approximately $285 million in savings that were not counted on in the Second Quarterly Update cash-flow forecast.

Based on preliminary results, the General Fund ended January 2010 with a cash balance of $3.2 billion, $693 million lower than projected in the Second Quarterly Update.

Receipts Variance from Second Quarterly Update. Through January 2010, General Fund receipts, including transfers from other funds, were $1.1 billion below the Second Quarterly Update projections. Personal income tax receipts were $1.6 billion below planned levels, partly offset by higher miscellaneous receipts of $488 million, as a result of the DRP and the partial receipt of a legal settlement from Credit Suisse that was previously expected in March 2010. Other tax variances were modest.

Disbursements Variance from Second Quarterly Update. Through January 2010, disbursements, including transfers to other funds, were below the 2010-11 Executive Budget forecast. This is due mostly to routine variances in the timing of payments and is not expected to affect annual totals. The most significant variances include:

•	Medicaid: Spending exceeded the forecast due to a spike in enrollment, which is resulting in higher spending for prescription drugs and premium costs, as well as fee-for-service delivery.

•

Education: Spending was lower due to the timing of Special Education Summer School payments and categorical spending for Aid to Public Libraries, Non-Public School Aid, and Higher Education Opportunity Programs.

•	School Aid: Lower spending was due to the use of ARRA funds approved as part of the DRP and slower than anticipated claims for categorical programs.

•	Non-Personal Service: Lower spending reflects ongoing Statewide management of expenses.

•	Transfers: Spending was lower than projected due to timing-related issues and claims processing delays.

General Fund Annual Change

Through September 2009, receipts were $4.2 billion, or 14.3 percent, below the same period in 2008. This annual decline was almost entirely attributable to the drop in personal income tax collections ($4.2 billion), as well as lower sales tax collections. Through January 2010, receipts were $4.0 billion, or 8.9 percent, below the same period in 2008-2009. All tax categories reflected an annual decline, but most of the drop was attributable to personal income tax collections ($3.6 billion).

As of September 2009, spending was $1.8 billion, or 6.8 percent, lower than the prior year. Through January 2010, spending was $2.3 billion, or 5.5 percent, lower than for the same period in the prior year. This was due primarily to the timing of the pension payment; reductions in Medicaid spending resulting from the FMAP increase that lowers State-share spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State-share Medicaid costs. These declines were partly offset by growth in school aid, higher education, and mental hygiene spending.

All Governmental Funds

All Funds receipts through September 2009 fell below the First Quarterly Update projections by $2.4 billion due to the decline in tax receipts described above, as well as $1.9 billion in lower Federal grants due to the timing of reimbursements.

State Operating Funds spending through January 2010 was $1.2 billion below the Second Quarterly Update forecast and included the General Fund spending variances described above. Significant variances in other State funds included lower-than-anticipated debt service as the result of an administrative processing delay ($179 million) and lower than expected Transportation spending due to reduced level of payments to the Metropolitan Transportation Authority (“MTA”) from the MTA Financial Assistance Fund due to lower mobility tax receipts.

Capital Projects spending was below the Second Quarterly Update due to slower than expected spending across all areas. The largest variances occurred in Transportation, Parks and the Environment, and Economic Development. The Federal Operating variance was largely attributable to slower-than-expected spending of Federal ARRA funds for education.

2010-11 EXECUTIVE BUDGET FINANCIAL PLAN OVERVIEW

On January 19, 2010, the Governor presented his Executive Budget for 2010-11 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or “Initial Plan”) reflected recommendations to eliminate a General Fund budget gap in 2010-11 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-10 that was expected to be carried forward into 2010-11.

On February 9, 2010, the Governor submitted amendments to the Executive Budget. The Updated Financial Plan reflects the (a) impact of the Governor’s amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010.

The Updated Financial Plan projects that the budget gap that must be addressed in 2010-11 increased by $750 million to $8.2 billion. The increase from the Initial Plan was due to downward revisions to the personal income tax forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions increased the 2009-10 budget shortfall that was expected to be carried into 2010-11 to $1.4 billion, an increase of $880 million from the Initial Plan.

The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-10 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law.

Update on 2010-11 Fiscal Year General Fund Budget Gaps

The General Fund had a projected current-services budget gap of $8.2 billion for 2010-11.5 The current-services gap for 2010-11 increased by $1.4 billion compared to the Second Quarterly Update forecast. The growth in the gap was due almost exclusively to the $1.4 billion budget shortfall that was expected to be carried forward from 2009-10 into 2010-11, as described above. There were also a number of substantive current-services revisions based on updated information, that, in total, resulted in no material change to the gap. These included a reduction in projected tax receipts in 2010-11, based on updated economic data and collections experience ($202 million); a change in the timing (from 2010-11 to 2011-12) of estimated receipts related to conversions of health insurance companies to for-profit status ($242 million); an increase in the estimate for Medicaid expenditures ($170 million); and the elimination of a requirement for motorists to renew their license plates ($93 million). These reduced receipts are offset in part by downward revisions to the spending estimates for school aid, based on the latest database update, and for a number of other programs, based on updated program data and spending trends.

The current-services gap in the General Fund is projected to nearly double between 2010-11 and 2011-12, increasing from $8.2 billion to $14.5 billion. This is caused in large part by the assumed expiration, at the end of calendar year 2010, of Federal stimulus funding for Medicaid, education, and other governmental purposes in the current-services forecast, which would result in approximately $4.4 billion in costs reverting to the General Fund, starting in 2011-12. The assumption related to Federal Medicaid funding has been modified in the Updated Financial Plan, as described elsewhere, based on the President’s Executive Budget dated February 1, 2010. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary personal income tax increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by approximately $1 billion from 2010-11 levels.

Amended Executive Budget Financial Plan

The Updated Financial Plan would fully eliminate the 2010-11 budget gap of $8.2 billion (which includes the $1.4 billion shortfall carried forward from 2009-10), and reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion. The plan would, if enacted in its entirety:

•

Provide over $8.7 billion in gap-closing actions and resources, which, if approved, would permit the State to set aside nearly $500 million in resources above what is needed to balance the 2010-11 budget to deal with fiscal uncertainties;

•	Reduce spending from the current-services forecast by approximately $5.0 billion in 2010-11, in both the General Fund and in State Operating Funds;

•	Hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in 2009-10 and increase it in 2010-11; and

•	Maintain the State’s rainy day reserves at $1.2 billion.

The Updated Financial Plan does not advance any proposals to close the budget gaps with deficit borrowing, which would likely have an immediate adverse impact on the State’s credit rating and add to the long-term budget imbalance.

5	The 2010-11 current-services gap represents (a) the difference between the General fund disbursements, including transfers to other funds, that are expected to be needed to maintain current-services levels and specific commitments, and the expected level of resources to pay for them, plus (b) the operating deficit projected in HCRA, which helps finance a number of State health care programs, including a share of the Medicaid program. It does not reflect the benefit of actions taken in the DRP or proposed in the Executive Budget, as amended.

Composition of the Proposed Gap-Closing Plan

Under the proposed plan, the combined four-year gap (2010-11 through 2013-14) is reduced by more than half, declining from $62 billion to $28 billion. Reductions to current-services spending total approximately $5 billion in the State Operating Funds ($5.9 billion in the General Fund) and constitute 68 percent of the gap-closing plan. The proposed reductions affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

The gap-closing plan includes $1.2 billion in tax and fee increases. These include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses. In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprise 7 percent of the actions proposed in the Executive Budget, total $565 million. Importantly, this is less than the annual growth in savings achieved by recurring gap-closing actions which are expected to grow in value by approximately $1.4 billion from 2010-11 to 2011-12. As a result, the non-recurring actions are not expected to increase the budget gap in 2011-12.

Anticipated Federal aid accounts for the balance of the gap-closing plan. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. If approved by Congress, the proposed FMAP extension would help states maintain their Medicaid programs during a period of high enrollment growth and reduced state revenue.

Under ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. DOB estimates that, if approved, the extension of higher FMAP through June 30, 2010 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years. If the extension of FMAP were not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

Detailed Explanation of Gap-Closing Plan

As noted above, the gap-closing plan consists of two parts, the Updated Financial Plan proposals and the recurring impact of the DRP. This section describes the gap-closing actions proposed in the Updated Financial Plan. It is followed by a summary of the estimated effects of the DRP.

The 2010-11 gap-closing actions are organized into three general categories: (a) actions that reduce current-services spending in the General Fund on a recurring basis (“Spending Control”); (b) actions that increase revenues on a recurring basis (“Revenue Actions”); and (c) transactions that increase revenues or lower spending in 2010-11, but that cannot be relied on in the future (“Non-Recurring Resources”). The sections below provide details on the actions that are recommended for 2010-11 under each category.

Spending Restraint

The Executive Budget gap-closing plan for 2010-11 focuses foremost on actions that reduce the growth in State spending on a recurring basis. Actions to restrain spending account for 68 percent of the gap-closing plan and will affect most activities funded by the State.

Local Assistance. Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Excluding the impact of potential payment deferrals from 2009-10 into 2010-11 and the extension of enhanced FMAP, State Operating Funds spending for local assistance is estimated at $54.2 billion in 2010-11, an increase of $244 million (0.5 percent) from 2009-10. The most significant gap-closing actions in local assistance include the following:

•

School aid/lottery aid ($1.6 billion on a State fiscal year basis) by imposing a one-time adjustment to formula-based school aid on a wealth-equalized basis ($1.4 billion); extending the phase-in of the Foundation Aid program from seven to ten years; and enhancing the operation of the State’s lottery games and VLT facilities (including increased advertising, the extension of operating hours at VLT facilities, and the enhancement of the Quick Draw game) to increase lottery revenues for financing school aid ($128 million).

•

Health Care ($822 million) through cost-containment measures in Medicaid, including eliminating inflation-based adjustments to rates; decreasing managed care premiums; heightening anti-fraud and audit efforts; implementing prior-approval for insurance rate changes; and financing a greater share of Medicaid spending through HCRA. Absent the tax increases on beverage syrup and cigarettes, and the imposition of the assessments, further reductions in health care would need to have been proposed.

In other public health activities, savings would result from modifying the payment rates, eligibility standards, and operation of the Early Intervention program; eliminating reimbursement for optional services provided through the General Public Health Works (“GPHW”) program, and eliminating General Fund support for programs that are not related to DOH’s and the New York State Office for the Aging’s core mission.

•

Higher Education ($208 million) by reducing State support for SUNY and CUNY senior and community colleges (which are to be partially mitigated by the use of ARRA funding) and reducing the TAP program spending by changing eligibility standards and reducing overall grant awards. The savings would be offset in part by new tuition funding for students enrolled in certain religious studies programs.

•

Local Government Aid ($325 million) primarily by eliminating AIM funding for New York City and Erie County, and by reducing AIM funding to other municipalities by 2 or 5 percent, depending on their reliance on this revenue.

•

STAR ($213 million) by reducing the New York City benefit on income above $250,000; limiting the protection against annual declines in the value of the benefit; and eliminating the benefit for homes valued at $1.5 million or more.

•

Human Services ($201 million) by reallocating Title XX funding from non-mandated services to pay for State and local Adult Protective/Domestic Violence program costs; stretching the implementation of the planned annual increase in public assistance grants by two years; restructuring the adult shelter program; reducing spending in non-core-mission programs; and rightsizing youth facilities.

•

Education/Special Education/Arts ($139 million) by changing the reimbursement method for summer school special education costs from a flat rate to a wealth-adjusted reimbursement rate; using available ARRA funding to help support preschool special education costs; reducing reimbursement under the comprehensive attendance program to non-public schools; reducing funding for grants to the Arts Council; and other measures.

•	Mental Hygiene ($49 million) by reducing Medicaid rates; improving audit and recovery efforts; restructuring service coordination; and delaying community bed development for certain programs.

•	All other Local Assistance ($59 million) by reducing subsidies to businesses that provide mental health coverage under Timothy’s Law and a wide range of other program reductions.

State Operations. The cost of operating State government includes (a) salaries, (b) pensions and other fringe benefits, and (c) non-personal service expenses, including utilities, rents, medical supplies, and other expenses. State Operating Funds spending for these purposes is expected to total approximately $20.4 billion in 2010-11, a slight decrease from 2009-10. After actions, personal service and non-personal service expenses are projected to decline by $448 million, but this is nearly offset by growth in fringe benefit costs of $439 million.

The Updated Financial Plan recommends $1.2 billion in savings from efficiency measures in State agencies, wage concessions, most of which must be negotiated with the unions representing State employees, and controls to slow the growth in fringe benefit costs.

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Efficiency Measures ($707 million): Include across-the-board reductions in agency operating budgets, targeted personnel management initiatives, and statewide programs to leverage the State’s purchasing power in energy, supplies, and materials. The Updated Financial Plan also proposes merging several agencies.

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Wage Concessions ($250 million): The gap-closing plan sets a target of $250 million in savings in 2010-11 from concessions from the unionized workforce. Options under consideration include a salary deferral and delay or reduction of the 4 percent general salary increase for union employees. Any concessions are subject to collective bargaining. The Governor is also rescinding, for the second consecutive year, the general salary increase for the State’s non-unionized “management/confidential” employees ($28 million in 2010-11).

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Pension Amortization/Fringe Benefits ($262 million): Local governments and the State face substantial pension contribution increases over the next six years due to investment losses experienced by the Common Retirement Fund. The budget proposes giving local governments and the State the option to amortize a portion of their pension costs from 2010-11 through 2015-16. Repayment of the amortized amounts would be made over a ten-year period at an interest rate to be determined by the State Comptroller. In addition, the budget proposes requiring employees and retirees to pay a portion of Medicare Part B premiums and giving the State the option of self-insuring all or parts of the New York State Health Insurance Plan.

The State workforce subject to Executive control is expected to total 131,906 at the end of 2010-11, a reduction of approximately 600 from the estimated total for 2009-10. The projected decline mainly reflects recommended rightsizing of certain youth facilities, agency consolidations, and the continuation of statewide hiring controls.

Capital Reduction Program. The gap-closing plan recommends reducing planned capital projects spending financed with debt by $1.8 billion over the five-year period, from 2010-11 through 2014-15. The reductions are expected to provide over $130 million in annual debt service savings when fully implemented. The capital reductions will help the State maintain sufficient debt capacity. Without the Capital Reduction Program, projections show that the State’s statutory cap on debt outstanding would be reached by 2012-13.

Tax and Fee Increases

The Updated Financial Plan recommends $1.2 billion in tax and fee increases for 2010-11. More than 90 percent of the increased revenue is to be earmarked to finance existing health care spending. The “health care” taxes include an excise tax on syrup for soft drinks and other beverages, an increase in the cigarette tax, a franchise fee to sell wine in grocery stores, and an assessment on health care providers.

Tax credits extended to the film industry and as part of a new Empire Zone program would result in additional costs to the Updated Financial Plan, beginning in 2012-13.

Non-Recurring Resources

The Executive Budget relies on $565 million in non-recurring resources in 2010-11 (excluding extraordinary Federal aid). The largest item in this category is the use of the Temporary Assistance for Needy Families Emergency Contingency Fund to pay for expenses that would otherwise be incurred by the General Fund in 2010-11. The Emergency Contingency Fund is a one-time ARRA authorization. Accordingly, it is not expected to be available in future years.

Other non-recurring resources include altering the timing of a planned payment under the Physician’s Excess Medical Malpractice program; investing a portion of lottery prize fund receipts in AAA-rated municipal bonds instead of U.S. Treasury bonds, subject to market conditions, to realize a one-time benefit due to differences in market rates; and recovering excess aid payments made to school districts in prior years.

Amended Executive Budget Impact on Projected Budget Gaps

As of February 2010, DOB believed that the gap-closing plan would, if enacted in its entirety, provide for balanced operations in the General Fund in 2010-11. The budget gap for 2011-12 would be reduced by more than half, declining from $14.5 billion to $5.4 billion. Future budget gaps would total $10.7 billion in 2012-13 (a reduction of $7.8 billion from projected current-services levels) and $12.4 billion in 2013-14 (a reduction of $8.5 billion from current-services levels).

These budget gaps, which remain relatively high by historical standards even after the substantial reductions recommended in the gap-closing plan, are significantly affected by the expected end of extraordinary Federal stimulus aid for Medicaid, education, and other governmental purposes. Governor Paterson has asked Lieutenant Governor Ravitch to develop a plan to eliminate the structural imbalance within four years. The Lieutenant Governor has assembled a working group of fiscal experts to develop and evaluate options to help bring the long-term growth in spending in line with receipts.

Amended Executive Budget Impact on Spending

State Operating Funds spending, which excludes Federal operating aid and capital spending, is projected to total $80.2 billion in 2010-11, an increase of $1.8 billion (2.3 percent) over the revised estimate for 2009-10. Compared to the current-services forecast, State Operating Funds spending would be reduced by approximately $6 billion, including the extension of enhanced FMAP. Excluding the deferral of $880 million in planned spending from 2009-10 to 2010-11, State Operating Funds spending is held flat compared to 2009-10 levels, and all other measures would be held below the rate of inflation.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by a total of $1.3 billion in 2010-11. Debt service on State-supported debt is projected to increase by $844 million (17.1 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Spending on fringe benefits is projected to increase by $439 million, an increase of 9.9 percent. Growth in fringe benefits is principally due to increases in the State’s annual contribution to the State Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $374 million (32.7 percent) in 2010-11, even with the amortization in 2010-11 of contributions in excess of 9.5 percent, as proposed in the gap-closing plan. This is the fastest-growing major portion of the budget.

In contrast, spending for agency operations is expected to decline by $448 million from 2009-10 levels, assuming the Updated Financial Plan is enacted in its entirety. Local assistance spending, excluding the impact of FMAP and payment deferrals, is projected to increase by 0.5 percent.

Projected 2010-11 General Fund Closing Balance

After gap-closing actions, the year-end balance for 2010-11 would total $1.9 billion, an increase of $533 million from 2009-10. The State’s principal reserve funds are expected to remain unchanged, but approximately $485 million in additional General Fund resources would be expected to be available if (a) the Executive Budget was enacted in its entirety and (b) the Congress were to approve a six-month extension for FMAP at the levels expected in the Updated Financial Plan. In addition, the balance in the Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor, is expected to increase by $48 million from 2009-10.

Consensus Revenue Forecast

On March 1, 2010, as required by State law, the Executive and Legislature issued a joint report containing a consensus forecast for the economy and estimates of receipts for the current and upcoming fiscal year. The consensus forecast is intended to provide a common agreement on tax receipts as a precursor to legislative deliberations on the Executive Budget proposal. In the consensus forecast report, the parties agreed that:

Given the marginally weaker New York economic consensus reached for 2010-11 and the desire of the parties to translate the downside risks . . . into the receipts forecast, consensus [Senate fiscal year] 2010-11 receipts are projected to be below the Executive Budget [as amended]. As a result, the parties have agreed to decrease the [tax] receipts estimate by $850 million in total for fiscal years 2009-10 and 2010-11. It was agreed that both the national economy, and to a greater extent, the New York economy, will experience a weak recovery which will translate into slow receipts growth.

DOB projects that the estimated budget gap for 2010-11, before recommended actions, will increase from $8.2 billion to approximately $9 billion as a result of the consensus forecast. The Executive Budget, as amended, identified gap-closing resources of $8.7 billion (including $1.06 billion from an anticipated six-month extension of the higher Federal match rate on eligible State Medicaid expenditures originally authorized in the 2009 Federal stimulus legislation). Therefore, to provide for a balanced budget as required by law, the enacted budget for the 2010-11 fiscal year must include approximately $350 million in additional gap-closing actions above the levels recommended in the Executive Budget.

State Cash Flow Projections

The projected month-end balances for 2010-11 assume that the gap-closing plan is enacted in its entirety by the start of the fiscal year. Cash balances are expected to continue to be relatively low, especially during the first half of the fiscal year, including projected month-end negative balances in the General Fund for May through August 2010. The balances assume that all payments related to the carry-forward of the $1.4 billion General Fund shortfall in 2009-10 are made no later than June 2010. The Updated Financial Plan assumes that the General Fund will continue to borrow periodically from STIP.

The Amended Executive Budget proposes legislation that would, among other things, remove certain resources of the State University from the governmental funds of the State. If this were to occur, the available balances in STIP would be substantially reduced. As of February 2010, the State indicated that DOB would continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

Cash Position

As described in the Third Quarterly Update to the official statement, released by the State of New York in February 2010, the State’s cash position continues to be a serious concern, especially during the first half of the 2010-11 fiscal year. The Executive Budget forecast projected month-end negative balances in the General Fund from May through August 2010. The forecast was based on the assumption that the Executive Budget is enacted in its entirety and without modification by the start of the State’s new fiscal year on April 1, 2010. The State indicated that there could be no assurance that the Legislature would take final action on the budget by the start of the fiscal year.

The revisions to the receipts forecast described above are expected by DOB to further weaken the State’s cash position, especially in the first quarter of 2010-11. As of March 2010, DOB anticipated that approximately $350 million of the downward revision to projected receipts would affect first quarter 2010-11 collections, with the remaining $500 million spread over the remaining nine months of the fiscal year (based on operating results as of March 2010, tax receipts in 2009-10 were anticipated by DOB to be at or near the estimates contained in the Executive Budget, as amended).

In addition, as of March 2010, the Executive Budget Financial Plan included $500 million in 2009-10 from two transactions that DOB now believes are not likely to occur until the latter half of 2010-11 ($300 million from a VLT franchise payment and a $200 million transfer from the Battery Park City Authority). Accordingly, the budget shortfall that would need to be carried forward from 2009-10 to 2010-11 would increase to approximately $1.9 billion. DOB believed that, based on information as of March 2010, it had sufficient cash management options available to manage the shortfall in 2009-10 without the use of the State’s $1.2 billion in rainy day reserves. However, a delay in these transactions would further strain the State’s cash position and could require extraordinary cash management actions by DOB.

As of March 2010, the DOB was evaluating a number of options available to enhance liquidity in the first quarter of 2010-11. The extent of liquidity needs, and the range of options available to the State, was dependent on a number of factors, including the timing of budget enactment, the actions authorized in the budget, the performance of tax receipts, the management of ongoing expenses, and the condition of the State and national economies.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast as of May 2009 for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State

Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include CSEA, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non- teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases were expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

The State paid, in full, its employer contributions for the fiscal year ended March 31, 2009. Payments totaled $1.06 billion. This amount included amounts required to be paid by the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

The State bill for the 2009-10 fiscal year ending March 31, 2010 was $956.1 million, assuming a payment on March 1, 2010.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion was to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan included $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This was expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs were to be continued. These included a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continued to account for the largest share (51 percent) of this total. The balance of projected spending was slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending was spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represented 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount was slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 included transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF). Judiciary funding included money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds were transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds included transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers included transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund included tax receipts in excess of debt service requirements for general obligation, LGAC and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represented receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

General Fund Disbursements Revisions

As of November 2009, General Fund disbursements, including transfers to other funds, were estimated to total $54.6 billion in the 2009-10 fiscal year, a decrease of approximately $450 million from the First Quarterly Update. Revisions to the operating forecast, based on updated information, increased estimated spending by approximately $100 million, but these changes were expected to be more than offset by the expected implementation of the administrative spending reductions in the DRP (e.g., reductions in State agency operating spending, Medicaid fraud savings and debt management):

•	Health Care (including Medicaid): Changes in this area comprised the most significant spending revisions across the plan period and include the following:

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The State reimburses counties for services under the GPHW and Early Intervention programs, on a formula basis. As of November 2009, based on a review of prior-year claims and recent service trends, cost estimates had increased for these programs ($35 million in 2009-10; $105 million in 2010-11; $125 million in 2011-12, and $170 million in 2012-13).

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HCRA was expected to provide additional financing of State Medicaid costs that would otherwise have been paid for by the General Fund ($37 million in 2009-10; $3 million in 2010-11; $18 million in 2011-12, and $61 million in 2012-13) based on revised operating projections.

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As of November 2009, Securing Federal approval of a State Plan Amendment related to certain long-term care initiatives was expected to occur too late to provide savings in the 2009-10 fiscal year, but was expected to provide savings next year, if approved (a cost of $29 million in 2009-10 and savings of $29 million in 2010-11).

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Other revisions to the health care forecast over the Plan period included: additional costs in 2009-10 for the payment of prior-year liabilities under the human services cost-of-living adjustment ($27 million); increased spending for the Family Health Plus (“FHP”) Employer Buy-In program to provide premium subsidy payments for child care workers ($8 million in

2010-11; $16 million in 2011-12; and $14 million in 2012-13); annual reductions attributable to projected Medicaid costs for services provided through the mental hygiene system ($70 million in 2009-10; $57 million in 2010-11; and $20 million annually thereafter); and elimination of budgeted savings from a proposed assessment on out-of-State insurers that was ultimately not approved by the Legislature ($135 million annually starting in 2010-11).

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Higher Education: As of November 2009, the impact of the economic recession was evident in recent upward trends in student enrollment in the State University of New York (“SUNY”) and CUNY community colleges. This was expected to result in higher base aid provided by the State to these institutions ($51 million in 2010-11; and $62 million in both 2011-12 and 2012-13). Similarly, increased spending under the Tuition Assistance Program (“TAP”) grant award program was expected due to the increased enrollment in institutions of higher education ($23 million in 2009-10; $53 million in 2010-11; and $6 million in both 2011-12 and 2012-13). In addition, SUNY and CUNY senior college operational costs in the outyears of the Financial Plan were projected to exceed the estimates in the First Quarterly Update primarily due to higher fringe benefit costs.

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Criminal Justice: Projected spending for the Department of Correctional Services and Division of Parole was revised across the plan period to reflect efforts to achieve savings through alternatives to proposed layoffs.

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School Aid: The September 2009 update to the school aid database resulted in higher projected costs of $75 million in 2010-11, based on additional claims filed since the May 2009 update, and updated wealth and demographic information reported by school districts. These additional costs were primarily driven by growth in foundation aid and special education aid, with supplemental claims from New York City representing nearly 70 percent of the increased fiscal year liability. Based on statute, additional school year obligations from 2009-10 and earlier years are to be paid in State fiscal year 2010-11. As in prior years, the updated school district data and additional claims have resulted in a significant cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

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Transportation: The General Fund subsidy provided to DHBTF was revised across the plan period as a result of changes in estimated spending levels for projects, debt service costs, available bond proceeds, and other receipts.

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Mental Hygiene: The 2009-10 and 2010-11 savings primarily reflect efforts to reduce non-personal service costs by 11 percent and reduce workforce costs from the ongoing hiring freeze and severance plan. Higher costs beginning in 2010-11 are expected as a result of a rise in fringe benefit and indirect costs.

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GSCs: In 2010-11, the State’s contribution to the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System is slated to increase approximately 55 percent above the 2009-10 fiscal year level, with large increases projected for future years as well. Additional costs above the First Quarterly Update forecast have been included as a result of an increase in the 2010-11 employer contribution rates from the original forecast provided by the Office of the State Comptroller. In addition, as of November 2009, the State planned to make its pension contribution on March 1, 2010, rather than September 2009. The estimated cost of not pre-paying the contribution was approximately $30 million. The State also planned to make its 2010-11 contribution in March 2011, rather than pre-paying it, which would result in additional 2010-11 costs of approximately $50 million.

Other changes to the GSC forecast of spending included additional costs for taxes on State-owned lands in 2009-10 as well as multi-year revisions to the forecast for health insurance costs for State employees and retirees, fixed costs and fringe benefit escrow receipts.

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Other Spending Revisions: As of November 2009, revisions based on recent program trends and operating results to date had been made in numerous programs and activities, including environmental protection, social services, disaster assistance, economic development, general government, and local government aid. The most noteworthy multi-year changes include lower than projected child welfare services spending; additional State spending to replace or compensate for reductions in available Federal Temporary Assistance for Needy Families moneys for ongoing welfare programs, including summer youth employment, supplemental homeless intervention, supportive housing for families, wage subsidy and wheels to work; higher than anticipated court security contract payments and fringe benefit costs for the Judiciary; and additional spending under the Back-to-School Assistance program, which was financed entirely through a private donation and Federal resources (reflected in miscellaneous receipts).

Annual Spending Growth

The annual growth in State Operating Funds and All Funds disbursements is significantly affected by the Mobility Tax, enacted in the first quarter of fiscal year 2009-10. This revenue source is collected by the State on behalf of, and disbursed in its entirety to, the MTA. Due to the requirements of the enabling legislation, as of November 2009, the tax was reflected in the State’s operating funds, increasing both receipts and disbursements by $1.6 billion. Excluding the new tax, as of November 2009, State Operating Funds disbursements in 2009-10 were projected to grow by two-tenths of one percent compared to 2008-09.
As of November 2009, General Fund disbursements, including transfers to other funds, were projected at $54.6 billion in 2009-10, unchanged from 2008-09. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, was projected to increase by $1.8 billion (2.3 percent) and total $80.0 billion in 2009-10 (with the new MTA tax). All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, was projected to total $133.2 billion in 2009-10, an increase of $11.6 billion. Three-quarters of the All Funds increase is attributable to growth in Federal aid.

Updated All Funds Disbursements Projections

As of November 2009, All Funds spending was projected to total $133.2 billion in 2009-10, a decline of $284 million from the First Quarterly Update. Higher expected spending on an All Funds basis primarily for health care, welfare, mental hygiene, and criminal justice, is more than offset by expected administrative DRP actions.

State Operating Funds Budget

As of November 2009, the changes to the State Operating Funds forecast primarily reflected the General Fund revisions and DRP actions described earlier, which are partially offset by reductions in Other State Funds spending, the largest being STAR. Other changes included revisions to public health and stem cell research based upon activity and spending trends to date.

Capital Budget

As of November 2009, capital spending was projected to total $8.1 billion in 2009-10, a decrease of $402 million from the First Quarterly Update. This reflects a timing re-estimate regarding Federal spending on transportation projects supported by ARRA funds, as well as revised spending estimates in several New York State Economic Development programs. The capital spending projections conformed to the reporting of actual results in the State’s cash basis of accounting.

Federal Operating Budget

As of November 2009, DOB increased the annual estimate for Federal Operating spending by over $600 million compared to the First Quarterly Update. The changes were largely driven by an increase in Medicaid costs resulting from higher than projected utilization, and increased spending for the Back-to-School Assistance program supported by ARRA funds.

OUTYEAR PROJECTIONS

As of February 2010, DOB had revised its forecasts of receipts and disbursements across all funds through 2012-13 and calculated projections for 2013-14. The outyear forecast is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. The forecast assumes the Legislature will enact the 2010-11 Executive Budget recommendations in their entirety.

The budget imbalances projected for the General Fund and State Operating Funds tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

As of November 2009, DOB projected budget gaps of $6.4 billion in 2010-11, $14.3 billion in 2011-12, and $19.1 billion in 2012-13. As of February 2010, the recommendations set forth in the Updated Financial Plan result in a balanced General Fund Financial Plan in 2010-11 and leave projected outyear budget gaps of $5.4 billion in 2011-12, $10.7 billion in 2012-13, and $12.4 billion in 2013-14. By comparison, the net operating deficits in State Operating Funds are projected at $5.8 billion in 2011-12, $11.0 billion in 2012-13, and $12.5 billion in 2013-14. Outyear receipts and disbursement projections are detailed below.

In evaluating the State’s operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish further into the planning period. Accordingly, in terms of the outyear projections, 2010-11 is the most relevant from a planning perspective, since any gap in that year must be closed with the next Executive Budget and the variability of the estimates is likely to be less than in later years. The State indicated that it would provide quarterly revisions to its multi-year estimates.

OUTYEAR RECEIPTS/PROJECTIONS

With New York as the world’s financial capital, the impact of the recent financial crisis on the State’s fiscal condition has been severe. Base receipts—adjusted for State law changes—were estimated to decline by 10.5 percent in 2009-10, following a 3.0 percent decline for 2008-09. Consistent with an economic recovery projected to begin during the first quarter of 2010, base tax receipts growth is expected to rebound to 3.1 percent in 2010-11 and 6.4 percent in 2011-12. But there are significant risks to this forecast, as there always are around business cycle turning points. Wall Street bonus payments are always difficult to predict given the volatile nature of the financial markets, but particularly in the environment as of February 2010 given the political environment in which Wall Street then found itself. Moreover, as of February 2010, the State’s real estate market was still in decline, with the commercial sector especially at risk. Even though the labor market may have neared its trough, job growth is expected to remain weak over the next few years. Therefore, it will take some time for household spending to regain its pre-recession level. Corporate profits are expected to continue growing, consistent with the strengthening of the national recovery, but the lag between the realization of profits and the tax payments generated by those profits has made business tax receipts especially difficult to project.

The end of the State’s economic downturn, the full-year impact of the temporary rate increase, the stock market recovery, and the sunset at the end of 2010 of preferential Federal tax rates on both capital gains and ordinary income are expected to provide growth of 5.4 percent in personal income tax receipts in 2010-11. Projected corporate profits growth for the 2010 calendar year should result in a return to growth in business tax receipts beginning in 2010-11. With the recovery in household spending, sales tax growth is expected to turn positive in 2010-11, after posting one of the worst annual sales tax declines on record in 2009-10. Lastly, the Tax Department is expected to add over 300 employees to its compliance staff, which is expected to increase audit and compliance collections by $221 million annually.

Fiscal Year 2009-10 Overview

As of February 2010, total All Funds receipts were estimated to reach $131.0 billion, an increase of $11.8 billion, or a 9.9 percent increase from 2008-09 results. All Funds tax receipts were estimated to decrease by $1.6 billion, or 2.6 percent. The majority of the decrease in tax receipts is attributable to declines in the personal income tax.

As of February 2010, All Funds miscellaneous receipts were projected to reach $22.4 billion in 2009-10, an increase of nearly $2.3 billion from 2008-09, largely driven by growth in the General Fund ($403 million), special revenues from the lottery and VLTs ($387 million) and State University income ($410 million) and capital project funds ($433 million).

As of February 2010, total State Funds receipts were estimated to reach nearly $81 billion in 2009-10, an increase of $736 million, or 0.9 percent.

As of February 2010, total General Fund receipts were estimated at nearly $53 billion, a decrease of $1.1 billion, or 2.0 percent from 2008-09 results. General Fund tax receipts were estimated to decrease by 2.8 percent, reflecting declines in the economy partially offset by STAR program savings. General Fund miscellaneous receipts were estimated to increase by 13.0 percent, reflecting actions taken with the Enacted Budget, as well as actions taken with this Budget.

As of February 2010, base tax receipts growth, which nets out the impact of law changes, was expected to decrease by an estimated 10.8 percent in 2009-10 after a base decline of 3.0 percent in 2008-09.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This was primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase was expected to be partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflected the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding were due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and RBTF, which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits was projected. Deposits to the RBTF were expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflected a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflected declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which was more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflected a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs were the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline was expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of Internal Revenue Service designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remained strong and the insurance tax was expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts, respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts was larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs was anticipated to be dedicated to HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to NYPA, augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

November 2009 Updates

As of November 2009, General Fund receipts, including transfers from other funds, were estimated to total $51.7 billion, a decrease of $658 million from the amount projected in the First Quarterly Update. Tax receipts, excluding the impact of revisions to the School Tax Relief program (“STAR”) and debt service (which are unrelated to underlying collection experience), were revised downward by $1.2 billion. This was offset in part by higher miscellaneous receipts ($169 million), lower estimated spending in STAR ($85 million), and the expected implementation of administrative DRP actions affecting receipts ($272 million).

As of November 2009, the receipt estimates for the 2009-10 fiscal year were revised downward, as the New York State economy deteriorated more quickly than anticipated during the first half of 2009. As of November 2009, estimated General Fund tax receipts in the 2009-10 fiscal year had been lowered by $1.2 billion since the

First Quarterly Update, due almost entirely to a reduction in personal income tax collections. In addition, as of November 2009, the anticipated increase in personal income tax collections due to the high income surcharge had not fully materialized as expected, although it was noted that some of the shortfall may have been due to timing. In the absence of the surcharge enacted in 2009-10 and other law changes, it was estimated that personal income tax liability for 2009 would have fallen 14.5 percent. In 2009-10, the downward revisions to the personal income tax forecast were partly offset by a decline in the amount to be deposited into the STAR Fund.

As of November 2009, projected business tax collections for 2009-10 had been lowered by $133 million compared to the First Quarterly Update, mainly due to overall economic weakness. Furthermore, sales tax collections were weaker than forecast as the historic decline in State wages estimated for the 2009-10 fiscal year was having an even more adverse impact on State household spending than expected, particularly for automobiles and other large consumer items.

As of November 2009, General Fund miscellaneous receipts and transfers from other funds had been revised upward by approximately $400 million from the First Quarterly Update. Higher levels of indirect cost reimbursements, additional revenues from assessments on utility companies, revenue collected from legal settlements, additional workers’ compensation surplus revenue remittance, and various changes to transfers accounted for the improvement.

2010-11 Tax Receipts

As of November 2009, General Fund tax receipts estimates for 2010-11 had been reduced by $1.5 billion compared to the First Quarterly Update. The lower personal income tax base for the 2009-10 fiscal year was estimated to account for most of this downward revision. All Funds net personal income tax receipts for 2010-11 were projected to increase by $2.9 billion (8.4 percent) over the prior year to $38.0 billion, with withholding growth of $1.5 billion (5.2 percent), which primarily reflects a recovery in wage growth consistent with the expected pace of the State’s economic recovery and application of higher withholding rates to first quarter 2010 bonus payments. Estimated tax payments of $8.6 billion were projected as of November 2009 for tax year 2010, or $1.0 billion (13.2 percent) above the prior year. This increase reflects an expected acceleration in capital gains realizations as taxpayers are expected to react to the scheduled expiration of lower Federal capital gains tax rates at the end of 2010.

As of November 2009, General Fund business tax receipts for 2010-11 were projected to increase by $296 million, or 5.6 percent, from 2009-10, to $5.6 billion, representing a downward revision of $80 million compared with the First Quarterly Update, due primarily to the weaker 2009-10 base.

As of November 2009, General Fund user taxes and fees receipts, including transfers, were projected to total $10.7 billion in 2010-11, an increase of $430 million or 4.2 percent from 2009-10. This estimate is roughly $30 million below the First Quarterly Update.

2009-10 All Funds Receipts Overview

As of November 2009, All Funds receipts were projected to total $128.9 billion for 2009-10, comprising tax receipts ($59.4 billion), Federal grants ($48.1 billion) and miscellaneous receipts ($21.4 billion).

As of November 2009, the receipts estimates for 2009-10 had been revised downward significantly. 2009-10 All Funds tax receipt estimates had been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in the personal income tax. As of November 2009, the anticipated increase in personal income tax collections due to the recently enacted high-income surcharge had not fully materialized as expected, partially due to timing. In addition, the historic decline in State wages estimated for 2009-10 was having an even more adverse impact on State household spending than expected, particularly for autos and other big-ticket items. Business tax collections were weaker than anticipated in the First Quarterly Update, mainly due to the overall weakness of the economic environment.

The total All Funds receipts estimate of $128.9 billion represents an increase of $9.6 billion, or 8 percent, above 2008-09 results. This growth is comprised of decreases in taxes ($954 million or 1.6 percent), and increases in miscellaneous receipts ($1.3 billion or 6.6 percent), and Federal grants ($9.3 billion or 23.8 percent).

Total State Funds receipts were estimated at $80.6 billion, an expected increase of $343 million, or 0.4 percent, from 2008-09 actual results. State Funds miscellaneous receipts were estimated to increase $1.3 billion, or 6.4 percent.

Total General Fund receipts, including transfers, were estimated at $51.7 billion, a decrease of $2.1 billion, or 3.9 percent, from 2008-09 results. The decline in General Fund tax receipts was estimated at 2.7 percent. General Fund miscellaneous receipts were estimated to decrease by 0.3 percent.

After controlling for the impact of Tax Law changes, base tax revenue was estimated to decline 11.0 percent for fiscal year 2009-10. It is estimated that personal income tax liability for 2009 could have fallen by 14.5 percent in the absence of the enacted surcharge and other law changes.

Fiscal Year 2010-11 Overview

As of February 2010, total All Funds receipts were expected to reach $135.7 billion, an increase of $4.6 billion, or 3.5 percent from 2009-10 estimates. All Funds tax receipts are projected to grow by nearly $5 billion or 8.5 percent. This increase is attributable to the full year impact of the temporary personal income tax rate increase, expiring Federal tax laws, and positive revenue actions proposed with the Updated Financial Plan. All Funds Miscellaneous receipts are projected to decrease by $677 million, or 3.0 percent. All Funds Federal grants are expected to increase by $330 million, or 0.7 percent.

Total State Funds receipts are projected to be nearly $85 billion, an increase of $2.8 billion, or 3.4 percent from the 2009-10 estimate.

Total General Fund receipts are projected to be nearly $55 billion, an increase of $2.1 billion, or 4.0 percent from 2009-10 estimates. General Fund tax receipts are projected to grow by 7.6 percent, while General Fund miscellaneous receipts are projected to decline by 16.9 percent, reflecting the loss of several one-time payments. Federal grants revenues are projected to decline by 11.8 percent due to a shift in the timing of payments.

After controlling for the impact of policy changes, base tax revenue growth is estimated to increase by 3.5 percent for fiscal year 2010-11. The expected rebound in economic activity is expected to increase base growth in tax receipts for the first time since 2007-08.

Change from First Quarterly Update

All Funds receipts estimates were revised downward significantly for fiscal year 2009-10. As of November 2009, tax receipts to date for fiscal year 2009-10, in many revenue categories, had fallen below expectations. As a result of these and other factors outlined below, All Funds tax estimates for the year were revised downward by $1.2 billion from the First Quarterly Update. Miscellaneous receipts were revised downward by $50 million, while Federal grants were revised up by $288 million.

As of November 2009, the downward revision to General Fund receipts for fiscal year 2009-10 was $652 million, reflecting a $865 million decrease in taxes.

The downward revisions alluded to above are primarily due to:

•	A weaker economic condition and changes in the timing of personal income tax collections related to the temporary rate increase.

•	Weaker than expected to date business tax collections, due to the overall weak economic environment.

Change from Second Quarterly Update

All Funds receipts estimates were revised upward by $2.2 billion for fiscal year 2009-10 from the Mid-Year Financial Plan Update. The upward tax revision is mostly due to the tax amnesty program and a significant bank tax re-estimate. Miscellaneous receipts and Federal grants were revised upward by over $1.7 billion due to increases in 2009 Federal spending, as well as revenue advanced to 2009-10 from the Aqueduct VLT contract, sweeps from the Battery Park funds, and timing-related changes to capital project revenue.

General Fund receipts for fiscal year 2009-10 were revised upward by $356 million, reflecting increased one-time payments in miscellaneous receipts.

All Funds receipts estimates were increased by $2.1 billion for fiscal year 2010-11 from the Second Quarterly Update. The majority of this increase is attributable to a $1.3 billion expected increase in Federal grants.

General Fund receipts for fiscal year 2010-11 were revised upward by $191 million. Tax revisions accounted for a decrease of $37 million, while miscellaneous receipts increased by $228 million.

Proposed Law Changes

The 2010-11 Executive Budget includes changes to tax law that would: reform certain components of our tax structure to ensure that the tax burden is fairly distributed, that our tax incentive programs are most efficiently utilized and that taxpayers remit the proper amount of tax that is owed; close unintended tax loopholes to improve the equity of the tax code; and generate additional recurring revenues to help close the State’s financial gaps in 2010-11 and beyond.

General Fund Outyear Receipts Projections

General Fund receipts over the plan period are affected by the economic outlook, the expiration of the personal income tax surcharge at the end of calendar year 2011, and the changes in the level of non-tax resources available to finance General Fund disbursements. The economic forecast calls for a recession with employment losses continuing through the third quarter of 2010, a historic decline in State wages of 4.8 percent in 2009, and low wage growth of 2.1 percent for 2010. This lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2010-11 is expected to grow consistent with projected growth in the U.S. and New York economies.

Fiscal Years 2011-12, 2012-13 and 2013-14 Overview

Overall, tax receipts growth in the three fiscal years following 2010-11 is expected to remain in the range of 1.3 percent to 4.8 percent. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipt growth is supported by proposals contained with the Executive Budget that create or increase levies intended to deter unhealthy behavior, eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant and fraudulent taxpayers. These factors are expected to continue to enhance expected receipt growth through 2013-14.

Total All Funds receipts in 2011-12 are projected to be $133.5 billion, a decrease of $2.1 billion over the prior year. All Funds receipts in 2012-13 are expected to increase by $303 million over 2011-12 projections. In 2013-14, receipts are expected to increase by nearly $5.0 billion over 2012-13 projections; total State Funds receipts are projected to be over $88.6 billion in 2011-12, $89.4 billion in 2012-13 and nearly $93 billion in 2013-14; total General Fund receipts are projected to reach nearly $57 billion in 2011-12, $57 billion in 2012-13 and $60 billion in 2013-14; and All Funds tax receipts are expected to increase by 4.8 percent in 2011-12, 1.3 percent in 2012-13 and 4.7 percent in 2013-14. Again, the projected growth pattern is consistent with an economic forecast of continued but slower economic growth.

Base Growth

Base growth, adjusted for law changes, in tax receipts for fiscal year 2009-10 was estimated to decline 10.8 percent before rebounding to grow 3.5 percent in 2010-11. Overall base growth in tax receipts is dependent on a multitude of factors. As of February 2010, the State indicated that the causes of the decline in 2009-10 include the disappearance of major investment banks and their payrolls, the decline in the value of residential real estate during the 2008-2009 period, and the retreat of consumer spending in the face of job losses during the 18 months prior to such time. The expected rebound in base receipts growth in 2010-11 results from a return to cash bonus growth from the financial services industry, strong corporate profits growth, positive capital gains from a resurgent stock market, and an end to consumption declines.

OUTYEAR DISBURSEMENTS PROJECTIONS

General Fund spending is projected to grow at an average annual rate of 7.6 percent from 2009-10 through 2013-14, excluding the expected deferral of $880 million in planned disbursements from 2009-10 to 2010-11. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures on June 30, 2011, which would increase the share of Medicaid costs that must be financed by State resources, and the loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2009-10 through 2010-11, General Fund spending is expected to grow at approximately 5.1 percent on a compound annual basis.

Outyear spending projections do not incorporate any estimate of potential new actions to control spending in future years; any potential continuation of Federal stimulus aid beyond 2010-11; or any costs for future collective bargaining agreements beyond the March 31, 2011 expiration of the current four-year contracts with most unions. In addition, the forecast does not include any additional health care costs that may materialize from any health care reform at the Federal level of government.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid (Department of Health)

The State share of Medicaid is financed with a combination of General Fund and HCRA resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010, which temporarily lowers the State’s costs for the program. The Updated Financial Plan assumes that the Federal government will extend the enhanced financing another six months through June 30, 2011, which temporarily lowers the State’s costs for the program.

Medicaid growth over the plan period is affected by increasing Medicaid enrollment, rising costs of provider health care services, higher levels of utilization, and expiration of the temporarily enhanced levels of Federal aid.

The General Fund growth trends over the plan period are affected by the availability of HCRA resources and the expiration of Federal aid. As of November 2009, General Fund spending for Medicaid was expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5.0 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of the enhanced FMAP provided through ARRA that is expected to reduce State share spending in 2009-10 and 2010-11 (through December 31, 2010).

The expiration of the higher Federal share in 2010-11 substantially increases spending in 2011-12. Excluding the impact of enhanced FMAP, State spending for Medicaid is expected to grow significantly over the 2010-11 to 2013-14 Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.1 billion in

2010-11 to $19.9 billion in 2013-14. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

Other factors contributing to Medicaid spending growth include additional costs of approximately $500 million annually attributable to the State cap on local government Medicaid cost increases and takeover of local FHP costs. Also, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-12.

As of February 2010, the number of Medicaid recipients was expected to grow to 4.73 million in 2010-11, an increase of 9.5 percent from the estimated 2009-10 caseload of 4.32 million.

School Aid

School aid spending includes foundation aid; UPK expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including VLTs). On a school-year basis, school aid is projected to grow from $20.5 billion in 2010-11 to $26 billion in 2013-14, an average annual rate of 8.2 percent.

Growth in 2011-12 is primarily due to increases in expense-based aid. Growth in 2012-13 and beyond is primarily due to increases in foundation aid; UPK expansion; and contractual increases in expense-based aids such as building aid and transportation aid.

School aid has two principal State funding sources: the General Fund and the Lottery Fund. On a State fiscal-year basis, school aid spending is projected to grow by $1.8 billion in 2011-12, $2.1 billion in 2012-13, and $1.7 billion in 2013-14. Over the 2010-11 to 2013-14 Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from VLTs, consistent with 2010-11 Executive Budget recommendations to bolster revenues.

As of February 2010, the Updated Financial Plan assumed a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2009-10, and operations are expected to begin there in 2011.

As of November 2009, revenues from core lottery sales were projected to remain flat in 2010-11, followed by an increase of $32 million in 2011-12, and $41 million in 2012-13 (totaling $2.2 billion in 2012-13). Revenues from VLTs were projected to increase by $174 million in 2010-11, by $38 million in 2011-12, and by $48 million in 2012-13 (totaling $738 million in 2012-13). As of November 2009, the Financial Plan assumed a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2010-11, where operations are expected to begin in 2011. However, the DRP proposed that the VLT franchise payment be finalized in 2009-10, which would increase lottery resources in 2009-10 and reduce them by a similar amount in 2010-11.

Mental Hygiene

As of February 2010, mental hygiene spending was projected to grow on average by $200 million annually to total $4.1 billion in 2013-14. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health pipeline; and several chemical dependence treatment and prevention initiatives in the Office of Mental Health and Substance Abuse Services, including treatment costs associated with recent drug law reform.

Social Services

As of February 2010, Children and Family Services spending was expected to grow by approximately $200 million annually through 2013-14 primarily driven by growth in local claims-based programs, including child welfare. Welfare spending is projected to increase by $475 million from $1.1 billion in 2010-11 to $1.6 billion by 2013-14, consistent with the projected increase in the public assistance caseload, based on the latest economic forecast and updated program data.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

Higher Education

As of November 2009, spending was projected to decrease in 2010-11 by $180 million, followed by growth of $162 million in 2011-12, and another $89 million in 2012-13. The annual decline in 2010-11 is primarily attributable to the deferral of approximately $300 million in CUNY spending from 2008-09 to 2009-10, which inflates the 2009-10 base relative to 2010-11.

State Operations

As of November 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $462 million (5.4 percent). In 2011-12, spending was projected to grow by another $181 million (2.0 percent) to a total of $9.1 billion, followed by another $128 million (1.4 percent) for a total of $9.3 billion in 2012- 13. The personal service projections reflect both the impact of ratified labor contracts and potential spending for unions that had yet to reach agreements (with costs calculated assuming settlements comparable to those already reached); the workforce reduction initiatives; salary adjustments for performance advances, longevity payments and promotions; and adjustments to staffing levels. Inflationary increases for non-personal service costs were expected to result in higher spending in all years. Additional growth was expected to be driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders.

State Operations spending growth over the 2010-11 to 2013-14 Financial Plan period is concentrated in agencies with large operational facility-based budgets such as Corrections, SUNY, and the mental hygiene agencies, as well as the Judiciary. The main causes of growth include expiration of enhanced FMAP that lowers State costs for portions of mental hygiene spending, inflationary increases in operating costs, and ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for certain fixed costs. As of November 2009, General State Charges were projected to total $4.4 billion in 2010-11, $5.1 billion in 2011-12 and $5.9 billion in 2012-13. As of February 2010, General State Charges were projected to grow at an average annual rate of 8.1 percent from 2010-11 through 2013-14. The growth is mainly due to anticipated cost increases in pensions and health insurance for State employees and retirees.

As of November 2009, the State’s 2009-10 Employees’ Retirement System pension contribution rate as a percentage of salary was expected to grow from 7.3 percent in 2009-10 to 24.1 percent in 2012-13. As of February 2010, the State’s 2010-11 Employees’ Retirement System pension contribution rate as a percentage of salary was expected to grow from 12.2 percent in 2010-11 to 23.5 percent in 2013-14. As of November 2009, the Police and Fire Retirement System pension contribution rate was expected to be 15.3 percent in 2009-10, growing to 33.1 percent by 2012-13. As of February 2010, the Police and Fire Retirement System pension contribution rate was expected to be 18.4 percent in 2010-11, growing to 31.4 percent by 2013-14. As of November 2009, costs were projected to increase by an additional $612 million to total $2.3 billion. Costs were expected to increase by $688 million total $2.9 billion in 2012-13. As of November 2009, the State noted that growth in all years is driven by anticipated increases in the employer contribution rate. In addition to savings expected from the new tier of pension benefits enacted in December 2009, the Executive Budget recommends amortization of a portion of future costs. After these savings actions, pension costs are projected to grow from $1.5 billion in 2011-12 to $2.3 billion by 2013-14.

Spending for employee and retiree health insurance costs is expected to grow at a consistently high rate through 2013-14, with annual growth reflecting an annual premium increase of roughly 9 percent.

Transfers to Other Funds

General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities.

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Debt Service: Transfers pay for debt service for general obligation bonds, as well as certain lease-purchase and service contract bonds. As the State retires service contract bonds and issues more personal income tax revenue bonds, this transfer will go down over time.

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Dedicated Highway and Bridge Trust Fund: A significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from the DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by DMV. The Updated Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs and local transportation programs—exceed current and projected revenue deposits and bond proceeds. The Updated Financial Plan revises the forecast for the General Fund subsidy to reflect Executive Budget recommendations. The General Fund subsidy is projected at $785 million for 2011-12, $890 million for 2012-13, and $979 million in 2013-14, with continued growth thereafter.

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Medicaid Share Transfer: Increased FMAP reduces the State share of Medicaid spending at State-operated mental hygiene facilities through 2010-11. Beginning in 2011-12, these ARRA moneys are no longer expected to be available, increasing the General Fund transfer.

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All Other Transfers: These provide funding for specific purposes, including Mental Hygiene activities and the State’s financial management system. Additionally, the General Fund is expected to make annual transfers to approximately a dozen other purposes, including, but not limited to: the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund; the Department of Health and SUNY for payments related to patients residing in State-operated facilities; and subsidy payments for SUNY hospitals.

Increases in all other transfers reflect the need to supplement resources available for the mental hygiene system, fund the development of the State’s new financial management system, and support SUNY hospital operations. As of May 2009, transfers to other funds were estimated at $6.4 billion in 2010-11, an increase of $932 million over 2009-10. As of May 2009, transfers to other funds were expected to increase by $874 million in 2011-12. As of May 2009, transfers in 2012-13 were expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance declined by more than $1 billion between 2006-07 and 2008-09—from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which, as of May 2009, DOB expected to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expected to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which was primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending grew by an average of 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2008, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. There were no additional authorizations in 2009. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. As of February 2010, the City of Buffalo operates under a control board, and the counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State indicated in May 2009 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

As of May 2009, general obligation debt was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projected that approximately $599 million in general obligation bonds would be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”) (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and between that time and May 2009, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State personal income tax bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. As of May 2009, State Personal Income Tax Revenue Bonds were expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projected that $4.1 billion of State Personal Income Tax Revenue Bonds would be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorized the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. As of May 2009, the State indicated that if this trend continued, the State might temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflected the expectation that State Personal Income Tax Revenue Bonds would continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projected new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

State Personal Income Tax Revenue Bond borrowings included issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds could be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which could be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which could be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which could be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which could be issued by DASNY and UDC.

The State indicated that the projections of State borrowings for the 2009-10 fiscal year were subject to change as market conditions, interest rates and other factors varied throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

As of May 2009, 2009 projections estimated that debt outstanding and debt service costs would continue to remain below the limits imposed by the Act throughout the next several years. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State had no plans to increase its swap exposure, and the State indicated that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that were subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below and as the State noted as of May 2009, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of February 2010, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it was the State’s opinion as of May 2009 that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. The State could give no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals were fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al., both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., United States District Court, NDNY, 80-CV-930 (McCurn, District Judge) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the

60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. As of February 2010, the parties had cross-moved for summary judgment in the United States District Court for the Southern District of New York and were awaiting the scheduling of oral argument.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation. An order pursuant to the proposed Consent Decree would settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site. The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period. As of February 2010, the claim regarding the Federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act was neither settled nor dismissed and would remain in litigation.

As of February 2010, the State had indicated that the parties were expected to ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree. The State indicated that it would review the comments and, if appropriate, move for entry of the Consent Decree.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

The State defendants moved to modify the preliminary injunction. On August 13, 2009, the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State also opposed the claimant’s cross-motions, and submitted a motion for summary judgment. On July 7, 2009, the claimant moved to amend the complaint.

On October 14, 2009, the claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants to include only in-patients treated at Office of Mental Health facilities, and dropped certain claims. The State resubmitted its motion to dismiss the class claims, and, as of February 2010, that motion was sub-judice. The State has indicated that, after the court has ruled on the motion to dismiss, the State will file an answer with respect to the individual claims. After the answer is filed, the parties can move for summary judgment.

Civil Service Litigation

In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action under 42 U.S.C 2000d et seq., claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. As of February 2010, cross motions for summary judgment were pending in the United States District Court for the Northern District of New York.

Public Finance

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the New York Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article V II, § 8, paragraph 1 of the Constitution, which provides that “money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking,” except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, § 7, which provides that every law making an appropriation “shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied.”

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, the Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7, or Article VII, § 8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not “gifts” prohibited under Article VII, § 8. The court also rejected the appellant’s challenge to the reference in the budget to a memorandum of understanding, relying on that Court’s holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, § 7 is to be determined by the Legislature, not the courts.

The plaintiffs have perfected an appeal of the dismissal of their complaint. Opposing briefs were due on March 1, 2010.

Metropolitan Transportation Authority

In Hampton Transportation Ventures, Inc. et al. v. Silver et al. (Sup. Ct, Suffolk Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 29, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is directed to the Metropolitan Transportation Authority. Plaintiffs seek a judgment declaring that enactment of chapter 29 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bills, and liability for the debts of public authorities. Plaintiffs also seek a judgment declaring that enactment of chapter 29 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.

School Aid

In Becker et al. v. Paterson et al. (Sup. Ct, Albany Co.), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009 violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have been released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Under the schedule set by the court, defendants were to answer the amended complaint on February 18, 2010. The plaintiffs were to have until March 5, 2010 to move for summary judgment and the defendants were to have until April 15, 2010 to cross move or reply. The plaintiffs were then to have until May 7, 2010 to reply and defendants were to have until May 21, 2010 to sur-reply.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 11, 2009. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the U.S. Census Bureau, its population was 3,954,037 as of July 1, 2008. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Puerto Rico’s economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked with the United States economy, for fiscal years 2007 and

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2008, Puerto Rico’s real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. As of April 30, 2009, according to projections of the Puerto Rico Planning Board (the “Planning Board”), the economic contraction had accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The Commonwealth is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance had been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which declined as a result of the multi-year economic contraction mentioned above. In order to bridge the deficit resulting from the structural imbalance, the government used non-recurring measures, such as borrowing from GDB or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers. As of April 30, 2009, the estimated structural deficit for fiscal year 2009 was projected to be $3.2 billion.

Rating Downgrades

The continued fiscal imbalance led to successive downgrades in the Commonwealth’s general obligation debt ratings, by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) in fiscal year 2004.

Fiscal Year 2009 Estimated Structural Deficit

For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of the Commonwealth) were $7.6 billion as of April 30, 2009 (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, as of April 30, 2009, the government had identified additional expenses for fiscal year 2009 that were not included in the budget. As of April 30, 2009, unbudgeted expenses for fiscal year 2009 were estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 was $3.2 billion as of April 30, 2009.

General Fund Revenues

Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflected primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan

The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym). The Commonwealth has indicated that, before the temporary measures expire in 2013, the administration intends to design and adopt a comprehensive reform of the tax system and a long-term economic development plan to

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complement the economic reconstruction and supplemental stimulus initiatives described below. The proceeds expected to be obtained from the COFINA bond issuance program are to be used to repay existing government debt (including debts with GDB), finance operating expenses of the Commonwealth for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, the funding of an economic stimulus plan, as described below, and for other purposes to address the fiscal imbalance while the fiscal stabilization plan is being implemented. The fiscal stabilization plan seeks to safeguard the investment grade ratings of the Commonwealth’s general obligation debt and lay the foundation for sustainable economic growth. Legislation has already been enacted authorizing the implementation of all the measures in the fiscal stabilization plan and, as of April 30, 2009, the Office of Management and Budget (“OMB”) had certified projected savings of $237 million for fiscal year 2010 from implemented measures through April 30, 2009.

Economic Reconstruction Plan

The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico is slated to benefit from the American Recovery and Reinvestment Act of 2009 (“ARRA”) enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during fiscal years 2010 and 2011, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The Commonwealth has indicated that the administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, as of September 11, 2009, the administration was in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

As of September 11, 2009, the new administration was also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. The Commonwealth has indicated that, as part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Proposed Fiscal Year 2010 Budget

On April 29, 2009, the Governor submitted to the Legislature a proposed budget for fiscal year 2010. The proposed budget provided for total General Fund revenues and appropriations of $7.67 billion, compared to estimated General Fund revenues of $7.60 billion for fiscal year 2009. Budgeted General Fund expenditures totaled $7.67 billion, a decrease of $1.81 billion, or 19%, from the fiscal year 2009 budgeted expenditures of $9.48 billion. To cover approximately $2 billion of additional transitory expenses for fiscal year 2010 related to the implementation of the expense-reduction plan (including expenses that would be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years) and a $500 million projected remaining structural deficit, the Commonwealth planned to establish a Stabilization Fund to be funded with proceeds from COFINA bond issues.

The projections and assumptions used in the proposed fiscal year 2010 budget were subject to a number of risks, including risks related to the economic forecasts, the implementation of the expense-reduction plan, and the

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execution of certain transactions contemplated in the fiscal stabilization plan (such as the COFINA financings). Many complex political, social, environmental, and economic forces influence the Commonwealth’s economy and finances unpredictably from fiscal year to fiscal year. The budget is necessarily based on forecasts of economic activity, which have frequently failed to accurately predict the timing and magnitude of specific cyclical changes in the U.S. and local economy. The Commonwealth gave no assurance that the Commonwealth’s economy would not experience results in fiscal year 2010 and ensuing fiscal years that would be materially worse than predicted, with corresponding material and adverse effects on the Commonwealth’s projections of receipts and disbursements.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the past sixty-five years, passing from an agriculture economy to an industrial one. Virtually every sector of the economy participated in this expansion. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases between 2005 and 2009, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy. As of September 2009, Puerto Rico’s economy was in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. For fiscal years 2007 and 2008, the real gross national product contracted by 1.9% and 2.5%, respectively. This contraction continued into fiscal year 2009, for which the Planning Board expected a reduction of 3.4% in real gross national product. While the trend was expected to continue in fiscal year 2010, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures discussed below should outweigh the expected negative impact of the Fiscal Stabilization Plan also described below and revised its projections for fiscal year 2010 to reflect an increase of 0.1% in real gross national product. The Planning Board also projected increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

Nominal personal income, both aggregate and per capita, has increased consistently from 1947 to 2008. In fiscal year 2008, aggregate personal income was $56.2 billion ($44.8 billion in 2000 prices) and personal income per capita was $14,237 ($11,341 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $12.3 billion in fiscal year 2008 ($10.5 billion in fiscal year 2007). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $9.3 billion, or 76% of the transfer payments to individuals in fiscal year 2008 ($8.6 billion, or 82%, in fiscal year 2007). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships. The increase in federal transfer payments to individuals, and the corresponding decline in the share of entitlements to total transfers to individuals, from fiscal year 2007 to fiscal year 2008 was due almost exclusively to the U.S. federal tax rebates implemented in fiscal year 2008.

1	Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

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Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased between fiscal year 1999 and fiscal year 2008. From fiscal year 1999 to fiscal year 2008, total employment increased at an average annual growth rate of 0.6% to 1,217,500. However, as of April 30, 2009, there had been a decrease in employment during fiscal year 2009, related to the recession that began in fiscal year 2008.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and the service sector. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico’s imports. In fiscal year 2008, Puerto Rico experienced a positive merchandise trade balance of $19.0 billion.

Fiscal Years 2009 and 2010

The Planning Board’s gross national product forecast for fiscal year 2009, released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income was expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. On April 29, 2009, the Planning Board released new projections. As of that date, the Planning Board projected a slight decrease in gross national product of 0.1% in constant dollars or 3.4% in current dollars. In August 2009, the Planning Board revised its gross national product forecast for fiscal year 2009 by projecting a base case scenario decline of 4.8% in constant dollars, a further decline of 1.4% from the projection released in February 2009. The Planning Board, however, made an upward revision of its gross national product forecast for fiscal year 2010 by projecting an increase of 0.7% in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 took into account the anticipated estimated effect on the Puerto Rico economy of the Government’s fiscal stabilization plan and of the activity expected to be generated by $1.73 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) and $280.3 million from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors.

Puerto Rico expects to receive approximately $6 billion in stimulus funds from ARRA, of which approximately $3.3 billion is slated to be used to provide consumer and tax payer relief. As of August 2009, the Puerto Rico Infrastructure Financing Authority (“PRIFA”), which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $609 million in ARRA funds for use in health, housing, and education related projects, among others, had been disbursed.

As of September 2009, the Government had also begun disbursing funds under the local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The Government has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system.

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008. For the month of July 2009, the unemployment rate was 16.5%.

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Fiscal Year 2008

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicated that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 was due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors and the contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico’s gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistently high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Fiscal Stabilization and Economic Reconstruction

As of September 2009, the new administration had developed and commenced implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan that seeks to achieve fiscal balance and restore economic growth. The administration believes that fiscal stabilization is central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. During the first quarter of 2009, the Legislative Assembly enacted three bills providing for the implementation of this plan, which is composed of two main elements: the Fiscal Stabilization Plan (the “Fiscal Plan”) and the Economic Reconstruction Plan (the “Economic Plan”).

In addition, as of September 11, 2009, the new administration was in the process of designing and implementing a series of economic development initiatives with the aim of enhancing Puerto Rico’s competitiveness and strengthening specific industry sectors. These economic development initiatives are intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 (“Act 7”), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s 2009 budget deficit was attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

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Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan is to be implemented in three phases and includes certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consists of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. On May 14, 2009, OMB announced that based on the number of employees who agreed to participate in these programs, the expected reduction in expenses for fiscal year 2010 was $50 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II was to go into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III. Under Phase II, subject to certain exceptions, all employees with transitory, non-permanent positions are to be terminated. In addition, Phase II provides for one or more rounds of involuntary layoffs and applies to all public employees unless specifically excluded by Act 7, strictly according to seniority in public service, starting with employees with least seniority. The plan excludes employees listed in Act 7 as providing “essential” services, those paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career” employees). Employees in Phase II are to receive a severance package that includes health coverage payment for up to a maximum of six months or until the former public employee is eligible for health insurance coverage at another job.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III, which went into effect on March 9, 2009, imposes a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III is to remain in effect for a period of two years, but this term may be shortened by the Governor by means of an Executive Order should OMB certify that the savings resulting from the implementation of Act 7’s expense-reduction measures are sufficient to cover the law’s objectives. OMB indicated that the expected savings from the implementation of these measures was $187 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program or the Voluntary Permanent Workday Reduction Program under Phase I, or that are subject to involuntary layoffs under Phase II, are be eligible for the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico seeking, among other relief, an injunction to stop the Government of Puerto Rico from implementing the expense-reduction provisions of Act 7 under the theory that such provisions violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. On August 5, the Court denied the preliminary injunction. The Court’s decision allows the Government to continue with the implementation of Act 7. As of April 30, 2009, the Commonwealth indicated that the administration intends to continue to defend vigorously the constitutionality of Act 7.

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The second element of the expense-reduction measures, which pertains to other operating expenses, is to be conducted through an austerity program in combination with other measures, such as reduction in expenses of the public health plan, Executive Branch reorganization, and efficiency measures supported by budgeting and accounting processes, and information technology. The austerity program mandates a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

Tax Revenue Enforcement Measures. The Fiscal Plan seeks to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives include: (i) enhancements to federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Tax Increases. The goal of achieving fiscal and budgetary balance requires a combination of measures that include the introduction of permanent and temporary tax increases. The Fiscal Plan includes six temporary and four permanent revenue increasing measures. With respect to temporary revenue increasing measures, as of September 11, 2009, the administration was planning to implement: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as cooperativas in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential real estate, and (vi) a moratorium on certain tax credits. The majority of these temporary measures are slated to be in effect for three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise taxes on cigarettes, (iii) new excise taxes on motorcycles, and (iv) an increase in the excise taxes on alcoholic beverages.

Financial Measures. The administration expects to carry out several financial initiatives in order to achieve fiscal stability throughout the implementation period of the Fiscal Plan. These financial measures include, among others, a financing or bond issuance program the proceeds of which would be used to bridge the structural budgetary imbalance during the implementation period of the Fiscal Plan and funding some initiatives in the Economic Plan.

The financial measures are mainly anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, which increased COFINA’s financing capacity and, the Commonwealth has indicated, should allow the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

In addition to the increased tax allocations to COFINA, the financial initiatives that were enacted into law include the creation of the Savings Notes for the Economic Cooperation of Puerto Rico (the “Saving Notes Program”) and allow for the refinancing of a portion of the existing debt of the Puerto Rico Public Buildings Authority. The Savings Notes Program consists of an issuance of up to $20 million in short-term general obligation notes for retail distribution to Puerto Rico residents.

The administration expects that its Fiscal Plan will provide more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit rating. The administration further expects that the resulting fiscal structure will be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration has developed and is implementing an economic reconstruction program to stimulate growth in the short term and lay the foundation for long-term economic development. In addition, the administration is developing a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy.

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The Economic Plan consists of three main components: (i) two economic stimulus programs, (ii) Public-Private Partnerships, and (iii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan is the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consist of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico is eligible to participate in ARRA because of its status as a U.S. jurisdiction. Puerto Rico expects to receive up to $5 billion in stimulus funds from ARRA. The funds are slated to be distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. This Federal Stimulus coming from ARRA places an emphasis in relief for individuals and taxpayers. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others.

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Local Stimulus Program: The administration has formulated the Local Stimulus to supplement the Federal Stimulus and ameliorate specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounts to a $500 million investment by the government, as of September 2009, it had been estimated that its effect would be greater due to its loan-guarantee programs, which is to be coordinated in collaboration with commercial banks in Puerto Rico. The Local Stimulus is composed of three main elements: (i) capital improvements, (ii) stimulus for small- and medium-sized businesses, and (iii) consumer relief in the form of direct payments to retirees, mortgage-debt restructuring for consumers that face risk of default, and consumer stimulus for the purchase of housing.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal imbalance. PPPs are collaborations between government and non-governmental entities—such as private-sector, non-profit organizations, credit unions, and township corporations (corporaciones municipales)—to develop infrastructure projects, manage government assets or provide services. The non-governmental partner takes on certain responsibilities and risks related to the development of the project in exchange for receiving the benefits of operating it.

PPPs provide the opportunity for lower project development costs, reduction of financial risk, creation of additional revenue sources, establishment of service quality metrics, and redirection of government resources to focus on the implementation of public policy.

As of September 11, 2009, the Commonwealth indicated that the administration was working on establishing the legal framework that would implement the procedures for establishing PPPs. Puerto Rico has opportunities for the establishment of PPPs in the areas of highways, ports, transportation, solid waste, potable water, and renewable energy, among others.

Supplemental Stimulus Plan. The Economic Plan includes a Supplemental Stimulus Plan, to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The Supplemental Stimulus was slated to begin after the first year of implementation of the Federal and Local Stimuli. The coordinated implementation of the Supplemental Stimulus during the second year of the Federal and Local Stimuli was expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus is to be conducted by GDB through a combination of direct investments and guaranteed lending. Specifically, the plan is for the Supplemental Stimulus to target critical areas such as the

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banking system, key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The plan is for the Supplemental Stimulus to take into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

The Supplemental Stimulus is intended to complement a comprehensive Economic Development Program that is to be implemented by the Department of Economic Development and Commerce, as discussed below.

Economic Development Program

As of September 11, 2009, the Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, was in the process of formulating and implementing a series of economic development initiatives with the goal of laying the groundwork for sustainable economic growth. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Reconstruction Plan and the Supplemental Stimulus Plan described above. The economic development initiatives are aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment and seek to increase private-sector capital formation and participation in the Puerto Rico economy.

The administration has indicated that it will emphasize three main initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reforming the labor market, and (iii) reducing energy costs.

The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been initiated and legislation has been filed. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that have been in the pipeline of various government agencies. In the longer term, this effort seeks to significantly reduce the number of inter-agency processes and transactions that have been required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants.

As of September 11, 2009, the Commonwealth indicated that initiatives would also be undertaken with the purpose of strengthening Puerto Rico’s labor market. The administration seeks to encourage greater labor-force participation by providing the private sector with more flexibility in establishing feasible labor arrangements. One focus of the labor-market reform is expected to be the modernization of Puerto Rico’s regulatory framework. Legislative changes that were to be introduced are expected to focus on bringing out-of-date labor laws and regulations in line with U.S. and international standards with respect to such matters as flex-time arrangements, overtime rules, workers’ compensation, and benefit requirements, among others. This labor reform is expected to provide a significant improvement in Puerto Rico’s competitiveness in the global marketplace.

The administration considers the adoption of a new energy policy to be critical for Puerto Rico’s competitiveness. As of September 2009, fluctuations in oil prices were having a significant effect on Puerto Rico’s overall economic performance. As of September 11, 2009, the Commonwealth indicated that the administration planned to focus on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. The Commonwealth indicated that, by implementing a new energy policy, the Commonwealth seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. As of September 11, 2009, the Commonwealth was facilitating the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. These initiatives are expected not only to address energy prices in Puerto Rico, but also to provide for a means of attracting investment in the energy sector.

The Commonwealth plans to complement these competitive initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico

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economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities to further economic activities in manufacturing, science and technology, tourism, renewable energy, trade, and professional services. The Commonwealth has indicated that specific initiatives will be designed to promote sustainable economic growth while diversifying Puerto Rico’s economic base.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth has enacted legislation providing tax exemptions and tax incentives for businesses operating within certain sectors of the economy. Tax incentives laws have existed in Puerto Rico for over fifty years. The Economic Incentives Act, a recent tax incentives act, covers companies dedicated to manufacturing and the export of services and was enacted on May 28, 2008. All eligible businesses operating under previous tax incentives laws may apply for the benefits provided by the Economic Incentives Act.

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentives Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low-or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. Local firms may enjoy a tax rate as low as 3%, and for small- and medium-sized businesses the tax rate may be as low as 1%, provided such activities are eligible for certain credits provided by the Economic Incentives Act.

A variety of tax credits are available under the Economic Incentives Act, including: for the purchase of products manufactured in Puerto Rico; for job creation; for investment in research and development; for investment in energy-generation equipment; to reduce the cost of energy; to transfer technology; and for investors who acquire exempt operations in the process of shutting down. There are also investment credits for projects classified as strategic projects. Some of these credits can be carried forward and others can be sold.

Economic Performance by Sector

From fiscal year 2004 to fiscal year 2008, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2008 manufacturing generated $38.5 billion, or 41.2%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 104,200, a decrease of 3.4% compared with fiscal year 2007. For the first nine months of fiscal year 2009, the average

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manufacturing employment was 99,300, a decrease of 5.3% compared to the same period of the prior fiscal year. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland U.S. rate.

Total employment in the manufacturing sector decreased by 14,200 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling by 10.6% and 4.8%, respectively. Thereafter, manufacturing employment seemed to stabilize around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another significant drop of 4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by 4.2% and 3.4%, respectively. For the first nine months of fiscal year 2009, the sector lost an average of 5,600 jobs, or 5.3% compared to the same period of the previous year. In summary, the manufacturing sector lost nearly 17,000 jobs from calendar year 2005 to 2008, and, according to the trend observed for the first months of 2009, it was likely that the manufacturing sector would lose more than 5,000 additional jobs in calendar year 2009. Given that this sector used to pay the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), the increased use of job outsourcing, and, more recently, the effects of the 2008-09 global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to this sector.

Service Sector

Puerto Rico has experienced significant growth in the service sector, which includes finance, insurance, real estate, wholesale and retail trade, and other services. This sector expanded in terms of both income and employment between 1999 and 2008, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2004 and 2008, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.0%, while payroll employment in this sector increased at an average annual rate of 0.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2008, the service sector generated $37.1 billion of gross domestic product, or 40% of the total. Service-sector employment grew from 542,092 in fiscal year 2004 to 559,811 in fiscal year 2008 (representing 54.8% of total non-farm payroll employment). This represents a cumulative increase of 3.3% during such period. For the first nine months of fiscal year 2009, the average service-sector employment was 546,108, a decrease of 2.6% compared to the same period of the prior fiscal year. Wholesale and retail trade, finance, insurance and real estate experienced growth in fiscal years 2004 to 2008, as measured by gross domestic product at current prices. From fiscal year 2004 to 2008, gross domestic product increased in the trade sector from $9.8 billion to $11.8 billion, and in finance, insurance and real estate from $13.0 billion to $16.4 billion.

Puerto Rico has a developed banking and financial system. As of December 31, 2008, there were thirteen commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the

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Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of these institutions (excluding assets of units operating as international banking entities) as of December 31, 2008 were $87.5 billion, as compared to $87.9 billion as of December 31, 2007.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management of broker-dealers in Puerto Rico totaled $26.5 billion as of December 31, 2008, down from $27.9 billion on December 31, 2007. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.9 billion as of December 31, 2008, down slightly from $14.1 billion as of December 31, 2007 according to the OCFI. Most of the assets under management of local mutual funds are reflected in the amount of assets under management of broker-dealers stated above.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 31, 2008, there were 33 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $63.8 billion, a decrease from $75.8 billion in total assets as of December 31, 2007. Meanwhile, credit unions, which tend to emphasize basic consumer financial services, reached $6.7 billion in assets as of December 31, 2008, a slight increase from $6.5 billion as of December 31, 2007.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased by 3.5% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased by 3.9% to 10,739 rooms, compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,792,300, a decrease of 6.8% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.7%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased by 6.5% to 10,044 rooms from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

For fiscal year 2008, the number of persons registered in tourist hotels was 1,745,000, a further decline of 2.6% over the number of persons registered during fiscal year 2007. The average occupancy rate in tourist hotels during fiscal year 2008 was 70.3%, compared to 71.7% in fiscal year 2007. The average number of rooms available in tourist hotels increased by 2.1% to 10,253 rooms from fiscal year 2007 to fiscal year 2008.

The number of persons registered in tourist hotels during the first six months of fiscal year 2009 was 826,300, a decrease of 0.8% over the number of persons registered during the same period of fiscal year 2008. The average occupancy rate in tourist hotels during the first semester of fiscal year 2009 was 63.7%, compared to 67.5% in the period for fiscal year 2008. During the first six months of fiscal year 2009, the average number of rooms available in tourist hotels increased by 2.7% to 10,220 rooms compared with the same period in fiscal year 2008.

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In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For the first nine months of fiscal year 2009, employment in hotels and lodging places was reduced by 3.9% to 13,700 jobs.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. As of April 30, 2009, a 500-room hotel was scheduled to commence operations at the end of 2009.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2008, the government accounted for $8.8 billion, or 9.4%, of Puerto Rico’s gross domestic product. The Puerto Rico government is also a significant employer, providing jobs for 282,900 workers (state and local), or 27.7% of total non-farm payroll employment in fiscal year 2008. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment was reduced by approximately 10,100 positions. Nevertheless, during the first nine months of fiscal year 2009, state and local government employment increased by 1.2% or by 3,300 jobs to 284,400. According to the payroll survey, the distribution of these job increases was 600 jobs in the state government and 2,700 jobs in local government.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government, which excludes municipal employees and employees of public corporations. Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of April 30, 2009, approximately 70,000 employees of the central government were unionized under this law.

As discussed previously, Act 7, enacted on March 9, 2009, establishes, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of certain provisions of Act 7. The Court’s decision denying the preliminary injunction allows the Government to continue with the implementation of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

In general, Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Fajardo, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

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Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2008, totaled approximately 4,625 miles and 11,774 miles of local streets and adjacent roads. The highway system comprises 425 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-5, PR-66 and PR-20 toll highways, 252 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of April 30, 2009, it had ridership of about 35,000 per day.

The Port of the Americas is a deep draft port on the south coast of Puerto Rico that is under development by the Port of the Americas Authority. The Port of the Americas is expected to be used for broad operations such as domestic cargo, bulk, and liquid shipments for Puerto Rico, as well as transshipments. The first phase of the development was completed in 2004, and, as of April 30, 2009, the second phase was substantially complete. As of April 30, 2009, a third development phase was underway, which is to result in a processing capacity of 500,000 Twenty-Foot Equivalent Units per year.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2001 through fiscal year 2008, however, real construction investment decreased at an average annual rate of 5.4%. During the same time period, the total value of construction permits, in current dollars, increased at an average annual rate of 0.3%, but, adjusting the value of construction permits by the construction investment price deflator, the total value of permits, in constant dollars, declined at an average annual rate of 2.3%.

Public investment has been an important component of construction investment. During fiscal year 2008, approximately 50.2% of the total investment in construction was related to public projects. The total value of construction permits increased by 12.9% in fiscal year 2008 as compared to fiscal year 2007, but total sales of cement decreased by 10.7%, which, as of 2009, was the largest decline during the last decade. Average payroll employment in the construction sector during fiscal year 2008 was 60,000, a reduction of 9.9% from fiscal year 2007.

Total construction investment for fiscal year 2008 decreased in real terms by 8.8%, following a 7.6% real decline in fiscal year 2007, due principally to the drop in construction-related public projects. The Planning

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Board estimated that there would be a construction investment decrease of 11.5% in real terms during fiscal year 2009. As of 2009, public investment in construction had been negatively affected by the Commonwealth’s fiscal difficulties, and the decline in construction investment was related to these difficulties. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, it announced on April 29, 2009 that the expected positive impact of the Federal Stimulus and the Local Stimulus had led it to reduce its projected decrease in construction investment to 5.6% in real terms. Public investment was slated to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During the first four months of fiscal year 2009, the number of construction permits decreased by 4.8%, while the total value of construction permits dropped by 12.9% compared to the same period in fiscal year 2008. For the first nine months of fiscal year 2009, cement sales declined by 23.0%, reaching levels not seen in more than a decade.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2008, gross income from agriculture was $792 million, an increase of 1.2% compared with fiscal year 2007. The largest contributors to gross income in agriculture during fiscal year 2008 were livestock products (48% of the sector’s gross income) and starchy vegetables (13%).

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the 2000s, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2007-2008 was approximately 63,205

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students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2007-2008 of approximately 164,341 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of manufacturing activity from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments; alternatively, an income tax rate of 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small-and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. However, Puerto Rico resident individuals, as well as non-resident individuals who are U.S. citizens, must include as income for purposes of computing their potential alternative minimum tax liability dividends derived from companies covered by the Economic Incentives Act and the 1998 Tax Incentives Act. In addition, passive income derived from the investment of eligible funds in Puerto

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Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Tourism Incentives Act of 1993 (the “Tourism Incentives Act”) provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Other legislation enacted in 2001 and 2002 provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. As of April 30, 2009, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of eighteen hotel projects representing over 4,700 new hotel rooms.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income from Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996, its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to

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the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

For taxable years beginning after December 31, 2005 and before January 1, 2010, the special deduction granted under Section 199 of the U.S. Code against income derived from domestic production activities was extended to taxpayers operating in Puerto Rico that are subject to U.S. federal income taxation at gradual rates, such as branches of U.S. companies operating in Puerto Rico.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of that time, it was not possible to determine whether any legislative changes would be made to the U.S. Code or their effect on the long-term outlook on the economy of Puerto Rico. The administration has commenced evaluating the impact of these proposals and plans to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to COFINA is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation transfers ownership of such portion of the sales and use tax to COFINA and provides that such portion is not “available resources” under the Constitutional provisions relating to the most recent general obligation bonds offered in an official statement dated September 11, 2009.

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All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $948,102,368 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($948,102,368) is equal to 11.59% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.60% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $785,297,901 in the fiscal year ending June 30, 2020. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

As of December 31, 2008, the Commonwealth was a party to various interest rate exchange agreements or swaps with an aggregate notional amount of $4.3 billion. These interest rate exchange agreements involve nine different counterparties. The purpose of most of the interest rate exchange agreements is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. The interest rate exchange agreements also include basis swap agreements in the notional amount of $1.7 billion, pursuant to which the Commonwealth makes payments on a notional amount based on a specified interest rate index and receives from its counterparties payments on the same notional amount based on a different interest rate index.

Generally, the interest rate exchange agreements may be terminated by the Commonwealth at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit

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events. If a termination occurs due to a credit event, the Commonwealth may be obligated to pay to the applicable swap provider an amount based on the terminating swap’s market value, which may be substantial, and vice versa. As of December 31, 2008, the net mark-to-market value of all outstanding interest rate exchange agreements (the aggregate termination amount) was approximately $565 million, which is the total amount the Commonwealth would have to pay to the counterparties should all the agreements be terminated. The mark-to-market value fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

By using derivative financial instruments, the Commonwealth exposes itself to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates) and basis risk (based on changes to the relationship between different indexes used in connection with a derivative). GDB, as fiscal agent, regularly monitors and attempts to minimize these risks.

In addition, under various interest rate exchange agreements, the Commonwealth is required to deliver collateral to the counterparties to guarantee its performance under the agreements. Because of the credit market crisis that began in 2008, as of December 31, 2008, the Commonwealth had delivered approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements could require further deliveries by the Commonwealth. The Commonwealth satisfied these collateral posting obligations from the issuance of approximately $1 billion in Tax Anticipation Bonds, Series 2008A purchased by GDB during the fourth quarter of 2008.

During fiscal year 2008, the Commonwealth terminated approximately $150 million in notional amount of interest rate exchange agreements at a loss of $8.6 million. In April 2009, and as part of GDB’s efforts to minimize the Commonwealth’s exposure to interest rate risk, the Commonwealth terminated approximately $568 million in notional amount of interest rate exchange agreements at a gain of $12.1 million. The Commonwealth has indicated that GDB continues to actively manage the Commonwealth’s exposure to interest rate risks.

Variable Rate Bonds and Mandatory Tender Bonds

As of December 31, 2008, the Commonwealth had approximately $1.6 billion of outstanding variable rate general obligation bonds, which consist of approximately $1.4 billion of variable rate demand bonds (“VRDO Bonds”) and approximately $126.7 million of bonds bearing interest at a rate that changes periodically based on changes in the United States consumer price index (“CPI Bonds”). The Commonwealth has hedged its variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all VRDO Bonds and CPI Bonds. Pursuant to these agreements, the Commonwealth receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals (such as daily or weekly) and provide investors the option to tender or put the bonds at par. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules.

In the case of the VRDO Bonds for which the Commonwealth has entered into interest rate exchange agreements, if the Commonwealth cannot renew or replace a credit/liquidity facility upon its expiration and

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remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth may have to terminate the interest rate exchange agreements associated with such series of bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels, in the payment of a termination amount by the Commonwealth to compensate the counterparty for its economic losses. If interest rate levels were then lower than the fixed interest rate swap rate paid by the Commonwealth, the cost of termination to the Commonwealth could be substantial.

In April 2009, the liquidity facility with respect to approximately $96.8 million of VRDO Bonds expired and, due to market conditions, the Commonwealth was not able to renew the liquidity facility. These bonds were therefore purchased by the liquidity provider and became subject to a higher interest rate and an accelerated amortization schedule beginning in October 2009. The Commonwealth expected to refinance these bonds on a fixed rate basis prior to October 2009.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities and for which there is a related interest rate exchange agreement amount to approximately $100.0 million for fiscal year 2010, $472.9 million for fiscal year 2011 and $769.7 million for fiscal year 2012.

As of December 31, 2008, the Commonwealth also had outstanding approximately $279.2 million of general obligation bonds bearing interest at a fixed rate but subject to mandatory tender, payable from the remarketing of the bonds, on July 1, 2012 (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. As of September 11, 2009, the Commonwealth had not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds.

With respect to approximately $69.2 million of the Mandatory Tender Bonds, the Commonwealth has entered into forward starting interest rate exchange agreements that assume that the Mandatory Tender Bonds will be remarketed as variable rate bonds after the mandatory tender date of July 1, 2012. If the Commonwealth cannot remarket these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the forward starting interest rate exchange agreements, which may result in the payment of a termination amount by the Commonwealth.

Several of the Commonwealth’s public corporations also have outstanding variable rate bonds and bonds subject to mandatory tender.

Commonwealth Guaranteed Debt

As of December 31, 2008, $3.05 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year 2011, with their final maturity being July 1, 2037. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, GDB held approximately $154.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

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As of December 31, 2008, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $902.0 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $312.4 million in bonds issued to the United States Department of Agriculture, Rural Development, and $304.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

As of December 31, 2008, $1.76 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $1.5 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of December 31, 2008. As of that date, GDB also had $6.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of December 31, 2008, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and interest due of $40 million. The line of credit is payable from legislative appropriations.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. As of December 31, 2008, the Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income

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families were $109.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $117.5 million as of the same date. As of December 31, 2008, $1.118 billion of Housing Finance Authority bonds were outstanding.

As of December 31, 2008, the Housing Finance Authority also had outstanding $527 million of bonds and notes issued to fund certain payments of the Commonwealth under its mortgage subsidy and other programs for low and moderate income families, and to guarantee certain insurance obligations of the former Housing Bank and Finance Agency.

As of December 31, 2008, the Housing Finance Authority had total notes and bonds outstanding of $1.229 billion (including $53.9 million of debt outstanding under GDB lines of credit, $4.8 million in notes payable and $52.4 million owed under repurchase agreements) and total unrestricted net assets of $291.5 million.

Puerto Rico Tourism Development Fund (“TDF”). As of December 31, 2008, TDF had outstanding direct loans in an aggregate principal amount of $285.1 million and guarantees issued in the outstanding amount of $117.7 million to finance several hotels and tourism-related projects.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $313.4 million with respect to several projects, including $282 million disbursed to pay in full the bonds issued to finance three projects, which bonds had been declared due and payable at the direction of TDF due to the failure of the applicable borrowers to comply with their obligations under the related reimbursement agreements. Of the total amount disbursed, TDF has been able to recover approximately $199.7 million from the borrowers. After taking these payments and all related recoveries into account, the unrestricted net assets of TDF as of December 31, 2008 were approximately $153.4 million, and its allowances for losses on guarantees, loans, other assets and letters of credit were approximately $37.4 million.

Development Fund. The Development Fund provided guarantees of $13.1 million, to guarantee 33% of loans under the “Key to Your Business” program of the Economic Development Bank. As of December 31, 2008, the allowance for losses on guarantees was approximately $962,258.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 31, 2008, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC. In addition, PFC had $101.3 million of notes outstanding under a line of credit with GDB whose proceeds were used to pay fiscal year 2007 debt service on its bonds due to the failure of the Commonwealth to make the required debt service appropriations on account of its fiscal problems.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC. As of December 31, 2008, COFINA had approximately $5.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

As of September 2009, the Legislative Assembly of Puerto Rico had recently expanded the purposes of COFINA and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of

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repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010 and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. In March 2009, COFINA borrowed $500 million and $250 million from a local commercial bank and GDB, respectively. These loans, which are subordinate to the outstanding bonds and are to be repaid from proceeds of future bonds issues, were used to make payments to the Commonwealth’s suppliers of goods and services.

On June 18, 2009, COFINA issued its Sales Tax Revenue Bonds, First Subordinate Series 2009 A and Sales Tax Revenue Bonds, Senior Series 2009C in the aggregate principal amount at issuance of $4,118,153,700 and $237,875,000, respectively. On June 25, 2009, COFINA issued to Puerto Rico investors its Sales Tax Revenue Bonds, First Subordinate Series 2009B in the aggregate principal amount at issuance of $1,217,915,799. On July 23, 2009, COFINA issued to a Puerto Rico institutional investor its Sales Tax Revenue Bonds, First Subordinate Series 2009D Bond Anticipation Notes in an aggregate principal amount of $250,000,000 and committed to borrow an additional $250,000,000. The bond proceeds were used for the purpose of, among other things, paying or financing certain obligations of the Commonwealth, paying or financing a portion of the Commonwealth’s operational expenses, and funding the Puerto Rico Economic Stimulus Fund, the Commonwealth Emergency Fund and the Economic Cooperation and Public Employees Alternatives Fund.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and sanitary sewer facilities systems.

PRASA reported net operating losses of $103.4 million for fiscal year 2008, compared to net operating income of $31.2 million for fiscal year 2007, and net operating losses of $220.4 million for fiscal year 2006. The total debt of PRASA was $2.8 billion as of December 31, 2008. This debt includes outstanding bonds of $1.9 billion, interim financing for capital improvements of $756.8 million and interim financing for operations of $134.4 million.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and B; any bonds issued on or before June 30, 2010 to the United States Department of Agriculture, Rural Development; and the loans granted on or before June 30, 2010 by the Clean Water and Drinking Water State Revolving Funds for the benefit of PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

In June 2006, PRASA entered into an agreement to plead guilty to an indictment charging 15 felony counts of violating the federal Clean Water Act through the illegal discharge of pollutants from nine sanitary wastewater treatment plants and five drinking water treatment plants. PRASA and the United States also reached a comprehensive civil settlement to resolve repeated environmental violations of various wastewater treatment plants throughout the Commonwealth. In December 2006, PRASA and the Commonwealth Department of Health executed a settlement agreement superseding 180 administrative orders against, and three prior settlement agreements with, PRASA. Under the terms of this agreement, PRASA agreed to implement short, medium and long-term work plans, as well as interim mitigation and preventative measures, all to bring PRASA’s water system into compliance with federal and Commonwealth potable water regulations.

In March 2008, PRASA issued its 2008 Series A and B Senior Lien Bonds and Series A and B Commonwealth Guaranteed Refunding Bonds for a total aggregate amount of $1.62 billion. The Senior Lien

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Bonds were issued under the provisions of PRASA’s 2008 Master Agreement of Trust and the Refunding Bonds were issued under the provisions of its 1995 Bond Resolution. The proceeds of the Senior Lien Bonds were used mainly to refinance certain interim debts, to partially cover PRASA’s capital improvement program and to make a swap agreement termination payment, among other uses. The Refunding Bonds were issued to refund PRASA’s Series 1995 Commonwealth Guaranteed Bonds.

Puerto Rico Convention Center District Authority. The Puerto Rico Convention Center District Authority (the “Convention Center District Authority”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote a new convention center and designated private parcels located within the Convention Center District in San Juan. The convention center opened on November 17, 2005.

Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) financed the construction of a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum, with a line of credit provided by GDB. The Coliseum was transferred to the Convention Center District Authority along with the associated line of credit. As of December 31, 2008, this line of credit with GDB had an outstanding balance of $150.9 million, which is expected to be paid from the proceeds of Commonwealth general obligation bonds. The Convention Center District Authority’s debt as of December 31, 2008 was $612.7 million, including $461.8 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax.

Puerto Rico Electric Power Authority. The Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s public electric system.

PREPA reported net operating income of $181.1 million, $370.9 million and $403.0 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PREPA was $7.3 billion as of December 31, 2008. This debt includes outstanding bonds of $6.0 billion, interim financing for capital improvements of $663.1 million and interim financing for operations of $594.5 million.

Health Insurance Administration. The estimated total cost of the health insurance program for fiscal year 2009 was anticipated to be $1.88 billion, compared to $1.67 billion for fiscal year 2008 and $1.59 billion for fiscal year 2007. For fiscal year 2009, the General Fund was expected to cover $1.50 billion of the total cost of the health insurance program. The remaining $379 million was to be paid from federal, municipal and other sources. As of September 2009, the fiscal year 2010 budget estimated the cost of the health insurance program at $1.86 billion, of which the General Fund was expected to cover $1.0 billion, while the remaining $860 million was to be paid from federal, municipal and other sources. The expected decrease in the cost of the health insurance program to the General Fund for fiscal year 2010, as compared to fiscal year 2009, was due to funding expected to be received by the Commonwealth under ARRA for the health sector.

Puerto Rico Highways and Transportation Authority. The Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA and federal and Commonwealth grants.

PRHTA reported a net operating loss of $448.7 million for fiscal year 2008, compared to net operating losses of $386.0 million and $56.7 million for fiscal years 2007 and 2006, respectively.

As of December 31, 2008, PRHTA’s total debt was $7.0 billion, including $6.3 billion in outstanding bonds and interim, subordinated financings with a private financial institution and GDB. As of April 30, 2009, the financing with the private financial institution was in the principal amount of $400 million and was due in August 2009, and the financings with GDB were in the aggregate principal amount of $302.1 million and were due in June 2009.

Puerto Rico Industrial Development Company. The Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing

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physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $6.1 million for fiscal year 2008, compared to consolidated net operating income of $2.1 million for fiscal year 2007 and consolidated net losses of $15.6 million for fiscal year 2006. The total debt of PRIDCO was $347.1 million as of December 31, 2008. This debt includes outstanding bonds of $258.0 million and interim financing for operations of $89.1 million.

During fiscal years 2006 and 2007, PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of December 31, 2008.

Puerto Rico Infrastructure Financing Authority. The Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of December 31, 2008, PRIFA’s total debt was $1.89 billion. This debt includes bonds outstanding of $1.85 billion and interim financing for capital improvements of $34 million.

As of September 2009, PRIFA was investing a portion of its resources in new infrastructure projects in connection with the holding of the Central American and Caribbean Games in Mayagüez, Puerto Rico, in 2010. In September 2006, PRIFA issued $469.8 million of bonds to finance these and other infrastructure projects.

Puerto Rico Municipal Finance Agency. The Puerto Rico Municipal Finance Agency (“MFA”) is the municipal “bond bank” for Puerto Rico. MFA is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. As of April 30, 2009, no such payments had been required. As of December 31, 2008, MFA had $1.26 billion of bonds outstanding.

Port of the Americas Authority. The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of December 31, 2008, GDB held approximately $154.8 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth. In August 2008, PAA made a partial payment of the interest due on these bonds. As of April 30, 2009, GDB had not formally requested the balance from the Commonwealth under its guarantee but was in conversations with OMB regarding such payment and the upcoming payment that was due in August 2009.

Puerto Rico Ports Authority. The Puerto Rico Ports Authority (“Ports Authority” or “PRPA”) owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported net operating losses of $34 million, $20.1 million and $15.7 million during fiscal years 2008, 2007 and 2006, respectively. The

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total debt of PRPA was $704.1 million as of December 31, 2008. This debt includes outstanding bonds of $58.5 million, credit facilities for capital improvements with GDB and private financial institutions of $233.8 million and a loan for operational purposes with private financial institutions of $411.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of April 30, 2009, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $188.6 million, which was due on June 30, 2009. Of this amount, $92.1 million, plus interest, was guaranteed by GDB.

Puerto Rico Public Buildings Authority. The Puerto Rico Public Buildings Authority (“PBA”) is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $3.325 billion of bonds guaranteed by the Commonwealth. As of December 31, 2008, $3.049 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of December 31, 2008, PBA’s line of credit with GDB had an outstanding balance of $86.2 million.

On July 1, 2009, PBA issued its Government Facilities Revenue Refunding Bonds, Series P in the in the aggregate principal amount of $330,935,000. The bond proceeds were used to refund certain of PBA’s outstanding bonds and fund certain swap termination payments.

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to the Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust, which generated interest ascending to $89 million as of December 31, 2008. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities. The Perpetual Trust had disbursed the total amount of $833 million as of December 31, 2008. As of December 31, 2008, the Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 64,511 students in academic year 2008-2009, is by far the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of December 31, 2008, the University’s total debt was $621.1 million, including $585.0 million of outstanding revenue bonds.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

Other public corporations. Public corporations not described above had outstanding debt in the aggregate amount of $2.0 billion as of December 31, 2008. As of April 30, 2009, debt service on $912 million of such outstanding debt was being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

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REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Projected Fiscal Year 2010 Compared to Estimated Fiscal Year 2009

As of September 2009, it was projected that General Fund total revenues for fiscal year 2010 would be $7.670 billion, representing an increase of $70 million, or less than 1%, from estimated fiscal year 2009 revenues. The major changes in revenues from fiscal year 2009 were expected to be a projected decrease in the sales and use tax received by the General Fund of $305 million (due to the increased allocation of this tax to COFINA), partly offset by a projected increase in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $230 million and $50 million, respectively, as a result of the increases in tax revenues imposed under Act 7.

Proposed General Fund expenditures for fiscal year 2010 totaled $7.670 billion, which is $1.814 billion or 19% lower than the $9.484 billion budgeted for fiscal year 2009. This amount does not include an additional estimated $2.5 billion in expenses that was to be paid from a Stabilization Fund to be funded from proceeds of COFINA bond issues. These additional estimated expenses, which were included in the consolidated budget of the Commonwealth, include $1 billion of estimated expenses related to the implementation of the payroll reduction plan under Act 7, $1 billion in estimated expenses which were to be incurred in fiscal year 2010 but were not expected to be incurred in subsequent fiscal years as a result of the expense reduction plan under Act 7, and a resulting $500 million of expenses constituting a structural deficit for fiscal year 2010.

Results for Fiscal Year 2009

Total preliminary General Fund revenues for fiscal year 2009 were $7.76 billion, representing a decrease of $598.6 million, or 7.2%, from preliminary fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $145.4 million and in corporate income taxes of $201.2 million, (ii) a decrease of $51.9 million in motor vehicle excise taxes, (iii) a decrease of $60.1 million in miscellaneous non-tax revenues, and (iv) a decrease of $16.1 million in sales and use tax revenues. In fiscal year 2008, General Fund revenues also included $145 million of non-recurring revenues from the sale of certain properties owned by the Commonwealth. As of September 2009, the continued decline in General Fund tax revenues reflected primarily the impact of the economic recession that began in 2008 and the effect of tax benefits and incentives granted to certain individual and corporate taxpayers pursuant to previous legislation designed to stimulate economic development.

Total preliminary General Fund revenues for fiscal year 2009 of $7.76 billion exceeded the revised estimate (made in February 2009) of General Fund revenues for fiscal year 2009 of $7.60 billion by approximately $160 million, or 2.1%. The major changes from the revised estimate for fiscal year 2009 were: (i) an increase of $190.4 million in income taxes withheld from non-residents pursuant to certain closing agreements with the Department of the Treasury, and (ii) an increase of $59 million in income taxes from individuals.

The approximately $1.884 billion difference between estimated General Fund revenues and estimated General Fund expenditures for fiscal year 2009 was covered principally by a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables, a transfer of $750 million from COFINA to the Commonwealth, and a transfer of $169 million to the Commonwealth from the sale of securities in PRIFA’s Corpus Account.

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In addition, during the government transition process, the administration identified additional expenses of $1.349 billion that were not included in the fiscal year 2009 budget. These expenses are expected to be budgeted and paid by the Commonwealth in subsequent fiscal years.

Fiscal Year 2008 Compared to Fiscal Year 2007

Preliminary total General Fund revenues for fiscal year 2008 were $8.195 billion, representing a decrease of $399 million, or 4.6%, from actual revenues for fiscal year 2007 (excluding the collection of $269 million from special temporary tax measures in fiscal year 2007). The major changes from fiscal year 2007 were: (i) decreases in income taxes from individuals of $278 million and in corporate income taxes of $437 million, (ii) a decrease of $259 million in excise taxes and (iii) an increase of $270 million in revenues generated by the sales and use tax, which was only in effect for seven and a half months of fiscal year 2007. The decrease in 2008 revenues was principally due to the economic recession that began in 2008 and high oil prices, which directly affected income and excise tax collections.

Preliminary total General Fund expenses for fiscal year 2008 amounted to $9.007 billion, which is composed of $8.804 billion of operational expenses and $203 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2008 of $812 million was covered principally by cash-management procedures, such as delaying payments to certain vendors and a GDB loan of $190 million.

Fiscal Year 2007 Compared to Fiscal Year 2006

General Fund total revenues for the fiscal year 2007 were $8.862 billion, an increase of $221 million, or 2.5%, from fiscal year 2006. This amount includes (i) $5.074 billion in individual and corporate income taxes, (ii) $934 million in non-resident withholding taxes, (iii) $1.122 billion in excise taxes, (iv) $583 million of sales and use tax revenues, and (v) $269 million from special temporary tax measures. A decrease of $521 million in excise taxes was offset by revenues from the sales and use tax, as the repeal of the general excise tax on imported goods and goods manufactured in Puerto Rico was replaced with the sales and use tax commencing on November 15, 2006.

General Fund expenses for fiscal year 2007 were $9.306 billion. This amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act 91, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between revenues and expenses for fiscal year 2007 of $444 million was covered by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt, which set-aside was no longer needed on account of the passage of Act 91. The remaining shortfall was covered principally by cash-management procedures such as delaying payments to certain vendors (carrying over into fiscal year 2008).

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “PR Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

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Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum regular income tax rate of 15%. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income after applying the 90% exemption granted under the Tourism Incentives Act, which results in a maximum effective tax rate of 4.2% on their net tourism development income. The PR Code also provides for an alternative minimum tax of 22%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

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Act 7. Act 7, which was enacted on March 9, 2009 as part of the new administration’s Fiscal Plan, seeks, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 includes the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) would be subject to a surtax of 5% on their total tax liability;

(ii)	international banking entities that do not operate as bank units will be subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units will be subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(iv)	the Cooperative Bank, its subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers will be subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provides as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) dividends distributed by companies covered under the Economic Incentives Act, the 1998 Tax Incentives Act, and the Tourism Incentives Act; (b) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (c) dividends that are taxable at the rate of 10% under the PR Code; (d) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (e) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7 is an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers, venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing, among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. However, tax credits associated with manufacturing, tourism, and cinematographic projects are not affected by Act 7.

The Legislative Assembly approved a series of amendments to Act 7. Act 7 was amended to, among other things: (i) restore the tax exemption enjoyed by certain securities that were affected by recent changes to the Puerto Rico AMT; and (ii) introduce, with certain exceptions, a total cap of $40 million for granting tax credits related to Act No. 212 of 2002 (Urban Renewal projects) and establish specific limitations on the claim of such credits.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal

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Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. As stated earlier, the revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. A portion of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended (as of July 1, 2009, one-half of the Commonwealth Sales Tax, which is the equivalent of a 2.75% tax, goes to the Dedicated Sales Tax Fund), with the balance of the Commonwealth Sales Tax going to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) a 1% tax goes to the municipalities, and (ii) a 0.5% tax goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

For fiscal year 2008, each percentage point of the Sales Tax generated annually approximately $202 million of gross revenues. The Sales Tax generated total annual gross revenues for the General Fund of approximately $853 million for fiscal year 2008.

Act 7 amended various provisions of the Sales Tax to streamline collection efforts and reduce tax evasion. Most significantly, a so-called reseller’s exemption to the Sales Tax was eliminated, and a credit for Sales Taxes paid was substituted therefor. This measure is expected to increase Sales Tax collections at higher levels of the trade chain, and provide an incentive for compliance with the Sales Tax at the lower levels (via the credit). However, under proposed legislation, the reseller’s exemption would be reestablished for businesses with gross sales of $500,000 or more and other businesses would also be able to request the exemption from the Department of the Treasury, subject to compliance with certain requirements to be prescribed in the Department of the Treasury’s regulations.

Amendments to Act 7 re-introduced the Sales and Use Tax Resale Exemption Certificate to retailers with a proven sales volume higher than $500,000. Retailers with a lower sales volume may enjoy the exemption subject to approval from the Secretary. The Secretary retains the right to revoke any Exemption Certificate for the period of a year if a retailer fails to comply with filing requirements related to the Sales and Use Tax.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

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Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. In the case of motor vehicles, motorcycles and “scooters,” which used to be subject to the Sales Tax, will now be taxable as motor vehicles.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Commonwealth.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential real properties with appraised values in excess of approximately $210,000 during fiscal years 2010, 2011, 2012 and 2013. The additional real property tax, to be collected by the Treasury, will be equal to 100% of the existing real property tax collected by CRIM over such properties.

Finally, the amendments extended the temporary Commonwealth property tax to commercial real estate. The applicable Commonwealth property tax will be 0.591%. This temporary tax will be levied for three years or until an aggregated amount of $690 million is collected from this tax, whichever event occurs first.

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Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”), and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”).

Funding Requirements. The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 30.34% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

Actuarial Valuation of Employees Retirement System. As of June 30, 2007, the actuarial accrued liability of the Employees Retirement System was $16.770 billion and the actuarial value of assets was $2.892 billion, representing a funding ratio of 17.2%. The resulting unfunded actuarial accrued liability was $13.878 billion.

During fiscal year 2009, the Employees Retirement System had a cash shortfall of approximately $385 million. This cash shortfall was covered from the sale of certain investments. As of September 2009, the Employees Retirement System’s projected cash flow shortfall for fiscal year 2010 was approximately $400 million, which was expected to be covered from resources available to the Employees Retirement System, including the sale of certain investments. As of September 11, 2009, the Commonwealth noted that the Employees Retirement System’s cash flow shortfall for fiscal year 2010 could also be affected by the implementation of the fiscal stabilization plan. As of September 11, 2009, the Commonwealth has indicated that the Employees Retirement System continues to evaluate measures to improve the System’s cash flow and funding ratio, as well as the potential impact of the fiscal stabilization plan.

Actuarial Valuation of Judiciary Retirement System. According to the most recent actuarial valuation of the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the System were $174 million. The unfunded pension benefit obligations of the Judiciary Retirement System as of the same date were $104 million, representing a funding ratio of 40%. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

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Actuarial Valuation of Teachers Retirement System. According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same assumptions, but without taking into account benefits paid under special benefits laws (described below) and excluding the obligations with respect to the prospective payments under the special benefits laws, the funding of which will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7.227 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%. The resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, and since the Teachers Retirement System is a relatively mature retirement system with a significant retiree population, the unfunded pension benefit obligation, according to the 2007 actuarial valuation, will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Special Benefits. Various special benefits laws enacted in previous years provided additional benefits for the beneficiaries of the Employees Retirement System, Teachers Retirement System and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post-retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s General Fund in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by the Office of Management and Budget. In March 2009, the Department of Education paid to the Teachers Retirement System the amount of $12 million as partial payment. As of April 30, 2009, the dispute for the remaining amount of $107 million continued under inter-agency arbitration proceedings. As of April 30, 2009, the Employees Retirement System was also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.9 million, representing cumulative benefits paid to beneficiaries through June 30, 2005.

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Cash Flow Shortfalls. The Employees Retirement System’s disbursements of benefits during fiscal years 2004 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the Puerto Rico Telephone Company stock that Puerto Rico Telephone Authority held for the benefit of the Employees Retirement System of the Commonwealth. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls. For fiscal year 2008, the System experienced a positive cash flow due to various non-recurring sources of income and a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involved the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings was deposited into the Employees Retirement System trust and invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $2.9 billion of its Senior Pension Funding Bonds.

During fiscal year 2009, the Employees Retirement System expected to have a cash shortfall of approximately $150 million to $250 million. As of September 11, 2009, the Commonwealth indicated that, based on the Puerto Rico Employees Retirement System’s estimates, the Employees Retirement System could have a $362 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue partly due to possible future increases in the cost of living adjustments, changes in demographics of retirees and beneficiaries, and possible higher pension payments due to higher salaries of future retirees.

With respect to the Teachers Retirement System, the cash shortfalls for fiscal years 2006, 2007 and 2008 were $65 million, $40 million, and $75 million, respectively. Investments were liquidated to cover these shortfalls. For fiscal year 2009, the Teachers Retirement System expected to have a cash shortfall of approximately $67 million. As of September 11, 2009, the Commonwealth indicated that, based on the Teachers Retirement System’s estimates, the Teachers Retirement System could have an $81 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue given that Puerto Rico Teachers Retirement System is in a relatively mature stage.

Composition and Market Value of Investment Portfolios. As of April 30, 2009, the market value of the investment portfolios (which excludes loans to plan members) held by the retirement plans had been materially adversely affected by the global decline in value of equity securities. This decline had an adverse effect on the unfunded actuarial accrued liability of the retirement systems.

Federal Grants

Puerto Rico receives grants under numerous federal programs. As of September 2009, federal grants to the agencies and instrumentalities of the Commonwealth government were estimated to be $5.750 billion for fiscal year 2010, an increase of $1.097 billion, or 23.5%, from fiscal year 2009.

Puerto Rico expects to receive approximately $5 billion in stimulus funds from ARRA, of which $229.6 million and $1.332 billion were expected to be received by the government during fiscal years 2009 and 2010, respectively.

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BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For each of fiscal years 2008 and 2009, approximately 23% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. As of April 30, 2009, this proportion was expected to increase to 36% in fiscal year 2010 since the Government of Puerto Rico was pledging additional resources to cover outstanding debts.

For fiscal years 2008 and 2009, over 60% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). Commencing with fiscal year 2010, the Commonwealth expects to reduce this proportion to 46% due mainly to the savings in operational expenses of $2.0 billion expected from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2010

On April 29, 2009, the Governor of Puerto Rico submitted a proposed budget for fiscal year 2010 to the Legislative Assembly.

Projected revenues for fiscal year 2010 totaled $15.1 billion and projected General Fund revenues totaled $7.7 billion. The major changes in General Fund revenues were accounted for mainly by anticipated increases in property taxes (up $230.6 million), corporate income tax (up $129 million), personal income taxes (up $59 million), and excise taxes on cigarettes and alcoholic beverages (up $50 million) and decreases in the sales and use tax (down $305 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income tax (down $55 million), federal excise tax on offshore shipments (down $38 million), interest on dividends subject to tax (down $9 million), and excise tax on motor vehicles and accessories (down $5 million).

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Estimated expenses for the central government of all budgetary funds totaled $14.8 billion, a decrease of $66.8 million from fiscal year 2009. The major changes in General Fund expenditures by program in fiscal year 2010 were mainly due to anticipated increases in general obligation bonds debt service (up $232.6 million) and other debt service appropriations (up $450.9 million) and decreases in public safety and protection (down $1.273 billion), education (down $527.2 million), health (down $217.5 million), general government (down $88.1 million), welfare (down $255.5 million), economic development (down $61.2 million), transportation and communication (down $44.3 million), housing (down $21.2 million), and contributions to municipalities (down $9.1 million).

As of April 29, 2009, the government expected to incur an additional $2.5 billion in expenses for fiscal year 2010, for a total of $10.1 billion in expenses. Approximately $2 billion of this amount was related to (i) transitory expenses related to the implementation of the expense-reduction measures in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) which were expected to be incurred in fiscal year 2010 but were not expected to be incurred in subsequent fiscal years as a result of the expense reduction plan being implemented under Act 7. As of April 29, 2009, this additional amount of expenses was included in the consolidated budget of the Commonwealth and was expected to be covered from the proceeds of COFINA bond issues.

On July 1, 2009, the Governor signed a General Fund budget for fiscal year 2010 of $7.670 billion. The approved budget was approximately 19% lower than the $9.48 billion budget approved for fiscal year 2009. The approved budget was lower than the preliminary General Fund net revenues for fiscal year 2009 by $90 million, or 1.2%, and created a payment schedule for certain Commonwealth debts or other obligations, such as borrowings from Government Development Bank that did not have a dedicated source of repayment, and accounts payable to public corporations. The General Fund budget excluded a $2.5 billion Stabilization Fund that was to facilitate the orderly implementation of certain expense reduction measures adopted by the Government of the Commonwealth pursuant to Act No. 7 of March 9, 2009. The Stabilization Fund was to provide (i) $1 billion to finance the cost of transitioning public employees to nongovernmental sectors and providing vouchers for re-training, self-employment, relocation and salary subsidy alternatives, and (ii) $1.5 billion to cover payroll and operating expenses that were expected to be reduced through fiscal year 2010, but whose savings were not expected to be realized in such fiscal year. The Stabilization Fund was to be funded with proceeds from the bonds issued by COFINA.

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $27.4 billion. Of this amount, $14.9 billion was assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represented an increase of $396.5 million over approved expenditures for fiscal year 2008. The increase in expenditures was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. Due to the fact that general elections were held in November 2008, which fell within fiscal year 2009, an additional $42.3 million was budgeted for the State Elections Commission.

The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 billion by approximately $1 billion. The gap was covered by a $1.0 billion loan from GDB to the Commonwealth secured by certain tax receivables. This loan was expected to be repaid during fiscal year 2009 from COFINA bond issues.

Estimated expenses and capital improvements of all budgetary funds for fiscal year 2009 totaled $14.9 billion, an increase of $713.8 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $112.6 million), education (up $92.9 million), debt service on the Commonwealth’s general obligation and guaranteed debt (up $85.0 million), general

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government (up $75.1 million), health (up $46.3 million), special pension contribution (up $17.5 million), other debt service (up $12.1 million), contributions to municipalities (up $3.7 million), transportation and communication (up $2.1 million), public safety and protection (up $1.2 million), housing (up $0.6 million) and a decrease in economic development expenses of $28.5 million.

Given the expected reduction in revenues due to economic conditions in 2009, the General Fund revenue projection for fiscal year 2009 was adjusted in January 2009 to $7.6 billion, a reduction of $884 million from the original budgeted revenues. For fiscal year 2009, in order to cover a budgetary imbalance between projected revenues of $8.5 billion and budgeted expenditures of $9.5 billion, the original budget included a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables. In addition, non-budgeted expenses in the amount of $1.349 billion were identified in the government transition process. The projected revenue shortfall of $884 million, plus the $1 billion GDB financing and the additional non-budgeted expenditures of $1.349 billion resulted in an aggregate structural deficit for fiscal year 2009 of approximately $3.233 billion. These are preliminary figures and are subject to final revision by OMB.

Act 7, in conjunction with Act 91 and Act 1, allocates to COFINA, commencing on July 1, 2009, a total of one-half of the 5.5% Commonwealth Sales Tax (the equivalent of a 2.75% tax), thus expanding COFINA’s capacity to issue bonds. These laws allow for the use of these funds to cover operational expenses of the Commonwealth between fiscal years 2009 and 2012.

During the second half of fiscal year 2009, the Governor of Puerto Rico issued several Executive Orders to implement measures of austerity, fiscal control and expense reduction. Among these initiatives, the Governor ordered government agencies to reduce their operational costs by an amount equal to ten percent (10%) of half of their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government non-career positions, institute a hiring freeze of government employees, eliminate government credit cards, strictly control travel expenses, and impose limitations on the use of cellular phones and PDAs, agency vehicles, and electric power usage. As of April 30, 2009, these measures were being implemented by every agency and firmly monitored by OMB.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

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On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. The plaintiffs seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

The main legal basis to seek the injunction is that the referenced Act 7 provisions allegedly violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. Plaintiffs are seeking to have such provisions declared unconstitutional and thus legally unenforceable.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the preliminary injunction requested by plaintiffs. The District Court’s decision allows the Government to continue with the implementation of Act 7. The Government has moved to dismiss the complaint, and as of April 30, 2009, the Commonwealth indicated that the Government would continue vigorously to defend the constitutionality of Act 7.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of April 30, 2009, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, the Commonwealth disbursed approximately $18 million between April 2004 and January 2007 in compliance with a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico.

The Commonwealth is also a defendant in a class action presented by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In October 2006, the San Juan Court of Appeals decided in favor of the parents’ request to include damage claims in the same class action case, and the court may now award damages to the members of the class. When awarding damages, the court may consider the claims in groups or each case individually, and the parents must have proven the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

In addition, the Commonwealth is a defendant in a lawsuit filed by a group of vehicle owners in Commonwealth courts, which suit questions the legitimacy of Act No. 42 of August 1, 2005, as amended (“Act 42”). Act 42 imposes additional annual motor-vehicle fees on all “luxury” motor vehicles that are used for private purposes. On March 15, 2007, the First Circuit Court of San Juan ruled against the Commonwealth and ordered the Commonwealth to return the funds collected. The Commonwealth appealed this decision to the Court of Appeals. On January 29, 2008, the Court of Appeals upheld the decision of the First Circuit Court of San Juan. The Supreme Court of Puerto Rico has granted the Commonwealth’s application for certiorari and will hear an appeal of the decision of the Court of Appeals. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of April 30, 2009, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of April 30, 2009, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of April 30, 2009, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

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APPENDIX F

Western Asset Management Company Proxy Voting Policies and Procedures

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

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Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

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2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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